UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	abrdn Funds

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2022

Item 1. Reports to Shareholders.

abrdn Funds
Equity Series
Annual Report
October 31, 2022
abrdn China A Share Equity Fund (formerly, Aberdeen China A Share Equity Fund)
Class A - GOPAX ■	Class C - GOPCX■	Class R - GOPRX■	Institutional Class - GOPIX■	Institutional Service Class - GOPSX
abrdn Dynamic Dividend Fund (formerly, Aberdeen Dynamic Dividend Fund)
Class A - ADAVX ■	Institutional Class - ADVDX
abrdn Emerging Markets ex-China Fund (formerly, Aberdeen Global Equity Fund)
Class A - GLLAX ■	Class C - GLLCX■	Class R - GWLRX■	Institutional Class - GWLIX■	Institutional Service Class - GLLSX
abrdn Emerging Markets Fund (formerly, Aberdeen Emerging Markets Fund)
Class A - GEGAX ■	Class C - GEGCX■	Class R - GEMRX■	Institutional Class - ABEMX■	Institutional Service Class - AEMSX
abrdn Emerging Markets Sustainable Leaders Fund (formerly, Aberdeen International Equity Fund)
Class A - GIGAX ■	Class C - GIGCX■	Class R - GIRRX■	Institutional Class - GIGIX■	Institutional Service Class - GIGSX
abrdn Global Equity Impact Fund (formerly, Aberdeen Global Equity Impact Fund)
Class A - JETAX ■	Institutional Class - JETIX
abrdn Global Infrastructure Fund (formerly, Aberdeen Global Infrastructure Fund)
Class A - AIAFX ■	Institutional Class - AIFRX
abrdn International Small Cap Fund (formerly, Aberdeen International Small Cap Fund)
Class A - WVCCX ■	Class C - CPVCX■	Class R - WPVAX■	Institutional Class - ABNIX
abrdn International Sustainable Leaders Fund (formerly, Aberdeen International Sustainable Leaders Fund)
Class A - BJBIX ■	Institutional Class - JIEIX
abrdn Realty Income & Growth Fund (formerly, Aberdeen Realty Income & Growth Fund)
Class A - AIAGX ■	Institutional Class - AIGYX
abrdn U.S. Small Cap Equity Fund (formerly, Aberdeen U.S. Small Cap Equity Fund)
Class A - GSXAX ■	Class C - GSXCX■	Class R - GNSRX■	Institutional Class - GSCIX■	Institutional Service Class - GSXIX
abrdn U.S. Sustainable Leaders Fund (formerly, Aberdeen U.S. Sustainable Leaders Fund)
Class A - GXXAX ■	Class C - GXXCX■	Institutional Class - GGLIX■	Institutional Service Class - GXXIX
abrdn U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen U.S. Sustainable Leaders Smaller Companies Fund)
Class A - MLSAX ■	Class R - GLSRX■	Institutional Class - GGUIX■	Institutional Service Class - AELSX

Market Review	Page 1
abrdn China A Share Equity Fund	Page 3
abrdn Dynamic Dividend Fund	Page 9
abrdn Emerging Markets ex-China Fund	Page 16
abrdn Emerging Markets Fund	Page 23
abrdn Emerging Markets Sustainable Leaders Fund	Page 30
abrdn Global Equity Impact Fund	Page 37
abrdn Global Infrastructure Fund	Page 43
abrdn International Small Cap Fund	Page 49
abrdn International Sustainable Leaders Fund	Page 55
abrdn Realty Income & Growth Fund	Page 61
abrdn U.S. Small Cap Equity Fund	Page 66
abrdn U.S. Sustainable Leaders Fund	Page 71
abrdn U.S. Sustainable Leaders Smaller Companies Fund	Page 76
Financial Statements	Page 81
Notes to Financial Statements	Page 134
Report of Independent Registered Public Accounting Firm	Page 161
Other Tax Information	Page 163
Shareholder Expense Examples	Page 164
Supplemental Information	Page 166
Management of the Funds	Page 169

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature. Please read it carefully before investing any money.
Investing in mutual funds involves risk, including possible loss of principal.
abrdn Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.
abrdn Inc. (formerly known as Aberdeen Standard Investments Inc.) (AI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.
The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.
Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature and on the Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.
abrdn
abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. In addition, the fund names are anticipated to be re-branded over the next year.

Market Review

Global stock and bond markets fell heavily over the 12-month reporting period ended October 31, 2022 after an extremely challenging calendar year to date for financial markets and the global economy. The MSCI AC World Index1 returned -19.96% for the period.
Previous optimism surrounding the reopening of the global economy after the pandemic was soon replaced by worries over soaring prices around the world. These inflationary pressures were made far worse by Russia's invasion of Ukraine in February. The conflict and resulting sanctions against Russia caused energy and food prices to spiral even higher, leading to cost-of-living crises in many countries. Central banks responded to multi-decade-high inflation levels in Western economies by raising interest rates in an increasingly aggressive fashion.
Global financial markets lurched downwards from the start of 2022, with stocks and bonds both under acute pressure since the turn of the year. Prices of shares and bonds fell heavily in January on worries that interest rates in Western economies would have to rise faster and further than previously anticipated. The outbreak of the Ukraine war brought further volatility and fears for the global economic outlook after energy and other commodity prices surged.
There was a further major sell-off in stock markets in June. This was triggered by mounting gloom over the outlook for the global economy after the U.S. Federal Reserve (Fed) took a tougher stance in its battle against inflation. July was a much better month for stock and bond markets, amid hopes that a slowing global economy would enable central banks to reverse recent interest rate hikes in 2023. However, this optimism faded in August as central banks, led by the Fed, reiterated the need to tame inflation. September brought another major sell-off in global stock and bond markets, as central banks continued to battle high inflation with rate increases. Global bond and share prices staged a partial recovery in October on hopes that an end to U.S. interest rate hikes may be in sight.
Emerging market (EM) equities retreated over the reporting period. The MSCI Emerging Markets Index2 returned -31.03% for the period. Markets sold off towards the end of 2021 after the so-called “Powell Pivot”, where the Fed abruptly moved towards monetary policy3 tightening. That led to a rotation out of growth stocks4 into value, and the trend continued going into 2022, where value stocks held up and opened a big lead in relative terms over quality and growth plays. Further compounding the headwinds was Russia’s unexpected invasion of Ukraine in late-February, which accelerated the rise of energy and other commodity prices on fears of supply disruption. In turn, that exacerbated global inflationary pressures. Investor sentiment turned increasingly pessimistic as central banks, including the Fed, ramped up their monetary policy tightening trajectories, triggering fears of a global recession. Moreover, the Fed’s aggressive moves on interest rates boosted the U.S. dollar’s strength versus peers, which further dented sentiment towards EMs. Also keeping markets on edge was China, which became a focal point as rising COVID-19 cases prompted authorities to implement stringent lockdowns in major cities like Shanghai. When the rate of new infection cases declined, the restrictions were gradually eased and the market outperformed, driven by strong fiscal and monetary support to stabilise the economy. However, subsequent developments added to investor concerns, including geopolitical tensions with the U.S., an ongoing property crisis and the resurgence of COVID-19, which sparked fears of more stringent lockdowns. The outcome of China’s 20th party congress in October, where President Xi Jinping consolidated power and secured a third term as leader, failed to inspire investor confidence. Oil and other commodity prices took a breather after their outperformance earlier in the year as concerns mounted that a potential global slowdown could dent demand. Investors turned even more ‘risk-off’ from July onwards as a result of higher-than-expected U.S. inflation and a more hawkish Fed. Compounding investor concerns were worries over China’s growth outlook, a further deterioration of U.S.-China relations and an escalation in the Russia-Ukraine conflict.
After a turbulent calendar year to date, global government bonds recorded an unprecedented 12-month performance. The JPM Global Government Bond Index5 returned -21.22%. After years of record-low interest rates, many central banks hiked rates, often in an increasingly aggressive fashion, as they tried to contain soaring inflation. Coupled with an end to bond-buying stimulus programs this has caused a major sell-off in government bonds in the year to date. For perspective, U.S. government bonds suffered their worst first half of a calendar year since 17886.
As well as winding down its bond-buying program over the period, the Fed adopted an increasingly aggressive approach to its interest rate policy. Starting with a 0.25 percentage point increase in March 2022, its first rate hike since 2018, it soon followed with a 0.50 percentage point increase in May and (previously unusually large) 0.75 percentage point hikes in June, July and September.
The Bank of England (BoE) was the first major central bank to raise rates since the pandemic. It increased its base rate from 0.10% to 0.25% in December 2021 and followed with six more consecutive rate increases, as United Kingdom (U.K.) annual consumer price inflation continued to climb, hitting a 40-year high of 10.1%. In September, U.K. bond yields climbed rapidly in the immediate wake of an ill-fated mini-Budget from the new Truss government. In highly volatile market conditions, the BoE bought UK government bonds (gilts) in a bid to restore market stability. October's swift reversal of the mini-Budget and Rishi Sunak's appointment as prime minister settled nerves and caused gilt prices to recover some ground. The European Central Bank kept its main interest rate unchanged at emergency negative levels, before finally raising rates by 0.50 percentage points in July and following with back-to-back 0.75 percentage points hikes in September and October. In contrast, the Bank of Japan maintained its ultra-loose monetary policy, arguing that underlying demand in the Japanese economy remains too weak for it to begin raising rates.
After a mixed performance, by region, for corporate bonds in the final quarter of 2021, corporate bond prices have fallen substantially in the year to date in one of the worst periods in history for the bond markets. U.S. corporate bonds, as measured by the Barclays U.S. Corporate Investment Grade Index7, returned -19.57%. Meanwhile, the ICE BofA Global High Yield Constrained Index8, returned -13.84%.
U.K. and European investment-grade and riskier high-yield (HY) bonds have particularly struggled. A backdrop of rising interest rates and stubbornly high inflation across the region, accompanied by a worsening economic outlook, have created tough market conditions.

2022 Annual Report	1

Market Review  (concluded)

The European HY market experienced one of its worst months on record in June. In September, U.K. corporate bonds suffered a particularly difficult month amid unprecedented turbulence in U.K. financial markets. This was after a badly received mini-Budget from the new Truss cabinet. A program of tax cuts and the reversal of previously planned tax reductions added to existing investor fears about the UK’s public finances. In October, the speedy reversal of the mini-Budget and Rishi Sunak's subsequent appointment as prime minister created calmer bond market conditions and eased fears about the country's public finances. Prices of U.K. corporate bonds rose significantly as a result.
Global listed real estate fell over the reporting period, underperforming the broader equity markets. Underlying real estate fundamentals remained healthy throughout the reporting period with record occupancy levels and healthy demand for most property types driving strong market rent growth, supporting double-digit earnings and cash flow growth. That said, these positive results were more than offset by concerns about the future outlook for asset prices as the cost of capital rose due to rising interest rates, aimed at combating inflationary pressures globally. The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Index9 and the Morgan Stanley Capital International (MSCI) U.S. REIT Index10 returned -25.36% and -18.78%, respectively, over the period.
The U.S. real estate investment trust (REIT) market posted very strong gains at the beginning of the period, significantly outperforming both the broader equity market and the global real estate index. However, from the first quarter of 2022 onwards, markets were unable to avoid the downside volatility in the broader equity markets as a result of inflation and interest-rate hikes. This resulted in downward pressures in the market as investors began to price in a higher cost of capital and risks of slower-than-expected economic growth. Towards the end of the period, the U.S. REIT market dropped sharply due to less-supportive commentary from the Fed, higher-than-expected consumer price index readings and aggressive global rate increases.
Outlook
We believe equity markets are likely to remain volatile, given rising inflation, higher interest rates, the slowdown in China and geopolitical worries. The Russia-Ukraine conflict has added to the challenging global macroeconomic backdrop and exacerbated inflationary pressures via higher energy and other commodity prices. Concerns also remain about the U.K.’s stretched fiscal position given a slowing economy. On the plus side, the People’s Bank of China has, in contrast to other major central banks, maintained an accommodative policy stance.
Within fixed income, investor attention will likely focus on the effectiveness of central-bank measures to control inflation. Further less-supportive comments and interest-rate hikes from the U.S. Federal Reserve have led to expectations of additional, substantial rate increases in 2022. The European Central Bank has also begun raising rates. Meanwhile, the BoE is expected to further tighten monetary policy. However, the reduction in fiscal stimulus since Rishi Sunak succeeded Liz Truss as prime minister should help contain inflationary pressures.
abrdn

1	The MSCI AC World Index captures large- and mid-cap representation across 23 developed markets countries and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 832 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
3	Monetary policy – Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
4	Growth stock – A stock of a company that generates substantial and sustainable positive cash flow, and whose revenues and earnings are expected to increase at a faster rate than the average company in the same industry.
5	The JP Morgan Global Government Bond Index measures the performance of leading Government bond markets based on total return in U.S. currency. It is calculated by JP Morgan, and reflects reinvestment of all applicable dividends, capital gains and interest.
6	Kollmeyer, Barbara. “250 years of history is telling investors to bet on Treasury bonds in 2023, Bank of America says.” Market Watch, October 29, 2022. https://www.marketwatch.com/story/250-years-of-history-is-telling-investors-
to-bet-on-treasury-bonds-in-2023-bank-of-america-says-11666958942?mod=
livecoverage_web.
7	The Barclays U.S. Corporate Investment Grade Index is an unmanaged index considered representative of publicly issued, fixed‐rate, nonconvertible, investment‐grade debt securities.
8	The ICE BofA Global High Yield Constrained Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets.
9	The FTSE EPRA/Nareit Global Real Estate Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide.
10	The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market.

2	2022 Annual Report

abrdn China A Share Equity Fund  (Unaudited)

Market review
Mainland Chinese stock markets endured a tough period in what also proved to be a turbulent time for global financial markets and the world economy. But unlike the major Western economies, buffeted by inflation and rising interest rates, China experienced a mix of unique domestic and external challenges that caused its economy to stumble and its stock markets to fall heavily. These pressures were compounded by the difficult global economic backdrop.
Central to the country’s domestic challenges has been the Chinese government’s ‘zero-COVID’ policy. This strict approach to containment of the COVID-19 virus proved economically disruptive, as major cities such as Shanghai were locked down for weeks at a time to stop the spread of the virus. Regular COVID-19 flare-ups dented share prices and hit consumer confidence, while investor sentiment jumped at any suggestions of an easing of controls.
Another domestic headwind came in the form of a slowdown in China’s large and highly indebted property sector. The slowdown followed the government’s earlier imposition of its ‘three red lines’ financial controls on property developers. Coupled with a high-profile mortgage payment strike by citizens worried about unfinished housing projects, this added to the pressures on China’s economy and stock markets. Elsewhere on the home front, regulatory tightening in the technology and e-commerce sectors weighed on this area of the stock market.
On the external front, geopolitics played a role in the country’s weak stock market performance. Tensions with the U.S. over key technologies and Taiwan, including a contentious visit by the Speaker of the U.S. House of Representatives that saw China react with high-profile military drills, added to the list of issues facing Chinese investors.
In October, Chinese stock markets fell further after investors were disappointed by the outcome of October’s 20th Communist party congress. Prior hopes for a weakening in the government’s ‘zero-COVID’ strategy were dashed, while markets reacted warily to the strengthening of President Xi’s position after his re-election.
Fund Performance Review
The abrdn China A Share Equity Fund (Institutional Class shares, net of fees) returned -37.99% for the 12-month reporting period ended October 31, 2022, versus the -34.78% return of its benchmark, the Morgan Stanley Capital International (MSCI) China A Onshore Index (Net Dividends), over the same period.
The Fund underperformed relative to its benchmark, the MSCI China A Onshore Index, over the 12-month review period. In terms of broad headwinds for the Fund, economic and geopolitical concerns have trumped stock fundamentals. Positive developments at companies in which the Fund invests were often largely ignored by investors more concerned about bigger economic themes or threats. A rotation in investment style factors, which saw ‘value’ stocks favored over ‘growth’ stocks1, also posed a challenge.
On a more granular level, the bulk of the Fund’s underperformance stemmed from negative stock selection effects, most prominently within the financial sector and to a lesser degree in the materials sector. Sector allocation effects were also a headwind. The Fund’s zero exposure to the strong-performing energy sector detracted from relative performance; we found few quality stocks in a sector dominated by state-owned enterprises that we do not view as long-term structural winners.
Elsewhere, being overweight2 to the consumer discretionary3 sector hurt relative performance, although being underweight4 to the materials sector was helpful.
Turning to individual stocks, Proya Cosmetics added value to the Fund’s performance during the reporting period. The company was able to grow its business over the year, navigating lockdown effects and expanding in lower-tier cities. Ownership of medical equipment-maker Shenzhen Mindray Biomedical Electronics also added value to the Fund’s performance during the reporting period. China’s difficulties in dealing with the COVID-19 pandemic have highlighted its need to invest in domestic healthcare. The stock also benefited from expectations of easing COVID-19 restrictions. Finally, the Fund’s holdings in Shanghai International Airport and Guangzhou Baiyun International Airport continued their recovery since the lows of mid-2021.The steady relaxing of international travel restrictions has helped both stocks recover and further reopening would see a sharper recovery.
In terms of laggards, China Merchants Bank and Ping An Bank have been under pressure due to the property slowdown and related mortgage payment suspensions, as well as the ‘zero-COVID’ policy. We continue to believe they have the quality characteristics, conservative risk management, and capital positions to emerge from this year in a stronger competitive position. Meanwhile, non-retail and state-owned banks, which we typically avoid for quality reasons, have outperformed.
Elsewhere, Hangzhou Tigermed Consulting was initially hurt by weak sentiment towards the biotechnology sector stemming from rumours saying that the U.S. might place Chinese biotechnology companies on its entity list – a trade restriction list published by the Department of Commerce's Bureau of Industry and Security and consisting of certain foreign persons, entities, or governments. It also sold off later on negative sentiment towards Chinese contract drug researchers and developers following President Biden’s executive order aimed at onshoring U.S. capacity in biomanufacturing, even though the order does not explicitly target Chinese operators. Tigermed’s core clinical
{foots1}
1	A stock of a company that generates substantial and sustainable positive cash flow, and whose revenues and earnings are expected to increase at a faster rate than the average company in the same industry.
{foots1}
2	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
{foots1}
3	Sector/companies associated with goods and services that rely upon consumers and are sensitive to changes in the economy. Examples include retailers and media companies.
{foots1}
4	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
2022 Annual Report	3

abrdn China A Share Equity Fund  (Unaudited)  (continued)

research business is less relevant to biomanufacturing and the majority of its clinical projects are still in China.
Select holdings in the information technology sector also weighed on returns. China’s I.T. hardware companies, such as Maxscend Microelectronics, were buffeted by fears that the economic slowdown would undermine demand for handsets and, more recently, by U.S. restrictions on trade in key technologies.
In portfolio activity, we initiated a position in Maxscend Microelectronics, a hardware component maker for customers in the automotive, smartphone, and infrastructure sectors. This added to the Fund’s exposure to the ‘digital’ theme, an area where we continue to see good opportunities for growth. We also established positions in SG Micro and NAURA Technology Group. Both are leaders in China’s semiconductor industry, on which we have a positive long-term view.
In terms of sales, we sold out of Beijing Sinnet in April. The company’s execution was below expectations and considering the opportunity cost given the lack of visibility on its potential growth turnaround, we decided to exit the position. We invested the cash into other companies with better track records and growth visibility within technology.
Outlook
Looking ahead, we see reasons for cautious optimism. Despite the market disappointment over the outcome of October’s 20th Communist party congress, we expect a gradual unwinding of the ‘zero-COVID’ policy, with positive signs seen in recent weeks. Meanwhile, the government’s approach to tackling virus outbreaks has become more targeted and now allows the bulk of economic activity to continue.
On the property front, the government has been proactive in its support of the sector and has sought to prevent a disorderly unwind of the large debts troubling the sector. With a consolidated Communist party leadership following the recent congress, future help for the sector will potentially be faster and more significant.
The outlook for company profits also provides encouragement. Despite the challenges facing the Chinese economy, consensus earnings growth forecasts for the Chinese mainland stock market in 2022 remain robust.
On a broader note, we see a bright future for companies that are able to adapt to changing regulatory frameworks and align with government policy objectives in areas such as digital innovation, green technology, access to affordable healthcare, and improved livelihoods. To that end, we believe there is strong long-term potential in our five portfolio themes: aspiration, digitalization, green, health, and wealth (as described below).
Aspiration: We expect consumer companies to fare well as China strives for a self-sufficient economic model. Premiumization — positioning goods and services as high-quality, in part to gain pricing power — is an ugly word but a powerful consumer trend. We believe urbanization and rising middle-class wealth will drive demand for premium goods and services in the long run.
Digital: This theme aligns with the government’s objectives of localization, improving productivity, lowering costs, increasing innovation and helping to propel economic growth. Our holdings in this segment are primarily software-related names. Chinese companies have advantages in software, given their knowledge of the domestic market and preference for localization in areas such as cybersecurity and cloud services.
Green: This theme aligns with government policy on decarbonization and net-zero emissions by 2060. China dominates global manufacturing capacity for renewable energy and storage, accounting for 90% of solar and 75% of battery capacity. Decarbonizing economies requires huge investment in renewable energy and storage, leaving China poised to benefit. Other industries also need to decarbonise, so we expect greater investment in upgrading machinery and increasing energy efficiency. Our holdings include solar wafer-producers, component-makers, battery and related component-makers and automation-related firms.
Health: We are overweight healthcare services, including companies providing innovative research and clinical trial services that bring high-quality therapies to market cheaply and quickly. Our holdings align with policy objectives to make healthcare cheaper and more accessible. This is particularly relevant in view of China’s rapidly ageing society.
Wealth: This theme aligns with the government’s objective of China becoming a moderately prosperous society by 2035. The financial services sector plays a key role in creating and protecting wealth. Our holdings here contribute to the creation of strong financial and capital markets and also include software companies that support the development of capital markets, such as trading and portfolio management. The adoption of insurance services remains low in China relative to the rest of the world. We see a large addressable market in terms of life and health insurance, especially given China’s ageing population.
Portfolio Management:
Asia Pacific Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

4	2022 Annual Report

abrdn China A Share Equity Fund  (Unaudited)  (continued)

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks. The Fund focuses its investments in China and Hong Kong, which may subject the Fund to more volatility and greater risk of loss than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
Please read the prospectus for more detailed information regarding these and other risks.

2022 Annual Report	5

abrdn China A Share Equity Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(38.20%)	2.13%	2.87%
	w/SC2	(41.75%)	0.93%	2.26%
Class C	w/o SC	(38.62%)	1.45%	2.16%
	w/SC3	(39.21%)	1.45%	2.16%
Class R4	w/o SC	(38.37%)	1.81%	2.52%
Institutional Service Class[4]	w/o SC	(38.07%)	2.36%	3.11%
Institutional Class[4]	w/o SC	(37.99%)	2.47%	3.18%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective June 13, 2019. Performance information for periods prior to June 13, 2019 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Performance of $1,000,000 invested in Institutional Class shares of the abrdn China A Share Equity Fund, MSCI China A (Onshore) Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI China A (Onshore) Index captures large- and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
6	2022 Annual Report

abrdn China A Share Equity Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	98.8%
Short-Term Investment	1.3%
Exchange-Traded Funds	0.5%
Liabilities in Excess of Other Assets	(0.6%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	20.6%
Industrials	18.0%
Consumer Staples	17.2%
Financials	14.9%
Health Care	10.5%
Consumer Discretionary	10.0%
Materials	5.8%
Real Estate	1.8%
Exchange-Traded Funds	0.5%
Energy	-%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(0.6%)
100.0%

Amounts listed as “–” are 0% or round to 0%.
Top Ten Holdings
Kweichow Moutai Co. Ltd.	6.6%
China Merchants Bank Co. Ltd.	4.6%
Centre Testing International Group Co. Ltd.	4.0%
Contemporary Amperex Technology Co. Ltd.	4.0%
Glodon Co. Ltd.	3.8%
LONGi Green Energy Technology Co. Ltd.	3.8%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd.	3.7%
China Tourism Group Duty Free Corp. Ltd.	3.6%
Hundsun Technologies, Inc.	3.5%
Ping An Insurance Group Co. of China Ltd.	3.4%

Countries
China	98.8%
Other, less than 2% each	0.5%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(0.6%)
100.0%

2022 Annual Report	7

Statement of Investments
October 31, 2022
abrdn China A Share Equity Fund

	Shares	Value
COMMON STOCKS—98.8%
CHINA—98.8%
Consumer Discretionary—10.0%
China Tourism Group Duty Free Corp. Ltd., A Shares(a)(b)(c)	12,300	$ 243,347
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(b)	50,595	1,105,916
Fuyao Glass Industry Group Co. Ltd., A Shares(b)	152,941	697,161
Midea Group Co. Ltd., A Shares (Stock Connect)(b)	186,942	1,024,441
		3,070,865
Consumer Staples—17.2%
By-health Co. Ltd., A Shares(b)	156,488	374,364
Chacha Food Co. Ltd., A Shares(b)	83,100	501,877
Foshan Haitian Flavouring & Food Co. Ltd., A Shares(b)	77,993	635,875
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares(b)	180,600	622,496
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)(b)	10,963	2,021,386
Proya Cosmetics Co. Ltd., A Shares(b)	31,040	707,467
Wuliangye Yibin Co. Ltd., A Shares(b)	24,237	441,905
		5,305,370
Energy—0.0%
G3 Exploration Ltd.(c)(d)	53,000	–
Financials—14.9%
Bank of Ningbo Co. Ltd., A Shares(b)	247,816	804,588
China International Capital Corp. Ltd., A Shares(b)	40,800	193,146
China International Capital Corp. Ltd., H Shares(a)	322,000	447,489
China Merchants Bank Co. Ltd., A Shares(b)	384,432	1,410,901
Ping An Bank Co. Ltd., A Shares(b)	478,400	675,551
Ping An Insurance Group Co. of China Ltd., A Shares(b)	214,837	1,061,090
		4,592,765
Health Care—10.5%
Aier Eye Hospital Group Co. Ltd., A Shares(b)	234,011	789,970
Hangzhou Tigermed Consulting Co. Ltd., A Shares(b)	58,367	663,498
Hangzhou Tigermed Consulting Co. Ltd., H Shares(a)	14,800	100,513
Jiangsu Hengrui Medicine Co. Ltd., A Shares(b)	100,895	553,984
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(b)	25,310	1,125,491
		3,233,456
Industrials—18.0%
Centre Testing International Group Co. Ltd., A Shares(b)	483,188	1,234,711
Contemporary Amperex Technology Co. Ltd., A Shares(b)	23,979	1,224,146
Guangzhou Baiyun International Airport Co. Ltd., A Shares(b)(c)	200,400	380,001
NARI Technology Co. Ltd., A Shares (Stock Connect)(b)	180,052	601,548
Shanghai International Airport Co. Ltd., A Shares(b)(c)	32,910	239,552
Shanghai M&G Stationery, Inc., A Shares(b)	139,080	765,517
Shenzhen Inovance Technology Co. Ltd., A Shares(b)	53,489	487,491
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(b)	33,778	603,693
		5,536,659
Shares		Value

Information Technology—20.6%
Glodon Co. Ltd., A Shares(b)	175,989	$ 1,186,365
Hundsun Technologies, Inc., A Shares(b)	187,595	1,068,694
LONGi Green Energy Technology Co. Ltd., A Shares(b)	177,788	1,167,989
Luxshare Precision Industry Co. Ltd., A Shares(b)	123,870	479,426
Maxscend Microelectronics Co. Ltd., A Shares(b)	29,480	371,154
NAURA Technology Group Co. Ltd., A Shares(b)	7,500	270,874
SG Micro Corp., A Shares(b)	20,410	417,293
Venustech Group, Inc., A Shares(b)	198,300	687,589
Yonyou Network Technology Co. Ltd., A Shares(b)	201,999	675,096
		6,324,480
Materials—5.8%
Anhui Conch Cement Co. Ltd., A Shares(b)	132,656	439,906
Wanhua Chemical Group Co. Ltd., A Shares(b)	47,817	524,964
Yunnan Energy New Material Co. Ltd., A Shares (Stock Connect)(b)	40,020	807,371
		1,772,241
Real Estate—1.8%
China Vanke Co. Ltd., A Shares(b)	305,073	562,505
Total China		30,398,341
Total Common Stocks		30,398,341
EXCHANGE-TRADED FUNDS—0.5%
KraneShares Bosera MSCI China A 50 Connect Index ETF	5,675	151,636
Total Exchange-Traded Funds		151,636
SHORT-TERM INVESTMENT—1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(e)	380,882	380,882
Total Short-Term Investment		380,882
Total Investments (Cost $48,734,831)(f)—100.6%		30,930,859
Liabilities in Excess of Other Assets—(0.6%)		(169,665)
Net Assets—100.0%		$30,761,194
Amounts listed as “–” are $0 or round to $0.
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Non-income producing security.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2022.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.
8	2022 Annual Report

abrdn Dynamic Dividend Fund  (Unaudited)

Market review
Previous optimism surrounding the reopening of the global economy after the pandemic was soon replaced by worries over soaring prices around the world. Global financial markets lurched downwards from the start of 2022, with stocks under acute pressure since the turn of the year. Share prices fell heavily in January on worries that interest rates in Western economies would have to rise faster and further than previously anticipated. The outbreak of the Ukraine war brought further volatility1 and fears for the global economic outlook after energy and other commodity prices surged. Central banks responded to multi-decade-high inflation levels in Western economies by raising interest rates in an increasingly aggressive fashion.
There was a further major sell-off in stock markets in June. This was triggered by mounting gloom over the outlook for the global economy after the U.S. Federal Reserve (Fed) took a tougher stance in its battle against inflation. July was a much better month for stock markets, amid hopes that a slowing global economy would enable central banks to reverse recent interest rate hikes next year. However, this optimism faded in August as central banks, led by the Fed, reiterated the need to tame inflation. September brought another major sell-off in global stock markets, as central banks continued to battle high inflation with rate increases. Global share prices staged a partial recovery in October on hopes that an end to U.S. interest rate hikes may be in sight.
Fund performance review
abrdn Dynamic Dividend Fund (Institutional Class shares, net of fees) returned -16.12% for the 12-month period ended October 31, 2022, versus the -19.96% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Dividends), during the same period.
The Fund posted a negative total return but outperformed its benchmark during the reporting period. Asset allocation and, to a lesser extent, stock selection supported performance. The Fund’s underweight2 exposures to the communication services and information technology sectors were beneficial. Also, stock selection was positive in the consumer discretionary3 and healthcare sectors. By region, stock selection was beneficial in North America and Europe (excluding the U.K.).
At the individual stock level, key contributors to Fund performance included holdings in U.S.-based Genuine Parts Company, a distributor of automotive and industrial replacement parts, and pharmaceutical company Bristol-Myers Squibb. Another leading contributor was the absence of a position in Meta Platforms, the owner of social media platform Facebook, which the Fund does not own because the company does not pay a dividend.
Genuine Parts Company posted solid earnings across both its automotive and industrial segments and raised its full-year guidance during the reporting period. The automotive unit has recovered since the pandemic due to increased mobilization. In addition, the CEO recently announced a plan to increase the company’s margins. Pharmaceutical company Bristol-Myers Squibb provided a tailwind for Fund performance. The company reported solid results that were driven by strong sales from Revlimid, one of its cancer treatments. We believe the stock benefitted from investor anticipation that some of Bristol Myers’ pipeline would come to fruition in 2023.
Conversely, stock selection was negative in the energy and industrials sectors. The Fund’s overweight4 exposure to the real estate sector also slightly detracted from performance. By region, stock selection was detrimental in Asia-Pacific excluding Japan.
The largest detractor from performance were the Fund’s positions in U.S.-based companies Stanley Black & Decker, a manufacturer of hand and power tools, and Dechra Pharmaceuticals. A lack of exposure to integrated oil and gas company ExxonMobil was also detrimental.
Shares of industrial and household tools manufacturer Stanley Black & Decker detracted from performance as management cut their guidance several times during the year. Falling consumer demand, high inventory levels and rising interest rates have all contributed to the company’s disappointing results. Shares of Dechra Pharmaceuticals moved lower due to a combination of the market rotation away from higher-growth companies and a post COVID-19 slowdown in the veterinary pharmaceutical market. On an operational basis, however, Dechra continues to perform well. In our view, several deals completed during the year seem to be strategically sound and have enabled the company to add commercial-stage drugs to its portfolio. The Fund’s lack of exposure to oil and gas major ExxonMobil detracted from performance as prices of the commodities rose over the period, particularly after Russia’s invasion of Ukraine in February.
Regarding the use of derivatives, we continued to hedge a portion of the Fund’s currency exposure to the euro during the reporting period. The derivatives positions were additive to the Fund’s absolute return for the reporting period.
The Fund earns income through a combination of investing in companies that pay dividends and implementing a dividend-capture strategy. In a dividend-capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend5 date and reinvests the sales proceeds into one or more other stocks that are expected to pay dividends before the next dividend payment on the stock that it is selling. While employing this strategy, the Fund purchases companies
{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
3	Industries associated with goods and services that rely upon consumers and are sensitive to changes in the economy. Examples include retailers and media companies.
{foots1}
4	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
{foots1}
5	Also abbreviated as 'xd', this is a share sold without the right to receive the declared dividend payment which is marked as due to those shareholders who are on the share register. The stock market authorities usually specify the date on which a share will begin trading 'xd'. The share price invariably drops when the share goes 'xd' taking the known income of the dividend out of the share price.
2022 Annual Report	9

abrdn Dynamic Dividend Fund  (Unaudited)  (continued)

that pay regular and/or special dividends. Over the 12-month period ended October 31, 2022, the Fund issued total distributions of $1.20 per share.
Outlook
Global capital markets continue to face numerous headwinds. As consumers’ spending power increasingly comes under pressure from higher inflation, negative real incomes and the cost-of-living crisis, the outlook for global economic growth has arguably become very opaque. Whether central banks worldwide successfully manage the trade-off between rising inflation and slowing growth remains a critical factor. The recent trajectory of economic data means investors are no longer asking “if” recessions will occur but when they will occur and the depth of them. Other risks include enormous debt burdens in a world of rising interest rates, unsustainable trade and current account deficits, and the ongoing conflict in Ukraine. Against such a challenging backdrop, the portfolio will remain diversified, defensive and focused on businesses best positioned to manage financial pressures through to times of greater market stability. Periods of market weakness represent an opportunity for the long-term investor. We reiterate the importance of a diversified portfolio, with a 'bottom-up' investment approach focused on attractively valued companies that pay dividends and can potentially grow them in the future.
Portfolio Management:
Global Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.
The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
The Fund's strategies and current asset levels may result in a portfolio turnover ratio calculation in excess of 100%. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.
Please read the prospectus for more detailed information regarding these and other risks.

10	2022 Annual Report

abrdn Dynamic Dividend Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)[2]		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(16.34%)	4.24%	6.99%
	w/SC3	(21.16%)	2.99%	6.37%
Institutional Class[4]	w/o SC	(16.12%)	4.50%	7.26%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Performance shown for periods after February 28, 2022 reflects the effects of an accrued liability relating to withholding tax refunds that the Fund previously received and recorded which are being contested by the local tax authority. The accrued liability resulted in a decrease in net assets of approximately 0.87% as of October 31, 2022.
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Dynamic Dividend Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net
Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. As of May 2022, it covers more than 2,933 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	11

abrdn Dynamic Dividend Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	95.6%
Short-Term Investment	2.9%
Preferred Stocks	1.2%
Other Assets in Excess of Liabilities	0.3%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	16.9%
Financials	15.1%
Health Care	14.4%
Consumer Discretionary	10.3%
Industrials	8.4%
Consumer Staples	7.9%
Utilities	6.0%
Materials	5.8%
Energy	4.6%
Real Estate	3.9%
Communication Services	3.5%
Short-Term Investment	2.9%
Assets in Excess of Other Liabilities	0.3%
100.0%
Top Ten Holdings
Apple, Inc.	3.6%
Microsoft Corp.	2.5%
Alphabet, Inc.	1.7%
AbbVie, Inc.	1.6%
Genuine Parts Co.	1.6%
TotalEnergies SE, ADR	1.6%
TJX Cos., Inc. (The)	1.6%
Coca-Cola Co. (The)	1.6%
Mondelez International, Inc.	1.6%
Eli Lilly & Co.	1.6%

Countries
United States	54.2%
France	7.1%
United Kingdom	4.2%
Germany	3.9%
Switzerland	3.8%
Netherlands	3.2%
Canada	2.5%
South Korea	2.3%
Brazil	2.2%
Finland	2.0%
Other, less than 2% each	11.4%
Short-Term Investment	2.9%
Assets in Excess of Other Liabilities	0.3%
100.0%

12	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn Dynamic Dividend Fund

Shares		Value
COMMON STOCKS—95.6%
AUSTRALIA—0.9%
Materials—0.9%
BHP Group Ltd., ADR	18,700	$ 894,234
BRAZIL—2.2%
Industrials—1.4%
CCR SA	555,600	1,393,975
Materials—0.8%
Vale SA, ADR	66,300	857,922
Total Brazil		2,251,897
CANADA—2.5%
Energy—1.5%
Enbridge, Inc.	39,000	1,519,050
Materials—1.0%
Barrick Gold Corp.	64,800	973,944
Total Canada		2,492,994
CHINA—1.4%
Financials—0.7%
Ping An Insurance Group Co. of China Ltd., H Shares	184,000	736,624
Real Estate—0.7%
China Vanke Co. Ltd., H Shares	498,900	640,252
Total China		1,376,876
DENMARK—1.1%
Financials—1.1%
Tryg A/S	49,300	1,066,321
FINLAND—2.0%
Financials—1.2%
Nordea Bank Abp	121,400	1,159,676
Information Technology—0.8%
Nokia OYJ	181,800	807,903
Total Finland		1,967,579
FRANCE—7.1%
Consumer Discretionary—1.1%
LVMH Moet Hennessy Louis Vuitton SE	1,800	1,135,790
Consumer Staples—1.3%
Danone SA	25,800	1,282,247
Energy—1.6%
TotalEnergies SE, ADR	29,500	1,615,715
Health Care—1.1%
Sanofi	12,767	1,098,700
Industrials—2.0%
Alstom SA	38,322	788,714
Schneider Electric SE	9,400	1,188,689
		1,977,403
Total France		7,109,855
GERMANY—3.9%
Financials—1.3%
Deutsche Boerse AG	8,000	1,300,957
Materials—1.2%
Linde PLC	3,900	1,164,458
Shares		Value

Utilities—1.4%
RWE AG	37,900	$ 1,458,966
Total Germany		3,924,381
HONG KONG—0.5%
Financials—0.5%
Hong Kong Exchanges & Clearing Ltd.	18,700	496,365
ITALY—1.5%
Utilities—1.5%
Enel SpA	340,000	1,518,898
JAPAN—1.8%
Financials—1.0%
Mitsubishi UFJ Financial Group, Inc.	199,500	942,408
Real Estate—0.8%
GLP J-REIT	800	829,666
Total Japan		1,772,074
NETHERLANDS—3.2%
Consumer Staples—1.2%
Heineken NV	14,600	1,219,599
Information Technology—2.0%
ASML Holding NV	1,900	891,265
BE Semiconductor Industries NV	21,400	1,090,646
		1,981,911
Total Netherlands		3,201,510
NORWAY—0.8%
Communication Services—0.8%
Telenor ASA	92,700	842,445
SINGAPORE—1.3%
Financials—1.3%
Oversea-Chinese Banking Corp. Ltd.	157,000	1,347,701
SOUTH KOREA—1.1%
Materials—1.1%
LG Chem Ltd.	2,540	1,114,650
SPAIN—1.3%
Industrials—1.3%
Ferrovial SA	54,242	1,325,585
SWITZERLAND—3.8%
Consumer Staples—1.2%
Nestle SA	11,000	1,197,447
Financials—1.3%
Zurich Insurance Group AG	3,150	1,342,448
Health Care—1.3%
Roche Holding AG	4,000	1,327,192
Total Switzerland		3,867,087
TAIWAN—0.8%
Information Technology—0.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13,700	843,235
UNITED KINGDOM—4.2%
Communication Services—1.0%
Vodafone Group PLC, ADR	89,700	1,059,357
Consumer Discretionary—0.5%
Taylor Wimpey PLC	480,100	516,169

See accompanying Notes to Financial Statements.
2022 Annual Report	13

Statement of Investments  (continued)
October 31, 2022
abrdn Dynamic Dividend Fund

Shares		Value
COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Health Care—1.8%
AstraZeneca PLC, ADR	21,400	$ 1,258,534
Dechra Pharmaceuticals PLC	17,500	526,089
		1,784,623
Industrials—0.9%
Melrose Industries PLC	640,726	859,459
Total United Kingdom		4,219,608
UNITED STATES—54.2%
Communication Services—1.7%
Alphabet, Inc., Class C(a)	17,600	1,666,016
Consumer Discretionary—8.7%
Aptiv PLC(a)	10,100	919,807
Genuine Parts Co.	9,100	1,618,526
Hanesbrands Inc.	60,600	413,292
Las Vegas Sands Corp.(a)	32,000	1,216,320
Lowe's Cos., Inc.	7,500	1,462,125
Target Corp.	9,400	1,543,950
TJX Cos., Inc. (The)	22,400	1,615,040
		8,789,060
Consumer Staples—4.2%
Coca-Cola Co. (The)	26,600	1,592,010
Kraft Heinz Co. (The)	27,300	1,050,231
Mondelez International, Inc., Class A	25,600	1,573,888
		4,216,129
Energy—1.5%
Williams Cos., Inc. (The)	46,600	1,525,218
Financials—6.7%
Bank of America Corp.	33,900	1,221,756
Blackstone, Inc., Class A	9,500	865,830
Goldman Sachs Group, Inc. (The)	3,800	1,309,138
Huntington Bancshares, Inc.	76,400	1,159,752
Intercontinental Exchange, Inc.	11,600	1,108,612
JPMorgan Chase & Co.	8,500	1,069,980
		6,735,068
Health Care—10.2%
AbbVie, Inc.	11,100	1,625,040
Baxter International, Inc.	17,400	945,690
Bristol-Myers Squibb Co.	18,000	1,394,460
CVS Health Corp.	12,000	1,136,400
Eli Lilly & Co.	4,300	1,556,987
Medtronic PLC	13,600	1,187,824
Merck & Co., Inc.	10,200	1,032,240
UnitedHealth Group, Inc.	2,400	1,332,360
		10,211,001
Industrials—2.8%
FedEx Corp.	6,300	1,009,764
Norfolk Southern Corp.	4,400	1,003,508
Stanley Black & Decker, Inc.	9,600	753,504
		2,766,776
Shares		Value

Information Technology—12.1%
Amdocs Ltd.	12,900	$ 1,113,399
Analog Devices, Inc.	7,600	1,083,912
Apple, Inc.	23,800	3,649,492
Broadcom, Inc.	2,700	1,269,324
Cisco Systems, Inc.	26,800	1,217,524
Fidelity National Information Services, Inc.	15,200	1,261,448
Microsoft Corp.	11,000	2,553,430
		12,148,529
Materials—0.8%
Air Products & Chemicals, Inc.	3,400	851,360
Real Estate—2.4%
American Tower Corp., REIT	6,100	1,263,859
Gaming and Leisure Properties, Inc., REIT	22,800	1,142,736
		2,406,595
Utilities—3.1%
CMS Energy Corp.	17,900	1,021,195
FirstEnergy Corp.	25,700	969,147
NextEra Energy, Inc.	14,700	1,139,250
		3,129,592
Total United States		54,445,344
Total Common Stocks		96,078,639
PREFERRED STOCKS—1.2%
SOUTH KOREA—1.2%
Information Technology—1.2%
Samsung Electronics Co. Ltd.	32,000	1,195,900
Total Preferred Stocks		1,195,900
SHORT-TERM INVESTMENT—2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(b)	2,895,263	2,895,263
Total Short-Term Investment		2,895,263
Total Investments (Cost $91,182,871)(c)—99.7%		100,169,802
Other Assets in Excess of Liabilities—0.3%		286,626
Net Assets—100.0%		$100,456,428

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
EUR	Euro Currency
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See accompanying Notes to Financial Statements.
14	2022 Annual Report

Statement of Investments  (concluded)
October 31, 2022
abrdn Dynamic Dividend Fund

At October 31, 2022, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/19/2023	Morgan Stanley & Co.	USD	2,548,940	EUR	2,600,000	$2,586,418	$(37,478)

See accompanying Notes to Financial Statements.
2022 Annual Report	15

abrdn Emerging Markets ex-China Fund  (Unaudited)

Market review
Emerging market equities retreated over the 12 months under review. Markets sold off towards the end of 2021 after the so-called “Powell Pivot”, where the U.S. Federal Reserve (Fed) abruptly moved towards monetary policy tightening. That led to a rotation out of growth stocks into value, and the trend continued going into 2022, where value stocks held up and opened a big lead in relative terms over quality and growth stocks1.
Compounding the headwinds was Russia’s unexpected invasion of Ukraine in late-February 2022, which accelerated the rise of commodity and energy prices on fears of supply disruption. That, in turn, exacerbated global inflation pressures. Investor sentiment turned increasingly pessimistic as central banks, including the Fed, ramped up their monetary policy2 tightening trajectories, triggering fears of a global recession. Moreover, the Fed’s aggressive moves on interest rates boosted the US dollar’s strength versus peers, which further dented sentiment towards emerging markets.
Developments in China also kept investors on edge, including geopolitical tensions with the U.S., a slowdown in the property sector and Beijing’s dynamic zero-COVID policy that led to stringent lockdowns and created uncertainty in the market.
Oil and commodity prices took a breather following their outperformance earlier in the year as concerns mounted that a potential global slowdown could dent commodities demand. Investors turned even more risk-off from July as a result of higher-than-expected U.S. inflation and a more hawkish Fed. Adding to market concerns were further deterioration of U.S.-China relations and an escalation in Ukraine after Russia partially mobilized troops and annexed parts of Ukraine.
Fund performance review
Effective February 28, 2022, the Aberdeen Global Equity Fund changed its name to abrdn Emerging Markets ex-China Fund and changed its principal investment strategies. The Fund seeks to achieve its investment objective of seeking long-term capital growth3 by investing in equity securities of emerging market (excluding China) companies. In addition, effective February 28, 2022, the Fund’s benchmark changed from the Morgan Stanley Capital International (MSCI) All Country World Index to the MSCI Emerging Markets ex-China Index.
The abrdn Emerging Markets ex-China Fund (Institutional Class shares, net of fees) returned -23.57% for the 12-month period ended October 31, 2022, versus the -21.89% return of its benchmark, the MSCI Emerging Markets ex-China Index.
Turning to key Fund activity, we divested from holdings that no longer fit the investment strategy given the shift in focus towards emerging market companies excluding China. Hence, we built positions in India, which is the largest consumer market outside the US and China with favorable demographics, a business-friendly government and encouraging signs of resilient long-term growth. We also invested in East Asia, where South Korea and Taiwan are home to some of the most crucial technology powerhouses in the world. Within Southeast Asia, Indonesia has a large consumption market and is well-endowed with natural resources, while in Latin America, Mexico and Brazil have well-run companies and resilient domestic consumer markets as well as proximity to the U.S.
As such, we exited the likes of Diageo, AstraZeneca, Amazon, Microsoft and Nike, and reinvested the proceeds into long-held emerging market holdings such as Samsung Electronics, Delta Electronics, Grupo Mexico, Grupo Financiero Banorte, Banco Bradesco, Hindustan Unilever and Bank Rakyat Indonesia. These are world-class quality companies with superior financials, attractive industry characteristics, effective management teams, and sustainable competitive advantages. Despite the volatility seen in emerging markets since the beginning of 2022, the Fund’s portfolio holdings have delivered resilient returns against the benchmark and the broader asset class.
Outlook
Looking ahead, emerging markets face risks from persistently high inflation, a tight financial environment and a potential slowdown in global growth. As the U.S. continues to unwind years of loose monetary policies, emerging market central banks have been well ahead of the curve. This cycle, the larger emerging economies’ currency reserves and current account positions are also in much better shape than before, and their central banks are closer to ending their tightening cycles. Moreover, developments in November raised hopes that the Fed may slow the pace of interest rate hikes in the coming months. U.S. inflation data for October came in weaker than expected and Fed chair Jerome Powell indicated that smaller interest rate hikes may be in the offing.
The Fund remains focused on businesses with discernible quality characteristics, including sustainable free cash flow generation and earnings growth, pricing power and low debt levels. Such characteristics should help businesses manage this period of supply disruption and cost pressure.
Portfolio Management:
Global Emerging Markets Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.

{foots1}
1	A stock of a company that generates substantial and sustainable positive cash flow, and whose revenues and earnings are expected to increase at a faster rate than the average company in the same industry.
{foots1}
2	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
3	A rise in the value of an investment.
16	2022 Annual Report

abrdn Emerging Markets ex-China Fund  (Unaudited)  (continued)

Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
To the extent the Fund invests a substantial amount of its assets in India, the Fund may be subject to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

2022 Annual Report	17

abrdn Emerging Markets ex-China Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(23.84%)	3.09%	4.31%
	w/SC2	(28.22%)	1.88%	3.69%
Class C	w/o SC	(24.32%)	2.43%	3.64%
	w/SC3	(24.99%)	2.43%	3.64%
Class R4	w/o SC	(24.12%)	2.70%	3.96%
Institutional Service Class[4]	w/o SC	(23.62%)	3.36%	4.63%
Institutional Class[4]	w/o SC	(23.57%)	3.45%	4.66%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective February 28, 2022. Performance information for periods prior to February 28, 2022 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Equity Fund to abrdn Emerging Markets ex-China Fund. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Emerging Markets ex-China Fund, Morgan Stanley Capital International (MSCI) Emerging Markets ex-China Index (Net
Dividends), MSCI All Country World Index (ACWI) (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Effective February 28, 2022, the MSCI Emerging
Markets ex-China Index (Net Dividends) replaced the MSCI ACWI (Net Dividends) as the Fund’s primary benchmark in connection with the change in the Fund’s investment strategy. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets ex China Index (Net Dividends) captures large- and mid-cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 663 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. As of May 2022, it covers more than 2,933 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

18	2022 Annual Report

abrdn Emerging Markets ex-China Fund  (Unaudited)  (continued)

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	19

abrdn Emerging Markets ex-China Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	95.7%
Short-Term Investment	2.5%
Preferred Stocks	1.7%
Other Assets in Excess of Liabilities	0.1%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	25.6%
Semiconductors & Semiconductor Equipment	9.3%
Technology Hardware, Storage & Peripherals	6.8%
Electronic Equipment, Instruments & Components	6.3%
IT Services	3.2%
Financials	24.4%
Consumer Staples	11.4%
Materials	9.8%
Industrials	7.5%
Energy	6.9%
Consumer Discretionary	4.5%
Health Care	2.7%
Utilities	2.5%
Communication Services	1.7%
Real Estate	0.4%
Short-Term Investment	2.5%
Assets in Excess of Other Liabilities	0.1%
100.0%
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7.1%
Samsung Electronics Co. Ltd., GDR	6.8%
Housing Development Finance Corp. Ltd.	3.0%
Grupo Financiero Banorte SAB de CV	2.8%
PTT Exploration & Production PCL	2.5%
Raia Drogasil SA	2.4%
Hindustan Unilever Ltd.	2.2%
Kotak Mahindra Bank Ltd.	2.2%
Hon Hai Precision Industry Co. Ltd.	2.2%
Delta Electronics, Inc.	2.0%

Countries
India	22.7%
Taiwan	14.7%
South Korea	13.6%
Brazil	10.6%
Mexico	6.3%
Thailand	4.8%
Indonesia	4.4%
Saudi Arabia	4.1%
South Africa	2.5%
Poland	2.2%
Other, less than 2% each	11.5%
Short-Term Investment	2.5%
Assets in Excess of Other Liabilities	0.1%
100.0%

20	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS—95.7%
AUSTRALIA—1.3%
Materials—1.3%
BHP Group Ltd.	13,100	$ 313,192
AUSTRIA—1.4%
Materials—1.4%
Mondi PLC	20,717	353,919
BRAZIL—8.9%
Consumer Discretionary—1.0%
MercadoLibre, Inc.(a)	273	246,142
Consumer Staples—2.4%
Raia Drogasil SA	115,545	588,518
Energy—1.5%
3R Petroleum Oleo E Gas SA(a)	41,275	371,559
Financials—1.2%
B3 SA - Brasil Bolsa Balcao	100,862	293,672
Industrials—2.8%
Localiza Rent a Car SA(a)	24,999	341,386
WEG SA	43,708	340,830
		682,216
Total Brazil		2,182,107
CHILE—0.8%
Financials—0.8%
Banco Santander Chile, ADR	14,368	207,330
INDIA—22.7%
Consumer Discretionary—1.0%
Maruti Suzuki India Ltd.	2,249	259,489
Consumer Staples—3.8%
Hindustan Unilever Ltd.	17,810	551,119
ITC Ltd.	90,480	381,767
		932,886
Energy—1.0%
Reliance Industries Ltd.	7,728	238,106
Financials—7.3%
Housing Development Finance Corp. Ltd.	24,330	727,495
Kotak Mahindra Bank Ltd.	23,596	543,186
Piramal Enterprises Ltd.	9,800	100,784
SBI Life Insurance Co. Ltd.(b)	27,979	428,758
		1,800,223
Health Care—1.6%
Piramal Pharma Ltd.(a)	39,200	78,776
Syngene International Ltd.(b)	41,064	313,072
		391,848
Industrials—1.1%
Larsen & Toubro Ltd.	11,200	275,343
Information Technology—2.5%
Infosys Ltd.	13,054	243,554
Tata Consultancy Services Ltd.	9,624	369,910
		613,464
Materials—2.1%
Asian Paints Ltd.	6,400	241,171
UltraTech Cement Ltd.	3,488	283,108
		524,279
Shares		Value

Real Estate—0.4%
Godrej Properties Ltd.(a)	6,800	$ 104,090
Utilities—1.9%
Power Grid Corp. of India Ltd.	168,102	462,586
Total India		5,602,314
INDONESIA—4.4%
Communication Services—1.0%
Telkom Indonesia Persero Tbk PT	869,000	244,059
Financials—2.8%
Bank Central Asia Tbk PT	699,400	395,355
Bank Rakyat Indonesia Persero Tbk PT	951,600	283,894
		679,249
Utilities—0.6%
ReNew Energy Global PLC, Class A(a)	27,438	159,415
Total Indonesia		1,082,723
ISRAEL—0.6%
Information Technology—0.6%
Nova Ltd.(a)	1,867	137,616
ITALY—1.6%
Consumer Staples—1.6%
Coca-Cola HBC AG	17,715	386,954
MEXICO—6.3%
Consumer Staples—1.2%
Fomento Economico Mexicano SAB de CV, ADR	4,346	311,261
Financials—2.8%
Grupo Financiero Banorte SAB de CV, Class O	85,691	697,577
Industrials—1.0%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3,800	242,326
Materials—1.3%
Grupo Mexico SAB de CV	87,185	314,056
Total Mexico		1,565,220
NETHERLANDS—1.6%
Information Technology—1.6%
ASM International NV	680	150,429
ASML Holding NV	536	251,431
		401,860
PERU—1.2%
Financials—1.2%
Credicorp Ltd.	2,011	294,330
PHILIPPINES—1.0%
Financials—1.0%
Bank of the Philippine Islands	141,110	234,675
POLAND—2.2%
Consumer Staples—1.1%
Dino Polska SA(a)(b)	3,939	257,108
Industrials—1.1%
InPost SA(a)	43,576	277,780
Total Poland		534,888
SAUDI ARABIA—4.1%
Energy—1.9%
Saudi Arabian Oil Co.(b)	52,079	483,320

See accompanying Notes to Financial Statements.
2022 Annual Report	21

Statement of Investments  (concluded)
October 31, 2022
abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS (continued)
SAUDI ARABIA (continued)
Financials—2.2%
Al Rajhi Bank(a)	11,035	$ 250,228
Saudi Tadawul Group Holding Co.	4,904	283,076
		533,304
Total Saudi Arabia		1,016,624
SOUTH AFRICA—2.5%
Communication Services—0.7%
Vodacom Group, Ltd.	24,690	168,176
Financials—0.8%
Sanlam Ltd.	67,015	195,345
Materials—1.0%
Anglo American Platinum Ltd.	3,100	246,841
Total South Africa		610,362
SOUTH KOREA—13.6%
Financials—1.3%
KB Financial Group, Inc., ADR	9,516	319,167
Health Care—1.1%
Samsung Biologics Co. Ltd.(a)(b)	442	271,625
Industrials—1.5%
Samsung Engineering Co. Ltd.(a)	23,032	384,756
Information Technology—8.0%
Samsung Electronics Co. Ltd., GDR	1,793	1,676,212
Samsung SDI Co. Ltd., GDR(b)(c)	2,237	288,289
		1,964,501
Materials—1.7%
LG Chem Ltd.	955	419,091
Total South Korea		3,359,140
TAIWAN—14.7%
Consumer Discretionary—2.5%
Makalot Industrial Co. Ltd.	35,000	216,731
momo.com, Inc.	10,600	158,148
Poya International Co. Ltd.	19,190	243,906
		618,785
Information Technology—12.2%
Chroma ATE, Inc.	41,000	223,845
Delta Electronics, Inc.	62,000	493,322
Hon Hai Precision Industry Co. Ltd.	170,000	539,933
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	119,400	1,752,429
		3,009,529
Total Taiwan		3,628,314
THAILAND—4.8%
Energy—2.5%
PTT Exploration & Production PCL, Foreign Shares	129,400	618,695
Financials—1.3%
Kasikornbank PCL, Foreign Shares	86,800	333,982
Materials—1.0%
SCG Packaging PCL, Foreign Shares	177,500	242,757
Total Thailand		1,195,434
TURKEY—1.3%
Consumer Staples—1.3%
Coca-Cola Icecek AS	33,694	311,206
Shares		Value

UNITED STATES—0.7%
Information Technology—0.7%
Globant SA(a)	870	$ 164,152
Total Common Stocks		23,582,360
PREFERRED STOCKS—1.7%
BRAZIL—1.7%
Financials—1.7%
Banco Bradesco SA, Preferred Shares, ADR, 1.94%	113,019	428,342
Total Preferred Stocks		428,342
SHORT-TERM INVESTMENT—2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(d)	610,605	610,605
Total Short-Term Investment		610,605
Total Investments (Cost $27,397,865)(e)—99.9%		24,621,307
Other Assets in Excess of Liabilities—0.1%		25,219
Net Assets—100.0%		$24,646,526

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Illiquid security.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
22	2022 Annual Report

abrdn Emerging Markets Fund  (Unaudited)

Market review
Emerging market equities retreated over the 12 months under review. Markets sold off towards the end of 2021 after the so-called “Powell Pivot”, where the U.S. Federal Reserve (Fed) abruptly moved towards monetary policy1 tightening. That led to a rotation out of growth into value, and the trend continued going into 2022, where value stocks held up and opened a big lead in relative terms over quality and growth stocks2, which proved to be a clear headwind for our performance.
Further compounding the headwinds was Russia’s unexpected invasion of Ukraine in late-February, which accelerated the rise of commodity and energy prices on fears of supply disruption. In turn, that exacerbated global inflation pressures. Investor sentiment turned increasingly pessimistic as central banks, including the Fed, ramped up their monetary policy tightening trajectories, triggering fears of a global recession. Moreover, the Fed’s aggressive moves on interest rates boosted the U.S. dollar’s strength versus peers, which further dented sentiment towards emerging markets.
Also keeping markets on edge was China, which became a focal point as rising COVID-19 cases prompted authorities to implement stringent lockdowns in major cities like Shanghai. When the rate of new infection cases declined, the restrictions were gradually eased and the market outperformed, driven by strong fiscal and monetary support to stabilize the economy. However, subsequent developments added to investor concerns, including geopolitical tensions with the U.S., an ongoing property crisis and a resurgence of COVID-19, which sparked fears of more stringent lockdowns. The outcome of China’s 20th party congress in October, where President Xi Jinping consolidated power and secured a third term as leader, failed to inspire market confidence.
Oil and commodity prices took a breather following their outperformance earlier in the year as concerns mounted that a potential global slowdown could dent commodities demand. Investors turned even more risk-off from July onwards as a result of higher-than-expected U.S. inflation and a more hawkish Fed. Compounding market concerns were worries over China’s growth outlook, further deterioration of U.S.-China relations and an escalation in Ukraine after Russia partially mobilised troops and annexed parts of Ukraine.
Fund performance review
The abrdn Emerging Markets Fund (Institutional Class shares, net of fees) returned -37.26% for the 12-month period ending October 31, 2022, versus the -31.03% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index3.
The Fund underperformed the benchmark during the reporting period, but the bulk of the underperformance occurred between January and April 2022. Drilling into the attributions, stock selection in Russia and China were among the main reasons for the underperformance.
Revaluing our Russian holdings in Lukoil and Novatek to zero in the wake of Russia’s invasion of Ukraine weighed on returns. We took that decision due to stringent capital controls that were implemented in Russia following stiff Western sanctions on Moscow, which made it impossible to realize any value from our investments. Not holding former index heavyweight Gazprom was positive.
With Russia, the Fund also lost its exposure to energy names at a time when oil prices climbed to record levels. Hence, not having exposure to oil-exporting countries in the Middle East in subsequent months also weighed on relative returns as they benefitted from higher energy prices. In October, however, we introduced Saudi bank Al Rajhi to the Fund – it is the largest Islamic bank in the world by assets and the leading retail bank in Saudi Arabia. Like other Saudi banks, the trickle-down effect of higher oil prices to the real economy, tighter monetary policy and Saudi Arabia’s U.S. dollar peg is set to provide a welcome tailwind, as would rising foreign participation in the country’s capital market. Meanwhile, the energy trade has lost some of its shine in recent months, as investors have become uncertain around the demand outlook due to growing fears of a U.S. recession over the coming quarters. We, therefore, remain underweight4 to energy.
Similarly, China also weighed on returns for several reasons: strict COVID-19 lockdowns of major cities earlier this year dampened investor sentiment and led to heavy selling of Chinese equities despite decent underlying fundamentals. Performance improved over May and June, as restrictions were gradually eased, before new headwinds around geopolitics, real estate and COVID-19 resurgence emerged. In addition, power cuts and power rationing in provinces hit by severe weather conditions further dented sentiment. In more positive developments, a raft of good news emerged at the time of writing in November 2022, including direct support for the property sector from the central government and the loosening of China’s dynamic COVID-19 policy, which is in line with our expectations for a gradual reopening into 2023.
Among our holdings in China, contract drug maker Wuxi Biologics came under pressure in September following U.S. President Joe Biden’s launch of a national biotechnology and biomanufacturing initiative through an executive order, despite limited impact on the company’s near-term fundamentals. Apparel maker Shenzhou International also detracted. We exited the company on falling conviction, following a lack of revenue visibility. Elsewhere, China Merchants Bank sold off after its president was removed from his post, and subject to a probe from China’s anticorruption watchdog, likely related to a prior tenure. Tencent and Alibaba also detracted due to a broad de-rating of Chinese internet names on the back of the weak economic outlook.
Elsewhere, global recession fears led to concerns around slowing demand for e-commerce, consumer electronics and semiconductor

{foots1}
1	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
2	A stock of a company that generates substantial and sustainable positive cash flow, and whose revenues and earnings are expected to increase at a faster rate than the average company in the same industry.
{foots1}
3	The MSCI Emerging Markets Index is an unmanaged index considered representative of growth stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non‐resident investors.
{foots1}
4	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
2022 Annual Report	23

abrdn Emerging Markets Fund  (Unaudited)  (continued)

chips. As a result, a number of our internet and tech holdings were affected, including digital consumer names like Sea, Allegro and Prosus – we exited all three companies over the 12 months. Our core semiconductor holdings in Samsung Electronics, Taiwan Semiconductor Manufacturing Co and ASM International also underperformed, but we believe they are best positioned to ride through the industry downcycle.
On a positive note, the Fund’s exposure to Indonesia was a bright spot as the economy benefitted from the post-COVID-19 reopening play and from higher commodity and energy prices. Our exposures to Bank Central Asia and Bank Rakyat were positive as both lenders benefitted from rising interest rates in the country. Strong trade also allowed the Indonesian rupiah to stay relatively resilient against the U.S. dollar. Elsewhere, while stock selection in India was negative, several of the Fund’s holdings there performed well, including SBI Life Insurance, which was buoyed by robust results. HDFC and Hindustan Unilever share prices also recovered from previous lows, supported by an improving credit cycle outlook and resilient margin as well as demand growth, respectively.
Meanwhile, in Latin America, the Fund benefitted from the overweight5 to Mexico and from stock selection in Brazil. Fundamentals in Latin America remain strong and leading indicators point to improvements in economic activities. The Fund’s holdings in lenders Banorte and Bradesco added to performance as their share prices rallied on the back of higher interest rates and domestic consumption strength. Brazilian stock exchange operator, B3, and railroad operator, Rumo, also did well, adding to relative performance.
Over the review period, we took steps to reposition and refresh the portfolio to keep up with shifting market trends, while staying true to our philosophy of investing in the highest quality companies across emerging markets. As such, we have refocused on companies that are best placed to weather rising input costs and have the pricing power to pass on costs, where our conviction remains high and is backed by solid fundamentals.
In China, we initiated leading food seasonings manufacturer Foshan Haitian Flavouring & Food, e-commerce player JD.com, medical device maker Shenzhen Mindray Bio-Medical Electronics, software company Yonyou Network Technology, and participated in China Tourism Group Duty Free’s Hong Kong initial public offering. We also bought South Korea-based Samsung Engineering, a leading engineering construction and management services business that is set to benefit from a rising hydrocarbon investment cycle. Within Southeast Asia, we introduced Indonesia’s largest telecommunications player, Telkom Indonesia. In Thailand, we added oil and gas exploration and production operator PTT Exploration and Production, as well as lender Kasikornbank. Meanwhile, in India, we initiated the country’s central transmission utility, Power Grid Corporation of India. Further, we took a position in South African multi-line insurer Sanlam. We bought Chilean lender Banco Santander Chile as well as Brazilian pharmaceutical retailer, Raia Drogasil.
Against this, we exited Allegro, Bank of the Philippine Islands, China Conch Venture, China Resources Gas, GDS Holdings, Hangzhou
Tigermed Consulting, ITC, Kakao, Li Ning, Meituan, Samsung SDI, Sands China, Sea, Shenzhou International, Vale and Vodacom Group. We divested LG Energy Solution on the back of its significant price appreciation following its IPO, given our small allocation. We also sold Prosus and rotated exposure into our direct holding in Tencent. Further, we divested most of our Russian holdings prior to the start of the invasion.
Outlook
After a rough start to the year, dominated by Russia’s invasion of Ukraine, and the subsequent supply shock in markets, emerging markets face risks from persistently high inflation, a tight financial environment and a potential global recession. While the U.S. continues to unwind years of loose monetary policies, emerging market central banks have been well ahead of the curve. This cycle, the larger emerging economies’ currency reserves and current account positions are also in much better shape than before, and their central banks are closer to ending their tightening cycle.
Meanwhile, the potential for a counter-cyclical recovery in China remains. Policymakers have room to stimulate the economy, while President Xi’s expected consolidation of power could pave the way for better, more coordinated policy execution. It is clear that the economic weakness in China has not gone unnoticed by the regime – in fact, it is notable that direct policy support in the struggling property sector has now shifted from local governments to the central government, signaling to the market that Beijing is prepared to intervene more thoroughly and directly to achieve stability in the sector.
Separately, increasing investments into renewables should benefit emerging market companies, which dominate much of the renewable energy supply chain.
The portfolio remains focused on businesses with discernible quality characteristics, including sustainable free cash flow generation and earnings growth, pricing power and low debt levels. Such characteristics should help businesses manage this period of supply disruption and cost pressure.
Portfolio Management:
Global Emerging Markets Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

{foots1}
5	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
24	2022 Annual Report

abrdn Emerging Markets Fund  (Unaudited)  (continued)

Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets. To the extent the Fund invests a substantial amount of its assets in China and Hong Kong, the Fund may be subject to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

2022 Annual Report	25

abrdn Emerging Markets Fund  (Unaudited)

Average Annual Total Return (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(37.61%)	(3.59%)	(0.42%)
	w/SC1	(41.20%)	(4.72%)	(1.01%)
Class C	w/o SC	(37.87%)	(4.07%)	(0.98%)
	w/SC2	(38.43%)	(4.07%)	(0.98%)
Class R3	w/o SC	(37.71%)	(3.73%)	(0.65%)
Institutional Service Class[3]	w/o SC	(37.37%)	(3.23%)	(0.16%)
Institutional Class[3]	w/o SC	(37.26%)	(3.10%)	0.01%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Emerging Markets Fund, Morgan Stanley
Capital International (MSCI) Emerging Markets Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,386 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
26	2022 Annual Report

abrdn Emerging Markets Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	88.6%
Preferred Stocks	7.8%
Short-Term Investment	3.1%
Other Assets in Excess of Liabilities	0.5%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Financials	28.5%
Banks	16.7%
Insurance	5.6%
Diversified Financial Services	3.9%
Capital Markets	2.3%
Information Technology	21.6%
Consumer Discretionary	10.3%
Materials	9.2%
Consumer Staples	8.0%
Industrials	6.9%
Communication Services	5.0%
Energy	2.3%
Health Care	2.1%
Utilities	1.6%
Real Estate	0.9%
Short-Term Investment	3.1%
Assets in Excess of Other Liabilities	0.5%
100.0%
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6.8%
Samsung Electronics Co. Ltd.	6.0%
Tencent Holdings Ltd.	3.9%
Housing Development Finance Corp. Ltd.	3.9%
Alibaba Group Holding Ltd.	3.5%
Grupo Financiero Banorte SAB de CV	3.1%
SBI Life Insurance Co. Ltd.	2.7%
Bank Central Asia Tbk PT	2.5%
Kotak Mahindra Bank Ltd.	2.3%
PTT Exploration & Production PCL	2.3%

Countries
China	24.1%
India	16.8%
South Korea	9.7%
Taiwan	9.5%
Mexico	7.8%
Brazil	7.5%
Indonesia	5.2%
Thailand	3.3%
South Africa	2.9%
Hong Kong	2.6%
Other, less than 2% each	7.0%
Short-Term Investment	3.1%
Assets in Excess of Other Liabilities	0.5%
100.0%

2022 Annual Report	27

Statement of Investments
October 31, 2022
abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS—88.6%
AUSTRIA—1.5%
Materials—1.5%
Mondi PLC	1,937,779	$ 33,104,051
BRAZIL—5.7%
Consumer Discretionary—1.0%
MercadoLibre, Inc.(a)	25,842	23,299,664
Consumer Staples—1.1%
Raia Drogasil SA	4,780,456	24,348,814
Financials—1.5%
B3 SA - Brasil Bolsa Balcao	11,774,398	34,282,634
Industrials—2.1%
Rumo SA	6,019,289	25,799,450
WEG SA	2,623,162	20,455,128
		46,254,578
Total Brazil		128,185,690
CHILE—0.9%
Financials—0.9%
Banco Santander Chile, ADR	1,419,852	20,488,464
CHINA—24.1%
Communication Services—3.9%
Tencent Holdings Ltd.	3,370,100	88,555,353
Consumer Discretionary—8.2%
Alibaba Group Holding Ltd.(a)	10,186,300	79,197,532
China Tourism Group Duty Free Corp. Ltd., A Shares(a)(b)	651,500	12,889,485
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(c)	783,103	17,207,403
JD.com, Inc., A Shares(c)	2,061,219	37,535,851
Midea Group Co. Ltd., A Shares (Stock Connect)(c)	3,684,716	20,298,602
Zhongsheng Group Holdings Ltd.	4,590,000	17,420,460
		184,549,333
Consumer Staples—3.2%
Budweiser Brewing Co. APAC Ltd.(b)	14,281,300	30,058,179
Foshan Haitian Flavouring & Food Co. Ltd., A Shares(c)	2,091,524	17,141,968
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)(c)	142,806	26,469,653
		73,669,800
Financials—1.2%
China Merchants Bank Co. Ltd., H Shares	8,197,500	26,837,793
Health Care—2.1%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(c)	606,297	27,102,990
Wuxi Biologics Cayman, Inc.(a)(b)	4,532,000	20,392,379
		47,495,369
Industrials—2.2%
NARI Technology Co. Ltd., A Shares (Stock Connect)(c)	7,644,311	25,673,944
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(c)	1,295,384	23,273,556
		48,947,500
Shares		Value

Information Technology—1.8%
LONGi Green Energy Technology Co. Ltd., A Shares(c)	4,312,717	$ 28,481,911
Yonyou Network Technology Co. Ltd., A Shares(c)	3,757,310	12,623,377
		41,105,288
Materials—0.6%
Yunnan Energy New Material Co. Ltd., A Shares (Stock Connect)(c)	732,674	14,858,967
Real Estate—0.9%
China Resources Land Ltd.	6,344,000	19,849,000
Total China		545,868,403
HONG KONG—2.6%
Financials—2.6%
AIA Group Ltd.	5,341,000	40,456,955
Hong Kong Exchanges & Clearing Ltd.	721,065	19,139,659
		59,596,614
INDIA—16.8%
Consumer Discretionary—1.1%
Maruti Suzuki India Ltd.	208,493	24,055,894
Consumer Staples—2.0%
Hindustan Unilever Ltd.	1,502,472	46,493,002
Financials—8.9%
Housing Development Finance Corp. Ltd.	2,931,489	87,654,983
Kotak Mahindra Bank Ltd.	2,271,830	52,298,087
SBI Life Insurance Co. Ltd.(b)	4,050,948	62,077,879
		202,030,949
Information Technology—1.9%
Tata Consultancy Services Ltd.	1,095,742	42,116,116
Materials—1.3%
UltraTech Cement Ltd.	372,920	30,268,528
Utilities—1.6%
Power Grid Corp. of India Ltd.	12,835,978	35,322,288
Total India		380,286,777
INDONESIA—5.2%
Communication Services—1.1%
Telkom Indonesia Persero Tbk PT	92,079,900	25,860,713
Financials—4.1%
Bank Central Asia Tbk PT	99,442,800	56,212,763
Bank Rakyat Indonesia Persero Tbk PT	119,373,344	35,613,019
		91,825,782
Total Indonesia		117,686,495
MEXICO—7.8%
Consumer Staples—1.7%
Fomento Economico Mexicano SAB de CV, ADR	548,412	39,277,267
Financials—3.2%
Grupo Financiero Banorte SAB de CV, Class O	8,737,247	71,126,562
Industrials—1.1%
Grupo Aeroportuario del Sureste SAB de CV, B Shares	1,044,593	24,514,430

See accompanying Notes to Financial Statements.
28	2022 Annual Report

Statement of Investments  (concluded)
October 31, 2022
abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS (continued)
MEXICO (continued)
Materials—1.8%
Grupo Mexico SAB de CV	11,264,317	$ 40,576,102
Total Mexico		175,494,361
NETHERLANDS—1.5%
Information Technology—1.5%
ASM International NV	70,370	15,567,230
ASML Holding NV	40,482	18,989,564
		34,556,794
PERU—0.6%
Financials—0.6%
Credicorp Ltd.	88,980	13,023,113
PHILIPPINES—0.6%
Financials—0.6%
Bank of the Philippine Islands	7,436,934	12,368,089
RUSSIA—0.0%
Energy—0.0%
LUKOIL PJSC, ADR(d)(e)	986,507	–
Novatek PJSC(d)(e)	3,278,243	–
		–
Financials—0.0%
Sberbank of Russia PJSC(a)(d)(e)	6,211,074	–
Total Russia		–
SAUDI ARABIA—1.0%
Financials—1.0%
Al Rajhi Bank(a)	999,757	22,670,358
SOUTH AFRICA—2.9%
Financials—1.1%
Sanlam Ltd.	8,312,114	24,229,327
Materials—1.8%
Anglo American Platinum Ltd.	527,273	41,984,660
Total South Africa		66,213,987
SOUTH KOREA—3.7%
Industrials—1.5%
Samsung Engineering Co. Ltd.(a)	2,020,173	33,747,590
Materials—2.2%
LG Chem Ltd.	114,237	50,131,599
Total South Korea		83,879,189
TAIWAN—9.5%
Information Technology—9.5%
Delta Electronics, Inc.	3,282,000	26,114,257
Hon Hai Precision Industry Co. Ltd.	11,365,000	36,096,109
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	12,710,017	152,802,407
		215,012,773
THAILAND—3.3%
Energy—2.3%
PTT Exploration & Production PCL, Foreign Shares	10,710,200	51,208,265
Financials—1.0%
Kasikornbank PCL, Foreign Shares	5,960,700	22,935,090
Total Thailand		74,143,355
Shares		Value

UNITED STATES—0.9%
Information Technology—0.9%
Globant SA(a)	106,981	$ 20,185,175
Total Common Stocks		2,002,763,688
PREFERRED STOCKS—7.8%
BRAZIL—1.8%
Financials—1.8%
Banco Bradesco SA, Preferred Shares, ADR, 1.94%	10,736,866	40,692,722
SOUTH KOREA—6.0%
Information Technology—6.0%
Samsung Electronics Co. Ltd.	3,625,053	135,475,080
Total Preferred Stocks		176,167,802
SHORT-TERM INVESTMENT—3.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(f)	71,047,744	71,047,744
Total Short-Term Investment		71,047,744
Total Investments (Cost $2,591,401,681)(g)—99.5%		2,249,979,234
Other Assets in Excess of Liabilities—0.5%		11,534,667
Net Assets—100.0%		$2,261,513,901
Amounts listed as “–” are $0 or round to $0.
(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(d)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2022.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2022 Annual Report	29

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)

Market review
Emerging market equities retreated over the period. The COVID-19 pandemic and its repercussions dominated sentiment at the beginning of the period, while the “Powell Pivot” at the end of 2021 saw the U.S. Federal Reserve (Fed) change its stance on inflation. This shift towards monetary policy1 tightening resulted in multiple interest rate hikes by the Fed, beginning in March 2022. Investors rotated out of growth2 into value stocks, with low-quality, highly leveraged businesses dominating the market early the new year.
Compounding investors’ concerns was Russia’s invasion of Ukraine in late February, which sent already elevated energy and commodity prices surging on fears of supply disruption, exacerbating inflation. Sentiment turned increasingly pessimistic as central banks ramped up their monetary policy3 tightening trajectories, triggering fears of a global recession. The Fed’s aggressive policy boosted the U.S. dollar, which further dented sentiment towards emerging markets.
Also keeping markets on edge were several negative developments in China, including regulatory scrutiny across sectors, tensions with the U.S., an ongoing property crisis and temporary lockdowns of major cities amid fresh coronavirus outbreaks. The outcome of China’s 20th party congress, where President Xi Jinping consolidated his control of the Chinese Communist Party, failed to inspire market confidence, as some investors grew concerned around checks and balances within the party leadership. The lack of clarity around Beijing’s zero-COVID policy also undermined risk appetite.
Against this backdrop, commodity exporters, aside from Russia, were broadly resilient. Resource-rich Latin America and Middle Eastern oil-producing nations outperformed, though gains were pared on mounting growth risks. Conversely, Russian valuations collapsed following the invasion as the effect of sanctions made the market effectively uninvestable for foreigners. In emerging Asia, Chinese equities lagged, but losses were mitigated by strong policy support, easing COVID-related restrictions as the period progressed and relatively contained inflation. Technology-heavy markets in South Korea and Taiwan slumped on higher interest rates and growing recession fears.
Fund performance review
The abrdn Emerging Markets Sustainable Leaders Fund (Institutional Class shares, net of fees) returned -36.78% for the 12-month reporting period ended October 31, 2022, versus the -31.03% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Dividends)4.
The Fund underperformed its benchmark during the review period, driven by negative stock selection. Our Russian holdings weighed on returns, particularly lender Sberbank and food retailer X5 which were sold shortly before the conflict in Ukraine started. Not holding former index heavyweights Gazprom and Lukoil proved positive, however.
Several of our holdings in China were among the top detractors from performance. Internet data center operator GDS Holdings suffered heavy losses. Contract drug maker Wuxi Biologics came under pressure towards the period-end amid weak sentiment following U.S. President Joe Biden’s launch of a national biotechnology and biomanufacturing initiative through an executive order, despite limited effects on the company’s near-term fundamentals. However, this move highlighted the risks for Chinese exporters with technological leadership and we continue to prefer domestically driven Chinese companies. Another major detractor was China Merchants Bank, which sold off after its president was removed from his post and subject to a probe from China’s antigraft watchdog, likely related to his tenure at a prior bank. The lender’s share price was also dragged down by concerns related to weakness in retail banking and mortgage lending, following news that various property developers were unable to complete their projects; the bank’s exposure to such projects is minimal.
Elsewhere, digital consumer names Sea and Prosus were hurt by the rotation out of growth into value stocks. We exited both companies over the 12 months. Also working against the Fund was the underweight5 to oil-exporting nations in the Middle East, as they benefited from elevated energy prices and U.S. dollar strength. The region’s major oil exporters peg their currencies to the U.S. dollar, creating a dual tailwind over the year. We initiated a position in Saudi Arabia-based Al Rajhi Bank towards the end of the review period.
On a more positive note, the Fund benefited from the overweight6 to Brazil and Mexico where fundamentals remained strong and leading indicators pointed to improvements in economic activity. Lenders Banorte and Bradesco rallied on the back of the higher interest-rate environment and domestic consumption strength. Bottling company Arca Continental, shopping mall operator Multiplan and electric equipment producer WEG were other notable outperformers.
In India, Power Grid Corp of India made strong gains, supported by its historically stable and regulated returns. Mortgage lender HDFC also outperformed thanks to an improving credit cycle outlook. Fast-moving consumer goods giant Hindustan Unilever’s share price recovered from earlier lows, helped by a resilient margin and demand growth.
Turning to portfolio activity, we established a number of new positions in China. Hundsun Technologies is an attractively valued

{foots1}
1	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
2	A stock of a company that generates substantial and sustainable positive cash flow, and whose revenues and earnings are expected to increase at a faster rate than the average company in the same industry.
{foots1}
3	Monetary policy decisions are those made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
4	The MSCI Emerging Markets Index (Net Dividends) is an unmanaged index considered representative of growth stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non‐resident investors.
{foots1}
5	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio. (See also overweight.)
{foots1}
6	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
30	2022 Annual Report

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)  (continued)

software business that specialises in applications for financial services businesses, where increased regulation is expected to stimulate demand. Power grid technology company NARI Technology manufactures and sells products that improve the energy efficiency of China’s grid, allowing greater connection to renewable energy projects. Domestically driven medical device maker Shenzhen Mindray Bio-Medical Electronics has a premium brand, an established distribution network and solid commitment to research and development. At the same time, we participated in China Tourism Group Duty Free’s Hong Kong initial public offering (IPO).
Elsewhere in Asia, we introduced Telkom Indonesia, who is currently, the biggest and strongest player in the country’s key telecommunications growth areas. We also initiated Crompton Greaves, a high-quality Indian consumer electrical manufacturer, providing exposure to the recovering property market there and a rerating opportunity versus peers in the sector.
Two new holdings were added in Latin America. Argentinian agriculture and ethanol firm Adecoagro benefits from the development of alternative fuels and demand for agricultural commodities. Brazilian pharmacy business Raia Drogasil is growing through expansion into underpenetrated regions, higher spending on pharmaceuticals and investment in digital healthcare.
In Europe, the Middle East and Africa, we bought Sanlam, a high-quality South African life assurance business with attractive growth potential in other African markets. We also introduced CTP, a real-estate business that is focused on the warehouse and logistics sector in Eastern Europe. The company has a strong development pipeline and high-quality environmental, social and governance credentials. Another addition was Al Rajhi Bank, as mentioned above. The world’s largest Islamic bank by assets and the leading retail bank in Saudi Arabia, Al Rajhi Bank is well-positioned to benefit from the country’s strong mortgage loan growth.
Besides our Russian holdings, other divestments included Ace Hardware, Aegis Logistics, Allegro, China Conch Environment Protection, Hangzhou Tigermed Consulting, Kakao, Logo, NotreDame Intermedica, Prosus, Rumo, Samsung SDI and Sea. We also sold LG Energy Solution and Nykaa (FSN) on the back of their significant price appreciation following their IPOs, given our small allocations.
Outlook
After a rough start to the year, dominated by Russia’s invasion of Ukraine, and the subsequent supply shock in markets, emerging markets face risks from persistently high inflation, a tight financial environment and a potential global recession. While the U.S. continues to unwind years of loose monetary policies, emerging market central banks have been well ahead of the curve. This cycle, the larger emerging economies’ currency reserves and current account positions are also in much better shape than before, and their central banks are closer to ending their tightening cycle.
Meanwhile, the potential for a counter-cyclical recovery in China remains. Policymakers have room to stimulate the economy, while President Xi’s expected consolidation of power could pave the way for better, more coordinated policy execution. Separately, increasing investments into renewables should benefit emerging market companies, which dominate much of the renewable energy supply chain.
The portfolio remains focused on businesses with discernible quality characteristics, including sustainable free-cash flow-generation and earnings growth, pricing power and low debt levels. Such characteristics should help businesses manage this period of supply disruption and cost pressure.
Portfolio Management:
Global Emerging Markets Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets. To the extent the Fund invests a substantial amount of its assets in China and Hong Kong, the Fund may be subject to additional risks, and may make it significantly more volatile

2022 Annual Report	31

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)  (continued)

than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

32	2022 Annual Report

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(37.00%)	(3.84%)	(0.04%)
	w/SC2	(40.63%)	(4.98%)	(0.63%)
Class C	w/o SC	(37.41%)	(4.46%)	(0.71%)
	w/SC3	(37.89%)	(4.46%)	(0.71%)
Class R4	w/o SC	(37.15%)	(4.09%)	(0.32%)
Institutional Service Class[4]	w/o SC	(36.80%)	(3.52%)	0.23%
Institutional Class[4]	w/o SC	(36.78%)	(3.49%)	0.31%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen International Equity Fund to Aberdeen Emerging Markets Sustainable Leaders Fund. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Emerging Markets Sustainable Leaders Fund, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ending October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI ex-US Index captures large- and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,271 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,386 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	33

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	90.3%
Preferred Stocks	8.4%
Short-Term Investment	1.2%
Other Assets in Excess of Liabilities	0.1%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Financials	24.4%
Information Technology	24.1%
Consumer Discretionary	10.1%
Industrials	9.7%
Consumer Staples	9.5%
Materials	5.3%
Communication Services	4.7%
Real Estate	4.3%
Health Care	3.9%
Utilities	2.7%
Short-Term Investment	1.2%
Assets in Excess of Other Liabilities	0.1%
100.0%
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	6.6%
Samsung Electronics Co. Ltd.	6.6%
Grupo Financiero Banorte SAB de CV	4.1%
Housing Development Finance Corp. Ltd.	4.0%
Tencent Holdings Ltd.	3.6%
Alibaba Group Holding Ltd.	3.3%
Arca Continental SAB de CV	2.7%
LG Chem Ltd.	2.5%
WEG SA	2.3%
Bank Central Asia Tbk PT	2.3%

Countries
China	26.8%
India	16.9%
Brazil	9.9%
Taiwan	9.5%
South Korea	9.1%
Mexico	6.8%
Hong Kong	4.3%
Indonesia	4.1%
Netherlands	2.8%
Other, less than 2% each	8.5%
Short-Term Investment	1.2%
Assets in Excess of Other Liabilities	0.1%
100.0%

34	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn Emerging Markets Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—90.3%
AUSTRIA—1.6%
Materials—1.6%
Mondi PLC	108,883	$ 1,860,103
BRAZIL—8.1%
Consumer Discretionary—0.9%
MercadoLibre, Inc.(a)	1,169	1,053,994
Consumer Staples—3.2%
Adecoagro SA	151,123	1,308,725
Raia Drogasil SA	440,016	2,241,181
		3,549,906
Industrials—2.3%
WEG SA	338,310	2,638,104
Real Estate—1.7%
Multiplan Empreendimentos Imobiliarios SA	382,815	1,953,539
Total Brazil		9,195,543
CHILE—1.7%
Financials—1.7%
Banco Santander Chile, ADR	134,218	1,936,766
CHINA—26.8%
Communication Services—3.6%
Tencent Holdings Ltd.	153,100	4,022,974
Consumer Discretionary—7.8%
Alibaba Group Holding Ltd.(a)	485,300	3,773,162
China Tourism Group Duty Free Corp. Ltd., A Shares(a)(b)	62,500	1,236,520
JD.com, Inc., A Shares	75,650	1,377,625
Midea Group Co. Ltd., A Shares (Stock Connect)(b)	247,229	1,361,951
Zhongsheng Group Holdings Ltd.	298,000	1,131,002
		8,880,260
Financials—1.2%
China Merchants Bank Co. Ltd., H Shares	396,500	1,298,101
Health Care—2.5%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(b)	33,231	1,485,509
Wuxi Biologics Cayman, Inc.(a)(c)	299,500	1,347,643
		2,833,152
Industrials—6.9%
Centre Testing International Group Co. Ltd., A Shares(b)	401,680	1,031,837
China Conch Venture Holdings Ltd.	327,500	483,028
Contemporary Amperex Technology Co. Ltd., A Shares(b)	28,200	1,447,216
Estun Automation Co. Ltd., A Shares(b)	679,094	1,826,340
NARI Technology Co. Ltd., A Shares (Stock Connect)(b)	300,916	1,010,647
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(b)	71,942	1,292,548
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	866,800	751,089
		7,842,705
Information Technology—4.2%
GDS Holdings Ltd., A Shares(a)	315,400	352,034
Glodon Co. Ltd., A Shares(b)	174,040	1,179,408
Shares		Value

Hundsun Technologies, Inc., A Shares(b)	331,626	$ 1,899,165
LONGi Green Energy Technology Co. Ltd., A Shares(b)	208,887	1,379,525
		4,810,132
Real Estate—0.6%
China Vanke Co. Ltd., H Shares	563,500	723,155
Total China		30,410,479
HONG KONG—4.3%
Consumer Staples—1.6%
Vitasoy International Holdings Ltd.(a)	1,024,000	1,748,610
Financials—2.7%
AIA Group Ltd.	264,100	2,000,502
Hong Kong Exchanges & Clearing Ltd.	40,600	1,077,670
		3,078,172
Total Hong Kong		4,826,782
INDIA—16.9%
Consumer Discretionary—1.4%
Crompton Greaves Consumer Electricals Ltd.	370,858	1,623,170
Consumer Staples—2.0%
Hindustan Unilever Ltd.	72,584	2,246,064
Financials—7.0%
Housing Development Finance Corp. Ltd.	151,046	4,516,454
Kotak Mahindra Bank Ltd.	72,610	1,671,500
SBI Life Insurance Co. Ltd.(c)	117,286	1,797,324
		7,985,278
Health Care—1.4%
Syngene International Ltd.(c)	208,519	1,589,748
Information Technology—1.9%
Tata Consultancy Services Ltd.	57,260	2,200,855
Materials—1.2%
Asian Paints Ltd.	35,468	1,336,541
Utilities—2.0%
Power Grid Corp. of India Ltd.	803,235	2,210,357
Total India		19,192,013
INDONESIA—4.1%
Communication Services—1.1%
Telkom Indonesia Persero Tbk PT(d)	4,594,100	1,290,257
Financials—2.3%
Bank Central Asia Tbk PT(d)	4,500,000	2,543,748
Utilities—0.7%
ReNew Energy Global PLC, Class A(a)	136,209	791,374
Total Indonesia		4,625,379
KAZAKHSTAN—1.2%
Financials—1.2%
Kaspi.KZ JSC, GDR(c)(d)	20,934	1,370,031
MEXICO—6.8%
Consumer Staples—2.7%
Arca Continental SAB de CV	373,038	3,047,491
Financials—4.1%
Grupo Financiero Banorte SAB de CV, Class O	574,586	4,677,483
Total Mexico		7,724,974

See accompanying Notes to Financial Statements.
2022 Annual Report	35

Statement of Investments  (concluded)
October 31, 2022
abrdn Emerging Markets Sustainable Leaders Fund

Shares		Value
COMMON STOCKS (continued)
NETHERLANDS—2.8%
Information Technology—1.9%
ASM International NV	4,559	$ 1,008,541
ASML Holding NV	2,279	1,069,048
		2,077,589
Real Estate—0.9%
CTP NV(c)	99,768	1,034,798
Total Netherlands		3,112,387
PHILIPPINES—1.1%
Real Estate—1.1%
Ayala Land, Inc.	2,773,500	1,230,850
POLAND—0.5%
Industrials—0.5%
InPost SA(a)	81,689	520,736
SAUDI ARABIA—1.0%
Financials—1.0%
Al Rajhi Bank(a)	50,561	1,146,514
SOUTH AFRICA—1.4%
Financials—1.4%
Sanlam Ltd.	542,661	1,581,825
SOUTH KOREA—2.5%
Materials—2.5%
LG Chem Ltd.	6,507	2,855,522
TAIWAN—9.5%
Information Technology—9.5%
Chroma ATE, Inc.	246,000	1,343,070
Hon Hai Precision Industry Co. Ltd.	605,000	1,921,526
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	626,000	7,525,898
		10,790,494
Total Common Stocks		102,380,398
PREFERRED STOCKS—8.4%
BRAZIL—1.8%
Financials—1.8%
Banco Bradesco SA, Preferred Shares, ADR, 1.94%	550,302	2,085,645
SOUTH KOREA—6.6%
Information Technology—6.6%
Samsung Electronics Co. Ltd.	198,874	7,432,297
Total Preferred Stocks		9,517,942
SHORT-TERM INVESTMENT—1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(e)	1,312,096	1,312,096
Total Short-Term Investment		1,312,096
Total Investments (Cost $160,153,023)(f)—99.9%		113,210,436
Other Assets in Excess of Liabilities—0.1%		122,019
Net Assets—100.0%		$113,332,455

(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Illiquid security.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
36	2022 Annual Report

abrdn Global Equity Impact Fund  (Unaudited)

Market review
Previous optimism surrounding the reopening of the global economy after the pandemic was soon replaced by worries over soaring prices around the world. Global financial markets lurched downwards from the start of 2022, with stocks under acute pressure since the turn of the year. Share prices fell heavily in January on worries that interest rates in western economies would have to rise faster and further than previously anticipated. The outbreak of the Ukraine war brought further volatility1 and fears for the global economic outlook after energy and other commodity prices surged. Central banks responded to multi-decade-high inflation levels in western economies by raising interest rates in an increasingly aggressive fashion.
There was a further major sell-off in stock markets in June. This was triggered by mounting gloom over the outlook for the global economy after the U.S. Federal Reserve (Fed) took a tougher stance in its battle against inflation. July was a much better month for stock markets, amid hopes that a slowing global economy will enable central banks to reverse recent interest rate hikes next year. However, this optimism faded in August as central banks, led by the Fed, reiterated the need to tame inflation. September brought another major sell-off in global stock markets, as central banks continued to battle high inflation with rate increases. Global share prices staged a partial recovery in October on hopes that an end to U.S. interest rate hikes may be in sight.
Fund performance review
The abrdn Global Equity Impact Fund (Institutional Class shares, net of fees)returned -28.99% for the 12-month reporting period ended October 31, 2022, versus the -19.96% return of its benchmark, the MSCI AC World Index (Net Dividends), during the same period.
In terms of individual stock detractors, eco-friendly printer manufacturer Kornit Digital’s results were ahead of expectations. However, its revenue outlook was taken negatively given near-term macroeconomic headwinds and the decline in consumable demand (for inks) from non-strategic customers. Nonetheless, the company remains well-positioned to benefit from disrupting the fashion industry. Its digital waterless printing technology eliminates water from the printing process and enables ‘just in time’ printing, removing the need to hold excess inventory. Growth from e-commerce, and increasing garment personalization, should drive continued demand for Kornit’s products and provide confidence for the long term. China-based pharmaceutical research outsourcing business WuXi Biologics’ share price fell due to weak sentiment towards sector peers after President Biden launched a national biotechnology and biomanufacturing initiative through an executive order. WuXi continues to deliver stellar results, which underpins confidence in the company’s execution, and it should further benefit from demand for biomedical research and development globally. Another negative for Fund performance was not owning technology company Apple, a large benchmark constituent that performed relatively well over the period but does not meet the Fund’s impact criteria.
On the positive side, UnitedHealth Group, the U.S.-listed health insurance company, posted strong results; the rise in utilization and costs that many feared due to the reduction in COVID-19 cases and, therefore, the return to somewhat normal healthcare procedures, did not materialize. While we do expect a return to a more normalized cost base at some stage in the future, we continue to see UnitedHealth Group as well-positioned to drive more value-based initiatives through its Optum division. UK-based pharmaceutical company AstraZeneca enhanced the strength of its pipeline with a number of positive data points, most notably Lynparza (a breast cancer drug). Investors are also getting more comfortable with the large Alexion deal it announced last year.
In terms of activity, we initiated a new holding in SSE, the UK-based utility. SSE sits in the energy pillar, with the company being a leader in the provision of affordable and clean-energy generation and infrastructure. This position is a key driver of the investment case, with the business well-positioned for the energy transition. Network assets should benefit from the additional investment required for net-zero commitments, and the company is well placed given its renewable development portfolio. We also initiated a position in Clicks Group, the South African retail pharmacy operator. A positive meeting with management confirmed to us the business’ competitive advantage over its peers, with the company’s higher-quality service levels and further footprint opportunities expanding its moat.2 Clicks sits within our health and social care pillar, with a focus on educating pharmacies, which are undersupplied in South Africa and play a vital role in expanding access to healthcare. Another new holding was Analog Devices, a leading developer of semiconductors. We see scope for margin expansion and an improving cash return as the company absorbs the recent Maxim acquisition. We also initiated a position in Darling Ingredients, the industry leader in the production of renewable diesel, with best-in-class margins. Darling sits within the sustainable energy pillar for the renewable diesel operations, though its rendering business is also complimentary with the circular economy3 pillar. The company controls 15% of the world’s waste fats and greases and has exposure to complimentary specialty ingredients, selling key products across the healthcare, food, pet food, and energy additive segments. There are opportunities for further capital allocation in rendering, while the company is also paying down debt. There is a strong demand environment for renewable diesel, with the company’s sites close to fully committed.
We sold our position in Autodesk, as the company has cut guidance and struggled with cyclical end-markets. We are concerned that consensus free cash flow forecasts out to 2024 remain too high, as the transition from three-year contracts to annual contracts has not been well explained by the management team. We also sold our position in Azure, the Indian renewables business, after a delay to the publication of its financial results and confirmation at our meeting that the business lacks an expected time of delivery for them. We view Azure’s

{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	A competitive advantage that a company has over its peers in the same industry.
{foots1}
3	An economy in which products and materials are continuously reused in order to minimize waste.
2022 Annual Report	37

abrdn Global Equity Impact Fund  (Unaudited)  (continued)

governance and oversight as a key risk to both the company’s financial performance and its delivery of positive impact. In addition, we sold our holding in Umicore, the Belgian recycling and electric vehicle (EV) supply chain business, due to a lack of confidence in management’s capital expenditure plan and the company’s ability to innovate in the right areas. While we like the pillar alignment to our circular economy theme, we fear there are risks to earnings in both the recycling business and the EV battery materials business. We also sold our position in Countryside. We lost confidence in management after an extremely poor meeting with the chairman, who fired the CEO and admitted the company had no idea why performance had suffered through the end of 2021. Countryside continues to focus on low-income and affordable housing. However, the company’s governance and execution of its strategy calls into question our previous view on how strong Countryside’s ESG risk management is, so we sold the position.
Outlook
Global capital markets continue to face numerous headwinds. As consumers’ disposable incomes increasingly come under pressure from higher inflation, negative real incomes and the cost-of-living crisis, the outlook for global economic growth has, arguably, become very opaque. Whether central banks worldwide successfully manage the trade-off between rising inflation and slowing growth remains a critical factor. The current trajectory seems to suggest not “if” recessions will occur, but when and how deep. Other risks include enormous debt burdens in a world of rising interest rates, unsustainable trade and current account deficits, and the ongoing conflict in Ukraine. Against such a challenging backdrop, the portfolio will remain diversified, defensive and focused on businesses best positioned to manage financial pressures through to times of greater market stability. Periods of market weakness represent an opportunity for the long-term investor. We reiterate the importance of a diversified portfolio, with a 'bottom-up' investment approach focused on quality characteristics.
Portfolio Management:
Global Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
In implementing the Fund’s impact investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund’s impact strategy could cause it to perform differently compared to funds that do not have such strategy. The Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.
Please read the prospectus for more detailed information regarding these and other risks.

38	2022 Annual Report

abrdn Global Equity Impact Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)[2]		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(29.14%)	3.46%	4.38%
	w/SC3	(32.72%)	2.24%	3.76%
Institutional Class[4]	w/o SC	(28.99%)	3.71%	4.64%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Performance shown for periods after February 1, 2017 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments and accrual of anticipated payments increased the Fund’s performance for all periods that include February 2017, October 2017, August 2018, February 2019, September 2019, June 2022, and October 2022 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. At the time of receipt or accrual of the income and related taxes, including any adjustment in taxes previously estimated for similar payments, those payments and accruals resulted in an increase in net assets of approximately 3.1%, 0.3%, 0.9%, and 2.6%, in 2017, 2018, 2019, and 2022, respectively. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Global Equity Impact Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended
October 31, 2022. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.
The MSCI ACWI is an unmanaged index considered representative of developed and emerging market stock markets.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. As of May 2022, it covers more than 2,933 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	39

abrdn Global Equity Impact Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	98.2%
Short-Term Investment	0.3%
Other Assets in Excess of Liabilities	1.5%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Health Care	21.9%
Industrials	20.1%
Financials	19.6%
Real Estate	11.6%
Information Technology	9.8%
Utilities	5.7%
Materials	3.5%
Consumer Staples	2.8%
Communication Services	1.8%
Consumer Discretionary	1.4%
Short-Term Investment	0.3%
Assets in Excess of Other Liabilities	1.5%
100.0%
Top Ten Holdings
Samsung SDI Co. Ltd.	5.3%
UnitedHealth Group, Inc.	5.0%
Tetra Tech, Inc.	4.9%
Novo Nordisk AS	4.3%
AstraZeneca PLC	4.2%
Housing Development Finance Corp. Ltd.	4.2%
Prologis, Inc., REIT	4.1%
Schneider Electric SE	4.1%
AIA Group Ltd.	3.3%
Merck & Co., Inc.	3.2%

Countries
United States	43.9%
United Kingdom	7.9%
France	6.7%
Denmark	6.0%
South Korea	5.3%
India	4.2%
Indonesia	3.9%
Hong Kong	3.3%
Netherlands	3.2%
Australia	2.2%
Other, less than 2% each	11.6%
Short-Term Investment	0.3%
Assets in Excess of Other Liabilities	1.5%
100.0%

40	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn Global Equity Impact Fund

Shares		Value
COMMON STOCKS—98.2%
AUSTRALIA—2.2%
Real Estate—2.2%
Goodman Group, REIT	95,132	$ 1,035,103
BRAZIL—1.6%
Financials—1.6%
Banco Bradesco SA	235,155	757,522
CHINA—1.4%
Health Care—1.4%
Wuxi Biologics Cayman, Inc.(a)(b)	145,500	654,698
DENMARK—6.0%
Health Care—4.3%
Novo Nordisk AS, Class B	18,268	1,986,302
Industrials—0.9%
Vestas Wind Systems AS	20,715	408,369
Utilities—0.8%
Orsted AS(a)	4,814	397,183
Total Denmark		2,791,854
FRANCE—6.7%
Financials—2.6%
AXA SA	47,936	1,183,774
Industrials—4.1%
Schneider Electric SE	15,017	1,898,994
Total France		3,082,768
HONG KONG—3.3%
Financials—3.3%
AIA Group Ltd.	204,300	1,547,530
INDIA—4.2%
Financials—4.2%
Housing Development Finance Corp. Ltd.	64,910	1,940,886
INDONESIA—3.9%
Financials—2.5%
Bank Rakyat Indonesia Persero Tbk PT	3,928,695	1,172,060
Utilities—1.4%
ReNew Energy Global PLC, Class A(b)	112,100	651,301
Total Indonesia		1,823,361
ISRAEL—1.1%
Industrials—1.1%
Kornit Digital Ltd.(b)	19,273	514,974
KENYA—1.8%
Communication Services—1.8%
Safaricom PLC	4,104,241	843,847
MEXICO—1.9%
Financials—1.9%
Gentera SAB de CV	849,057	870,784
NETHERLANDS—3.2%
Information Technology—2.1%
ASML Holding NV	2,088	979,453
Materials—1.1%
Koninklijke DSM NV	4,130	485,813
Total Netherlands		1,465,266
Shares		Value

REPUBLIC OF IRELAND—1.5%
Industrials—1.5%
Kingspan Group PLC	13,726	$ 692,019
SOUTH AFRICA—1.1%
Consumer Staples—1.1%
Clicks Group Ltd.	29,700	503,253
SOUTH KOREA—5.3%
Information Technology—5.3%
Samsung SDI Co. Ltd.	4,708	2,428,928
TAIWAN—1.2%
Industrials—1.2%
Voltronic Power Technology Corp.	13,610	551,805
UNITED KINGDOM—7.9%
Health Care—4.2%
AstraZeneca PLC	16,673	1,956,278
Industrials—2.7%
RELX PLC	46,603	1,251,779
Utilities—1.0%
SSE PLC	24,801	443,216
Total United Kingdom		3,651,273
UNITED STATES—43.9%
Consumer Discretionary—1.4%
Coursera, Inc.(b)	51,235	660,419
Consumer Staples—1.7%
Darling Ingredients, Inc.(b)	9,831	771,537
Financials—3.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	34,901	948,609
Live Oak Bancshares, Inc.	20,164	654,725
		1,603,334
Health Care—12.0%
GSK PLC	49,149	805,114
Insulet Corp.(b)	3,753	971,314
Merck & Co., Inc.	14,607	1,478,228
UnitedHealth Group, Inc.	4,176	2,318,306
		5,572,962
Industrials—8.6%
Johnson Controls International PLC	18,589	1,075,188
Shoals Technologies Group, Inc., Class A(b)	29,211	675,066
Tetra Tech, Inc.	16,025	2,264,012
		4,014,266
Information Technology—2.4%
Analog Devices, Inc.	7,832	1,117,000
Materials—2.4%
Crown Holdings, Inc.	16,088	1,103,476
Real Estate—9.4%
American Tower Corp., REIT	5,326	1,103,494
Equinix, Inc., REIT	2,389	1,353,225
Prologis, Inc., REIT	17,342	1,920,627
		4,377,346
Utilities—2.5%
NextEra Energy, Inc.	14,766	1,144,365
Total United States		20,364,705
Total Common Stocks		45,520,576

See accompanying Notes to Financial Statements.
2022 Annual Report	41

Statement of Investments  (concluded)
October 31, 2022
abrdn Global Equity Impact Fund

Shares		Value
SHORT-TERM INVESTMENT—0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(c)	161,466	$ 161,466
Total Short-Term Investment		161,466
Total Investments (Cost $45,600,870)(d)—98.5%		45,682,042
Other Assets in Excess of Liabilities—1.5%		688,254
Net Assets—100.0%		$46,370,296

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
42	2022 Annual Report

abrdn Global Infrastructure Fund  (Unaudited)

Market review
Global equities suffered a miserable 12-month period that has left most global indices in bear market territory (i.e., greater than a 20% fall). Despite the decline in infrastructure stocks, the infrastructure sector has outperformed broader global indices and the U.S. stock market over the past year.
Initially, optimism largely dominated the global equity markets in the final quarter of 2021. Boosted by vaccine rollouts across more advanced economies, stimulative government policies and strong company results, developed markets rallied in the final weeks of 2021 and in early 2022. However, market sentiment turned south as January progressed. The confidence surrounding the reopening of the global economy after the pandemic was soon replaced by acute worries over soaring prices around the world. Inflation was initially stoked by labor shortages, supply-chain issues and resurgent post-pandemic demand. These pressures were made much worse by Russia's invasion of Ukraine in February. Energy and mining shares have benefited from high commodity prices, particularly after the outbreak of war in Eastern Europe. Nonetheless, due to the conflict and resulting sanctions against Russia, energy and food prices increased, leading to cost-of-living crises in many countries. Central banks responded to multi-decade-high inflation levels in Western economies by increasing interest rates, which meant headwinds for stock prices.
There was a major sell-off in equity markets in June 2022. This decline was triggered by mounting gloom over the outlook for the global economy after the U.S. Federal Reserve (Fed) took a tougher stance in its battle against inflation. July was a much better month for stock and bond markets as investors contemplated how a slowing global economy would enable central banks to reverse course on interest rate increases next year. However, this optimism faded in August as central banks, led by the Fed, reiterated the need to tame inflation. Adding to the global unease was domestic political and financial turmoil in the U.K. as well as COVID-related lockdowns in China. Thus, September brought another major sell-off in global stock and bond markets, while central banks continued to battle high inflation with rate increases. As a result, the third quarter of 2022 proved to be a particularly challenging period.
Yet, global equities mostly rose in October, rebounding from falls earlier in the year. The U.S. was one of the top-performing markets, with the Dow Jones Industrial Average1posting its best monthly gain since 1987, having risen for four consecutive weeks. However, weak corporate results from major technology companies indicated a slowing economic landscape. In the third quarter, U.S. real gross domestic product (GDP) increased at an annual rate of 2.6%2, after posting slightly negative growth rates for the first two quarters of the year. Given the expectation for a global recession, markets have been pricing in significant declines in earnings and cash flow growth.
Finally, the strength in the U.S. dollar has meant more pressure for many U.S. corporations. Over the reporting period, the U.S. dollar index has gone up by around 15%. Due to currency translation effects, non-U.S. revenues and profits are negatively affected as well.
In terms of listed infrastructure stocks, the past 12 months have also been volatile. In November 2021, U.S. President Joe Biden signed the bipartisan Infrastructure Deal into law. The $1 trillion plan will see the U.S. invest in utilities, transportation, and telecommunications. Therefore, in the final weeks of 2021, many infrastructure stocks benefitted from the tailwinds of the new spending program. But, in 2022, as a result of rising interest rates and the volatility3 in energy prices, investors chose to de-risk their portfolios and moved out of infrastructure shares as well. Given the expectation for a global recession, markets have been pricing in significant declines in earnings and cash flow growth. Finally, the strength in the U.S. dollar has meant more pressure for many U.S. corporations. In the past 12 months, the U.S. dollar index has gone up by around 16%. Due to currency translation effects, non-U.S. revenues and profits are affected negatively as well.
Fund performance review
The abrdn Global Infrastructure Fund (Institutional Class shares, net of fees) returned -10.78% for the 12-month period ended October 31, 2022, versus the -19.96% return of its primary benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Dividends), and the -5.43% return of its secondary benchmark, the S&P Global Infrastructure Index (Net Dividends), during the same period.
During the reporting period, infrastructure sector returns have reflected the developments in the global markets overall. The benchmark S&P Global Infrastructure Index gives exposure to three main infrastructure segments: energy, transportation and utilities. The Fund concentrates primarily on utilities, transportation, telecommunications, energy and real estate. In the past year, the Fund’s energy holdings contributed positively to performance. Nonetheless, an underweight4 allocation to the energy sector (relative to the S&P Global Infrastructure Index) weighed on Fund performance for the reporting period. Meanwhile, holdings in communication services and real estate detracted from returns.
At a stock level, the Fund’s positions in two Brazilian companies, namely CCR SA, which provides urban mobility infrastructure services, and Rumo SA, which offers logistics services, contributed positively. CCR SA benefited from increasing traffic on its roads as mobility restrictions in Brazil are easing. In addition, significant shareholder Andrade Gutierrez agreed to sell their stake in the company to Itausa and Votorantim; investors generally viewed this as a positive change of ownership. Rumo’s transported volumes increased during the

{foots1}
1	The Dow Jones Industrial Average is an unmanaged index that tracks 30 blue-chip US Stocks. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
{foots1}
2	Data was released by the Bureau of Economic Analysis (https://www.bea.gov/news/2022/gross-domestic-product-third-quarter-2022-advance-estimate).
{foots1}
3	If the price of a fund or asset moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
4	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
2022 Annual Report	43

abrdn Global Infrastructure Fund  (Unaudited)  (continued)

reporting period due to a stronger harvest, specifically a record corn crop. In addition, as diesel prices increased during the period, rail had a competitive advantage versus truckers. Meanwhile, an underweight position in Aena, a leading airport operator, relative to the secondary benchmark, the S&P Global Infrastructure Index, benefited performance. Despite traffic and subsequent revenue rebounding throughout the year, rising energy prices and wage inflation caused operating margins to disappoint market expectations.
On the other hand, the Fund’s overweight5 position in the Spain-based wireless telecommunications infrastructure company Cellnex Telecom detracted from returns. Shares underperformed during the reporting period amid investors’ worries about rising bond yields, regulatory concerns over future tower consolidation, and headwinds from possible consolidation in the European telecom sector. The lack of exposure to Cheniere Energy weighed on relative performance as well. The company’s shares rallied after Russia invaded Ukraine, as it is the leading exporter of LNG in the U.S. Cheniere Energy reported very strong earnings throughout the year as they have benefited from high LNG prices. In addition, management announced a new capital allocation plan that included buying back $4 billion of shares over three years and expanding their Corpus Christi liquefaction plant. Finally, shares of Dish Network underperformed after the company posted relatively disappointing third-quarter results and delayed the launch of its 5G service in Las Vegas.
Outlook
Given the tightening policy backdrop and inflationary challenges coupled with the implications of the conflict in Ukraine, investor worries over a global recession are increasing. Therefore, long-term growth in earnings is still not going to be easy to come by. This was already an issue for many companies entering a post-COVID-19 world, now exacerbated by the events in Ukraine. Without a clear Fed pivot away from contractionary monetary policy, slower economic growth, as well as other uncertainties, are likely to keep U.S. and global stocks under pressure.
Portfolio Management:
Global Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The Fund is subject to the risk of concentrating investments in infrastructure-related companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. These risks include high interest costs in connection with capital construction programs and the costs associated with environmental and other regulations.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
5	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
44	2022 Annual Report

abrdn Global Infrastructure Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(11.04%)	3.76%	6.79%
	w/SC2	(16.17%)	2.53%	6.16%
Institutional Class[3]	w/o SC	(10.78%)	4.03%	7.06%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Global Infrastructure Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net Dividends), S&P Global Infrastructure Index (Net Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. As of May 2022, it covers more than 2,933 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	45

abrdn Global Infrastructure Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	98.4%
Short-Term Investment	0.7%
Rights	–%
Other Assets in Excess of Liabilities	0.9%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	38.3%
Transportation Infrastructure	16.3%
Road & Rail	10.6%
Construction & Engineering	9.1%
Commercial Services & Supplies	2.3%
Utilities	30.0%
Independent Power Producers & Energy Traders	10.9%
Multi-Utilities	9.8%
Electric Utilities	9.3%
Communication Services	13.8%
Energy	9.9%
Real Estate	4.1%
Materials	2.1%
Information Technology	0.2%
Rights	-%
Short-Term Investment	0.7%
Assets in Excess of Other Liabilities	0.9%
100.0%
Top Ten Holdings
Kinder Morgan, Inc.	3.5%
Williams Cos., Inc. (The)	3.3%
Canadian Pacific Railway Ltd.	3.1%
Enbridge, Inc.	3.1%
RWE AG	3.0%
Ferrovial SA	3.0%
CCR SA	2.7%
Vinci SA	2.6%
Engie SA	2.6%
NextEra Energy, Inc.	2.5%

Countries
United States	34.3%
France	10.4%
Spain	9.6%
Brazil	6.2%
Canada	6.2%
Italy	5.5%
United Kingdom	5.4%
Germany	5.2%
Mexico	2.7%
Argentina	2.5%
Philippines	2.0%
Other, less than 2% each	8.4%
Short-Term Investment	0.7%
Assets in Excess of Other Liabilities	0.9%
100.0%

Amounts listed as “–” are 0% or round to 0%.

46	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS—98.4%
ARGENTINA—2.5%
Industrials—1.5%
Corp. America Airports SA(a)	90,300	$ 709,758
Materials—1.0%
Loma Negra Cia Industrial Argentina SA, ADR	66,800	450,232
Total Argentina		1,159,990
BRAZIL—6.2%
Industrials—4.9%
CCR SA	511,400	1,283,079
Rumo SA	237,100	1,016,241
		2,299,320
Utilities—1.3%
Omega Energia SA(a)	294,907	613,736
Total Brazil		2,913,056
CANADA—6.2%
Energy—3.1%
Enbridge, Inc.	37,000	1,441,597
Industrials—3.1%
Canadian Pacific Railway Ltd.	19,700	1,467,453
Total Canada		2,909,050
CHINA—1.0%
Industrials—0.8%
COSCO SHIPPING Ports Ltd.	733,775	361,855
Information Technology—0.2%
GDS Holdings Ltd., ADR(a)	10,400	89,752
Total China		451,607
COLOMBIA—0.7%
Communication Services—0.7%
Millicom International Cellular SA(a)	29,410	319,199
FRANCE—10.4%
Industrials—5.9%
Eiffage SA	11,000	994,639
Getlink SE	37,600	595,001
Vinci SA	13,200	1,214,888
		2,804,528
Utilities—4.5%
Engie SA	93,100	1,209,681
Veolia Environnement SA	40,000	892,640
		2,102,321
Total France		4,906,849
GERMANY—5.2%
Communication Services—1.3%
Vantage Towers AG	21,845	614,380
Industrials—0.9%
Fraport AG Frankfurt Airport Services Worldwide(a)	10,900	419,935
Utilities—3.0%
RWE AG	37,000	1,424,320
Total Germany		2,458,635
INDONESIA—0.9%
Communication Services—0.9%
Sarana Menara Nusantara Tbk PT	5,845,200	432,688
Shares		Value

ITALY—5.5%
Communication Services—1.7%
Infrastrutture Wireless Italiane SpA(b)	92,200	$ 813,772
Industrials—0.9%
Atlantia SpA	18,000	401,535
Materials—1.1%
Buzzi Unicem SpA	31,200	517,820
Utilities—1.8%
Enel SpA	191,200	854,157
Total Italy		2,587,284
JAPAN—0.7%
Industrials—0.7%
East Japan Railway Co.	6,100	325,041
LUXEMBOURG—1.1%
Communication Services—1.1%
SES SA	74,100	525,587
MALAYSIA—1.5%
Industrials—1.5%
Malaysia Airports Holdings Bhd(a)	550,100	695,528
MEXICO—2.7%
Industrials—2.7%
Grupo Aeroportuario del Centro Norte SAB de CV	70,900	565,396
Promotora y Operadora de Infraestructura SAB de CV	96,400	725,153
		1,290,549
NORWAY—0.9%
Communication Services—0.9%
Telenor ASA	46,300	420,768
PHILIPPINES—2.0%
Industrials—2.0%
International Container Terminal Services, Inc.	318,200	953,858
SPAIN—9.6%
Communication Services—2.4%
Cellnex Telecom SA(b)	35,200	1,152,104
Industrials—5.1%
Aena SME SA(a)(b)	8,400	987,264
Ferrovial SA	56,791	1,387,879
		2,375,143
Utilities—2.1%
EDP Renovaveis SA	47,300	995,309
Total Spain		4,522,556
TANZANIA—1.6%
Communication Services—1.6%
Helios Towers PLC(a)	525,000	754,316
UNITED KINGDOM—5.4%
Communication Services—1.8%
IHS Holding Ltd.(a)	41,500	247,755
Vodafone Group PLC	502,900	587,086
		834,841
Industrials—1.2%
National Express Group PLC(a)	295,500	572,830

See accompanying Notes to Financial Statements.
2022 Annual Report	47

Statement of Investments  (concluded)
October 31, 2022
abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Utilities—2.4%
National Grid PLC, ADR	11,200	$ 611,744
SSE PLC	28,900	516,468
		1,128,212
Total United Kingdom		2,535,883
UNITED STATES—34.3%
Communication Services—1.4%
DISH Network Corp., Class A(a)	15,200	226,632
Verizon Communications, Inc.	11,000	411,070
		637,702
Energy—6.8%
Kinder Morgan, Inc.	91,700	1,661,605
Williams Cos., Inc. (The)	47,000	1,538,310
		3,199,915
Industrials—7.1%
CoreCivic, Inc., REIT(a)	31,000	324,570
Dycom Industries, Inc.(a)	5,400	638,172
Norfolk Southern Corp.	3,400	775,438
Union Pacific Corp.	4,400	867,416
Waste Connections, Inc.	5,700	751,887
		3,357,483
Real Estate—4.1%
American Tower Corp., REIT	5,100	1,056,669
Crown Castle, Inc., REIT, REIT	6,400	852,864
		1,909,533
Utilities—14.9%
American Electric Power Co., Inc.	9,500	835,240
CenterPoint Energy, Inc.	34,400	984,184
Clearway Energy, Inc., Class C	20,600	715,644
CMS Energy Corp.	15,900	907,095
FirstEnergy Corp.	26,400	995,544
NextEra Energy Partners LP	8,800	651,816
NextEra Energy, Inc.	15,100	1,170,250
Vistra Corp.	32,000	735,040
		6,994,813
Total United States		16,099,446
Total Common Stocks		46,261,890
RIGHTS—0.0%
Omega Energia SA(a)	45,781	177
Total Rights		177
SHORT-TERM INVESTMENT—0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(c)	314,397	314,397
Total Short-Term Investment		314,397
Total Investments (Cost $43,229,281)(d)—99.1%		46,576,464
Other Assets in Excess of Liabilities—0.9%		418,432
Net Assets—100.0%		$46,994,896

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
48	2022 Annual Report

abrdn International Small Cap Fund  (Unaudited)

Market review
Previous optimism surrounding the reopening of the global economy after the pandemic was soon replaced by worries over soaring prices around the world. Global financial markets lurched downwards from the start of 2022, with stocks under acute pressure since the turn of the year. Share prices fell heavily in January on worries that interest rates in western economies would have to rise faster and further than previously anticipated. The outbreak of the Ukraine war brought further volatility1 and fears for the global economic outlook after energy and other commodity prices surged. Central banks responded to multi-decade-high inflation levels in western economies by raising interest rates in an increasingly aggressive fashion.
There was a further major sell-off in stock markets in June. This was triggered by mounting gloom over the outlook for the global economy after the U.S. Federal Reserve (Fed) took a tougher stance in its battle against inflation. July was a much better month for stock markets, amid hopes that a slowing global economy would enable central banks to reverse recent interest rate rises next year. However, this optimism faded in August as central banks, led by the Fed, reiterated the need to tame inflation. September brought another major sell-off in global stock markets, as central banks continued to battle high inflation along with interest rate increases. Global share prices staged a partial recovery in October on hopes that an end to U.S. interest rate hikes may be in sight.
Fund performance review
The abrdn International Small Cap Fund (Institutional Class shares, net of fees) returned -39.97% for the 12-month reporting period ended October 31, 2022, versus the -27.75% return of its benchmark, the MSCI AC World (ex-USA) Small Cap Index (Net Dividends), during the same period.
In terms of individual stock detractors, eco-friendly printer manufacturer Kornit Digital’s results were ahead of expectations. However, its revenue outlook was taken negatively given near-term macroeconomic headwinds and the decline in consumable demand (for inks) from non-strategic customers. Nonetheless, the company remains on track for transforming the fashion industry. Growth from e-commerce and increasing garment personalization, as well as supply-chain improvements, provide confidence for the long term. The share price of German mortgage information platform Hypoport fell as the mortgage market in Germany slowed materially given the challenging macroeconomic backdrop. Genus, the biotechnology company focused on livestock farming and food production, was weighed down by continued low Chinese pig prices, causing producers to cut back on orders, which affected revenues and earnings. The business also has a 10% operating profit exposure to Russia.
In terms of individual stock contributors, Grupo Aeroportuario del Sureste, the Mexican airport operator, reported strong traffic growth. While the company acknowledged the current economic pressures, it is confident that pent-up demand can continue to lead to above-trend traffic growth. The Fund’s holding in Pacific Basin
Shipping also added to performance. The company has benefitted from an upswing in cyclical demand as the global economy has reopened, while supply has been constrained by the need to reduce emissions. This has been positive for pricing. Indian advertising technology company Affle reported strong results, with revenue growth beating expectations.
In terms of activity, we initiated a new position in IDP Education, an Australian education business that has two business lines. It is the world’s recognised leader in English language testing but also helps to place students internationally, a service that should come back into demand after the COVID-19 pandemic. We also initiated a position in WNS Holdings, an attractively valued outsourcing business that we think stands to benefit from businesses’ increased efforts to digitise and become more efficient. FPT was another purchase during the period. The Vietnamese information technology outsourcing company stands to benefit from continued demand for digitization services; this will become an increasingly important part of the business mix and support improvements in the growth outlook and the multiple.2
We sold our position in Kornit Digital given slowing demand from its key customers. Two stocks that had held up well, despite our concerns around their place in the portfolio, were Abcam and Arezzo. Therefore, we took the opportunity to sell our holdings in these stocks.
Outlook
Global equity markets continue to face a number of headwinds, from rising inflation and tightening monetary policy3 to supply-chain disruptions and high commodity prices, not to mention the ongoing impact of Russia’s war with Ukraine. While COVID-19 remains present, it is hoped that the world can gradually learn to live with the virus this year. Whether central banks can successfully manage the trade-off between rising inflation and slowing growth is also key going forward.
Through all of these macroeconomic-related uncertainties, we continue to focus on ‘bottom-up’, fundamental research. We are finding companies with enduring competitive advantages and healthy balance sheets that are doing business sustainably, and which we believe are best positioned to manage financial pressures through to times of greater market stability. Periods of market weakness represent an opportunity for the long-term investor. We reiterate the importance of a diversified portfolio, with a 'bottom-up' investment approach focused on quality characteristics.
Portfolio Management:
Global Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth

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1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	A ratio that reflects the valuation of a target company in relation to a specific financial metric to facilitate the comparison of two different companies.
{foots1}
3	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
2022 Annual Report	49

abrdn International Small Cap Fund  (Unaudited)  (continued)

more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

50	2022 Annual Report

abrdn International Small Cap Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(40.19%)	1.00%	4.61%
	w/SC2	(43.63%)	(0.19%)	3.99%
Class C	w/o SC	(40.57%)	0.34%	3.91%
	w/SC3	(41.12%)	0.34%	3.91%
Class R4	w/o SC	(40.36%)	0.69%	4.30%
Institutional Class[4]	w/o SC	(39.97%)	1.36%	4.96%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn International Small Cap Fund, Morgan Stanley Capital Index (MSCI) All Country World (ACWI) ex-USA Small Cap Index (Net
Dividends) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 4,376 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	51

abrdn International Small Cap Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	97.6%
Preferred Stocks	1.1%
Short-Term Investment	1.1%
Other Assets in Excess of Liabilities	0.2%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	27.9%
Commercial Services & Supplies	5.6%
Transportation Infrastructure	5.0%
Life Sciences Tools & Services	3.8%
Professional Services	3.7%
Construction & Engineering	3.0%
Electrical Equipment	2.7%
Trading Companies & Distributors	2.6%
Life Sciences Tools & Services	1.5%
Information Technology	17.4%
Health Care	13.7%
Consumer Staples	10.9%
Communication Services	8.2%
Consumer Discretionary	7.5%
Financials	5.4%
Materials	5.1%
Energy	2.6%
Short-Term Investment	1.1%
Assets in Excess of Other Liabilities	0.2%
100.0%
Top Ten Holdings
Grupo Aeroportuario del Sureste SAB de CV	5.0%
CyberArk Software Ltd.	4.1%
Jamieson Wellness, Inc.	3.4%
Interparfums SA	3.3%
Chroma ATE, Inc.	3.3%
CTS Eventim AG & Co. KGaA	3.2%
WNS Holdings Ltd., ADR	3.2%
Affle India Ltd.	3.1%
Daiseki Co Ltd	3.1%
SHO-BOND Holdings Co. Ltd.	3.0%

Countries
India	11.5%
Japan	11.4%
United Kingdom	10.4%
Australia	6.3%
Taiwan	6.0%
Canada	6.0%
France	5.9%
Germany	5.3%
United States	5.2%
South Korea	5.1%
Mexico	5.0%
Israel	3.5%
Sweden	2.7%
Poland	2.6%
Belgium	2.6%
Switzerland	2.3%
Other, less than 2% each	6.9%
Short-Term Investment	1.1%
Assets in Excess of Other Liabilities	0.2%
100.0%

52	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn International Small Cap Fund

Shares		Value
COMMON STOCKS—97.6%
AUSTRALIA—6.3%
Consumer Discretionary—2.6%
IDP Education Ltd.	239,400	$ 4,516,709
Financials—2.7%
Steadfast Group Ltd.	1,489,195	4,824,613
Industrials—1.0%
IPH Ltd.	287,300	1,827,172
Total Australia		11,168,494
BELGIUM—2.6%
Industrials—2.6%
Azelis Group NV	200,218	4,582,374
CANADA—6.0%
Consumer Staples—3.4%
Jamieson Wellness, Inc.(a)	247,521	6,055,621
Industrials—2.6%
Ritchie Bros Auctioneers, Inc.	71,845	4,693,511
Total Canada		10,749,132
FRANCE—5.9%
Consumer Staples—3.3%
Interparfums SA	124,201	5,987,634
Energy—2.6%
Gaztransport Et Technigaz SA	39,358	4,578,851
Total France		10,566,485
GERMANY—4.2%
Communication Services—3.2%
CTS Eventim AG & Co. KGaA(b)	119,925	5,724,800
Financials—1.0%
Hypoport SE(b)	19,000	1,855,834
Total Germany		7,580,634
HONG KONG—1.5%
Industrials—1.5%
Pacific Basin Shipping Ltd.	10,745,800	2,601,589
INDIA—11.5%
Communication Services—3.1%
Affle India Ltd.(b)	400,370	5,581,662
Health Care—5.2%
Sanofi India Ltd.	61,774	4,205,177
Syngene International Ltd.(a)	654,970	4,993,488
		9,198,665
Information Technology—3.2%
WNS Holdings Ltd., ADR(b)	65,853	5,668,626
Total India		20,448,953
INDONESIA—1.1%
Consumer Discretionary—1.1%
Ace Hardware Indonesia Tbk PT	55,980,500	2,026,354
ISRAEL—3.5%
Consumer Discretionary—1.3%
Maytronics Ltd.	222,025	2,393,991
Information Technology—2.2%
Nova Ltd.(b)	53,156	3,918,129
Total Israel		6,312,120
Shares		Value

JAPAN—11.4%
Industrials—11.4%
Daiseki Co Ltd	177,400	$ 5,481,564
Nabtesco Corp.	225,500	4,789,709
SHO-BOND Holdings Co. Ltd.	123,400	5,338,292
TechnoPro Holdings, Inc.	200,400	4,807,666
		20,417,231
MEXICO—5.0%
Industrials—5.0%
Grupo Aeroportuario del Sureste SAB de CV, B Shares	379,803	8,913,188
NETHERLANDS—1.2%
Information Technology—1.2%
BE Semiconductor Industries NV	42,536	2,167,837
POLAND—2.6%
Consumer Staples—2.6%
Dino Polska SA(a)(b)	71,711	4,680,742
SOUTH AFRICA—1.6%
Consumer Staples—1.6%
Clicks Group Ltd.	164,844	2,793,206
SOUTH KOREA—5.1%
Materials—5.1%
Chunbo Co. Ltd.	27,937	4,273,038
Hansol Chemical Co. Ltd.	36,542	4,746,140
		9,019,178
SWEDEN—2.7%
Communication Services—1.0%
Hemnet Group AB	143,785	1,786,311
Financials—1.7%
Nordnet AB publ	251,835	3,119,687
Total Sweden		4,905,998
SWITZERLAND—2.3%
Health Care—2.3%
SKAN Group AG	67,000	4,064,062
TAIWAN—6.0%
Industrials—2.7%
Voltronic Power Technology Corp.	120,500	4,885,566
Information Technology—3.3%
Chroma ATE, Inc.	1,074,000	5,863,646
Total Taiwan		10,749,212
UNITED KINGDOM—10.4%
Communication Services—0.9%
Future PLC	116,139	1,627,642
Consumer Discretionary—2.5%
Games Workshop Group PLC	59,801	4,389,618
Health Care—5.1%
Dechra Pharmaceuticals PLC	162,629	4,888,994
Genus PLC	146,057	4,268,592
		9,157,586
Information Technology—1.9%
Endava PLC, ADR(b)	44,359	3,381,930
Total United Kingdom		18,556,776

See accompanying Notes to Financial Statements.
2022 Annual Report	53

Statement of Investments  (concluded)
October 31, 2022
abrdn International Small Cap Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES—5.2%
Health Care—1.1%
Inmode Ltd.(b)	56,878	$ 1,952,053
Information Technology—4.1%
CyberArk Software Ltd.(b)	46,986	7,372,573
Total United States		9,324,626
VIETNAM—1.5%
Information Technology—1.5%
FPT Corp.	856,140	2,605,100
Total Common Stocks		174,233,291
PREFERRED STOCKS—1.1%
GERMANY—1.1%
Industrials—1.1%
Jungheinrich AG	81,488	2,025,063
Total Preferred Stocks		2,025,063
SHORT-TERM INVESTMENT—1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(c)	1,947,367	1,947,367
Total Short-Term Investment		1,947,367
Total Investments (Cost $222,202,021)(d)—99.8%		178,205,721
Other Assets in Excess of Liabilities—0.2%		277,447
Net Assets—100.0%		$178,483,168

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
54	2022 Annual Report

abrdn International Sustainable Leaders Fund  (Unaudited)

Market review
Previous optimism surrounding the reopening of the global economy after the pandemic was soon replaced by worries over soaring prices around the world. Share prices fell heavily in January 2022 on worries that interest rates in Western economies would have to rise faster and further than previously anticipated. The outbreak of the Ukraine war brought further volatility1 and additional fears for the global economic outlook, after energy and other commodity prices surged. Central banks responded to multi-decade-high inflation levels in Western economies by raising interest rates in an increasingly aggressive fashion.
There was a further major sell-off in stock markets in June. This was triggered by mounting gloom over the outlook for the global economy after the U.S. Federal Reserve (Fed) took a tougher stance in its battle against inflation. July was a much better month for stock markets, amid hopes that a slowing global economy will enable central banks to reverse recent interest rate hikes next year. However, this optimism faded in August as central banks, led by the Fed, reiterated the need to tame inflation. September brought another major sell-off in global stock markets, as central banks continued to battle high inflation with rate increases. Global share prices staged a partial recovery in October on hopes that an end to U.S. interest rate hikes may be in sight.
Fund performance review
The abrdn International Sustainable Leaders Fund (Institutional Class shares, net of fees) returned -36.37% for the 12-month reporting period ended October 31, 2022, versus the -24.73% return of its benchmark, the MSCI AC World (ex-USA) Index (Net Dividends)2, during the same period.
The Fund’s positioning in high-quality stocks relative to the index drove the underperformance. These were held into a rising interest rate environment, with notable underweights to the energy sector and other low-quality sectors that outperformed during the period.
In terms of individual stock detractors, eco-friendly printer manufacturer Kornit Digital’s results were ahead of expectations. However, its revenue outlook was taken negatively given near-term macroeconomic headwinds and the decline in consumable demand (for inks) from non-strategic customers. China-based pharmaceutical research outsourcing business WuXi Biologics’ share price fell due to weak sentiment towards sector peers after President Biden launched a national biotechnology and biomanufacturing initiative through an executive order. Outdoor sports equipment and luggage manufacturer Thule Group’s share price weakened on fears that COVID-19 recovery-driven demand is unwinding, along with the threat of a recession, which would further limit customer purchasing power. Despite the company’s plans to expand into two new categories, as well as its mass affluent client base and health focus, the shares de-rated sharply. We sold the position during the period.
In terms of contributors to performance, Brazilian drugstore operator Raia Drogasil reported strong results as it took advantage of drug price hikes, a more rational competitive environment and its leading market share to invest in inventories and secure better supplying terms. The company remains confident in its ability to grow the top line, both digitally as well as by expanding its store footprint. In September, Raia Drogasil announced the acquisition of eLoopz to enable it to monetize its active client base and drive greater integration of its offline and online marketing strategies. DBS, the Singaporean bank, was also accretive to performance. It is the most interest-rate-sensitive bank in the region and stands to benefit disproportionately from the rise in interest rates. South Korea-based electric vehicle battery maker Samsung SDI continued to produce strong results, leading to upgrades of analysts’ earnings estimates for future periods.
In terms of activity, we added a new position in Novo Nordisk (Novo). We have greater confidence in the prospects for obesity/non-alcoholic steatohepatitis care and Novo’s ability to sustain attractive top-line and earnings growth. Novo’s Alzheimer’s pipeline is a potential positive, while its focus on priority healthcare concerns aligns with the United Nations Sustainable Development Goals, making Novo a key solution provider of healthcare services. Another new holding was Clicks Group, the South African retail pharmacy operator. The company has a solid balance sheet and a strong track record. It also has a relatively inelastic demand profile. We also initiated a position in Bank Rakyat Indonesia (BRI), which is attractively positioned for growth within the highly profitable microfinancing industry as loan growth accelerates, costs reduce and returns expand. BRI has average internal management of key ESG factors, but we expect to see improvement as the bank improves disclosure. We will continue to engage with management on company culture after recent acquisitions, sales practices, and employee training.
We sold our position in Kornit Digital after a profit warning from the company. We see a greater downside to its near-term numbers given e-commerce weakness and delays to customer orders. With a lack of visibility for any recovery, we sold the position to reinvest in higher conviction companies. We switched Fisher & Paykel Healthcare into Resmed, a healthcare company addressing respiratory disorders, which fits into our Solutions provider category. Resmed has a good runway for growth and it has fewer issues than Fisher & Paykel Healthcare regarding bulk selling around consumables, so margin pressure should be less of an issue. Further, the company still has upside potential from the Philips recall, as well as a sizeable patient backlog over the next 18 months. We also sold Brunello Cucinelli, as the company failed our in-house socially responsible investing (SRI) measures.

{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	Index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non‐resident investors.
2022 Annual Report	55

abrdn International Sustainable Leaders Fund  (Unaudited)  (continued)

Outlook
Global equity markets continue to face a number of headwinds, from high inflation and tightening monetary policy3 to supply-chain disruption and high commodity prices, not to mention the ongoing impact of Russia’s war with Ukraine. While COVID-19 remains present, it is hoped that the world can gradually learn to live with the virus over time. Whether central banks can successfully manage the trade-off between rising inflation and slowing growth is also key going forward.
Through all of these macroeconomic-related uncertainties, we continue to focus on ‘bottom-up’, fundamental research. We are finding companies with enduring competitive advantages and healthy balance sheets that are doing business in a sustainable fashion, and which we believe are best positioned to manage financial pressures through to times of greater market stability. Periods of market weakness represent an opportunity for the long-term investor. We reiterate the importance of a diversified portfolio, with a 'bottom-up' investment approach focused on quality characteristics.
Portfolio Management:
Global Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
3	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
56	2022 Annual Report

abrdn International Sustainable Leaders Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)[2]		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(36.53%)	(2.50%)	1.54%
	w/SC3	(39.88%)	(3.64%)	0.95%
Institutional Class[4]	w/o SC	(36.37%)	(2.44%)	1.14%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Performance shown for periods after December 16, 2016 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments and accrual of anticipated payments increased the Fund’s performance for all periods that include December 2016, February 2017, July 2017, October 2017, February 2019, March 2019, September 2019, June 2022, and October 2022 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. At the time of receipt or accrual of the income and related taxes, including any adjustments to taxes previously estimated for similar payments, those payments and accruals resulted in an increase in net assets of approximately 5.4%, 2.1%, and 1.4%, in 2017, 2019, and 2022, respectively. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn International Sustainable Leaders Fund, Morgan Stanley Capital International (MSCI) All Country World ex-USA Index (ACWI ex-USA) (Net Dividends) and the Consumer Price Index (CPI) over a
10-year period ended October 31, 2022. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.
The MSCI ACWI ex-US Index (Net Dividends) captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.) and 24 Emerging Markets (EM) countries). With 2,271 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI ex-US Index (Net Dividends) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	57

abrdn International Sustainable Leaders Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	96.8%
Short-Term Investment	2.7%
Other Assets in Excess of Liabilities	0.5%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Health Care	20.4%
Information Technology	19.2%
Financials	18.0%
Consumer Staples	11.0%
Industrials	10.1%
Materials	10.1%
Consumer Discretionary	3.4%
Real Estate	2.8%
Utilities	1.8%
Short-Term Investment	2.7%
Assets in Excess of Other Liabilities	0.5%
100.0%
Top Ten Holdings
Genmab AS	4.2%
Cochlear Ltd.	4.0%
Nestle SA	4.0%
Housing Development Finance Corp. Ltd.	3.9%
L'Oreal SA	3.6%
AIA Group Ltd.	3.6%
Novo Nordisk AS	3.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.3%
Koninklijke DSM NV	3.0%
DBS Group Holdings Ltd.	3.0%

Countries
Denmark	12.1%
United Kingdom	9.8%
Australia	8.9%
Japan	8.5%
France	8.3%
Netherlands	7.5%
India	5.5%
Switzerland	4.0%
Hong Kong	3.6%
Taiwan	3.3%
Singapore	3.0%
Germany	2.8%
Sweden	2.7%
South Korea	2.7%
United States	2.3%
South Africa	2.0%
Other, less than 2% each	9.8%
Short-Term Investment	2.7%
Assets in Excess of Other Liabilities	0.5%
100.0%

58	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn International Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—96.8%
AUSTRALIA—8.9%
Financials—2.1%
Steadfast Group Ltd.	520,999	$ 1,687,904
Health Care—4.0%
Cochlear Ltd.	25,829	3,299,490
Real Estate—2.8%
Goodman Group, REIT	208,932	2,273,327
Total Australia		7,260,721
BELGIUM—1.0%
Industrials—1.0%
Azelis Group NV	35,310	808,137
BRAZIL—1.5%
Consumer Discretionary—1.5%
MercadoLibre, Inc.(a)	1,400	1,262,268
CANADA—1.2%
Financials—1.2%
CI Financial Corp.	99,316	994,363
CHINA—1.8%
Health Care—1.8%
Wuxi Biologics Cayman, Inc.(a)(b)	323,500	1,455,636
DENMARK—12.1%
Financials—2.7%
Tryg A/S	103,128	2,230,580
Health Care—7.6%
Genmab AS(a)	8,924	3,437,592
Novo Nordisk AS, Class B	25,209	2,741,006
		6,178,598
Utilities—1.8%
Orsted AS(b)	17,924	1,478,833
Total Denmark		9,888,011
FRANCE—8.3%
Consumer Staples—3.6%
L'Oreal SA	9,381	2,945,673
Industrials—2.7%
Schneider Electric SE	17,702	2,238,529
Information Technology—2.0%
Dassault Systemes SE	47,300	1,585,438
Total France		6,769,640
GERMANY—2.8%
Materials—2.8%
Linde PLC	7,748	2,313,390
HONG KONG—3.6%
Financials—3.6%
AIA Group Ltd.	386,800	2,929,929
INDIA—5.5%
Financials—3.9%
Housing Development Finance Corp. Ltd.	107,323	3,209,085
Materials—1.6%
Asian Paints Ltd.	34,100	1,284,991
Total India		4,494,076
Shares		Value

INDONESIA—1.5%
Financials—1.5%
Bank Rakyat Indonesia Persero Tbk PT	4,085,800	$ 1,218,929
JAPAN—8.5%
Consumer Discretionary—1.9%
Sony Group Corp.	23,200	1,564,483
Health Care—2.5%
Chugai Pharmaceutical Co. Ltd.	89,600	2,076,198
Industrials—1.5%
SHO-BOND Holdings Co. Ltd.	27,900	1,206,956
Information Technology—2.6%
Keyence Corp.	5,700	2,149,271
Total Japan		6,996,908
LATVIA—0.0%
Financials—0.0%
AS Parex Banka(a)(c)(d)	1,424,182	–
NETHERLANDS—7.5%
Information Technology—4.5%
Adyen NV(a)(b)	1,134	1,618,897
ASML Holding NV	4,519	2,119,802
		3,738,699
Materials—3.0%
Koninklijke DSM NV	20,854	2,453,063
Total Netherlands		6,191,762
NEW ZEALAND—1.4%
Information Technology—1.4%
Xero Ltd.(a)	23,080	1,146,122
POLAND—1.4%
Consumer Staples—1.4%
Dino Polska SA(a)(b)	18,000	1,174,902
SINGAPORE—3.0%
Financials—3.0%
DBS Group Holdings Ltd.	101,000	2,441,807
SOUTH AFRICA—2.0%
Consumer Staples—2.0%
Clicks Group Ltd.	98,534	1,669,613
SOUTH KOREA—2.7%
Information Technology—2.7%
Samsung SDI Co. Ltd.	4,349	2,243,714
SWEDEN—2.7%
Industrials—2.7%
Atlas Copco AB, A Shares	210,968	2,251,714
SWITZERLAND—4.0%
Consumer Staples—4.0%
Nestle SA	30,051	3,271,316
TAIWAN—3.3%
Information Technology—3.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	43,544	2,680,133
UNITED KINGDOM—9.8%
Health Care—2.2%
Dechra Pharmaceuticals PLC	59,675	1,793,965

See accompanying Notes to Financial Statements.
2022 Annual Report	59

Statement of Investments  (concluded)
October 31, 2022
abrdn International Sustainable Leaders Fund

Shares		Value
COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Industrials—2.2%
Spirax-Sarco Engineering PLC	14,541	$ 1,791,938
Information Technology—2.7%
AVEVA Group PLC	62,507	2,237,013
Materials—2.7%
Croda International PLC	28,594	2,215,164
Total United Kingdom		8,038,080
UNITED STATES—2.3%
Health Care—2.3%
ResMed, Inc.	8,429	1,885,483
Total Common Stocks		79,386,654
SHORT-TERM INVESTMENT—2.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(e)	2,185,046	2,185,046
Total Short-Term Investment		2,185,046
Total Investments (Cost $107,613,276)(f)—99.5%		81,571,700
Other Assets in Excess of Liabilities—0.5%		441,785
Net Assets—100.0%		$82,013,485
Amounts listed as “–” are $0 or round to $0.
(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2022.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
60	2022 Annual Report

abrdn Realty Income & Growth Fund  (Unaudited)

Market review
The U.S. REIT market started the period well, significantly outperforming the broader equity market as low interest rates supported continued asset price appreciation and cash flow growth continued to rebound for all property types as business activity returned to pre-pandemic levels. However, from the first quarter of 2022 onwards, the real estate sector was unable to avoid the downside volatility1 in the broader equity markets stemming from inflation and interest rate hikes. This resulted in downward pressures in the market as investors began to price in a higher cost of capital and risks of slower-than-expected economic growth for both demand and rents. Though the general trend in the market was typically downward for most of the year, there were several bear market rallies spurred by hopes that the U.S. Federal Reserve (Fed) would reach peak interest rates sooner than previously expected due to economic weakness. Unfortunately, each of these rallies was thwarted by a combination of stubbornly high Consumer Price Index2 readings and hawkish commentary from the Fed, emphasizing taming inflation at the expense of near-term economic growth.
While general equity market performance was weak, underlying real estate operating fundamentals remained robust throughout the year. Occupancy levels across most property types, except for the office sector, which remains in flux due to changing work trends, are at or close to all-time highs. This supported strong rental rates and cash flow growth and offset some of the downward pressure on asset prices implied by the sharp rise in the cost of capital.
Fund performance Review
The abrdn Realty Income & Growth Fund (Institutional Share Class, net of fees) returned -19.24% for the 12-month reporting period ended October 31, 2022, versus the -18.78% return of the Morgan Stanley Capital International (MSCI) US REIT Index during the same period. The U.S. REIT market underperformed the -14.61% return of the broader equity market, as measured by the S&P 500, as rising interest rates weighed on income-oriented sectors such as REITs, but outperformed the -25.36% return of the global real estate index, as measured by the FTSE EPRA/NAREIT Global Index.3
Strong stock selection in the healthcare sector benefited the Fund’s relative performance. Our position in skilled nursing REIT, Omega Healthcare, and an underweight4 position in HealthPeak were the main drivers here. HealthPeak underperformed after delaying a large life science development project due to weaker than expected demand, while Omega Healthcare benefited from increased occupancy in the skilled nursing sector. Elsewhere, overweight5 allocations to the self-storage and hotel sectors added value. Both sectors benefited from the ability to push rents aggressively, allowing for double-digit earnings and cash flow growth. Our underweight allocation to regional malls aided relative returns as concerns about weakening discretionary spending weighed on the sector.
Conversely, stock selection in the office sector and an overweight allocation to the cell tower sector were the largest detractors from the Fund’s relative performance. A lack of market rent growth and rising capital expenditures more than offset discounted valuations in the office sector, leading to significant underperformance, particularly in companies like SL Green and Hudson Pacific with large exposures to New York City and tech tenants in California, respectively. Fears of rising interest rates and elevated earnings multiples drove the underperformance in the cell tower sector.
Outlook
Inflation and rising interest rates present new challenges for global real estate portfolios. Indeed, with financing costs on the rise, investors may require a greater return on their investments, resulting in some outward movement in cap rates. Nonetheless, underlying real estate fundamentals remain strong, and real estate historically has served as a good inflation hedge due to an ability to increase rents in conjunction with rising prices, given lower levels of new construction stemming from rising input costs.
Consequently, we feel that net operating income growth can mitigate some of this impact on asset prices thanks to the continued pricing power enjoyed by landlords. Accordingly, we are focusing on those sectors and companies with the ability to increase rents both in the near term and with structural tailwinds that can support outsized growth into the future, even if economic activity remains relatively weak. We believe these factors will help to identify those companies best positioned to maintain and grow underlying asset values and increase dividends.
We have increased the defensive positioning in the Fund over the last few months, favoring regions and sectors with more predictable cash-flow outlooks. We have reduced the Fund’s exposure to rent-sensitive and economically sensitive segments of the market. Despite the Fund’s weak recent performance, we think that listed real estate could see fewer downward earnings revisions than the broader equity market over the next 12-18 months, providing some support for relative valuations.
Portfolio Management:
Global Real Estate Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the

{foots1}
1	If the price of a fund or market moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	Consumer Price Index (CPI) – a measure of inflation. An index of the cost of all goods and services to a typical consumer.
{foots1}
3	The FTSE EPRA/NAREIT Global Index is an unmanaged index considered representative of real estate companies and REITs. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
{foots1}
4	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
5	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
2022 Annual Report	61

abrdn Realty Income & Growth Fund  (Unaudited)  (continued)

performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Investments in REITs and real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates, tax and other laws.
The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment, which may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.
Please read the prospectus for more detailed information regarding these and other risks.

62	2022 Annual Report

abrdn Realty Income & Growth Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(19.45%)	3.33%	6.67%
	w/SC2	(24.09%)	2.11%	6.04%
Institutional Class[3]	w/o SC	(19.24%)	3.59%	6.94%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Realty Income and Growth Fund, the Morgan Stanley Capital International (MSCI) US REIT Index, the S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market. With 131 constituents, it represents about 99% of the US REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate Sector) according to the Global Industry Classification Standard (GICS®), have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.
The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	63

abrdn Realty Income & Growth Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	96.4%
Short-Term Investment	4.0%
Liabilities in Excess of Other Assets	(0.4%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sub-industries.
Sub-Industries
Specialized REITs	27.8%
Retail REITs	17.4%
Residential REITs	15.6%
Industrial REITs	15.0%
Health Care REITs	9.2%
Office REITs	7.0%
Hotel & Resort REITs	4.4%
Short-Term Investment	4.0%
Liabilities in Excess of Other Assets	(0.4%)
100.0%
Top Ten Holdings
Prologis, Inc., REIT	11.9%
Public Storage	6.3%
Realty Income Corp.	5.3%
Equinix, Inc., REIT	4.9%
VICI Properties, Inc.	4.2%
Welltower, Inc.	3.7%
Extra Space Storage, Inc.	3.3%
AvalonBay Communities, Inc.	3.3%
Equity Residential	3.1%
Invitation Homes, Inc.	3.1%

Countries
United States	96.4%
Short-Term Investment	4.0%
Liabilities in Excess of Other Assets	(0.4%)
100.0%

64	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn Realty Income & Growth Fund

	Shares	Value
COMMON STOCKS—96.4%
UNITED STATES—96.4%
Health Care REITs—9.2%
Omega Healthcare Investors, Inc.	26,900	$ 854,882
Sabra Health Care REIT, Inc.	47,313	646,296
Ventas, Inc.	21,353	835,543
Welltower, Inc.	25,158	1,535,644
		3,872,365
Hotel & Resort REITs—4.4%
DiamondRock Hospitality Co.	66,633	622,352
Host Hotels & Resorts, Inc.	64,040	1,209,075
		1,831,427
Industrial REITs—15.0%
Americold Realty Trust, Inc.	24,136	585,298
Prologis, Inc.	45,216	5,007,672
STAG Industrial, Inc.	22,233	702,340
		6,295,310
Office REITs—7.0%
Alexandria Real Estate Equities, Inc.	7,458	1,083,647
Boston Properties, Inc.	11,677	848,918
Cousins Properties, Inc.	12,217	290,276
Equity Commonwealth	27,800	727,248
		2,950,089
Residential REITs—15.6%
American Homes 4 Rent, Class A	21,324	681,089
AvalonBay Communities, Inc.	7,803	1,366,461
Equity LifeStyle Properties, Inc.	11,390	728,504
Equity Residential	20,972	1,321,656
Invitation Homes, Inc.	40,912	1,296,501
Mid-America Apartment Communities, Inc.	7,393	1,164,028
		6,558,239
Retail REITs—17.4%
Brixmor Property Group, Inc.	35,109	748,173
Kimco Realty Corp.	47,525	1,016,085
National Retail Properties, Inc.	25,108	1,055,289
Realty Income Corp.	35,893	2,235,057
Simon Property Group, Inc.	9,531	1,038,688
SITE Centers Corp.	35,180	435,529
Spirit Realty Capital, Inc.	19,476	756,253
		7,285,074
Specialized REITs—27.8%
American Tower Corp.	2,764	572,673
Digital Realty Trust, Inc.	10,066	1,009,117
Equinix, Inc.	3,638	2,060,709
Extra Space Storage, Inc.	7,740	1,373,386
Gaming and Leisure Properties, Inc.	24,185	1,212,152
Life Storage, Inc.	6,197	685,450
Public Storage	8,526	2,640,928
SBA Communications Corp.	1,212	327,119
VICI Properties, Inc.	55,793	1,786,492
		11,668,026
Total United States		40,460,530
Total Common Stocks		40,460,530
	Shares	Value
SHORT-TERM INVESTMENT—4.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(a)	1,696,494	$ 1,696,494
Total Short-Term Investment		1,696,494
Total Investments (Cost $35,675,219)(b)—100.4%		42,157,024
Liabilities in Excess of Other Assets—(0.4%)		(167,697)
Net Assets—100.0%		$41,989,327

(a)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2022 Annual Report	65

abrdn U.S. Small Cap Equity Fund  (Unaudited)

Market review
Global equities suffered a miserable 12-month period that has left most global indices in bear market territory (i.e., greater than a 20% fall). Broader U.S. markets, including shares of U.S. small-cap companies, as represented by the Russell 2000 Index, also came under significant pressure. The Russell 2000 Index is a subset of the Russell 3000 Index and represents approximately 10% of the U.S. market.
Initially, optimism largely dominated the global equity markets in the final quarter of 2021. Boosted by vaccine rollouts across more advanced economies, stimulative government policies and strong company results, developed market shares rallied in the final weeks of 2021 and in early 2022. However, market sentiment turned south as January progressed. Yet, the confidence surrounding the reopening of the global economy after the pandemic was soon replaced by acute worries over soaring prices around the world. Inflation was initially stoked by labor shortages, supply-chain issues and resurgent post-pandemic demand. These pressures were made much worse by Russia's invasion of Ukraine in February. Energy and mining shares have benefited from high commodity prices, particularly after the outbreak of war in Eastern Europe. Nonetheless, due to the conflict and resulting sanctions against Russia, energy and food prices increased, leading to cost-of-living crises in many countries. Central banks responded to multi-decade-high inflation levels in Western economies by increasing interest rates, which meant headwinds for stock prices.
There was a major sell-off in equity markets in June 2022. This decline was triggered by mounting gloom over the outlook for the global economy after the U.S. Federal Reserve (Fed) took a tougher stance in its battle against inflation. July was a much better month for stock and bond markets as investors contemplated how a slowing global economy would enable central banks to reverse course on interest rate increases next year. However, this optimism faded in August as central banks, led by the Fed, reiterated the need to tame inflation. Adding to the global unease were domestic political and financial turmoil in the U.K. as well as COVID-related lockdowns in China. Thus, September brought another major sell-off in global stock and bond markets, while central banks continued to battle high inflation with rate increases. As a result, the third quarter of 2022 proved to be a particularly challenging period. Yet, global equities mostly rose in October, rebounding from falls earlier in the year. The U.S. was one of the top-performing markets, with the Dow Jones Industrial Average1posting its best monthly gain since 1987, having risen for four consecutive weeks. However, weak corporate results from major technology companies indicated a slowing economic landscape. In the third quarter, U.S. real gross domestic product (GDP) increased at an annual rate of 2.6%2, after posting slightly negative growth rates for the first two quarters of the year. Given the expectation for a global recession, markets have been pricing in significant declines in earnings and cash flow growth. Finally, the strength in the U.S. dollar has meant more pressure for many U.S. corporations. In the past 12 months, the U.S. dollar index has gone up by around 15%. Due to currency translation effects, non-U.S. revenues and profits are negatively affected as well.
The Russell 2000 Index declined over approximately -18.5% in the reporting period, underperforming the approximately -16% return of large-cap stocks, as measured by the S&P 500 Index3. However, unlike large-cap stocks, small-cap stocks did not reach a new low in the third quarter of 2022, as the mid-June low in small-cap stocks held despite the volatility. Compared to the large-cap asset class, the small-cap asset class typically offers a different exposure to the various U.S. sectors. Thus, the Russell 2000 Index has a higher weight toward the financial sector, for example, as well as the health care and industrial sectors. During the reporting period, there was also a divergence in the performance of small-cap value and growth stocks. As measured by the Russell 2000 Value Index4, shares of U.S. small-cap value companies declined more than approximately -13% over the reporting period. On the other hand, the Russell 2000 Growth Index5 declined over approximately -24%. Finally, nine of the eleven sectors in the Russell 2000 Index declined in the past 12 months. The communication services, health care, information technology and consumer discretionary sectors were the primary market laggards. However, the energy sector returned 43.53% and the utilities sector returned 3.66%.
Fund performance review
The abrdn U.S. Small Cap Equity Fund returned -23.54% (Institutional Share class, net of fees) for the 12-month reporting period ended October 31, 2022, versus the -18.54% return of its benchmark, the Russell 2000 Index.
During the reporting period, the volatility in the returns of the Fund have reflected the developments in global markets and small-cap stocks overall. During the reporting period, an overweight allocation and stock selection in the consumer staples sector contributed positively to returns. Similarly, stock selection in the communication services and consumer discretionary sectors had a positive effect. On the other hand, the Fund’s underweight allocation to the energy and utilities sectors weighed on Fund performance. Meanwhile, holdings in the health care, financials and information technology sectors detracted from returns.
At the stock level, among the positive contributors were the cosmetics company e.l.f. Beauty, Materion, which produces engineered products, and Graphic Packaging, providing consumer packaging solutions. On the other hand, negatively contributing to returns were Heska, which produces veterinary diagnostic products,

{foots1}
1	The Dow Jones Industrial Average is an unmanaged index that tracks 30 blue-chip U.S. Stocks. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
{foots1}
2	Data was released by the Bureau of Economic Analysis (https://www.bea.gov/news/2022/gross-domestic-product-third-quarter-2022-advance-estimate).
{foots1}
3	The S&P 500 Index is an unmanaged index considered representative of the broader U.S. stock market.
{foots1}
4	The Russell 2000 Value Index is an unmanaged index considered representative of small-cap value stocks.
{foots1}
5	The Russell 2000 Growth Index is an unmanaged index considered representative of small-cap growth stocks.
66	2022 Annual Report

abrdn U.S. Small Cap Equity Fund  (Unaudited)  (continued)

Live Oak Bancshares and Cryoport, which offers temperature-controlled supply-chain solutions.
In terms of Fund activity, we initiated new positions in several companies, including ATS Automation Tooling Systems, which focuses on automated manufacturing and assembly systems, Brady Corporation, supplying identification solutions and workplace safety products, and Monro, which operates retail tire and automotive repair stores. We also added to existing positions in a number of holdings, including the global digital consultancy Perficient as well as TMX Group, which operates exchanges for equity, derivatives and fixed income markets. On the other hand, the Fund trimmed holdings in the medical technology company Conmed and logistics company Werner Enterprises. Finally, we exited our positions in the aerospace and defense technology company Mercury Systems, logistics management company Hub Group and Kaiser Aluminum, which manufactures specialty aluminum mill products.
Outlook
The outlook for the rest of 2022 continues to be challenging on a geopolitical and economic front. Given the tightening policy backdrop and inflationary challenges coupled with the implications of the conflict in Ukraine, investor worries over a global recession are increasing. Therefore, long-term growth in earnings is still not going to be easy to come by. This was already an issue for many companies entering a post-COVID world, now exacerbated by the events in Ukraine. Without a clear Fed pivot away from contractionary monetary policy, slower economic growth as well as other uncertainties are likely to keep U.S. and global stocks under pressure.
We retain a cautious stance given the uncertainty, with the outlook now a bit more balanced when compared to the past few years. Yet, notwithstanding the deep drawdown year to date, small-cap stocks offer diversification in long-term portfolios. In a scenario in 2023 where inflation starts to decline in trend, small-cap shares may show improved returns.
Against this backdrop, we remain committed to our fundamental analysis-based stock-picking strategies. This is supported by our proprietary research platform, currently staffed by an experienced team that has successfully navigated many past crises. Consequently, we continue to seek attractively valued companies that, in our view, have resilient, well-run businesses that are adapting well to the changing landscape, and are poised for the growth recovery.
Portfolio Management:
North American Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
Please read the prospectus for more detailed information regarding these and other risks.

2022 Annual Report	67

abrdn U.S. Small Cap Equity Fund  (Unaudited)

Average Annual Total Return (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(23.82%)	6.76%	12.04%
	w/SC1	(28.19%)	5.51%	11.38%
Class C	w/o SC	(24.30%)	6.06%	11.28%
	w/SC2	(24.86%)	6.06%	11.28%
Class R3	w/o SC	(24.04%)	6.41%	11.72%
Institutional Service Class[3]	w/o SC	(23.64%)	7.05%	12.34%
Institutional Class[3]	w/o SC	(23.54%)	7.13%	12.40%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn U.S. Small Cap Equity Fund, the Russell
2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 10% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
68	2022 Annual Report

abrdn U.S. Small Cap Equity Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	99.0%
Short-Term Investment	0.9%
Other Assets in Excess of Liabilities	0.1%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	22.1%
Financials	20.7%
Information Technology	15.8%
Consumer Discretionary	12.5%
Health Care	9.3%
Consumer Staples	7.0%
Materials	5.7%
Communication Services	2.2%
Energy	2.2%
Utilities	1.5%
Short-Term Investment	0.9%
Assets in Excess of Other Liabilities	0.1%
100.0%
Top Ten Holdings
Atkore, Inc.	2.9%
First Interstate BancSystem, Inc.	2.7%
Materion Corp.	2.6%
Graphic Packaging Holding Co.	2.6%
WNS Holdings Ltd., ADR	2.6%
CyberArk Software Ltd.	2.5%
Cohu, Inc.	2.4%
Aritzia, Inc.	2.4%
EnPro Industries, Inc.	2.4%
Perficient, Inc.	2.2%

Countries
United States	87.1%
Canada	9.3%
India	2.6%
Short-Term Investment	0.9%
Assets in Excess of Other Liabilities	0.1%
100.0%

2022 Annual Report	69

Statement of Investments
October 31, 2022
abrdn U.S. Small Cap Equity Fund

Shares		Value
COMMON STOCKS—99.0%
CANADA—9.3%
Consumer Discretionary—2.3%
Aritzia, Inc.(a)	446,222	$ 17,307,131
Consumer Staples—1.6%
Jamieson Wellness, Inc.(b)	476,956	11,668,766
Financials—3.3%
CI Financial Corp.	1,322,688	13,242,900
TMX Group Ltd.	110,865	10,658,860
		23,901,760
Industrials—2.1%
ATS Automation Tooling Systems, Inc.(a)	481,109	15,220,610
Total Canada		68,098,267
INDIA—2.6%
Information Technology—2.6%
WNS Holdings Ltd., ADR(a)	216,889	18,669,805
UNITED STATES—87.1%
Communication Services—2.2%
Cogent Communications Holdings, Inc.	118,707	6,233,305
TechTarget, Inc.(a)	155,875	10,061,731
		16,295,036
Consumer Discretionary—10.2%
Dorman Products, Inc.(a)	189,174	15,440,382
LCI Industries	97,444	10,339,783
LGI Homes, Inc.(a)	73,962	6,808,202
Monro, Inc.	243,288	11,617,002
National Vision Holdings, Inc.(a)	412,006	15,260,702
Stride, Inc.(a)	433,590	14,529,601
		73,995,672
Consumer Staples—5.4%
elf Beauty, Inc.(a)	376,201	16,274,455
Hostess Brands, Inc.(a)	590,976	15,649,045
SunOpta, Inc.(a)	658,715	7,397,369
		39,320,869
Energy—2.2%
ChampionX Corp.	562,045	16,085,728
Financials—17.4%
American Equity Investment Life Holding Co.	294,069	12,668,492
Banner Corp.	114,785	8,580,179
Donnelley Financial Solutions, Inc.(a)	391,467	15,827,011
First Interstate BancSystem, Inc., Class A	425,459	19,405,185
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	276,818	7,523,913
Live Oak Bancshares, Inc.	223,621	7,260,974
PJT Partners, Inc., Class A	210,760	15,680,544
PRA Group, Inc.(a)	423,533	14,188,355
Seacoast Banking Corp. of Florida	376,554	11,635,519
Wintrust Financial Corp.	145,248	13,598,118
		126,368,290
Health Care—9.3%
CONMED Corp.	132,716	10,581,447
CryoPort, Inc.(a)	362,646	10,067,053
Harmony Biosciences Holdings, Inc.(a)	205,095	10,664,940
Heska Corp.(a)	140,031	10,048,625
Shares		Value

Integer Holdings Corp.(a)	211,110	$ 13,158,486
Ligand Pharmaceuticals, Inc.(a)	153,507	13,454,888
		67,975,439
Industrials—20.0%
Ameresco, Inc., Class A(a)	210,358	12,722,452
ArcBest Corp.	176,070	13,985,240
Atkore, Inc.(a)	223,198	21,270,769
AZEK Co., Inc. (The)(a)	603,925	10,574,727
Brady Corp., Class A	157,925	7,225,069
Casella Waste Systems, Inc., Class A(a)	198,198	16,214,578
EnPro Industries, Inc.	161,256	17,173,764
Helios Technologies, Inc.	9,875	559,814
Parsons Corp.(a)	266,234	12,481,050
RBC Bearings, Inc.(a)	32,091	8,136,031
Shyft Group, Inc.	462,222	10,621,861
Werner Enterprises, Inc.	370,468	14,522,346
		145,487,701
Information Technology—13.2%
Cohu, Inc.(a)	536,789	17,671,094
CyberArk Software Ltd.(a)	117,106	18,375,102
Onto Innovation, Inc.(a)	213,911	14,297,811
Perficient, Inc.(a)	245,496	16,440,867
Verint Systems, Inc.(a)	427,136	15,133,429
Workiva, Inc.(a)	181,834	14,148,504
		96,066,807
Materials—5.7%
Graphic Packaging Holding Co.	817,503	18,769,869
Materion Corp.	222,111	19,037,134
Ranpak Holdings Corp.(a)	975,444	3,706,687
		41,513,690
Utilities—1.5%
ONE Gas, Inc.	136,736	10,594,305
Total United States		633,703,537
Total Common Stocks		720,471,609
SHORT-TERM INVESTMENT—0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(c)	6,336,367	6,336,367
Total Short-Term Investment		6,336,367
Total Investments (Cost $802,628,660)(d)—99.9%		726,807,976
Other Assets in Excess of Liabilities—0.1%		1,035,956
Net Assets—100.0%		$727,843,932

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.
70	2022 Annual Report

abrdn U.S. Sustainable Leaders Fund  (Unaudited)

Market review
Global equities suffered a miserable 12-month period that has left most global indices in bear market territory (i.e., greater than a 20% fall). U.S. stocks, as represented by the broader Russell 3000 index1, also came under significant pressure.
Initially, optimism largely dominated the global equity markets in the final quarter of 2021. Boosted by vaccine rollouts across more advanced economies, stimulative government policies and strong company results, developed market shares rallied in the final weeks of 2021 and in early 2022. However, market sentiment turned south as January progressed. The confidence surrounding the reopening of the global economy after the pandemic was soon replaced by acute worries over soaring prices around the world. Inflation was initially stoked by labor shortages, supply-chain issues and resurgent post-pandemic demand. These pressures were made much worse by Russia's invasion of Ukraine in February. Energy and mining shares have benefited from high commodity prices, particularly after the outbreak of war in Eastern Europe. Nonetheless, due to the conflict and resulting sanctions against Russia, energy and food prices increased, leading to cost-of-living crises in many countries. Central banks responded to multi-decade-high inflation levels in Western economies by increasing interest rates, which meant headwinds for stock prices.
There was a major sell-off in equity markets in June 2022. This decline was triggered by mounting gloom over the outlook for the global economy after the U.S. Federal Reserve (Fed) took a tougher stance in its battle against inflation. July was a much better month for stock and bond markets as investors contemplated how a slowing global economy would enable central banks to reverse course on interest rate increases next year. However, this optimism faded in August as central banks, led by the Fed, reiterated the need to tame inflation. Adding to the global unease were domestic political and financial turmoil in the U.K. as well as COVID-related lockdowns in China. Thus, September brought another major sell-off in global stock and bond markets, while central banks continued to battle high inflation with rate increases. As a result, the third quarter of 2022 proved to be a particularly challenging period. Yet, global equities mostly rose in October, rebounding from falls earlier in the year. The U.S. was one of the top-performing markets, with the Dow Jones Industrial Average2 posting its best monthly gain since 1987, having risen for four consecutive weeks. However, weak corporate results from major technology companies indicated a slowing economic landscape. In the third quarter, U.S. real gross domestic product (GDP) increased at an annual rate of 2.6%3, after posting slightly negative growth rates for the first two quarters of the year. Given the expectation for a global recession, markets have been pricing in significant declines in earnings and cash flow growth. Finally, the strength in the U.S. dollar has meant more pressure for many U.S. corporations. In the past 12 months, the U.S. dollar index has gone up by around 15%. Due to currency translation effects, non-U.S. revenues and profits are negatively affected as well.
During the reporting period, eight of the eleven sectors in the Russell 3000 index declined. Communication services, consumer discretionary, information technology and real estate were the largest-declining sectors as investors became more defensive and revised expectations around interest rates and earnings growth. However, the energy sector returned 62.36%. In addition, the consumer staples and utilities sectors increased by 3.98% and 2.91%, respectively.
Fund performance review
The abrdn U.S. Sustainable Leaders Fund returned -27.29% (Institutional Share class, net of fees) for the 12-month reporting period ended October 31, 2022, versus the -16.52% return of its benchmark, the Russell 3000 Index, and versus the -24.67% return of its secondary benchmark, the Russell 3000® Growth Index.
During the reporting period the volatility in the returns of the Fund have reflected the developments in global and U.S. markets overall. Stock selection in the energy sector and the lack of exposure to the real estate sector contributed positively to returns. On the other hand, stock selection in other sectors weighed on Fund performance.
At the stock level, the Fund benefited from stock selection in the integrated gas-to-power infrastructure company New Fortress Energy and broker-dealer LPL Financial Holdings. The Fund’s lack of exposure to Meta Platforms, Amazon and Alphabet also contributed to returns. On the other hand, negatively contributing to returns were the asset and wealth management company CI Financial, retailer Burlington Stores and Cable One, which provides voice, video and data services. Our lack of exposure to Apple stock also detracted from returns.
In terms of Fund activity, we initiated new positions in several companies, including ATS Automation Tooling Systems, which focuses on automated manufacturing and assembly systems, Darling Ingredients, which produces natural ingredients from edible and inedible bio-nutrients, home improvement retailer Home Depot and leading pharma company Merck. We also added to existing positions in the consumer staples company Colgate-Palmolive and regional bank SVB Financial. On the other hand, the Fund trimmed holdings in several companies, including American Express, Microsoft and Mastercard, among others. Finally, we exited our positions in the content delivery network Akamai Technologies, industrial software company Autodesk and clean water and hygiene company Ecolab.
Outlook
The outlook for the final weeks of 2022 continues to be challenging on a geopolitical and economic front. Given the tightening policy backdrop and inflationary challenges coupled with the implications of the conflict in Ukraine, investor worries over a global recession are increasing. Therefore, long-term growth in earnings is still not going to be easy to come by. This was already an issue for many companies entering a post-COVID world, now being exacerbated by the events in

{foots1}
1	The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market, as of the most recent reconstitution
{foots1}
2	The Dow Jones Industrial Average is an unmanaged index that tracks 30 blue-chip U.S. Stocks. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
{foots1}
3	Data was released by the Bureau of Economic Analysis (https://www.bea.gov/news/2022/gross-domestic-product-third-quarter-2022-advance-estimate).
2022 Annual Report	71

abrdn U.S. Sustainable Leaders Fund  (Unaudited)  (continued)

Ukraine. The coming months could likely see sharp, countertrend rallies in broader U.S. markets. However, without a clear Fed pivot away from contractionary monetary policy, slower economic growth as well as other uncertainties are likely to keep U.S. and global stocks under pressure.
We retain a cautious stance given the uncertainty, with the outlook now a bit more balanced when compared to the past few years. Within this context, we will strive to create value for the Fund’s shareholders by investing with conviction in companies that will likely have robust, sustainable business models and long runways for growth. These companies also have sound or improving prospects, demonstrating that they are current or emerging sustainable leaders through their management of environmental, social and governance ("ESG") risks and opportunities.
Portfolio Management:
North American Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.
Please read the prospectus for more detailed information regarding these and other risks.

72	2022 Annual Report

abrdn U.S. Sustainable Leaders Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(27.49%)	8.59%	10.00%
	w/SC2	(31.67%)	7.31%	9.34%
Class C	w/o SC	(27.96%)	7.82%	9.20%
	w/SC3	(28.45%)	7.82%	9.20%
Institutional Service Class[4]	w/o SC	(27.32%)	8.84%	10.23%
Institutional Class[4]	w/o SC	(27.29%)	8.92%	10.33%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen U.S. Multi-Cap Equity Fund to abrdn U.S. Sustainable Leaders Fund.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn U.S. Sustainable Leaders Fund, Russell 3000® Index, Russell 3000® Growth Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 97% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad growth market. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	73

abrdn U.S. Sustainable Leaders Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	96.3%
Short-Term Investment	3.7%
Liabilities in Excess of Other Assets	(0.0%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	27.1%
Software	12.8%
IT Services	10.3%
Semiconductors & Semiconductor Equipment	4.0%
Industrials	19.7%
Health Care	13.2%
Financials	10.5%
Consumer Staples	9.0%
Consumer Discretionary	5.4%
Utilities	4.7%
Energy	2.9%
Materials	2.3%
Communication Services	1.5%
Short-Term Investment	3.7%
Liabilities in Excess of Other Assets	(0.0%)
100.0%
Top Ten Holdings
Microsoft Corp.	9.3%
Mastercard, Inc.	4.7%
Merck & Co., Inc.	4.3%
Tetra Tech, Inc.	3.9%
NICE Ltd., ADR	3.6%
LPL Financial Holdings, Inc.	3.5%
Colgate-Palmolive Co.	3.5%
Canadian National Railway Co.	3.4%
Amdocs Ltd.	3.4%
Jamieson Wellness, Inc.	3.2%

Countries
United States	79.6%
Canada	10.6%
Israel	3.5%
Ireland	2.6%
Short-Term Investment	3.7%
Liabilities in Excess of Other Assets	(0.0%)
100.0%

74	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn U.S. Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—96.3%
CANADA—10.6%
Consumer Staples—3.2%
Jamieson Wellness, Inc.(a)	446,372	$ 10,920,526
Financials—1.9%
CI Financial Corp.	619,365	6,201,151
Industrials—5.5%
ATS Automation Tooling Systems, Inc.(b)	223,629	7,074,841
Canadian National Railway Co.	97,492	11,546,953
		18,621,794
Total Canada		35,743,471
IRELAND—2.6%
Health Care—2.6%
ICON PLC(b)	43,820	8,669,349
ISRAEL—3.5%
Information Technology—3.5%
NICE Ltd., ADR(b)	62,974	11,958,133
UNITED STATES—79.6%
Communication Services—1.5%
Cable One, Inc.	5,903	5,073,215
Consumer Discretionary—5.4%
Burlington Stores, Inc.(b)	56,701	8,105,975
Home Depot, Inc.	33,814	10,013,340
		18,119,315
Consumer Staples—5.8%
Colgate-Palmolive Co.	159,464	11,774,822
Darling Ingredients, Inc.(b)	100,656	7,899,483
		19,674,305
Energy—2.9%
New Fortress Energy, Inc.	174,750	9,623,483
Financials—8.6%
American Express Co.	59,275	8,799,374
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	131,722	3,580,204
LPL Financial Holdings, Inc.	46,531	11,895,650
SVB Financial Group(b)	20,984	4,846,464
		29,121,692
Health Care—10.6%
CONMED Corp.	72,886	5,811,201
Horizon Therapeutics PLC(b)	103,867	6,472,991
Integer Holdings Corp.(b)	148,132	9,233,068
Merck & Co., Inc.	141,297	14,299,256
		35,816,516
Industrials—14.2%
Advanced Drainage Systems, Inc.	56,770	6,578,508
Atkore, Inc.(b)	73,564	7,010,649
Chart Industries, Inc.(b)	35,538	7,920,710
Tetra Tech, Inc.	93,351	13,188,629
Trex Co., Inc.(b)	96,789	4,654,583
Vertiv Holdings Co.	580,856	8,312,049
		47,665,128
Information Technology—23.6%
Accenture PLC, Class A	25,917	7,357,836
Amdocs Ltd.	131,744	11,370,825
Marvell Technology, Inc.	182,423	7,238,545
Shares		Value

Mastercard, Inc., Class A	48,068	$ 15,774,956
Microsoft Corp.	135,549	31,464,989
SolarEdge Technologies, Inc.(b)	27,696	6,370,911
		79,578,062
Materials—2.3%
Crown Holdings, Inc.	114,143	7,829,068
Utilities—4.7%
American Water Works Co., Inc.	56,947	8,276,677
CenterPoint Energy, Inc.	265,126	7,585,255
		15,861,932
Total United States		268,362,716
Total Common Stocks		324,733,669
SHORT-TERM INVESTMENT—3.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(c)	12,528,695	12,528,695
Total Short-Term Investment		12,528,695
Total Investments (Cost $355,688,215)(d)—100.0%		337,262,364
Liabilities in Excess of Other Assets—(0.0%)		(131,211)
Net Assets—100.0%		$337,131,153

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2022 Annual Report	75

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (Unaudited)

Market review
Global equities suffered a miserable 12-month period that has left most global indices in bear market territory (i.e., greater than a 20% fall). U.S. stocks, as represented by the broader Russell 3000 index1, also came under significant pressure.
Initially, optimism largely dominated the global equity markets in the final quarter of 2021. Boosted by vaccine rollouts across more advanced economies, stimulative government policies and strong company results, developed market shares rallied in the final weeks of 2021 and in early 2022. However, market sentiment turned south as January progressed. The confidence surrounding the reopening of the global economy after the pandemic was soon replaced by acute worries over soaring prices around the world. Inflation was initially stoked by labor shortages, supply-chain issues and resurgent post-pandemic demand. These pressures were made much worse by Russia's invasion of Ukraine in February. Energy and mining shares have benefited from high commodity prices, particularly after the outbreak of war in Eastern Europe. Nonetheless, due to the conflict and resulting sanctions against Russia, energy and food prices increased, leading to cost-of-living crises in many countries. Central banks responded to multi-decade-high inflation levels in Western economies by increasing interest rates, which meant headwinds for stock prices.
There was a major sell-off in equity markets in June. This decline was triggered by mounting gloom over the outlook for the global economy after the U.S. Federal Reserve (Fed) took a tougher stance in its battle against inflation. July was a much better month for stock and bond markets as investors contemplated how a slowing global economy would enable central banks to reverse course on interest rate increases in 2023. However, this optimism faded in August as central banks, led by the Fed, reiterated the need to tame inflation. Adding to the global unease were domestic political and financial turmoil in the U.K. as well as COVID-19 lockdowns in China. Thus, September brought another major sell-off in global stock and bond markets, while central banks continued to battle high inflation with rate increases. As a result, the third quarter of 2022 proved to be a particularly challenging period. Yet, global equities mostly rose in October, rebounding from falls earlier in the year.
The U.S. was one of the top-performing markets, with the Dow Jones Industrial Average2 posting its best monthly gain since 1987, having risen for four consecutive weeks. However, weak corporate results from major technology companies indicated a slowing economic landscape. In the third quarter, real gross domestic product (GDP) increased at an annual rate of 2.6%3, after posting slightly negative growth rates for the first two quarters of the year. Given the expectation for a global recession, markets have been pricing in significant declines in earnings and cash flow growth. Finally, the strength in the U.S. dollar has meant more pressure for many U.S. corporations. Over the reporting period, the U.S. dollar index has gone up by around 15%. Due to currency translation effects, non-U.S. revenues and profits are negatively affected as well.
During the reporting period, nine of the eleven sectors in the Russell 2500 Index declined. Communication services, consumer discretionary4, health care, information technology and real estate were the largest-declining sectors as investors became more defensive and revised expectations around interest rates and earnings growth. However, the energy sector returned 51.22%. In addition, the utilities sector rose 3.64%.
Fund performance review
The abrdn U.S. Sustainable Leaders Smaller Companies Fund (Institutional Class shares, net of fees) returned -25.17% for the 12-month reporting period ended October 31, 2022, versus the -17.58% return of its benchmark, the Russell 2500 Index, and versus the -27.38% return of its secondary benchmark, the Russell 2500 Growth Index.
During the reporting period, the volatility5 in the returns of the Fund have reflected the developments in global and U.S. markets overall. Stock selection in the energy sector and the lack of positioning in the real estate sector contributed positively to returns. On the other hand, stock selection in health care, consumer discretionary and financials sectors as well as an overweight6 allocation to the information technology sector weighed on Fund performance.
At the stock level, the Fund benefited from stock selection in the integrated gas-to-power infrastructure company New Fortress Energy, broker-dealer LPL Financial Holdings and Chart Industries, which manufactures equipment for the energy industry and industrial gas markets. Among other positive contributors were First Interstate BancSystem and Graphic Packaging, providing packaging solutions. The Fund benefited from its lack of exposure to the artificial intelligence lending platform Upstart Holdings, Bill.com Holdings, which offers a financial software platform, and 10x Genomics, which focuses on gene sequencing technology. On the other hand, negatively contributing to returns were the asset and wealth management company CI Financial, Live Oak Bancshares, which focuses on banking services for small businesses, and digital consultancy Perficient.
During the reporting period, we made numerous changes to the Fund’s portfolio. In terms of portfolio activity, we initiated new positions in several companies, including ATS Automation Tooling Systems, which focuses on automated manufacturing and assembly systems, Darling Ingredients, which produces natural ingredients from

{foots1}
1	The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market, as of the most recent reconstitution
{foots1}
2	The Dow Jones Industrial Average is an unmanaged index that tracks 30 blue-chip U.S. Stocks. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
{foots1}
3	Data was released by the Bureau of Economic Analysis (https://www.bea.gov/news/2022/gross-domestic-product-third-quarter-2022-advance-estimate).
{foots1}
4	Sector associated with goods and services that rely upon consumers and are sensitive to changes in the economy. Examples include retailers and media companies.
{foots1}
5	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
6	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
76	2022 Annual Report

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (Unaudited)  (continued)

edible and inedible bio-nutrients, and biotechnology company Horizon Therapeutics, which focuses on rare, autoimmune, and severe inflammatory diseases. We also added to existing positions in the retailer Burlington Stores, medical technology company Conmed Corporation, which provides surgical devices, Graphic Packaging and Perficient.
On the other hand, the Fund trimmed holdings in several companies, including the logistics business J.B. Hunt Transport Services, Trex, which manufactures wood-alternative composite decking, and Tetra Tech, which offers engineering and consulting services. Finally, we exited our positions in the content delivery network Akamai Technologies, Huntington Bancshares and Pool Corporation, which distributes swimming pool supplies.
Outlook
The outlook for the final weeks of 2022 continues to be challenging on a geopolitical and economic front. Given the tightening policy backdrop and inflationary challenges coupled with the implications of the conflict in Ukraine, investor worries over a global recession are increasing. Therefore, long-term growth in earnings is still not going to be easy to come by. This was already an issue for many companies entering a post-COVID-19 world, now exacerbated by the events in Ukraine. The coming months could likely see sharp, countertrend rallies in broader U.S. markets. However, without a clear Fed pivot away from contractionary monetary policy7, slower economic growth as well as other uncertainties are likely to keep U.S. and global stocks under pressure.
We retain a cautious stance given the uncertainty, with the outlook now more balanced than at any time in the past few years. Within this context, we will strive to create value for the Fund’s shareholders by investing with conviction in smaller companies that will likely have robust, sustainable business models and long runways for growth. These companies also have sound or improving prospects, demonstrating that they are current or emerging sustainable leaders through their management of environmental, social and governance ("ESG") risks and opportunities.
Portfolio Management:
North American Equity Team
 Portfolio Management:
North American Equity Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company, to the industry in which the company is engaged, or to the market as a whole.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
7	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
2022 Annual Report	77

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(25.40%)	10.46%	7.20%
	w/SC2	(29.71%)	9.16%	6.57%
Class R3	w/o SC	(25.57%)	10.14%	6.84%
Institutional Service Class[3]	w/o SC	(25.16%)	10.69%	7.37%
Institutional Class[3]	w/o SC	(25.17%)	10.83%	7.56%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Focused U.S. Equity Fund to abrdn U.S. Sustainable Leaders Smaller Companies Fund. The Fund changed its investment strategies effective November 15, 2017. Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn U.S. Sustainable Leaders Smaller Companies Fund, the Russell 2500® Index, the Russell 2500® Growth Index and the
Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 2500® Index measures the performance of the small to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership..
The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500® companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
78	2022 Annual Report

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Common Stocks	98.5%
Short-Term Investment	1.1%
Other Assets in Excess of Liabilities	0.4%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	24.4%
Information Technology	19.6%
Financials	17.4%
Health Care	12.5%
Consumer Staples	7.4%
Materials	5.1%
Consumer Discretionary	4.9%
Utilities	3.2%
Energy	2.6%
Communication Services	1.4%
Short-Term Investment	1.1%
Assets in Excess of Other Liabilities	0.4%
100.0%
Top Ten Holdings
CyberArk Software Ltd.	3.5%
Atkore, Inc.	3.3%
Essential Utilities, Inc.	3.2%
Amdocs Ltd.	3.2%
Darling Ingredients, Inc.	2.9%
Graphic Packaging Holding Co.	2.9%
Vertiv Holdings Co.	2.8%
Tetra Tech, Inc.	2.8%
Burlington Stores, Inc.	2.7%
Perficient, Inc.	2.7%

Countries
United States	82.6%
Canada	11.2%
Israel	2.6%
Ireland	2.1%
Short-Term Investment	1.1%
Assets in Excess of Other Liabilities	0.4%
100.0%

2022 Annual Report	79

Statement of Investments
October 31, 2022
abrdn U.S. Sustainable Leaders Smaller Companies Fund

Shares		Value
COMMON STOCKS—98.5%
CANADA—11.2%
Consumer Discretionary—2.2%
Aritzia, Inc.(a)	9,223	$ 357,723
Consumer Staples—2.7%
Jamieson Wellness, Inc.(b)	17,310	423,491
Financials—4.2%
CI Financial Corp.	36,886	369,307
TMX Group Ltd.	3,157	303,522
		672,829
Industrials—2.1%
ATS Automation Tooling Systems, Inc.(a)	10,492	331,930
Total Canada		1,785,973
IRELAND—2.1%
Health Care—2.1%
ICON PLC(a)	1,681	332,569
ISRAEL—2.6%
Information Technology—2.6%
NICE Ltd., ADR(a)	2,177	413,390
UNITED STATES—82.6%
Communication Services—1.4%
Cogent Communications Holdings, Inc.	4,199	220,490
Consumer Discretionary—2.7%
Burlington Stores, Inc.(a)	3,040	434,598
Consumer Staples—4.7%
Darling Ingredients, Inc.(a)	5,932	465,543
SunOpta, Inc.(a)	25,700	288,611
		754,154
Energy—2.6%
New Fortress Energy, Inc.	7,453	410,437
Financials—13.2%
First Interstate BancSystem, Inc., Class A	8,927	407,161
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	8,661	235,406
Live Oak Bancshares, Inc.	5,147	167,123
LPL Financial Holdings, Inc.	1,611	411,852
PJT Partners, Inc., Class A	5,760	428,544
Seacoast Banking Corp. of Florida	8,199	253,349
SVB Financial Group(a)	865	199,780
		2,103,215
Health Care—10.4%
CONMED Corp.	4,777	380,870
CryoPort, Inc.(a)	9,351	259,584
Horizon Therapeutics PLC(a)	3,785	235,881
Inmode Ltd.(a)	10,861	372,750
Integer Holdings Corp.(a)	6,550	408,261
		1,657,346
Industrials—22.3%
Advanced Drainage Systems, Inc.	2,360	273,477
Ameresco, Inc., Class A(a)	4,731	286,131
Atkore, Inc.(a)	5,540	527,962
Casella Waste Systems, Inc., Class A(a)	3,623	296,398
Chart Industries, Inc.(a)	1,824	406,533
Helios Technologies, Inc.	200	11,338
JB Hunt Transport Services, Inc.	1,864	318,875
Shares		Value

Shyft Group, Inc.	14,078	$ 323,512
Tetra Tech, Inc.	3,107	438,957
Trex Co., Inc.(a)	4,701	226,071
Vertiv Holdings Co.	31,166	445,985
		3,555,239
Information Technology—17.0%
Amdocs Ltd.	5,901	509,315
CyberArk Software Ltd.(a)	3,589	563,150
Onto Innovation, Inc.(a)	5,005	334,534
Paylocity Holding Corp.(a)	1,429	331,228
Perficient, Inc.(a)	6,471	433,363
SolarEdge Technologies, Inc.(a)	1,140	262,234
Wolfspeed Inc.(a)	3,686	290,273
		2,724,097
Materials—5.1%
Crown Holdings, Inc.	5,236	359,137
Graphic Packaging Holding Co.	20,137	462,346
		821,483
Utilities—3.2%
Essential Utilities, Inc.	11,642	514,809
Total United States		13,195,868
Total Common Stocks		15,727,800
SHORT-TERM INVESTMENT—1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(c)	174,697	174,697
Total Short-Term Investment		174,697
Total Investments (Cost $18,017,811)(d)—99.6%		15,902,497
Other Assets in Excess of Liabilities—0.4%		61,508
Net Assets—100.0%		$15,964,005

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
80	2022 Annual Report

Statement of Assets and Liabilities
October 31, 2022

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund	abrdn Emerging Markets Sustainable Leaders Fund
Assets:
Investments, at value	$30,549,977	$97,274,539	$24,010,702	$2,178,931,490	$111,898,340
Short-term investments, at value	380,882	2,895,263	610,605	71,047,744	1,312,096
Foreign Currency, at value	127	–	12,598	127,137	20,797
Cash	–	377,970	–	–	–
Receivable for investments sold	–	–	85,707	12,151,023	456,599
Interest and dividends receivable	1,247	688,757	10,637	1,702,568	96,971
Receivable for capital shares issued	3,642	415,981	25,820	32,227,728	101,070
Receivable from Adviser	–	2,009	21,678	53,196	22,020
Tax reclaim receivable	–	254,782	11,421	–	235,285
Prepaid expenses	30,063	17,210	30,086	135,501	29,101
Total Assets	30,965,938	101,926,511	24,819,254	2,296,376,387	114,172,279
Liabilities:
Due to Custodian	–	38,816	–	–	–
Payable for investments purchased	–	377,960	55,145	4,409,768	–
Unrealized depreciation on forward foreign currency exchange contracts	–	37,478	–	–	–
Payable for capital shares redeemed	98,018	–	178	16,490,846	347,683
Payable for foreign withholding taxes (See Note 2(i))	–	870,819	–	–	–
Accrued foreign capital gains tax	–	–	51,756	9,740,505	260,356
Accrued expenses and other payables:
Administration fees	2,411	5,861	1,627	157,264	7,828
Audit fees	5,110	5,110	5,110	5,110	5,111
Custodian fees	25,479	16,748	10,985	1,455,771	87,761
Distribution fees	4,795	646	4,466	57,829	3,704
Fund accounting fees	1,319	2,923	654	80,407	3,562
Investment advisory fees	45,644	82,355	18,308	1,769,219	78,283
Legal fees	195	615	181	13,071	756
Printing fees	2,915	–	2,708	129,006	8,552
Sub-transfer agent and administrative services fees	4,793	6,492	1,853	501,063	9,130
Transfer agent fees	2,265	3,160	3,241	25,631	7,622
Other accrued expenses	11,800	21,100	16,516	26,996	19,476
Total liabilities	204,744	1,470,083	172,728	34,862,486	839,824
Net assets	$30,761,194	$100,456,428	$24,646,526	$2,261,513,901	$113,332,455
Cost:
Investments	48,353,949	88,287,608	26,787,260	2,520,353,937	158,840,927
Short-Term Investments	380,882	2,895,263	610,605	71,047,744	1,312,096
Foreign currency	127	–	12,771	127,226	20,985
Represented by:
Paid in capital in excess of par value	$58,899,048	$93,379,925	$25,420,438	$2,682,891,702	$170,632,004
Distributable earnings (accumulated loss)	(28,137,854)	7,076,503	(773,912)	(421,377,801)	(57,299,549)
Net Assets	$30,761,194	$100,456,428	$24,646,526	$2,261,513,901	$113,332,455
Net Assets:
Class A	$9,608,633	$4,094,138	$19,947,475	$63,231,928	$11,344,589
Class C	1,533,150	–	134,919	4,161,805	205,681
Class R	2,355,846	–	588,198	92,427,863	2,365,397
Institutional Service Class	348,577	–	235,970	494,873,142	52,901,212
Institutional Class	16,914,988	96,362,290	3,739,964	1,606,819,163	46,515,576
Total	$30,761,194	$100,456,428	$24,646,526	$2,261,513,901	$113,332,455 Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
2022 Annual Report	81

Statement of Assets and Liabilities  (continued)
October 31, 2022

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund	abrdn Emerging Markets Sustainable Leaders Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	422,583	1,092,756	1,610,860	5,603,104	1,228,006
Class C Shares (a)	72,147	–	12,007	375,406	24,483
Class R Shares	106,953	–	50,752	8,316,922	274,384
Institutional Service Class Shares	15,182	–	18,644	43,637,979	5,551,458
Institutional Class Shares	732,237	25,708,499	299,116	140,984,187	4,848,134
Total Shares Outstanding per Class	1,349,102	26,801,255	1,991,379	198,917,598	11,926,465
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$22.74	$3.75	$12.38	$11.29(b)	$9.24
Class C Shares (a)	21.25	–	11.24	11.09	8.40
Class R Shares	22.03	–	11.59	11.11	8.62
Institutional Service Class Shares	22.96	–	12.66	11.34	9.53
Institutional Class Shares	23.10	3.75	12.50	11.40	9.59
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$24.13	$3.98	$13.14	$11.98	$9.80
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.
(b)	The NAV shown above differs from the traded NAV on October 31, 2022 due to financial statement rounding and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
82	2022 Annual Report

Statement of Assets and Liabilities  (continued)
October 31, 2022

	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund	abrdn International Small Cap Fund	abrdn International Sustainable Leaders Fund	abrdn Realty Income & Growth Fund
Assets:
Investments, at value	$45,520,576	$46,262,067	$176,258,354	$79,386,654	$40,460,530
Short-term investments, at value	161,466	314,397	1,947,367	2,185,046	1,696,494
Foreign Currency, at value	806,800	591	940,547	–	–
Cash	–	2,330	–	–	–
Receivable for investments sold	–	779,188	–	–	–
Interest and dividends receivable	1,236	51,588	117,864	58,474	47,736
Receivable for capital shares issued	2,338	–	28,004	235	69
Receivable from Adviser	–	9,342	67,572	–	16,106
Tax reclaim receivable	83,954	22,188	50,692	157,149	–
Receivable for Article 63 EU Tax Reclaims (See Note 2(i))	2,260,064	–	–	3,929,369	–
Prepaid expenses	513	13,000	34,446	928	12,590
Total Assets	48,836,947	47,454,691	179,444,846	85,717,855	42,233,525
Liabilities:
Due to Custodian	–	–	–	14,118	–
Payable for investments purchased	–	280,558	495,735	–	–
Payable for capital shares redeemed	15,217	94,377	118,878	172,554	164,316
Payable to IRS on behalf of shareholders related to Article 63 EU Tax Reclaims (see Note 2(i))	2,297,097	–	–	3,229,131	–
Accrued foreign capital gains tax	–	–	50,363	49,458	–
Accrued expenses and other payables:
Administration fees	2,944	2,729	11,897	5,328	2,044
Audit fees	5,110	5,110	5,110	5,111	6,610
Custodian fees	47,447	14,911	74,381	73,307	5,603
Distribution fees	5,342	1,302	13,201	13,826	1,079
Fund accounting fees	1,327	1,402	6,207	2,420	1,286
Interest expense on line of credit	–	–	–	–	11,067
Investment advisory fees	62,268	32,822	120,023	87,828	34,306
Legal fees	263	290	850	467	251
Printing fees	–	–	17,122	–	–
Sub-transfer agent and administrative services fees	8,337	4,092	21,389	22,889	3,051
Transfer agent fees	2,667	1,910	7,654	3,326	1,765
Other accrued expenses	18,632	20,292	18,868	24,607	12,820
Total liabilities	2,466,651	459,795	961,678	3,704,370	244,198
Net assets	$46,370,296	$46,994,896	$178,483,168	$82,013,485	$41,989,327
Cost:
Investments	45,439,404	42,914,884	220,254,654	105,428,230	33,978,725
Short-Term Investments	161,466	314,397	1,947,367	2,185,046	1,696,494
Foreign currency	830,700	640	978,908	–	–
Represented by:
Par value	$3,542	$–	$–	$3,679	$–
Paid in capital in excess of par value	56,775,129	42,850,926	243,924,586	504,760,324	33,154,497
Distributable earnings (accumulated loss)	(10,408,375)	4,143,970	(65,441,418)	(422,750,518)	8,834,830
Net Assets	$46,370,296	$46,994,896	$178,483,168	$82,013,485	$41,989,327
Net Assets:
Class A	$26,986,064	$11,349,827	$58,261,852	$68,067,211	$397,465
Class C	–	–	348,530	–	–
Class R	–	–	1,912,641	–	–
Institutional Class	19,384,232	35,645,069	117,960,145	13,946,274	41,591,862
Total	$46,370,296	$46,994,896	$178,483,168	$82,013,485	$41,989,327 Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
2022 Annual Report	83

Statement of Assets and Liabilities  (continued)
October 31, 2022

	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund	abrdn International Small Cap Fund	abrdn International Sustainable Leaders Fund	abrdn Realty Income & Growth Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,064,634	550,410	2,450,075	3,069,782	36,667
Class C Shares	–	–	16,647	–	–
Class R Shares	–	–	86,703	–	–
Institutional Class Shares	1,477,118	1,725,026	4,891,474	609,474	3,820,160
Total Shares Outstanding per Class	3,541,752	2,275,436	7,444,899	3,679,256	3,856,827
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.07(a)	$20.62	$23.78	$22.17(a)	$10.84
Class C Shares	–	–	20.94	–	–
Class R Shares	–	–	22.06	–	–
Institutional Class Shares	13.12(a)	20.66(a)	24.12	22.88(a)	10.89
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.87	$21.88	$25.23	$23.52	$11.50
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	The NAV shown above differs from the traded NAV on October 31, 2022 due to financial statement rounding and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
84	2022 Annual Report

Statement of Assets and Liabilities  (continued)
October 31, 2022

	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund	abrdn U.S. Sustainable Leaders Smaller Companies Fund
Assets:
Investments, at value	$720,471,609	$324,733,669	$15,727,800
Short-term investments, at value	6,336,367	12,528,695	174,697
Foreign Currency, at value	–	–	4,143
Receivable for investments sold	2,815,773	–	62,918
Interest and dividends receivable	69,137	184,801	835
Receivable for capital shares issued	313,195	5,245	142
Receivable from Adviser	61,804	12,132	31,018
Prepaid expenses	34,697	40,074	23,056
Total Assets	730,102,582	337,504,616	16,024,609
Liabilities:
Payable for investments purchased	479,330	–	–
Payable for capital shares redeemed	970,627	16,583	18,779
Accrued expenses and other payables:
Administration fees	48,072	22,189	1,071
Audit fees	5,611	5,111	5,111
Custodian fees	24,173	11,724	7,351
Distribution fees	43,886	45,897	2,633
Fund accounting fees	21,798	10,082	472
Investment advisory fees	493,459	208,021	10,042
Legal fees	4,183	1,964	262
Printing fees	48,448	8,487	2,209
Sub-transfer agent and administrative services fees	86,181	16,937	1,845
Transfer agent fees	15,434	13,519	1,844
Other accrued expenses	17,448	12,949	8,985
Total liabilities	2,258,650	373,463	60,604
Net assets	$727,843,932	$337,131,153	$15,964,005
Cost:
Investments	796,292,293	343,159,520	17,843,114
Short-Term Investments	6,336,367	12,528,695	174,697
Foreign currency	–	–	4,105
Represented by:
Paid in capital in excess of par value	$778,588,919	$354,238,002	$18,502,365
Distributable earnings (accumulated loss)	(50,744,987)	(17,106,849)	(2,538,360)
Net Assets	$727,843,932	$337,131,153	$15,964,005
Net Assets:
Class A	$108,078,414	$222,190,103	$8,219,800
Class C	25,067,980	228,712	–
Class R	3,286,316	–	2,285,720
Institutional Service Class	31,893,278	106,067,886	276,324
Institutional Class	559,517,944	8,644,452	5,182,161
Total	$727,843,932	$337,131,153	$15,964,005
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,580,201	23,680,169	1,306,490
Class C Shares (a)	1,109,884	33,858	–
Class R Shares	126,808	–	424,938
Institutional Service Class Shares	955,430	10,041,622	41,634
Institutional Class Shares	16,703,559	811,627	743,101
Total Shares Outstanding per Class	22,475,882	34,567,276	2,516,163 Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
2022 Annual Report	85

Statement of Assets and Liabilities  (concluded)
October 31, 2022

	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund	abrdn U.S. Sustainable Leaders Smaller Companies Fund
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$30.19	$9.38	$6.29
Class C Shares (a)	22.59	6.76	–
Class R Shares	25.92	–	5.38
Institutional Service Class Shares	33.38	10.56	6.64
Institutional Class Shares	33.50	10.65	6.97
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$32.03	$9.95	$6.67
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
86	2022 Annual Report

Statements of Operations
For the Year Ended October 31, 2022

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund	abrdn Emerging Markets Sustainable Leaders Fund
Investment Income:
Dividend income	$807,316	$8,728,829	$586,288	$77,895,503	$3,111,587
Interest income	11,022	22,076	4,651	385,834	43,172
Securities lending income, net	—	—	—	96,683	1,750
Foreign tax withholding	(67,026)	(1,746,464)(a)	(63,408)	(8,484,534)	(397,849)
Total Income	751,312	7,004,441	527,531	69,893,486	2,758,660
Expenses
Investment advisory fees	514,523	1,155,648	236,354	31,331,992	1,214,612
Trustee fees	5,202	10,875	2,442	304,444	13,761
Administration fees	48,426	92,452	21,009	2,785,066	121,461
Legal fees	7,430	59,701	3,248	435,025	19,090
Audit fees	36,720	36,411	36,720	39,001	36,720
Printing fees	2,014	7,869	18,488	—	13,515
Custodian fees	114,523	5,022	15,504	3,177,698	237,629
Transfer agent fees	28,867	40,312	45,040	454,999	111,591
Distribution fees Class A	36,110	11,614	58,507	213,480	41,011
Distribution fees Class C	26,457	—	1,617	72,363	5,823
Distribution fees Class R	17,397	—	3,697	562,708	18,599
Sub-transfer agent and administrative service fees Institutional Class	23,667	73,092	875	2,517,328	33,400
Sub-transfer agent and administrative service fees Class A	12,961	3,798	21,234	211,678	21,798
Sub-transfer agent and administrative service fees Class C	1,703	—	355	5,605	616
Sub-transfer agent and administrative service fees Class R	4,110	—	1,777	169,987	5,932
Sub-transfer agent and administrative service fees Institutional Service Class	743	—	270	753,761	44,716
Fund accounting fees	2,421	4,623	1,051	139,253	6,073
Registration and filing fees	77,510	33,388	65,433	224,891	68,877
Other	36,341	25,863	35,136	489,724	55,523
Total expenses before reimbursed/waived expenses	997,125	1,560,668	568,757	43,889,003	2,070,747
Interest expense (Note 9)	365	—	9	33,285	1,496
Total operating expenses before reimbursed/waived expenses	997,490	1,560,668	568,766	43,922,288	2,072,243
Expenses reimbursed	(299,918)	(104,327)	(183,875)	(3,610,371)	(262,777)
Net expenses	697,572	1,456,341	384,891	40,311,917	1,809,466
Net Investment Income	53,740	5,548,100	142,640	29,581,569	949,194
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(10,354,842)	(1,360,660)	6,067,486	(72,827,999)	(10,693,231)
Realized gain/(loss) on forward foreign currency exchange contracts	—	562,959	—	—	—
Realized gain/(loss) on foreign currency transactions	(36,645)	(93,527)	(38,696)	(2,744,511)	(75,539)
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(10,391,487)	(891,228)	6,028,790	(75,572,510)	(10,768,770)
Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0, $(41,714), $14,895,753 and $216,856 change in deferred capital gains tax, respectively)	(17,964,810)	(24,639,921)	(13,293,803)	(1,564,996,917)	(60,588,491)
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	—	(35,464)	—	—	— Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
2022 Annual Report	87

Statements of Operations  (continued)
For the Year Ended October 31, 2022

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn Emerging Markets ex-China Fund	abrdn Emerging Markets Fund	abrdn Emerging Markets Sustainable Leaders Fund
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	$(1,077)	$84,752	$(2,098)	$(55,064)	$(32,041)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(17,965,887)	(24,590,633)	(13,295,901)	(1,565,051,981)	(60,620,532)
Net realized/unrealized gain/(loss) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(28,357,374)	(25,481,861)	(7,267,111)	(1,640,624,491)	(71,389,302)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,303,634)	$(19,933,761)	$(7,124,471)	$(1,611,042,922)	$(70,440,108)

(a)	Foreign tax withholding includes $987,002 related to withholding tax refunds that the Fund has previously received and recorded which the Fund may be required to return. See Note 2i of the Notes to Financial Statements.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
88	2022 Annual Report

Statements of Operations  (continued)
For the Year Ended October 31, 2022

	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund	abrdn International Small Cap Fund	abrdn International Sustainable Leaders Fund	abrdn Realty Income & Growth Fund
Investment Income:
Dividend income	$933,421	$1,812,370	$6,554,660	$1,618,956	$1,285,071
Interest income	7,590	9,300	33,209	17,887	9,061
Foreign tax withholding	1,147,745(a)	(172,834)	(440,958)	929,704(b)	—
Total Income	2,088,756	1,648,836	6,146,911	2,566,547	1,294,132
Expenses
Investment advisory fees	425,395	461,041	2,036,968	795,934	512,380
Trustee fees	16,123	5,095	23,549	30,462	4,780
Administration fees	39,695	43,392	206,610	73,790	40,990
Legal fees	2,507	6,678	31,148	3,109	6,338
Audit fees	37,491	40,341	39,000	37,491	38,991
Printing fees	34,528	6,898	20,500	59,722	5,644
Custodian fees	62,176	26,727	151,123	99,772	5,234
Transfer agent fees	36,181	25,459	93,122	49,065	23,715
Distribution fees Class A	81,136	32,258	204,511	218,730	1,833
Distribution fees Class C	—	—	4,419	—	—
Distribution fees Class R	—	—	10,403	—	—
Sub-transfer agent and administrative service fees Institutional Class	24,158	33,101	192,105	11,703	34,940
Sub-transfer agent and administrative service fees Class A	42,258	9,892	86,585	124,917	571
Sub-transfer agent and administrative service fees Class C	—	—	709	—	—
Sub-transfer agent and administrative service fees Class R	—	—	3,125	—	—
Fund accounting fees	1,981	2,170	10,330	3,683	2,049
Registration and filing fees	30,492	31,614	78,610	30,290	30,573
Other	67,596	26,071	63,002	82,408	20,878
Total expenses before reimbursed/waived expenses	901,717	750,737	3,255,819	1,621,076	728,916
Interest expense (Note 9)	30	51	3,467	33	942
Total operating expenses before reimbursed/waived expenses	901,747	750,788	3,259,286	1,621,109	729,858
Expenses reimbursed	(300,067)	(181,503)	(386,527)	(426,614)	(214,703)
Expenses waived by investment adviser	(333)	—	—	(651)	—
Net expenses	601,347	569,285	2,872,759	1,193,844	515,155
Net Investment Income	1,487,409	1,079,551	3,274,152	1,372,703	778,977
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	4,491,280	1,625,115	(24,387,829)	(8,455,732)	2,985,249
Realized gain/(loss) on forward foreign currency exchange contracts	—	16,588	—	—	—
Realized gain/(loss) on foreign currency transactions	(60,894)	(7,855)	(94,477)	(102,404)	—
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	4,430,386	1,633,848	(24,482,306)	(8,558,136)	2,985,249
Net change in unrealized appreciation/(depreciation) on investment transactions (including $21,579, $0, $74,582, $244,270 and $0 change in deferred capital gains tax, respectively)	(26,759,317)	(8,689,427)	(117,975,388)	(43,471,403)	(14,020,801)
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	—	1,279	—	—	— Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
2022 Annual Report	89

Statements of Operations  (continued)
For the Year Ended October 31, 2022

	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund	abrdn International Small Cap Fund	abrdn International Sustainable Leaders Fund	abrdn Realty Income & Growth Fund
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	$(36,126)	$(1,519)	$(45,057)	$(25,377)	$—
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(26,795,443)	(8,689,667)	(118,020,445)	(43,496,780)	(14,020,801)
Net realized/unrealized gain/(loss) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(22,365,057)	(7,055,819)	(142,502,751)	(52,054,916)	(11,035,552)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(20,877,648)	$(5,976,268)	$(139,228,599)	$(50,682,213)	$(10,256,575)

(a)	Foreign tax withholding includes $4,331,067 of refunds and interest received or recognized during the period, net of $3,112,773 related to the amounts due to IRS on behalf of shareholders related to Article 63 EU Tax Reclaims. See Note 2i of the Notes to Financial Statements.
(b)	Foreign tax withholding includes $6,254,755 of refunds and interest received or recognized during the period, net of $5,146,588 related to the amounts due to IRS on behalf of shareholders related to Article 63 EU Tax Reclaims. See Note 2i of the Notes to Financial Statements.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
90	2022 Annual Report

Statements of Operations  (concluded)
For the Year Ended October 31, 2022

	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund	abrdn U.S. Sustainable Leaders Smaller Companies Fund
Investment Income:
Dividend income	$5,673,080	$3,198,952	$120,886
Interest income	106,005	87,206	4,152
Foreign tax withholding	(181,293)	(116,829)	(5,338)
Total Income	5,597,792	3,169,329	119,700
Expenses
Investment advisory fees	7,495,875	3,101,261	139,684
Trustee fees	81,776	37,305	1,735
Administration fees	734,587	330,975	14,900
Legal fees	112,338	50,803	45,891
Audit fees	37,221	35,581	40,131
Printing fees	—	22,156	9,475
Custodian fees	36,162	20,046	8,790
Transfer agent fees	180,182	183,339	24,191
Distribution fees Class A	329,357	684,458	23,949
Distribution fees Class C	326,054	2,725	4,489
Distribution fees Class R	21,294	—	13,138
Sub-transfer agent and administrative service fees Institutional Class	679,339	6,832	7,745
Sub-transfer agent and administrative service fees Class A	162,749	112,262	8,151
Sub-transfer agent and administrative service fees Class C	30,101	356	353
Sub-transfer agent and administrative service fees Class R	7,378	—	4,159
Sub-transfer agent and administrative service fees Institutional Service Class	46,271	83,732	525
Fund accounting fees	36,729	16,549	745
Registration and filing fees	99,609	58,612	64,876
Other	112,027	69,237	22,141
Total expenses before reimbursed/waived expenses	10,529,049	4,816,229	435,068
Interest expense (Note 9)	3,196	408	—
Total operating expenses before reimbursed/waived expenses	10,532,245	4,816,637	435,068
Expenses reimbursed	(573,835)	(209,581)	(213,043)
Net expenses	9,958,410	4,607,056	222,025
Net Investment Income	(4,360,618)	(1,437,727)	(102,325)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	37,443,580	2,804,615	(320,316)
Realized gain/(loss) on foreign currency transactions	53,083	13,132	1,766
Net realized gain/(loss) from investments and foreign currency transactions	37,496,663	2,817,747	(318,550)
Net change in unrealized appreciation/(depreciation) on investment transactions	(303,779,602)	(135,458,814)	(5,446,171)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	38
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(303,779,602)	(135,458,814)	(5,446,133)
Net realized/unrealized gain/(loss) from investments and translation of assets and liabilities denominated in foreign currencies	(266,282,939)	(132,641,067)	(5,764,683)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(270,643,557)	$(134,078,794)	$(5,867,008)

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2022 Annual Report	91

Statements of Changes in Net Assets

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn Emerging Markets ex-China Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
From Investment Activities:
Operations:
Net investment income	$53,740	$54,912	$5,548,100	$6,597,742	$142,640	$(103,384)
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(10,391,487)	2,204,301	(891,228)	5,325,250	6,028,790	4,488,279
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(17,965,887)	(3,858,510)	(24,590,633)	24,012,917	(13,295,901)	4,728,633
Changes in net assets resulting from operations	(28,303,634)	(1,599,297)	(19,933,761)	35,935,909	(7,124,471)	9,113,528
Distributions to Shareholders From:
Distributable earnings
Class A	(454,659)	(187,758)	(250,310)	(246,233)	(2,940,025)	—
Class C	(99,787)	(30,331)	—	—	(22,504)	—
Class R	(119,125)	(60,627)	—	—	(100,452)	—
Institutional Service Class	(23,223)	(10,077)	—	—	(35,904)	—
Institutional Class	(1,556,884)	(227,834)	(6,261,044)	(6,307,092)	(161,867)	—
Tax return of capital
Class A	—	—	(6,551)	—	—	—
Institutional Class	—	—	(156,417)	—	—	—
Change in net assets from shareholder distributions	(2,253,678)	(516,627)	(6,674,322)	(6,553,325)	(3,260,752)	—
Change in net assets from capital transactions	(26,754,952)	69,942,065	(1,087,516)	(5,465,206)	4,193,751	(3,492,261)
Change in net assets	(57,312,264)	67,826,141	(27,695,599)	23,917,378	(6,191,472)	5,621,267
Net Assets:
Beginning of year	88,073,458	20,247,317	128,152,027	104,234,649	30,837,998	25,216,731
End of year	$30,761,194	$88,073,458	$100,456,428	$128,152,027	$24,646,526	$30,837,998
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
92	2022 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn Emerging Markets ex-China Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Capital Transactions:
Class A Shares
Proceeds from shares issued	$3,046,824	$13,943,316	$522,813	$533,059	$3,170,285	$420,868
Dividends reinvested	376,768	148,240	184,142	173,000	2,746,115	—
Cost of shares redeemed	(5,176,897)	(7,236,721)	(514,849)	(731,898)	(4,455,540)	(3,223,417)
Total Class A	(1,753,305)	6,854,835	192,106	(25,839)	1,460,860	(2,802,549)
Class C Shares
Proceeds from shares issued	317,081	4,436,043	—	—	1,500	200
Dividends reinvested	99,579	29,772	—	—	22,485	—
Cost of shares redeemed	(1,236,375)	(1,132,154)	—	—	(15,904)	(76,825)
Total Class C	(819,715)	3,333,661	—	—	8,081	(76,625)
Class R Shares
Proceeds from shares issued	921,124	4,143,882	—	—	138,335	178,224
Dividends reinvested	119,125	60,456	—	—	98,734	—
Cost of shares redeemed	(1,541,018)	(3,125,168)	—	—	(237,380)	(466,581)
Total Class R	(500,769)	1,079,170	—	—	(311)	(288,357)
Institutional Service Class Shares
Proceeds from shares issued	28,398	343,114	—	—	2	30
Dividends reinvested	23,119	10,017	—	—	35,904	—
Cost of shares redeemed	(338,939)	(93,518)	—	—	(34,006)	(1,527)
Total Institutional Service Class	(287,422)	259,613	—	—	1,900	(1,497)
Institutional Class Shares
Proceeds from shares issued	22,647,772	91,638,132	6,238,774	5,950,144	3,049,569	382,098
Dividends reinvested	1,523,305	226,673	5,461,393	5,323,147	154,472	—
Cost of shares redeemed	(47,564,818)	(33,450,019)	(12,979,789)	(16,712,658)	(480,820)	(705,331)
Total Institutional Class	(23,393,741)	58,414,786	(1,279,622)	(5,439,367)	2,723,221	(323,233)
Change in net assets from capital transactions:	$(26,754,952)	$69,942,065	$(1,087,516)	$(5,465,206)	$4,193,751	$(3,492,261)
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2022 Annual Report	93

Statements of Changes in Net Assets  (continued)

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn Emerging Markets ex-China Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Share Transactions:
Class A Shares
Issued	96,678	355,589	120,270	119,625	242,682	25,756
Reinvested	10,460	3,997	43,405	37,880	167,039	–
Redeemed	(173,865)	(191,423)	(123,273)	(159,465)	(329,568)	(194,582)
Total Class A Shares	(66,727)	168,163	40,402	(1,960)	80,153	(168,826)
Class C Shares
Issued	10,299	119,782	–	–	107	13
Reinvested	2,941	847	–	–	1,499	–
Redeemed	(47,373)	(32,587)	–	–	(1,224)	(5,132)
Total Class C Shares	(34,133)	88,042	–	–	382	(5,119)
Class R Shares
Issued	31,381	111,825	–	–	10,404	11,483
Reinvested	3,406	1,672	–	–	6,395	–
Redeemed	(51,990)	(86,546)	–	–	(18,578)	(30,516)
Total Class R Shares	(17,203)	26,951	–	–	(1,779)	(19,033)
Institutional Service Class Shares
Issued	801	8,659	–	–	1	1
Reinvested	637	268	–	–	2,141	–
Redeemed	(11,455)	(2,452)	–	–	(2,028)	(94)
Total Institutional Service Class Shares	(10,017)	6,475	–	–	114	(93)
Institutional Class Shares
Issued	692,817	2,343,579	1,464,716	1,290,323	237,754	23,033
Reinvested	41,746	6,051	1,284,612	1,164,900	9,334	–
Redeemed	(1,579,023)	(916,518)	(3,022,528)	(3,696,031)	(34,618)	(42,843)
Total Institutional Class Shares	(844,460)	1,433,112	(273,200)	(1,240,808)	212,470	(19,810)
Total change in shares:	(972,540)	1,722,743	(232,798)	(1,242,768)	291,340	(212,881)
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
94	2022 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Fund		abrdn Emerging Markets Sustainable Leaders Fund		abrdn Global Equity Impact Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
From Investment Activities:
Operations:
Net investment income	$29,581,569	$33,838,906	$949,194	$844,212	$1,487,409	$68,336
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(75,572,510)	544,170,322	(10,768,770)	72,178,595	4,430,386	6,480,101
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(1,565,051,981)	252,663,788	(60,620,532)	(33,797,673)	(26,795,443)	17,354,940
Changes in net assets resulting from operations	(1,611,042,922)	830,673,016	(70,440,108)	39,225,134	(20,877,648)	23,903,377
Distributions to Shareholders From:
Distributable earnings
Class A	(10,450,111)	(840,787)	(4,773,694)	(3,298)	(10,881)	(139,504)
Class C	(982,396)	(95,512)	(230,068)	—	—	—
Class R	(13,100,936)	(929,422)	(1,308,584)	—	—	—
Institutional Service Class	(43,720,503)	(3,669,233)	(18,601,335)	(243,818)	—	—
Institutional Class	(397,648,559)	(36,648,250)	(15,010,365)	(207,630)	(22,288)	(214,903)
Change in net assets from shareholder distributions	(465,902,505)	(42,183,204)	(39,924,046)	(454,746)	(33,169)	(354,407)
Change in net assets from capital transactions	(582,993,591)	123,609,123	7,296,976	(39,743,964)	(8,089,439)	(8,197,775)
Change in net assets	(2,659,939,018)	912,098,935	(103,067,178)	(973,576)	(29,000,256)	15,351,195
Net Assets:
Beginning of year	4,921,452,919	4,009,353,984	216,399,633	217,373,209	75,370,552	60,019,357
End of year	$2,261,513,901	$4,921,452,919	$113,332,455	$216,399,633	$46,370,296	$75,370,552
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2022 Annual Report	95

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Fund		abrdn Emerging Markets Sustainable Leaders Fund		abrdn Global Equity Impact Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Capital Transactions:
Class A Shares
Proceeds from shares issued	$23,429,077	$44,072,988	$1,513,131	$3,287,050	$1,325,451	$3,242,022
Dividends reinvested	7,804,763	582,889	4,278,213	2,916	10,348	136,271
Cost of shares redeemed	(33,776,964)	(57,713,958)	(5,940,123)	(5,020,426)	(5,339,224)	(5,364,495)
Total Class A	(2,543,124)	(13,058,081)	(148,779)	(1,730,460)	(4,003,425)	(1,986,202)
Class C Shares
Proceeds from shares issued	603,272	1,441,890	—	79,312	—	—
Dividends reinvested	783,716	77,269	230,068	—	—	—
Cost of shares redeemed	(3,495,596)	(4,997,733)	(671,768)	(1,871,902)	—	—
Total Class C	(2,108,608)	(3,478,574)	(441,700)	(1,792,590)	—	—
Class R Shares
Proceeds from shares issued	16,410,398	11,577,172	537,416	3,183,934	—	—
Dividends reinvested	13,078,200	926,091	1,306,259	—	—	—
Cost of shares redeemed	(4,699,741)	(15,143,748)	(2,480,297)	(854,393)	—	—
Total Class R	24,788,857	(2,640,485)	(636,622)	2,329,541	—	—
Institutional Service Class Shares
Proceeds from shares issued	1,105,274,192	70,197,666	967,067	4,136,896	—	—
Dividends reinvested	43,708,321	3,668,031	17,726,195	230,323	—	—
Cost of shares redeemed	(863,152,616)	(32,891,462)	(8,913,971)	(9,685,115)	—	—
Total Institutional Service Class	285,829,897	40,974,235	9,779,291	(5,317,896)	—	—
Institutional Class Shares
Proceeds from shares issued	556,206,945	1,310,442,243	8,684,644	56,283,383	389,719	604,566
Dividends reinvested	292,773,343	27,712,844	14,948,995	206,400	19,988	195,614
Cost of shares redeemed	(1,737,940,901)	(1,236,343,059)	(24,888,853)	(89,722,342)	(4,495,721)	(7,011,753)
Total Institutional Class	(888,960,613)	101,812,028	(1,255,214)	(33,232,559)	(4,086,014)	(6,211,573)
Change in net assets from capital transactions:	$(582,993,591)	$123,609,123	$7,296,976	$(39,743,964)	$(8,089,439)	$(8,197,775)
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
96	2022 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Fund		abrdn Emerging Markets Sustainable Leaders Fund		abrdn Global Equity Impact Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Share Transactions:
Class A Shares
Issued	1,594,035	2,135,263	114,027	171,270	85,715	206,363
Reinvested	460,186	29,999	314,575	161	593	8,912
Redeemed	(2,221,142)	(2,802,093)	(470,024)	(262,985)	(355,896)	(329,366)
Total Class A Shares	(166,921)	(636,831)	(41,422)	(91,554)	(269,588)	(114,091)
Class C Shares
Issued	43,499	69,251	–	4,498	–	–
Reinvested	46,845	4,008	18,509	–	–	–
Redeemed	(250,625)	(244,367)	(59,979)	(103,046)	–	–
Total Class C Shares	(160,281)	(171,108)	(41,470)	(98,548)	–	–
Class R Shares
Issued	1,141,921	570,983	45,438	173,550	–	–
Reinvested	782,189	48,234	102,693	–	–	–
Redeemed	(330,159)	(746,651)	(216,494)	(47,386)	–	–
Total Class R Shares	1,593,951	(127,434)	(68,363)	126,164	–	–
Institutional Service Class Shares
Issued	83,268,183	3,428,774	79,729	207,050	–	–
Reinvested	2,572,591	188,297	1,267,062	12,443	–	–
Redeemed	(65,700,482)	(1,616,390)	(686,027)	(498,200)	–	–
Total Institutional Service Class Shares	20,140,292	2,000,681	660,764	(278,707)	–	–
Institutional Class Shares
Issued	36,388,629	62,992,325	679,385	2,828,408	26,137	36,993
Reinvested	17,171,457	1,418,989	1,062,473	11,097	1,142	12,794
Redeemed	(118,342,884)	(60,646,610)	(1,603,456)	(4,765,341)	(298,060)	(414,603)
Total Institutional Class Shares	(64,782,798)	3,764,704	138,402	(1,925,836)	(270,781)	(364,816)
Total change in shares:	(43,375,757)	4,830,012	647,911	(2,268,481)	(540,369)	(478,907)
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
2022 Annual Report	97

Statements of Changes in Net Assets  (continued)

	abrdn Global Infrastructure Fund		abrdn International Small Cap Fund		abrdn International Sustainable Leaders Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
From Investment Activities:
Operations:
Net investment income	$1,079,551	$1,149,222	$3,274,152	$(737,373)	$1,372,703	$(448,882)
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	1,633,848	2,315,989	(24,482,306)	24,053,691	(8,558,136)	33,560,115
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(8,689,667)	9,547,124	(118,020,445)	45,444,052	(43,496,780)	6,867,462
Changes in net assets resulting from operations	(5,976,268)	13,012,335	(139,228,599)	68,760,370	(50,682,213)	39,978,695
Distributions to Shareholders From:
Distributable earnings
Class A	(550,004)	(357,482)	(7,629,460)	—	—	(712,615)
Class C	—	—	(43,299)	—	—	—
Class R	—	—	(178,327)	—	—	—
Institutional Class	(1,854,305)	(1,335,765)	(14,015,543)	—	—	(218,647)
Change in net assets from shareholder distributions	(2,404,309)	(1,693,247)	(21,866,629)	—	—	(931,262)
Change in net assets from capital transactions	(2,928,005)	5,138,930	32,831,251	98,893,077	(12,636,785)	(14,542,170)
Change in net assets	(11,308,582)	16,458,018	(128,263,977)	167,653,447	(63,318,998)	24,505,263
Net Assets:
Beginning of year	58,303,478	41,845,460	306,747,145	139,093,698	145,332,483	120,827,220
End of year	$46,994,896	$58,303,478	$178,483,168	$306,747,145	$82,013,485	$145,332,483
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
98	2022 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Global Infrastructure Fund		abrdn International Small Cap Fund		abrdn International Sustainable Leaders Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,542,589	$3,399,084	$9,431,681	$35,856,728	$712,259	$1,159,778
Dividends reinvested	459,304	291,973	7,350,418	—	—	697,660
Cost of shares redeemed	(1,873,045)	(2,176,253)	(19,537,173)	(49,254,721)	(10,551,412)	(15,087,013)
Total Class A	128,848	1,514,804	(2,755,074)	(13,397,993)	(9,839,153)	(13,229,575)
Class C Shares
Proceeds from shares issued	—	—	43,286	161,335	—	—
Dividends reinvested	—	—	43,299	—	—	—
Cost of shares redeemed	—	—	(19,256)	(356,629)	—	—
Total Class C	—	—	67,329	(195,294)	—	—
Class R Shares
Proceeds from shares issued	—	—	938,145	726,609	—	—
Dividends reinvested	—	—	178,046	—	—	—
Cost of shares redeemed	—	—	(478,149)	(548,023)	—	—
Total Class R	—	—	638,042	178,586	—	—
Institutional Class Shares
Proceeds from shares issued	1,658,833	9,837,291	127,740,123	132,013,360	475,331	1,133,183
Dividends reinvested	1,823,311	1,312,012	13,937,907	—	—	207,612
Cost of shares redeemed	(6,538,997)	(7,525,177)	(106,797,076)	(19,705,582)	(3,272,963)	(2,653,390)
Total Institutional Class	(3,056,853)	3,624,126	34,880,954	112,307,778	(2,797,632)	(1,312,595)
Change in net assets from capital transactions:	$(2,928,005)	$5,138,930	$32,831,251	$98,893,077	$(12,636,785)	$(14,542,170)
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2022 Annual Report	99

Statements of Changes in Net Assets  (continued)

	abrdn Global Infrastructure Fund		abrdn International Small Cap Fund		abrdn International Sustainable Leaders Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Share Transactions:
Class A Shares
Issued	64,757	143,830	263,970	973,407	26,547	35,557
Reinvested	20,134	12,790	192,470	–	–	23,040
Redeemed	(81,561)	(93,312)	(636,737)	(1,343,639)	(394,467)	(469,556)
Total Class A Shares	3,330	63,308	(180,297)	(370,232)	(367,920)	(410,959)
Class C Shares
Issued	–	–	1,398	4,708	–	–
Reinvested	–	–	1,281	–	–	–
Redeemed	–	–	(705)	(10,448)	–	–
Total Class C Shares	–	–	1,974	(5,740)	–	–
Class R Shares
Issued	–	–	34,522	20,419	–	–
Reinvested	–	–	5,013	–	–	–
Redeemed	–	–	(16,245)	(15,252)	–	–
Total Class R Shares	–	–	23,290	5,167	–	–
Institutional Class Shares
Issued	70,795	417,957	3,828,420	3,426,460	17,036	33,788
Reinvested	79,817	57,376	360,992	–	–	6,676
Redeemed	(286,787)	(327,354)	(3,729,923)	(520,211)	(109,891)	(81,282)
Total Institutional Class Shares	(136,175)	147,979	459,489	2,906,249	(92,855)	(40,818)
Total change in shares:	(132,845)	211,287	304,456	2,535,444	(460,775)	(451,777)
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
100	2022 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Realty Income & Growth Fund		abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
From Investment Activities:
Operations:
Net investment income	$778,977	$535,640	$(4,360,618)	$(3,170,915)	$(1,437,727)	$(1,201,535)
Net realized gain/(loss) from investments and foreign currency transactions	2,985,249	7,737,328	37,496,663	254,359,887	2,817,747	131,925,314
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(14,020,801)	10,847,684	(303,779,602)	172,320,085	(135,458,814)	27,391,542
Changes in net assets resulting from operations	(10,256,575)	19,120,652	(270,643,557)	423,509,057	(134,078,794)	158,115,321
Distributions to Shareholders From:
Distributable earnings
Class A	(146,200)	(132,211)	(33,412,568)	(8,820,880)	(86,439,173)	(32,838,262)
Class C	—	—	(10,627,887)	(3,106,149)	(101,349)	(162,943)
Class R	—	—	(1,193,211)	(263,620)	—	—
Institutional Service Class	—	—	(7,641,334)	(2,057,615)	(36,416,872)	(13,939,695)
Institutional Class	(8,236,405)	(6,158,978)	(170,135,539)	(35,151,160)	(3,524,570)	(1,285,641)
Change in net assets from shareholder distributions	(8,382,605)	(6,291,189)	(223,010,539)	(49,399,424)	(126,481,964)	(48,226,541)
Change in net assets from capital transactions	2,945,089	(3,351,392)	25,650,936	88,369,619	78,191,306	10,897,865
Change in net assets	(15,694,091)	9,478,071	(468,003,160)	462,479,252	(182,369,452)	120,786,645
Net Assets:
Beginning of year	57,683,418	48,205,347	1,195,847,092	733,367,840	519,500,605	398,713,960
End of year	$41,989,327	$57,683,418	$727,843,932	$1,195,847,092	$337,131,153	$519,500,605
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2022 Annual Report	101

Statements of Changes in Net Assets  (continued)

	abrdn Realty Income & Growth Fund		abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Capital Transactions:
Class A Shares
Proceeds from shares issued	$185,980	$242,415	$20,277,259	$23,006,316	$2,565,716	$3,192,815
Dividends reinvested	128,002	118,055	26,361,790	7,112,684	79,023,829	29,872,297
Cost of shares redeemed	(738,916)	(1,560,020)	(39,579,226)	(40,856,034)	(29,656,026)	(24,314,645)
Total Class A	(424,934)	(1,199,550)	7,059,823	(10,737,034)	51,933,519	8,750,467
Class C Shares
Proceeds from shares issued	—	—	2,628,175	3,386,802	75,853	19,828
Dividends reinvested	—	—	9,893,910	2,630,798	101,349	157,978
Cost of shares redeemed	—	—	(11,067,124)	(13,933,885)	(82,812)	(1,113,057)
Total Class C	—	—	1,454,961	(7,916,285)	94,390	(935,251)
Class R Shares
Proceeds from shares issued	—	—	401,183	1,023,812	—	—
Dividends reinvested	—	—	1,152,789	246,182	—	—
Cost of shares redeemed	—	—	(1,200,513)	(1,069,593)	—	—
Total Class R	—	—	353,459	200,401	—	—
Institutional Service Class Shares
Proceeds from shares issued	—	—	7,079,316	6,191,761	2,039,723	1,380,446
Dividends reinvested	—	—	7,333,017	1,986,418	35,857,287	13,645,836
Cost of shares redeemed	—	—	(6,806,129)	(12,716,020)	(12,622,962)	(12,669,731)
Total Institutional Service Class	—	—	7,606,204	(4,537,841)	25,274,048	2,356,551
Institutional Class Shares
Proceeds from shares issued	1,135,617	1,558,600	212,922,069	291,313,162	2,378,356	2,316,376
Dividends reinvested	8,034,241	5,990,413	142,349,678	29,290,180	3,445,850	1,257,892
Cost of shares redeemed	(5,799,835)	(9,700,855)	(346,095,258)	(209,242,964)	(4,934,857)	(2,848,170)
Total Institutional Class	3,370,023	(2,151,842)	9,176,489	111,360,378	889,349	726,098
Change in net assets from capital transactions:	$2,945,089	$(3,351,392)	$25,650,936	$88,369,619	$78,191,306	$10,897,865
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
102	2022 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Realty Income & Growth Fund		abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Share Transactions:
Class A Shares
Issued	13,704	17,991	567,743	538,007	208,059	213,509
Reinvested	9,053	9,766	674,560	185,082	6,125,878	2,159,963
Redeemed	(55,619)	(117,101)	(1,151,284)	(950,207)	(2,606,941)	(1,629,190)
Total Class A Shares	(32,862)	(89,344)	91,019	(227,118)	3,726,996	744,282
Class C Shares
Issued	–	–	99,538	100,138	9,258	1,518
Reinvested	–	–	336,528	84,809	10,839	14,271
Redeemed	–	–	(439,311)	(404,364)	(10,119)	(92,517)
Total Class C Shares	–	–	(3,245)	(219,417)	9,978	(76,728)
Class R Shares
Issued	–	–	13,153	26,643	–	–
Reinvested	–	–	34,268	7,188	–	–
Redeemed	–	–	(43,323)	(29,099)	–	–
Total Class R Shares	–	–	4,098	4,732	–	–
Institutional Service Class Shares
Issued	–	–	193,426	131,919	163,154	87,358
Reinvested	–	–	170,021	47,854	2,472,916	905,497
Redeemed	–	–	(182,787)	(279,784)	(978,676)	(775,538)
Total Institutional Service Class Shares	–	–	180,660	(100,011)	1,657,394	217,317
Institutional Class Shares
Issued	82,122	112,658	5,454,490	6,279,695	181,226	139,481
Reinvested	573,732	492,542	3,292,845	704,938	235,856	83,029
Redeemed	(431,610)	(726,895)	(9,375,510)	(4,532,758)	(391,382)	(170,668)
Total Institutional Class Shares	224,244	(121,695)	(628,175)	2,451,875	25,700	51,842
Total change in shares:	191,382	(211,039)	(355,643)	1,910,061	5,420,068	936,713
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
2022 Annual Report	103

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Sustainable Leaders Smaller Companies Fund(a)
	Year Ended October 31, 2022	Year Ended October 31, 2021
From Investment Activities:
Operations:
Net investment income	$(102,325)	$(70,825)
Net realized gain/(loss) from investments and foreign currency transactions	(318,550)	6,101,911
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(5,446,133)	813,341
Changes in net assets resulting from operations	(5,867,008)	6,844,427
Distributions to Shareholders From:
Distributable earnings
Class A	(2,703,472)	(901,851)
Class C	(181,578)	(230,092)
Class R	(775,300)	(271,918)
Institutional Service Class	(115,420)	(32,120)
Institutional Class	(1,464,436)	(382,181)
Change in net assets from shareholder distributions	(5,240,206)	(1,818,162)
Change in net assets from capital transactions	7,645,361	509,577
Change in net assets	(3,461,853)	5,535,842
Net Assets:
Beginning of year	19,425,858	13,890,016
End of year	$15,964,005	$19,425,858

(a)	Effective August 18, 2022, the Class C had zero assets. On August 18, 2022, the abrdn U.S. Sustainable Leaders Smaller Companies Fund ceased offering Class C Shares.
See Notes to Financial Statements.
104	2022 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Sustainable Leaders Smaller Companies Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
Capital Transactions:
Class A Shares
Proceeds from shares issued	$5,226,490	$810,347
Dividends reinvested	2,304,020	763,859
Cost of shares redeemed	(3,598,106)	(1,960,220)
Total Class A	3,932,404	(386,014)
Class C Shares
Proceeds from shares issued	627,907	92,440
Dividends reinvested	168,111	227,027
Cost of shares redeemed	(1,058,100)	(210,112)
Total Class C	(262,082)	109,355
Class R Shares
Proceeds from shares issued	694,194	563,910
Dividends reinvested	775,300	271,918
Cost of shares redeemed	(655,043)	(465,547)
Total Class R	814,451	370,281
Institutional Service Class Shares
Proceeds from shares issued	805,282	85,854
Dividends reinvested	115,420	32,120
Cost of shares redeemed	(532,248)	(367,340)
Total Institutional Service Class	388,454	(249,366)
Institutional Class Shares
Proceeds from shares issued	3,712,861	1,040,176
Dividends reinvested	1,429,154	369,548
Cost of shares redeemed	(2,369,881)	(744,403)
Total Institutional Class	2,772,134	665,321
Change in net assets from capital transactions:	$7,645,361	$509,577
See Notes to Financial Statements.
2022 Annual Report	105

Statements of Changes in Net Assets  (concluded)

	abrdn U.S. Sustainable Leaders Smaller Companies Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021
Share Transactions:
Class A Shares
Issued	642,781	81,901
Reinvested	272,343	88,205
Redeemed	(513,295)	(208,896)
Total Class A Shares	401,829	(38,790)
Class C Shares
Issued	519,347	66,551
Reinvested	142,467	190,779
Redeemed	(1,080,502)	(126,431)
Total Class C Shares	(418,688)	130,899
Class R Shares
Issued	101,153	66,118
Reinvested	106,938	36,401
Redeemed	(104,938)	(56,150)
Total Class R Shares	103,153	46,369
Institutional Service Class Shares
Issued	89,076	8,071
Reinvested	12,954	3,526
Redeemed	(74,014)	(38,207)
Total Institutional Service Class Shares	28,016	(26,610)
Institutional Class Shares
Issued	434,370	93,140
Reinvested	152,851	38,859
Redeemed	(297,169)	(72,045)
Total Institutional Class Shares	290,052	59,954
Total change in shares:	404,362	171,822

See Notes to Financial Statements.
106	2022 Annual Report

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Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn China A Share Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$37.76	$0.01	$(14.09)	$ (14.08)	$ –	$ (0.94)	$ (0.94)	$ 22.74
Year Ended October 31, 2021	33.90	(0.11)	4.50	4.39	–	(0.53)	(0.53)	37.76
Year Ended October 31, 2020	25.61	0.08	9.29	9.37	–(g)	(1.08)	(1.08)	33.90
Year Ended October 31, 2019	19.86	0.07	5.72	5.79	(0.04)	–	(0.04)	25.61
Year Ended October 31, 2018	22.48	0.06	(2.45)	(2.39)	(0.23)	–	(0.23)	19.86
Class C Shares
Year Ended October 31, 2022	35.58	(0.22)	(13.17)	(13.39)	–	(0.94)	(0.94)	21.25
Year Ended October 31, 2021	32.18	(0.31)	4.24	3.93	–	(0.53)	(0.53)	35.58
Year Ended October 31, 2020	24.52	(0.09)	8.83	8.74	–	(1.08)	(1.08)	32.18
Year Ended October 31, 2019	19.12	(0.21)	5.61	5.40	–	–	–	24.52
Year Ended October 31, 2018	21.59	(0.09)	(2.35)	(2.44)	(0.03)	–	(0.03)	19.12
Class R Shares
Year Ended October 31, 2022	36.71	(0.06)	(13.68)	(13.74)	–	(0.94)	(0.94)	22.03
Year Ended October 31, 2021	33.07	(0.23)	4.40	4.17	–	(0.53)	(0.53)	36.71
Year Ended October 31, 2020	25.08	(0.06)	9.13	9.07	–	(1.08)	(1.08)	33.07
Year Ended October 31, 2019	19.48	0.02	5.58	5.60	–	–	–	25.08
Year Ended October 31, 2018	22.07	0.04	(2.46)	(2.42)	(0.17)	–	(0.17)	19.48
Institutional Service Class Shares
Year Ended October 31, 2022	38.05	0.05	(14.18)	(14.13)	(0.02)	(0.94)	(0.96)	22.96
Year Ended October 31, 2021	34.11	(0.04)	4.53	4.49	(0.02)	(0.53)	(0.55)	38.05
Year Ended October 31, 2020	25.75	0.15	9.34	9.49	(0.05)	(1.08)	(1.13)	34.11
Year Ended October 31, 2019	19.98	0.11	5.76	5.87	(0.10)	–	(0.10)	25.75
Year Ended October 31, 2018	22.62	0.11	(2.46)	(2.35)	(0.29)	–	(0.29)	19.98
Institutional Class Shares
Year Ended October 31, 2022	38.24	0.06	(14.23)	(14.17)	(0.03)	(0.94)	(0.97)	23.10
Year Ended October 31, 2021	34.26	0.12	4.43	4.55	(0.04)	(0.53)	(0.57)	38.24
Year Ended October 31, 2020	25.85	0.05	9.51	9.56	(0.07)	(1.08)	(1.15)	34.26
Year Ended October 31, 2019	20.03	0.26	5.64	5.90	(0.08)	–	(0.08)	25.85
Year Ended October 31, 2018	22.65	0.05	(2.38)	(2.33)	(0.29)	–	(0.29)	20.03

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
108	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn China A Share Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(38.20%)	$ 9,609	1.33%(e)	1.78%(e)	0.04%	23.60%
12.98%(f)	18,476	1.32%(e)	1.58%(e)	(0.28%)	45.21%
38.06%(f)	10,888	1.32%(e)	2.55%(e)	0.28%	56.48%
29.21%	8,685	1.60%(e)	3.19%(e)	0.30%	115.09%
(10.76%)	5,978	1.95%(e)	3.01%(e)	0.27%	26.13%

(38.62%)	1,533	1.99%(e)	2.51%(e)	(0.76%)	23.60%
12.23%	3,782	1.99%(e)	2.33%(e)	(0.86%)	45.21%
37.13%	587	1.99%(e)	3.37%(e)	(0.37%)	56.48%
28.24%	839	2.38%(e)	3.99%(e)	(0.96%)	115.09%
(11.32%)	1,568	2.62%(e)	3.81%(e)	(0.42%)	26.13%

(38.37%)	2,356	1.61%(e)	2.06%(e)	(0.22%)	23.60%
12.63%(f)	4,557	1.64%(e)	1.90%(e)	(0.62%)	45.21%
37.63%(f)	3,215	1.62%(e)	2.85%(e)	(0.23%)	56.48%
28.75%	2,682	1.92%(e)	3.52%(e)	0.07%	115.09%
(11.07%)	1,664	2.27%(e)	3.33%(e)	0.18%	26.13%

(38.07%)	349	1.10%(e)	1.55%(e)	0.15%	23.60%
13.21%	959	1.08%(e)	1.34%(e)	(0.10%)	45.21%
38.37%	639	1.09%(e)	2.32%(e)	0.55%	56.48%
29.52%	543	1.40%(e)	2.96%(e)	0.45%	115.09%
(10.57%)	532	1.72%(e)	2.78%(e)	0.49%	26.13%

(37.99%)	16,915	0.99%(e)	1.51%(e)	0.19%	23.60%
13.33%	60,300	0.99%(e)	1.33%(e)	0.32%	45.21%
38.55%	4,919	0.99%(e)	2.34%(e)	0.20%	56.48%
29.59%	1,336	1.16%(e)	2.97%(e)	1.09%	115.09%
(10.46%)	299	1.62%(e)	2.78%(e)	0.21%	26.13%
2022 Annual Report	109

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions
Class A Shares
Year Ended October 31, 2022	$4.74	$0.20(e)	$(0.95)	$ (0.75)	$ (0.22)	$ (0.01)	$ (0.01)	$ (0.24)
Year Ended October 31, 2021	3.68	0.23	1.06	1.29	(0.23)	–	–	(0.23)
Year Ended October 31, 2020	3.99	0.20	(0.28)	(0.08)	(0.23)	–	–	(0.23)
Year Ended October 31, 2019	3.85	0.23	0.14	0.37	(0.23)	–	–	(0.23)
Year Ended October 31, 2018	4.04	0.17	(0.13)	0.04	(0.23)	–(g)	–(g)	(0.23)
Institutional Class Shares
Year Ended October 31, 2022	4.74	0.21(e)	(0.95)	(0.74)	(0.23)	(0.01)	(0.01)	(0.25)
Year Ended October 31, 2021	3.69	0.24	1.05	1.29	(0.24)	–	–	(0.24)
Year Ended October 31, 2020	4.00	0.21	(0.28)	(0.07)	(0.24)	–	–	(0.24)
Year Ended October 31, 2019	3.85	0.24	0.15	0.39	(0.24)	–	–	(0.24)
Year Ended October 31, 2018	4.04	0.18	(0.13)	0.05	(0.24)	–(g)	–(g)	(0.24)

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets reflects the effects of a liability accrued on February 28, 2022 relating to withholding tax refunds that the Fund previously received and recorded which are being contested by the local tax authority. The accrued liability resulted in a decrease in net assets of approximately 0.87% as of October 31, 2022. (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.24, (15.67%), and 5.49%, respectively. For Institutional Class Shares, these amounts would have been $0.24, (15.45%), and 5.67%, respectively.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
(h)	Includes interest expense that amounts to 0.03% for Class A and Institutional Class for the years ended October 31, 2018.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
110	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund  (concluded)
			Ratios/Supplemental Data
Redemption Fees	Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ –	$ 3.75	(16.34%)(e)	$ 4,094	1.50%	1.61%	4.62%(e)	78.51%
–	4.74	35.40%	4,986	1.50%	1.66%	5.03%	59.28%
–	3.68	(2.04%)(f)	3,885	1.50%	1.60%	5.20%	85.01%
–	3.99	10.02%(f)	4,399	1.50%	1.61%	6.00%	105.70%
–(g)	3.85	0.79%	4,505	1.52%(h)	1.60%(h)	4.17%	66.16%

–	3.75	(16.12%)(e)	96,362	1.25%	1.34%	4.81%(e)	78.51%
–	4.74	35.36%	123,166	1.25%	1.39%	5.26%	59.28%
–	3.69	(1.77%)	100,350	1.25%	1.35%	5.37%	85.01%
–	4.00	10.60%	122,197	1.25%	1.33%	6.21%	105.70%
–(g)	3.85	1.02%	135,262	1.28%(h)	1.35%(h)	4.44%	66.16%
2022 Annual Report	111

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$18.17	$0.08	$(3.93)	$ (3.85)	$ –	$ (1.94)	$ (1.94)	$ 12.38
Year Ended October 31, 2021	13.21	(0.06)	5.02	4.96	–	–	–	18.17
Year Ended October 31, 2020	12.87	(0.01)	0.77	0.76	(0.08)	(0.34)	(0.42)	13.21
Year Ended October 31, 2019	12.75	0.08	1.08	1.16	(0.09)	(0.95)	(1.04)	12.87
Year Ended October 31, 2018	14.66	0.09	(0.72)	(0.63)	(0.10)	(1.18)	(1.28)	12.75
Class C Shares
Year Ended October 31, 2022	16.77	(0.02)	(3.57)	(3.59)	–	(1.94)	(1.94)	11.24
Year Ended October 31, 2021	12.27	(0.15)	4.65	4.50	–	–	–	16.77
Year Ended October 31, 2020	11.98	(0.08)	0.71	0.63	–	(0.34)	(0.34)	12.27
Year Ended October 31, 2019	11.93	0.01	0.99	1.00	–	(0.95)	(0.95)	11.98
Year Ended October 31, 2018	13.78	–(g)	(0.67)	(0.67)	–	(1.18)	(1.18)	11.93
Class R Shares
Year Ended October 31, 2022	17.19	0.02	(3.68)	(3.66)	–	(1.94)	(1.94)	11.59
Year Ended October 31, 2021	12.54	(0.11)	4.76	4.65	–	–	–	17.19
Year Ended October 31, 2020	12.21	(0.05)	0.73	0.68	(0.01)	(0.34)	(0.35)	12.54
Year Ended October 31, 2019	12.15	0.03	1.01	1.04	(0.03)	(0.95)	(0.98)	12.21
Year Ended October 31, 2018	14.04	0.03	(0.68)	(0.65)	(0.06)	(1.18)	(1.24)	12.15
Institutional Service Class Shares
Year Ended October 31, 2022	18.49	0.11	(4.00)	(3.89)	–	(1.94)	(1.94)	12.66
Year Ended October 31, 2021	13.41	(0.02)	5.10	5.08	–	–	–	18.49
Year Ended October 31, 2020	13.05	0.02	0.80	0.82	(0.12)	(0.34)	(0.46)	13.41
Year Ended October 31, 2019	12.94	0.11	1.08	1.19	(0.13)	(0.95)	(1.08)	13.05
Year Ended October 31, 2018	14.87	0.13	(0.73)	(0.60)	(0.15)	(1.18)	(1.33)	12.94
Institutional Class Shares
Year Ended October 31, 2022	18.27	0.08	(3.91)	(3.83)	–	(1.94)	(1.94)	12.50
Year Ended October 31, 2021	13.24	–(g)	5.03	5.03	–	–	–	18.27
Year Ended October 31, 2020	12.88	0.03	0.79	0.82	(0.12)	(0.34)	(0.46)	13.24
Year Ended October 31, 2019	12.77	0.13	1.06	1.19	(0.13)	(0.95)	(1.08)	12.88
Year Ended October 31, 2018	14.69	0.14	(0.73)	(0.59)	(0.15)	(1.18)	(1.33)	12.77

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
112	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(23.84%)	$ 19,947	1.48%(e)	2.17%(e)	0.55%	129.38%
37.55%	27,814	1.53%	2.17%	(0.35%)	21.98%
5.93%(f)	22,455	1.53%(e)	2.17%(e)	(0.06%)	29.04%
10.40%(f)	26,719	1.53%(e)	2.07%(e)	0.66%	32.68%
(4.97%)	27,530	1.53%	1.92%	0.67%	22.06%

(24.32%)	135	2.14%(e)	3.05%(e)	(0.12%)	129.38%
36.67%	195	2.19%	3.03%	(1.01%)	21.98%
5.24%	205	2.19%(e)	3.04%(e)	(0.68%)	29.04%
9.62%	638	2.19%(e)	2.95%(e)	0.05%	32.68%
(5.53%)	1,713	2.19%	2.77%	0.02%	22.06%

(24.12%)	588	1.88%(e)	2.57%(e)	0.13%	129.38%
37.08%	903	1.87%	2.51%	(0.69%)	21.98%
5.58%	898	1.91%(e)	2.55%(e)	(0.42%)	29.04%
9.83%	1,554	1.94%(e)	2.48%(e)	0.26%	32.68%
(5.27%)	2,120	1.94%	2.33%	0.26%	22.06%

(23.62%)	236	1.23%(e)	1.92%(e)	0.78%	129.38%
37.88%	343	1.29%	1.93%	(0.12%)	21.98%
6.25%	250	1.29%(e)	1.93%(e)	0.18%	29.04%
10.56%	265	1.29%(e)	1.83%(e)	0.88%	32.68%
(4.65%)	460	1.26%	1.65%	0.94%	22.06%

(23.57%)	3,740	1.13%(e)	1.88%(e)	0.61%	129.38%
37.99%	1,583	1.19%	1.88%	(0.02%)	21.98%
6.39%	1,409	1.19%(e)	1.88%(e)	0.27%	29.04%
10.71%	1,390	1.19%(e)	1.77%(e)	1.01%	32.68%
(4.63%)	2,104	1.19%	1.62%	1.01%	22.06%
2022 Annual Report	113

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$20.15	$0.06	$(6.98)	$ (6.92)	$ (0.02)	$ (1.92)	$ (1.94)	$ 11.29
Year Ended October 31, 2021	16.79	0.04	3.46	3.50	–	(0.14)	(0.14)	20.15
Year Ended October 31, 2020	15.30	0.01	1.71	1.72	(0.22)	(0.01)	(0.23)	16.79
Year Ended October 31, 2019	13.12	0.07	2.26	2.33	(0.13)	(0.02)	(0.15)	15.30
Year Ended October 31, 2018	15.74	0.07	(2.53)	(2.46)	(0.16)	–	(0.16)	13.12
Class C Shares
Year Ended October 31, 2022	19.90	(0.01)	(6.88)	(6.89)	–	(1.92)	(1.92)	11.09
Year Ended October 31, 2021	16.68	(0.08)	3.44	3.36	–	(0.14)	(0.14)	19.90
Year Ended October 31, 2020	15.18	(0.06)	1.69	1.63	(0.12)	(0.01)	(0.13)	16.68
Year Ended October 31, 2019	12.97	–(g)	2.24	2.24	(0.01)	(0.02)	(0.03)	15.18
Year Ended October 31, 2018	15.55	–(g)	(2.51)	(2.51)	(0.07)	–	(0.07)	12.97
Class R Shares
Year Ended October 31, 2022	19.89	0.04	(6.90)	(6.86)	–(g)	(1.92)	(1.92)	11.11
Year Ended October 31, 2021	16.60	0.01	3.42	3.43	–	(0.14)	(0.14)	19.89
Year Ended October 31, 2020	15.14	–(g)	1.68	1.68	(0.21)	(0.01)	(0.22)	16.60
Year Ended October 31, 2019	13.00	0.07	2.21	2.28	(0.12)	(0.02)	(0.14)	15.14
Year Ended October 31, 2018	15.61	0.06	(2.52)	(2.46)	(0.15)	–	(0.15)	13.00
Institutional Service Class Shares
Year Ended October 31, 2022	20.26	0.11	(7.01)	(6.90)	(0.10)	(1.92)	(2.02)	11.34
Year Ended October 31, 2021	16.85	0.12	3.46	3.58	(0.03)	(0.14)	(0.17)	20.26
Year Ended October 31, 2020	15.37	0.07	1.70	1.77	(0.28)	(0.01)	(0.29)	16.85
Year Ended October 31, 2019	13.19	0.23	2.16	2.39	(0.19)	(0.02)	(0.21)	15.37
Year Ended October 31, 2018	15.78	0.14	(2.55)	(2.41)	(0.18)	–	(0.18)	13.19
Institutional Class Shares
Year Ended October 31, 2022	20.34	0.14	(7.05)	(6.91)	(0.11)	(1.92)	(2.03)	11.40
Year Ended October 31, 2021	16.90	0.14	3.48	3.62	(0.04)	(0.14)	(0.18)	20.34
Year Ended October 31, 2020	15.39	0.09	1.72	1.81	(0.29)	(0.01)	(0.30)	16.90
Year Ended October 31, 2019	13.20	0.13	2.27	2.40	(0.19)	(0.02)	(0.21)	15.39
Year Ended October 31, 2018	15.81	0.15	(2.55)	(2.40)	(0.21)	–	(0.21)	13.20

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	Less than $0.005 per share.
(h)	Amount is less than 0.005%.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
114	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(37.56%)(e)	$ 63,232	1.60%(f)	1.63%(f)	0.39%	36.82%
20.87%	116,268	1.56%(f)	1.56%(f)	0.20%	37.26%
11.31%	107,572	1.59%(f)	1.59%(f)	0.09%	26.13%
17.89%	134,382	1.59%(f)	1.59%(f)	0.46%	14.86%
(15.80%)	143,297	1.59%(f)	1.59%(f)	0.49%	20.39%

(37.87%)	4,162	2.10%(f)	2.21%(f)	(0.09%)	36.82%
20.16%	10,662	2.10%(f)	2.13%(f)	(0.38%)	37.26%
10.74%	11,786	2.10%(f)	2.19%(f)	(0.40%)	26.13%
17.26%	15,611	2.10%(f)	2.20%(f)	(0.03%)	14.86%
(16.20%)	15,886	2.10%(f)	2.21%(f)	–(h)	20.39%

(37.71%)	92,428	1.75%(f)	1.78%(f)	0.26%	36.82%
20.68%	133,696	1.72%(f)	1.72%(f)	0.04%	37.26%
11.13%	113,707	1.73%(f)	1.73%(f)	0.01%	26.13%
17.72%	108,487	1.75%(f)	1.75%(f)	0.48%	14.86%
(15.93%)	89,874	1.75%(f)	1.75%(f)	0.40%	20.39%

(37.37%)	494,873	1.25%(f)	1.28%(f)	0.79%	36.82%
21.29%	476,046	1.21%(f)	1.21%(f)	0.56%	37.26%
11.64%(e)	362,229	1.24%(f)	1.24%(f)	0.50%	26.13%
18.38%(e)	297,466	1.24%(f)	1.24%(f)	1.55%	14.86%
(15.48%)	118,917	1.16%(f)	1.16%(f)	0.89%	20.39%

(37.26%)	1,606,819	1.10%(f)	1.22%(f)	0.90%	36.82%
21.45%	4,184,781	1.10%(f)	1.14%(f)	0.69%	37.26%
11.86%	3,414,059	1.10%(f)	1.18%(f)	0.59%	26.13%
18.45%	4,420,838	1.10%(f)	1.16%(f)	0.91%	14.86%
(15.38%)	5,511,182	1.10%(f)	1.14%(f)	1.00%	20.39%
2022 Annual Report	115

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions
Class A Shares
Year Ended October 31, 2022	$18.83	$0.04	$(5.77)	$ (5.73)	$ (0.01)	$ (3.85)	$ (3.86)
Year Ended October 31, 2021	15.74	0.02	3.07	3.09	–(f)	–	–(f)
Year Ended October 31, 2020	14.68	–(f)	1.21	1.21	(0.15)	–	(0.15)
Year Ended October 31, 2019	13.28	0.12	1.57	1.69	(0.29)	–	(0.29)
Year Ended October 31, 2018	15.04	0.15	(1.78)	(1.63)	(0.13)	–	(0.13)
Class C Shares
Year Ended October 31, 2022	17.58	(0.04)	(5.29)	(5.33)	–	(3.85)	(3.85)
Year Ended October 31, 2021	14.79	(0.11)	2.90	2.79	–	–	–
Year Ended October 31, 2020	13.76	(0.08)	1.12	1.04	(0.01)	–	(0.01)
Year Ended October 31, 2019	12.44	0.03	1.48	1.51	(0.19)	–	(0.19)
Year Ended October 31, 2018	14.09	0.04	(1.66)	(1.62)	(0.03)	–	(0.03)
Class R Shares
Year Ended October 31, 2022	17.87	–	(5.40)	(5.40)	–	(3.85)	(3.85)
Year Ended October 31, 2021	14.98	(0.02)	2.91	2.89	–	–	–
Year Ended October 31, 2020	13.97	(0.03)	1.14	1.11	(0.10)	–	(0.10)
Year Ended October 31, 2019	12.65	0.08	1.50	1.58	(0.26)	–	(0.26)
Year Ended October 31, 2018	14.33	0.10	(1.68)	(1.58)	(0.10)	–	(0.10)
Institutional Service Class Shares
Year Ended October 31, 2022	19.25	0.08	(5.93)	(5.85)	(0.02)	(3.85)	(3.87)
Year Ended October 31, 2021	16.08	0.08	3.14	3.22	(0.05)	–	(0.05)
Year Ended October 31, 2020	15.00	0.06	1.22	1.28	(0.20)	–	(0.20)
Year Ended October 31, 2019	13.58	0.17	1.60	1.77	(0.35)	–	(0.35)
Year Ended October 31, 2018	15.37	0.20	(1.80)	(1.60)	(0.19)	–	(0.19)
Institutional Class Shares
Year Ended October 31, 2022	19.34	0.09	(5.97)	(5.88)	(0.02)	(3.85)	(3.87)
Year Ended October 31, 2021	16.15	0.09	3.15	3.24	(0.05)	–	(0.05)
Year Ended October 31, 2020	15.06	0.06	1.23	1.29	(0.20)	–	(0.20)
Year Ended October 31, 2019	13.63	0.17	1.61	1.78	(0.35)	–	(0.35)
Year Ended October 31, 2018	15.43	0.21	(1.82)	(1.61)	(0.19)	–	(0.19)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	Includes interest expense that amounts to 0.02% for Class C and Institutional class. Includes interest expense that amounts to 0.01% for Class A, Class R and Institutional Service Class.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
116	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Sustainable Leaders Fund  (concluded)
		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 9.24	(37.00%)	$ 11,345	1.48%(e)	1.63%(e)	0.33%	29.36%
18.83	19.65%	23,898	1.46%(e)	1.46%(e)	0.11%	120.50%
15.74	8.24%	21,418	1.49%(e)	1.49%(e)	0.02%	37.50%
14.68	13.13%	24,719	1.52%(g)	1.52%(g)	0.89%	28.30%
13.28	(10.93%)	24,957	1.38%	1.38%	0.99%	20.75%

8.40	(37.41%)	206	2.10%(e)	2.36%(e)	(0.35%)	29.36%
17.58	18.86%	1,159	2.11%(e)	2.21%(e)	(0.59%)	120.50%
14.79	7.56%(h)	2,432	2.10%(e)	2.20%(e)	(0.55%)	37.50%
13.76	12.43%(h)	4,330	2.12%(g)	2.24%(g)	0.21%	28.30%
12.44	(11.54%)	8,074	2.10%	2.10%	0.27%	20.75%

8.62	(37.15%)	2,365	1.76%(e)	1.91%(e)	0.02%	29.36%
17.87	19.29%	6,126	1.74%(e)	1.74%(e)	(0.10%)	120.50%
14.98	7.97%	3,244	1.74%(e)	1.74%(e)	(0.22%)	37.50%
13.97	12.80%	3,992	1.79%(g)	1.79%(g)	0.58%	28.30%
12.65	(11.14%)	5,041	1.64%	1.64%	0.74%	20.75%

9.53	(36.80%)	52,901	1.16%(e)	1.31%(e)	0.67%	29.36%
19.25	20.02%	94,132	1.16%(e)	1.16%(e)	0.41%	120.50%
16.08	8.58%(h)	83,121	1.15%(e)	1.15%(e)	0.36%	37.50%
15.00	13.49%(h)	85,934	1.16%(g)	1.16%(g)	1.23%	28.30%
13.58	(10.58%)	84,902	1.06%	1.06%	1.31%	20.75%

9.59	(36.78%)	46,516	1.10%(e)	1.31%(e)	0.70%	29.36%
19.34	20.06%	91,084	1.11%(e)	1.15%(e)	0.45%	120.50%
16.15	8.63%(h)	107,158	1.10%(e)	1.13%(e)	0.41%	37.50%
15.06	13.55%(h)	99,475	1.12%(g)	1.13%(g)	1.21%	28.30%
13.63	(10.56%)	272,152	1.02%	1.02%	1.37%	20.75%
2022 Annual Report	117

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Equity Impact Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$18.45	$0.39(f)	$(5.77)	$ (5.38)	$ –(g)	$ –(g)	$ 13.07
Year Ended October 31, 2021	13.14	–	5.37	5.37	(0.06)	(0.06)	18.45
Year Ended October 31, 2020	11.59	0.05	1.77	1.82	(0.27)	(0.27)	13.14
Year Ended October 31, 2019	10.29	0.18(j)	1.30	1.48	(0.18)	(0.18)	11.59
Year Ended October 31, 2018	11.95	0.08	(1.41)	(1.33)	(0.33)	(0.33)	10.29
Institutional Class Shares
Year Ended October 31, 2022	18.49	0.41(f)	(5.77)	(5.36)	(0.01)	(0.01)	13.12
Year Ended October 31, 2021	13.18	0.04	5.37	5.41	(0.10)	(0.10)	18.49
Year Ended October 31, 2020	11.62	0.08	1.79	1.87	(0.31)	(0.31)	13.18
Year Ended October 31, 2019	10.30	0.21(j)	1.30	1.51	(0.19)	(0.19)	11.62
Year Ended October 31, 2018	11.96	0.10	(1.40)	(1.30)	(0.36)	(0.36)	10.30

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Includes interest expense that amounts to less than 0.01%.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.07, (30.98%) and 0.47%, respectively. For Institutional Class Shares, these amounts would have been $0.07, (30.83%) and 0.49%, respectively.
(g)	Less than $0.005 per share.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been 15.82%. For Institutional Class Shares, this amount would have been 16.12%.
(j)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.08, 13.56%, and 0.77%, respectively. For Institutional Class Shares, these amounts would have been $0.11, 13.81%, and 1.03%, respectively.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
118	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Equity Impact Fund  (concluded)
	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (b)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)(c)(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (e)

(29.14%)(f)(h)	$ 26,986	1.17%	1.17%	1.72%	2.59%(f)	36.90%
40.95%	43,059	1.38%	1.38%	1.73%	0.02%	17.40%
15.93%(i)	32,180	1.41%	1.41%	1.92%	0.40%	32.11%
14.76%(j)	34,933	1.53%	2.21%	2.47%	1.69%(j)	125.21%
(11.48%)	35,964	1.77%	2.44%	2.44%	0.72%	19.00%

(28.99%)(f)(h)	19,384	0.92%	0.92%	1.44%	2.71%(f)	36.90%
41.23%	32,312	1.13%	1.13%	1.45%	0.24%	17.40%
16.30%(i)	27,839	1.16%	1.16%	1.61%	0.65%	32.11%
14.99%(j)	27,937	1.28%	1.97%	2.20%	1.95%(j)	125.21%
(11.23%)	28,477	1.52%	2.22%	2.23%	0.89%	19.00%
2022 Annual Report	119

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees
Class A Shares
Year Ended October 31, 2022	$24.18	$0.41	$(3.00)	$ (2.59)	$ (0.71)	$ (0.26)	$ –	$ (0.97)	$ –
Year Ended October 31, 2021	19.03	0.45	5.41	5.86	(0.71)	–	–	(0.71)	–
Year Ended October 31, 2020	21.93	0.53	(2.59)	(2.06)	(0.56)	(0.14)	(0.14)	(0.84)	–
Year Ended October 31, 2019	18.82	0.30	3.48	3.78	(0.64)	(0.03)	–	(0.67)	–
Year Ended October 31, 2018	20.65	0.46	(1.54)	(1.08)	(0.71)	(0.04)	–	(0.75)	–(e)
Institutional Class Shares
Year Ended October 31, 2022	24.22	0.47	(3.01)	(2.54)	(0.76)	(0.26)	–	(1.02)	–
Year Ended October 31, 2021	19.05	0.52	5.41	5.93	(0.76)	–	–	(0.76)	–
Year Ended October 31, 2020	21.97	0.58	(2.60)	(2.02)	(0.62)	(0.14)	(0.14)	(0.90)	–
Year Ended October 31, 2019	18.85	0.34	3.50	3.84	(0.69)	(0.03)	–	(0.72)	–
Year Ended October 31, 2018	20.68	0.54	(1.57)	(1.03)	(0.76)	(0.04)	–	(0.80)	–(e)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Less than $0.005 per share.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
120	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund  (concluded)
		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

$ 20.62	(11.04%)	$ 11,350	1.24%	1.58%	1.81%	23.33%
24.18	31.09%	13,227	1.24%	1.63%	1.95%	30.75%
19.03	(9.49%)	9,206	1.33%	1.55%	2.61%	23.76%
21.93	20.41%	12,776	1.45%	1.59%	1.46%	31.62%
18.82	(5.39%)	12,310	1.45%	1.58%	2.29%	48.54%

20.66	(10.82%)(f)	35,645	0.99%	1.33%	2.05%	23.33%
24.22	31.43%	45,076	0.99%	1.38%	2.25%	30.75%
19.05	(9.30%)	32,640	1.08%	1.27%	2.90%	23.76%
21.97	20.73%	87,441	1.20%	1.31%	1.68%	31.62%
18.85	(5.13%)	95,025	1.20%	1.32%	2.70%	48.54%
2022 Annual Report	121

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$42.73	$0.28	$(16.37)	$ (16.09)	$ –	$ (2.86)	$ (2.86)	$ 23.78
Year Ended October 31, 2021	30.18	(0.20)	12.75	12.55	–	–	–	42.73
Year Ended October 31, 2020	28.11	(0.09)	3.63	3.54	(0.34)	(1.13)	(1.47)	30.18
Year Ended October 31, 2019	29.23	0.23	3.03	3.26	(0.65)	(3.73)	(4.38)	28.11
Year Ended October 31, 2018	31.35	0.47	(1.56)	(1.09)	(0.17)	(0.86)	(1.03)	29.23
Class C Shares
Year Ended October 31, 2022	38.21	0.09	(14.50)	(14.41)	–	(2.86)	(2.86)	20.94
Year Ended October 31, 2021	27.16	(0.39)	11.44	11.05	–	–	–	38.21
Year Ended October 31, 2020	25.43	(0.25)	3.27	3.02	(0.16)	(1.13)	(1.29)	27.16
Year Ended October 31, 2019	26.73	(0.04)	2.84	2.80	(0.37)	(3.73)	(4.10)	25.43
Year Ended October 31, 2018	28.78	0.20	(1.39)	(1.19)	–	(0.86)	(0.86)	26.73
Class R Shares
Year Ended October 31, 2022	39.97	0.21	(15.26)	(15.05)	–	(2.86)	(2.86)	22.06
Year Ended October 31, 2021	28.31	(0.28)	11.94	11.66	–	–	–	39.97
Year Ended October 31, 2020	26.46	(0.15)	3.40	3.25	(0.27)	(1.13)	(1.40)	28.31
Year Ended October 31, 2019	27.74	0.12	2.88	3.00	(0.55)	(3.73)	(4.28)	26.46
Year Ended October 31, 2018	29.82	0.30	(1.43)	(1.13)	(0.09)	(0.86)	(0.95)	27.74
Institutional Class Shares
Year Ended October 31, 2022	43.15	0.44	(16.61)	(16.17)	–	(2.86)	(2.86)	24.12
Year Ended October 31, 2021	30.37	(0.06)	12.84	12.78	–	–	–	43.15
Year Ended October 31, 2020	28.25	0.01	3.65	3.66	(0.41)	(1.13)	(1.54)	30.37
Year Ended October 31, 2019	29.33	0.27	3.11	3.38	(0.73)	(3.73)	(4.46)	28.25
Year Ended October 31, 2018	31.43	0.58	(1.57)	(0.99)	(0.25)	(0.86)	(1.11)	29.33

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(f)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
122	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(40.18%)(e)	$ 58,262	1.35%(f)	1.43%(f)	0.91%	46.90%
41.58%(e)	112,408	1.34%(f)	1.42%(f)	(0.54%)	42.63%
13.02%	90,560	1.40%	1.61%	(0.33%)	29.65%
13.93%	75,754	1.49%(f)	1.82%(f)	0.86%	35.37%
(3.68%)	49,391	1.53%(f)	1.88%(f)	1.48%	18.07%

(40.56%)(e)	349	1.99%(f)	2.23%(f)	0.35%	46.90%
40.68%(e)	561	1.99%(f)	2.18%(f)	(1.15%)	42.63%
12.27%	554	2.05%	2.38%	(1.02%)	29.65%
13.21%	829	2.15%(f)	2.59%(f)	(0.17%)	35.37%
(4.31%)	565	2.22%(f)	2.65%(f)	0.69%	18.07%

(40.36%)	1,913	1.64%(f)	1.72%(f)	0.76%	46.90%
41.19%	2,535	1.62%(f)	1.70%(f)	(0.80%)	42.63%
12.68%	1,649	1.69%	1.90%	(0.61%)	29.65%
13.62%	1,945	1.80%(f)	2.13%(f)	0.47%	35.37%
(3.98%)	2,309	1.84%(f)	2.19%(f)	1.02%	18.07%

(39.96%)(e)	117,960	0.99%(f)	1.18%(f)	1.44%	46.90%
42.08%(e)	191,244	0.99%(f)	1.15%(f)	(0.15%)	42.63%
13.41%	46,330	1.04%	1.35%	0.03%	29.65%
14.39%	35,248	1.15%(f)	1.57%(f)	1.01%	35.37%
(3.34%)	12,418	1.20%(f)	1.61%(f)	1.84%	18.07%
2022 Annual Report	123

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$34.93	$0.34(f)	$(13.10)	$ (12.76)	$ –	$ –	$ –	$ 22.17
Year Ended October 31, 2021	26.19	(0.12)	9.05	8.93	(0.19)	–	(0.19)	34.93
Year Ended October 31, 2020	26.95	0.17	0.29	0.46	(1.22)	–	(1.22)	26.19
Year Ended October 31, 2019	23.64	0.81(i)	2.70	3.51	(0.20)	–	(0.20)	26.95
Year Ended October 31, 2018	28.01	0.01	(3.20)	(3.19)	(1.15)	(0.03)	(1.18)	23.64
Institutional Class Shares
Year Ended October 31, 2022	35.96	0.42(f)	(13.50)	(13.08)	–	–	–	22.88
Year Ended October 31, 2021	26.98	(0.04)	9.32	9.28	(0.30)	–	(0.30)	35.96
Year Ended October 31, 2020	27.74	0.24	0.30	0.54	(1.30)	–	(1.30)	26.98
Year Ended October 31, 2019	24.27	0.91(i)	2.77	3.68	(0.21)	–	(0.21)	27.74
Year Ended October 31, 2018	28.73	0.09	(3.30)	(3.21)	(1.22)	(0.03)	(1.25)	24.27

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.07, (37.36%) and 0.24%, respectively. For Institutional Class Shares, these amounts would have been $0.08, (37.18%) and 0.29%, respectively.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been (0.38%). For Institutional Class Shares, this amount would have been (0.11%).
(i)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.28, 12.13%, and 1.13%, respectively. For Institutional Class Shares, these amounts would have been $0.37, 12.41%, and 1.42%, respectively.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
124	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Sustainable Leaders Fund  (concluded)
	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (b)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (e)

(36.53%)(f)(g)	$ 68,067	1.18%	1.18%	1.60%	1.26%(f)	38.19%
34.20%	120,080	1.38%	1.38%	1.62%	(0.36%)	113.67%
1.63%(h)	100,780	1.38%	1.38%	1.71%	0.67%	34.20%
15.02%(i)	120,472	1.44%	2.99%	3.06%	3.24%(i)	131.52%
(11.93%)	126,383	1.54%	2.50%	2.50%	0.05%	19.46%

(36.37%)(f)(g)	13,946	0.93%	0.93%	1.27%	1.50%(f)	38.19%
34.56%	25,253	1.13%	1.13%	1.31%	(0.11%)	113.67%
1.86%(h)	20,047	1.13%	1.13%	1.33%	0.90%	34.20%
15.34%(i)	27,390	1.18%	2.77%	2.82%	3.53%(i)	131.52%
(11.71%)	26,633	1.30%	2.22%	2.23%	0.33%	19.46%
2022 Annual Report	125

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Realty Income & Growth Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$15.68	$0.15	$(2.72)	$ (2.57)	$ (0.31)	$ (1.96)	$ (2.27)	$ –	$ 10.84
Year Ended October 31, 2021	12.40	0.11	4.84	4.95	(0.13)	(1.54)	(1.67)	–	15.68
Year Ended October 31, 2020	17.98	0.25	(3.17)	(2.92)	(0.60)	(2.06)	(2.66)	–	12.40
Year Ended October 31, 2019	21.38	0.32	3.28	3.60	(0.52)	(6.48)	(7.00)	–	17.98
Year Ended October 31, 2018	22.93	0.47	(0.74)	(0.27)	(0.69)	(0.59)	(1.28)	–(f)	21.38
Institutional Class Shares
Year Ended October 31, 2022	15.74	0.20	(2.75)	(2.55)	(0.34)	(1.96)	(2.30)	–	10.89
Year Ended October 31, 2021	12.44	0.14	4.86	5.00	(0.16)	(1.54)	(1.70)	–	15.74
Year Ended October 31, 2020	18.02	0.28	(3.16)	(2.88)	(0.64)	(2.06)	(2.70)	–	12.44
Year Ended October 31, 2019	21.41	0.36	3.29	3.65	(0.56)	(6.48)	(7.04)	–	18.02
Year Ended October 31, 2018	22.97	0.54	(0.76)	(0.22)	(0.75)	(0.59)	(1.34)	–(f)	21.41

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%, 0.01%, 0.05%, 0.03%, and 0.10% for Class A and Institutional Class for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019, and October 31, 2018, respectively.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
126	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Realty Income & Growth Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(19.45%)	$ 397	1.25%(e)	1.67%(e)	1.13%	23.36%
44.07%	1,090	1.26%(e)	1.72%(e)	0.80%	32.52%
(18.12%)	1,971	1.30%(e)	1.71%(e)	1.84%	22.61%
25.65%	2,341	1.28%(e)	1.71%(e)	1.83%	20.70%
(1.35%)	1,751	1.34%(e)	1.71%(e)	2.16%	42.71%

(19.24%)	41,592	1.00%(e)	1.42%(e)	1.53%	23.36%
44.41%	56,593	1.01%(e)	1.47%(e)	1.01%	32.52%
(17.85%)	46,235	1.05%(e)	1.48%(e)	2.05%	22.61%
25.97%	75,232	1.03%(e)	1.39%(e)	2.10%	20.70%
(1.15%)	83,573	1.10%(e)	1.45%(e)	2.46%	42.71%
2022 Annual Report	127

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$49.57	$(0.25)	$(9.33)	$ (9.58)	$ –	$ (9.80)	$ (9.80)	$ 30.19
Year Ended October 31, 2021	33.55	(0.24)	18.64	18.40	–	(2.38)	(2.38)	49.57
Year Ended October 31, 2020	33.19	(0.20)	3.08	2.88	–	(2.52)	(2.52)	33.55
Year Ended October 31, 2019	35.39	(0.10)	1.78	1.68	–(f)	(3.88)	(3.88)	33.19
Year Ended October 31, 2018	35.61	(0.08)	(0.14)	(0.22)	–	–	–	35.39
Class C Shares
Year Ended October 31, 2022	39.79	(0.36)	(7.04)	(7.40)	–	(9.80)	(9.80)	22.59
Year Ended October 31, 2021	27.48	(0.42)	15.11	14.69	–	(2.38)	(2.38)	39.79
Year Ended October 31, 2020	27.79	(0.33)	2.54	2.21	–	(2.52)	(2.52)	27.48
Year Ended October 31, 2019	30.53	(0.27)	1.41	1.14	–	(3.88)	(3.88)	27.79
Year Ended October 31, 2018	30.94	(0.30)	(0.11)	(0.41)	–	–	–	30.53
Class R Shares
Year Ended October 31, 2022	44.07	(0.31)	(8.04)	(8.35)	–	(9.80)	(9.80)	25.92
Year Ended October 31, 2021	30.12	(0.32)	16.65	16.33	–	(2.38)	(2.38)	44.07
Year Ended October 31, 2020	30.14	(0.27)	2.77	2.50	–	(2.52)	(2.52)	30.12
Year Ended October 31, 2019	32.64	(0.19)	1.57	1.38	–	(3.88)	(3.88)	30.14
Year Ended October 31, 2018	32.97	(0.18)	(0.15)	(0.33)	–	–	–	32.64
Institutional Service Class Shares
Year Ended October 31, 2022	53.65	(0.19)	(10.28)	(10.47)	–	(9.80)	(9.80)	33.38
Year Ended October 31, 2021	36.06	(0.15)	20.12	19.97	–	(2.38)	(2.38)	53.65
Year Ended October 31, 2020	35.41	(0.12)	3.29	3.17	–	(2.52)	(2.52)	36.06
Year Ended October 31, 2019	37.39	(0.01)	1.93	1.92	(0.02)	(3.88)	(3.90)	35.41
Year Ended October 31, 2018	37.51	0.01	(0.13)	(0.12)	–	–	–	37.39
Institutional Class Shares
Year Ended October 31, 2022	53.75	(0.15)	(10.30)	(10.45)	–	(9.80)	(9.80)	33.50
Year Ended October 31, 2021	36.09	(0.10)	20.14	20.04	–	(2.38)	(2.38)	53.75
Year Ended October 31, 2020	35.40	(0.09)	3.30	3.21	–	(2.52)	(2.52)	36.09
Year Ended October 31, 2019	37.37	0.01	1.92	1.93	(0.02)	(3.88)	(3.90)	35.40
Year Ended October 31, 2018	37.49	0.02	(0.14)	(0.12)	–	–	–	37.37

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
128	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(23.82%)	$ 108,078	1.35%(e)	1.35%(e)	(0.74%)	59.08%
56.92%	172,963	1.35%	1.35%	(0.56%)	78.38%
8.97%	124,673	1.40%(e)	1.40%(e)	(0.62%)	60.67%
7.15%	159,391	1.41%(e)	1.41%(e)	(0.33%)	55.00%
(0.62%)	224,804	1.35%(e)	1.35%(e)	(0.23%)	38.28%

(24.30%)	25,068	1.99%(e)	2.06%(e)	(1.38%)	59.08%
55.93%	44,295	1.99%	2.06%	(1.20%)	78.38%
8.25%	36,621	2.05%(e)	2.10%(e)	(1.26%)	60.67%
6.41%	48,382	2.10%(e)	2.10%(e)	(0.99%)	55.00%
(1.33%)	75,913	2.06%(e)	2.06%(e)	(0.95%)	38.28%

(24.04%)	3,286	1.65%(e)	1.65%(e)	(1.03%)	59.08%
56.50%	5,408	1.63%	1.63%	(0.84%)	78.38%
8.59%	3,554	1.75%(e)	1.75%(e)	(0.96%)	60.67%
6.78%	5,272	1.75%(e)	1.75%(e)	(0.65%)	55.00%
(1.00%)	8,430	1.72%(e)	1.72%(e)	(0.55%)	38.28%

(23.64%)	31,893	1.11%(e)	1.11%(e)	(0.50%)	59.08%
57.33%	41,568	1.11%	1.11%	(0.31%)	78.38%
9.24%	31,548	1.13%(e)	1.13%(e)	(0.35%)	60.67%
7.44%	40,476	1.12%(e)	1.12%(e)	(0.04%)	55.00%
(0.32%)	50,163	1.08%(e)	1.08%(e)	0.03%	38.28%

(23.54%)	559,518	0.99%(e)	1.07%(e)	(0.38%)	59.08%
57.48%	931,614	0.99%	1.06%	(0.21%)	78.38%
9.37%	536,973	1.04%(e)	1.10%(e)	(0.27%)	60.67%
7.48%	607,103	1.11%(e)	1.11%(e)	0.03%	55.00%
(0.32%)	1,263,907	1.07%(e)	1.07%(e)	0.04%	38.28%
2022 Annual Report	129

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$17.32	$(0.05)	$(3.52)	$ (3.57)	$ –	$ (4.37)	$ (4.37)	$ 9.38
Year Ended October 31, 2021	13.79	(0.05)	5.31	5.26	–	(1.73)	(1.73)	17.32
Year Ended October 31, 2020	12.95	(0.03)	2.17	2.14	(0.01)	(1.29)	(1.30)	13.79
Year Ended October 31, 2019	12.53	0.01	1.79	1.80	(0.02)	(1.36)	(1.38)	12.95
Year Ended October 31, 2018	13.05	0.02	0.83	0.85	(0.04)	(1.33)	(1.37)	12.53
Class C Shares
Year Ended October 31, 2022	13.77	(0.09)	(2.55)	(2.64)	–	(4.37)	(4.37)	6.76
Year Ended October 31, 2021	11.36	(0.12)	4.26	4.14	–	(1.73)	(1.73)	13.77
Year Ended October 31, 2020	10.94	(0.10)	1.81	1.71	–	(1.29)	(1.29)	11.36
Year Ended October 31, 2019	10.87	(0.06)	1.49	1.43	–	(1.36)	(1.36)	10.94
Year Ended October 31, 2018	11.53	(0.06)	0.73	0.67	–	(1.33)	(1.33)	10.87
Institutional Service Class Shares
Year Ended October 31, 2022	18.91	(0.03)	(3.95)	(3.98)	–	(4.37)	(4.37)	10.56
Year Ended October 31, 2021	14.89	(0.02)	5.77	5.75	–	(1.73)	(1.73)	18.91
Year Ended October 31, 2020	13.88	(–)(f)	2.34	2.34	(0.04)	(1.29)	(1.33)	14.89
Year Ended October 31, 2019	13.33	0.04	1.92	1.96	(0.05)	(1.36)	(1.41)	13.88
Year Ended October 31, 2018	13.79	0.05	0.88	0.93	(0.06)	(1.33)	(1.39)	13.33
Institutional Class Shares
Year Ended October 31, 2022	19.03	(0.02)	(3.99)	(4.01)	–	(4.37)	(4.37)	10.65
Year Ended October 31, 2021	14.96	(0.01)	5.81	5.80	–	(1.73)	(1.73)	19.03
Year Ended October 31, 2020	13.93	0.01	2.35	2.36	(0.04)	(1.29)	(1.33)	14.96
Year Ended October 31, 2019	13.37	0.04	1.93	1.97	(0.05)	(1.36)	(1.41)	13.93
Year Ended October 31, 2018	13.82	0.06	0.89	0.95	(0.07)	(1.33)	(1.40)	13.37

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
130	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(27.49%)	$ 222,190	1.19%(e)	1.24%(e)	(0.43%)	44.12%
41.35%	345,638	1.19%	1.23%	(0.33%)	111.07%
17.50%	264,977	1.19%	1.26%	(0.24%)	49.68%
17.60%	247,926	1.19%	1.27%	0.06%	47.13%
6.63%	233,717	1.19%(e)	1.25%(e)	0.14%	38.68%

(27.96%)	229	1.90%(e)	2.08%(e)	(1.14%)	44.12%
40.20%	329	1.90%	2.07%	(1.01%)	111.07%
16.71%	1,143	1.90%	2.08%	(0.94%)	49.68%
16.75%	1,428	1.90%	2.11%	(0.58%)	47.13%
5.88%	2,963	1.90%(e)	2.07%(e)	(0.56%)	38.68%

(27.32%)	106,068	0.97%(e)	1.02%(e)	(0.20%)	44.12%
41.61%	158,581	0.97%	1.01%	(0.11%)	111.07%
17.79%	121,611	0.97%	1.04%	(0.01%)	49.68%
17.84%	113,600	0.97%	1.05%	0.29%	47.13%
6.90%	106,337	0.97%(e)	1.03%(e)	0.36%	38.68%

(27.29%)	8,644	0.90%(e)	1.01%(e)	(0.14%)	44.12%
41.77%	14,953	0.90%	1.00%	(0.05%)	111.07%
17.89%	10,982	0.90%	1.01%	0.05%	49.68%
17.90%	8,839	0.90%	1.03%	0.34%	47.13%
6.99%	6,801	0.90%(e)	1.01%(e)	0.43%	38.68%
2022 Annual Report	131

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Smaller Companies Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$11.09	$(0.04)	$(2.09)	$ (2.13)	$ –	$ (2.67)	$ (2.67)	$ 6.29
Year Ended October 31, 2021	8.08	(0.04)	4.06	4.02	–	(1.01)	(1.01)	11.09
Year Ended October 31, 2020	7.59	(0.01)	0.96	0.95	–(h)	(0.46)	(0.46)	8.08
Year Ended October 31, 2019	6.85	0.01	1.09	1.10	–	(0.36)	(0.36)	7.59
Year Ended October 31, 2018	8.52	0.02	0.62	0.64	–	(2.31)	(2.31)	6.85
Class R Shares
Year Ended October 31, 2022	9.54	(0.06)	(1.78)	(1.84)	–	(2.32)	(2.32)	5.38
Year Ended October 31, 2021	7.09	(0.06)	3.52	3.46	–	(1.01)	(1.01)	9.54
Year Ended October 31, 2020	6.73	(0.03)	0.85	0.82	–	(0.46)	(0.46)	7.09
Year Ended October 31, 2019	6.13	(0.01)	0.97	0.96	–	(0.36)	(0.36)	6.73
Year Ended October 31, 2018	7.88	–(h)	0.56	0.56	–	(2.31)	(2.31)	6.13
Institutional Service Class Shares
Year Ended October 31, 2022	11.68	(0.04)	(2.18)	(2.22)	–	(2.82)	(2.82)	6.64
Year Ended October 31, 2021	8.45	(0.03)	4.27	4.24	–	(1.01)	(1.01)	11.68
Year Ended October 31, 2020	7.92	–(h)	1.00	1.00	(0.01)	(0.46)	(0.47)	8.45
Year Ended October 31, 2019	7.11	0.03	1.14	1.17	–	(0.36)	(0.36)	7.92
Year Ended October 31, 2018	8.75	0.04	0.63	0.67	–	(2.31)	(2.31)	7.11
Institutional Class Shares
Year Ended October 31, 2022	12.21	(0.02)	(2.31)	(2.33)	–	(2.91)	(2.91)	6.97
Year Ended October 31, 2021	8.78	(0.01)	4.45	4.44	–	(1.01)	(1.01)	12.21
Year Ended October 31, 2020	8.20	0.01	1.04	1.05	(0.01)	(0.46)	(0.47)	8.78
Year Ended October 31, 2019	7.34	0.04	1.18	1.22	–	(0.36)	(0.36)	8.20
Year Ended October 31, 2018	8.95	0.05	0.65	0.70	–	(2.31)	(2.31)	7.34

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Dividend expense ratio includes broker related expenses for securities sold short.
(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2021, October 31, 2020 and October 31, 2018.
(h)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
132	2022 Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Smaller Companies Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Dividend Expense (d)(e)	Portfolio Turnover (f)

(25.40%)	$ 8,220	1.24%	2.34%	(0.59%)	–	55.89%
53.27%	10,032	1.22%(g)	2.42%(g)	(0.45%)	–	157.35%
12.88%	7,618	1.24%(g)	2.13%(g)	(0.17%)	–	45.98%
17.62%	8,481	1.25%	2.09%	0.20%	–	54.04%
8.32%	7,466	1.32%(g)	2.03%(g)	0.34%	0.04%	112.97%

(25.57%)	2,286	1.56%	2.67%	(0.91%)	–	55.89%
52.76%	3,071	1.55%(g)	2.75%(g)	(0.78%)	–	157.35%
12.54%	1,952	1.43%(g)	2.32%(g)	(0.37%)	–	45.98%
17.39%	1,924	1.55%	2.39%	(0.09%)	–	54.04%
7.89%	1,895	1.69%(g)	2.40%(g)	(0.04%)	0.04%	112.97%

(25.16%)	276	1.05%	2.16%	(0.47%)	–	55.89%
53.56%	159	1.05%(g)	2.25%(g)	(0.33%)	–	157.35%
12.96%	340	1.04%(g)	1.93%(g)	0.02%	–	45.98%
17.96%	480	1.05%	1.89%	0.45%	–	54.04%
8.50%	679	1.07%(g)	1.79%(g)	0.55%	0.04%	112.97%

(25.17%)	5,182	0.90%	2.15%	(0.25%)	–	55.89%
53.85%	5,531	0.90%(g)	2.24%(g)	(0.12%)	–	157.35%
13.14%	3,451	0.90%(g)	1.94%(g)	0.17%	–	45.98%
18.10%	4,580	0.90%	1.89%	0.58%	–	54.04%
8.69%	5,583	0.98%(g)	1.83%(g)	0.63%	0.06%	112.97%

2022 Annual Report	133

Notes to Financial Statements
October 31, 2022

1.  Organization
abrdn Funds (the "Trust"), formerly Aberdeen Funds, was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of October 31, 2022, the Trust had authorized an unlimited number of shares of beneficial interest ("shares") without par value. As of October 31, 2022, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the thirteen (13) funds listed below (each a "Fund"; collectively, the "Funds"):
•	abrdn China A Share Equity Fund (formerly, Aberdeen China A Share Equity Fund) ("China A Share Equity Fund")
•	abrdn Dynamic Dividend Fund (formerly, Aberdeen Dynamic Dividend Fund) (“Dynamic Dividend Fund”)
•	abrdn Emerging Markets ex-China Fund (formerly, Aberdeen Global Equity Fund) (“Emerging Markets ex-China Fund”)
•	abrdn Emerging Markets Fund (formerly, Aberdeen Emerging Markets Fund) (“Emerging Markets Fund”)
•	abrdn Emerging Markets Sustainable Leaders Fund (formerly, Aberdeen Emerging Markets Sustainable Leaders Fund) (“Emerging Markets Sustainable Leaders Fund”)
•	abrdn Global Equity Impact Fund (formerly, Aberdeen Global Equity Impact Fund) (“Global Equity Impact Fund”)
•	abrdn Global Infrastructure Fund (formerly, Aberdeen Global Infrastructure Fund) (“Global Infrastructure Fund”)
•	abrdn International Small Cap Fund (formerly, Aberdeen International Small Cap Fund) (“International Small Cap Fund”)
•	abrdn International Sustainable Leaders Fund (formerly, Aberdeen International Sustainable Leaders Fund) (“International Sustainable Leaders Fund”)
•	abrdn Realty Income & Growth Fund (formerly, Aberdeen Realty Income & Growth Fund) (“Realty Income & Growth Fund”)
•	abrdn U.S. Small Cap Equity Fund (formerly, Aberdeen U.S. Small Cap Equity Fund) (“U.S. Small Cap Equity Fund”)
•	abrdn U.S. Sustainable Leaders Fund (formerly, Aberdeen U.S. Sustainable Leaders Fund) (“U.S. Sustainable Leaders Fund”)
•	abrdn U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen U.S. Sustainable Leaders Smaller Companies Fund) (“U.S. Sustainable Leaders Smaller Companies Fund”)
2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") designated abrdn Inc. ("abrdn" or the "Adviser") as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to
134	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.
Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Investment Adviser as Valuation Designee taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Investment Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
2022 Annual Report	135

Notes to Financial Statements  (continued)
October 31, 2022

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of October 31, 2022 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
China A Share Equity Fund
Assets
Investments in Securities
Common Stocks	$243,347	$30,154,994	$–	$30,398,341
Exchange-Traded Funds	151,636	–	–	151,636
Short-Term Investment	380,882	–	–	380,882
Total Investments	$775,865	$30,154,994	$–	$30,930,859
Total Assets	$775,865	$30,154,994	$–	$30,930,859
Dynamic Dividend Fund
Assets
Investments in Securities
Common Stocks	$64,861,310	$31,217,329	$–	$96,078,639
Preferred Stocks	–	1,195,900	–	1,195,900
Short-Term Investment	2,895,263	–	–	2,895,263
Total Investments	$67,756,573	$32,413,229	$–	$100,169,802
Total Assets	$67,756,573	$32,413,229	$–	$100,169,802
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(37,478)	$–	$(37,478)
Total Liabilities	$–	$(37,478)	$–	$(37,478)
Emerging Markets ex-China Fund
Assets
Investments in Securities
Common Stocks	$5,108,113	$18,474,247	$–	$23,582,360
Preferred Stocks	428,342	–	–	428,342
Short-Term Investment	610,605	–	–	610,605
Total Investments	$6,147,060	$18,474,247	$–	$24,621,307
Total Assets	$6,147,060	$18,474,247	$–	$24,621,307
136	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Emerging Markets Fund
Assets
Investments in Securities
Common Stocks	$370,266,288	$1,632,497,400	$–	$2,002,763,688
Preferred Stocks	40,692,722	135,475,080	–	176,167,802
Short-Term Investment	71,047,744	–	–	71,047,744
Total Investments	$482,006,754	$1,767,972,480	$–	$2,249,979,234
Total Assets	$482,006,754	$1,767,972,480	$–	$2,249,979,234
Emerging Markets Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$20,885,177	$81,495,221	$–	$102,380,398
Preferred Stocks	2,085,645	7,432,297	–	9,517,942
Short-Term Investment	1,312,096	–	–	1,312,096
Total Investments	$24,282,918	$88,927,518	$–	$113,210,436
Total Assets	$24,282,918	$88,927,518	$–	$113,210,436
Global Equity Impact Fund
Assets
Investments in Securities
Common Stocks	$23,701,272	$21,819,304	$–	$45,520,576
Short-Term Investment	161,466	–	–	161,466
Total Investments	$23,862,738	$21,819,304	$–	$45,682,042
Total Assets	$23,862,738	$21,819,304	$–	$45,682,042
Global Infrastructure Fund
Assets
Investments in Securities
Common Stocks	$25,321,342	$20,940,548	$–	$46,261,890
Rights	177	–	–	177
Short-Term Investment	314,397	–	–	314,397
Total Investments	$25,635,916	$20,940,548	$–	$46,576,464
Total Assets	$25,635,916	$20,940,548	$–	$46,576,464
International Small Cap Fund
Assets
Investments in Securities
Common Stocks	$44,748,837	$129,484,454	$–	$174,233,291
Preferred Stocks	–	2,025,063	–	2,025,063
Short-Term Investment	1,947,367	–	–	1,947,367
Total Investments	$46,696,204	$131,509,517	$–	$178,205,721
Total Assets	$46,696,204	$131,509,517	$–	$178,205,721
2022 Annual Report	137

Notes to Financial Statements  (continued)
October 31, 2022

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
International Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$8,491,860	$70,894,794	$–	$79,386,654
Short-Term Investment	2,185,046	–	–	2,185,046
Total Investments	$10,676,906	$70,894,794	$–	$81,571,700
Total Assets	$10,676,906	$70,894,794	$–	$81,571,700
Realty Income & Growth Fund
Assets
Investments in Securities
Common Stocks	$40,460,530	$–	$–	$40,460,530
Short-Term Investment	1,696,494	–	–	1,696,494
Total Investments	$42,157,024	$–	$–	$42,157,024
Total Assets	$42,157,024	$–	$–	$42,157,024
U.S. Small Cap Equity Fund
Assets
Investments in Securities
Common Stocks	$720,471,609	$–	$–	$720,471,609
Short-Term Investment	6,336,367	–	–	6,336,367
Total Investments	$726,807,976	$–	$–	$726,807,976
Total Assets	$726,807,976	$–	$–	$726,807,976
U.S. Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$324,733,669	$–	$–	$324,733,669
Short-Term Investment	12,528,695	–	–	12,528,695
Total Investments	$337,262,364	$–	$–	$337,262,364
Total Assets	$337,262,364	$–	$–	$337,262,364
U.S. Sustainable Leaders Smaller Companies Fund
Assets
Investments in Securities
Common Stocks	$15,727,800	$–	$–	$15,727,800
Short-Term Investment	174,697	–	–	174,697
Total Investments	$15,902,497	$–	$–	$15,902,497
Total Assets	$15,902,497	$–	$–	$15,902,497
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended October 31, 2022, there were no significant changes to the fair valuation methodologies.
Level 3 investments held during and at the end of the year ended October 31, 2022 in relation to net assets, of the Emerging Markets Fund and of the International Sustainable Leaders Fund, were not significant (0.0% of total net assets) and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented. The valuation technique used at October 31, 2022 was fair valuation at zero pursuant to procedures approved by the Fund's Board of Trustees.
138	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.
d.	Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.	Derivative Financial Instruments:
Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Funds' currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year October 31, 2022, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
2022 Annual Report	139

Notes to Financial Statements  (continued)
October 31, 2022

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Summary of Derivative Instruments
Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2022:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Dynamic Dividend Fund
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$37,478	$–	$–	$–	$37,478
Total	$–	$37,478	$–	$–	$–	$37,478
Amounts listed as “–” are $0 or round to $0.
Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2022 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Dynamic Dividend Fund
Foreign Currency Exchange Contracts(3)
Morgan Stanley & Co.	$–	$–	$–	$–	$37,478	$–	$–	$37,478
Amounts listed as “–” are $0 or round to $0.
(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
(3)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
140	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Dynamic Dividend Fund
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Forward Currency Contracts	$–	$562,959	$–	$–	$–	$562,959
Total	$–	$562,959	$–	$–	$–	$562,959
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Forward Currency Contracts	$–	$(35,464)	$–	$–	$–	$(35,464)
Total	$–	$(35,464)	$–	$–	$–	$(35,464)
Global Infrastructure Fund
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Forward Currency Contracts	$–	$16,588	$–	$–	$–	$16,588
Total	$–	$16,588	$–	$–	$–	$16,588
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Forward Currency Contracts	$–	$1,279	$–	$–	$–	$1,279
Total	$–	$1,279	$–	$–	$–	$1,279
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2022. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2022.
Derivative	Average Notional Value
Dynamic Dividend Fund
Foreign Currency Contracts Sold	$2,832,471
Global Infrastructure Fund
Foreign Currency Contracts Purchased	$403,621
Foreign Currency Contracts Sold	$1,531,174
f.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
2022 Annual Report	141

Notes to Financial Statements  (continued)
October 31, 2022

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of month-end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
g.	Distributions:
Distributions from net investment income, if any, are declared and paid annually for all Funds except the Dynamic Dividend Fund, which declares and pays monthly, and the Global Infrastructure Fund and Realty Income & Growth Fund, which declare and pay quarterly. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for foreign currencies and loss deferrals.
h.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.
i.	Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
The Dynamic Dividend Fund has received requests from the German Federal Tax Office ("GTO") for additional documents and information relating to withholding tax refunds from 2009-2011 that the Fund has previously received and recorded. The tax refunds previously received amount to approximately 1.26% of the Dynamic Dividend Fund's net assets as of October 31, 2022. Of the 1.26%, 0.87% are contested by the GTO. The Dynamic Dividend Fund may be required to return all or certain amounts or pay a settlement in connection with the GTO request. Based on information available as of the date of this Annual report, an estimated repayment amount, at the full amount of the previously received refunds being contested, has been accrued as a liability and is reflected within the Dynamic Dividend Fund's net asset value, which impacts its performance. This amount is reflected in the accompanying statement of assets and liabilities as payable for foreign withholding taxes. Furthermore, upon final determination of the GTO, if the actual amount payable differs significantly from the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Dynamic Dividend Fund's net asset value and performance may be materially impacted. The precise amount of the repayment remains uncertain as the matter remains unsettled with the GTO.
abrdn Global Equity Impact Fund (“GEI”) and abrdn International Sustainable Leaders Fund (“ISL”). The total return in the financial highlights reflects the receipt of the payment of Article 63 EU Tax Reclaims net of estimated taxes payable to the IRS on behalf of shareholders to the IRS. At the time of receipt, those payments, net of applicable tax, resulted in an increase in net assets approximately 3.1%, 0.3%, 0.9%, and
142	2022 Annual Report

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October 31, 2022

2.1% in 2017, 2018, 2019 and 2022, respectively for GEI and an increase in net assets of approximately 5.4% 2.1%, 1.4% in 2017, 2019 and 2022, respectively for ISL, based upon the net asset value as of the date of receipt. Without these payments, GEI’s and ISL’s performance would have been lower during each respective period in which the refunds and/or interest was received or recognized under U.S. GAAP. Additionally, past returns would have been higher had each Predecessor Fund not originally paid the withholding taxes that relate to the Article 63 EU reclaims that have been returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each fund recognizes Article 63 EU Tax Reclaims when uncertainty relating to these claims, including but not limited to resolution of administrative and judicial proceedings and likelihood of receipt, have been resolved.
In 2022, Article 63 EU Tax reclaims and interest, as applicable, were paid to each Fund related to French and Swedish dividend withholding tax. The net assets of GEI and ISL increased by 2.1% and 1.4%, respectively, based upon the net asset value as of the date of receipt. As of October 31, 2022, GEI and ISL have remaining Article 63 EU Tax Reclaims, primarily related to France, Germany, and Spain. During the year ended October 31, 2022, based upon evaluation of facts and circumstances related to the outstanding claims, the outstanding reclaims related to France and Spain were accrued as a receivable, and are reflected as Article 63 EU Tax Reclaims Receivable on the accompanying statements of assets and liabilities. Additionally, a payable to the IRS on behalf of shareholders related to Article 63 tax reclaims was accrued and is reflected on the accompanying statement of assets and liabilities. The net assets of GEI and ISL increased by 2.3% and 2.3%, respectively, based upon the net asset value as of the date of recognition.
Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and Spain are not deemed to meet the recognition criteria under U.S. GAAP as of October 31, 2022, and have not been recorded in each fund’s respective net asset value. As of October 31, 2022, the total amount of outstanding reclaims (before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims) filed with Germany and Spain represents 3.4% and 3.0%, respectively, of net assets of GEI and ISL. These amounts net of estimated taxes represent 1.9% and 1.7%, respectively, of net assets of GEI and ISL. Recognition by the Fund of these amounts would have a positive impact on the Fund's performance.
The payments received on tax reclaims (including interest payments) within the year ended October 31, 2022 and from prior periods were as follows:

	Amount	Percent of Net Assets as of Fiscal Period End	Received Date Range
Global Equity Impact Fund
Withholding Tax Refunds Received from Country:
Finland	$500,000	0.25%*	5/21/2015
Poland	4,400,193	4.68%**	2/1/2017-2/24/2017
Poland	380,000	0.59%***	8/22/2018
Poland	1,011,000	1.62%****	2/12/2019-9/4/2019
Sweden	150,447	0.32%*****	6/1/2022
France	1,920,555	4.14%*****	6/15/2022
International Sustainable Leaders Fund
Withholding Tax Refunds Received from Country:
Finland	1,355,000	0.35%*	5/21/2015
Poland	16,452,314	7.74%**	12/16/2016-2/24/2017
Poland	5,504,000	3.68%****	12/12/2018-9/4/2019
Sweden	210,317	0.26%*****	6/1/2022
France	2,115,068	2.58%*****	6/15/2022
*	As of October 31, 2015
**	As of October 31, 2017
***	As of October 31, 2018
****	As of October 31, 2019
*****	As of October 31, 2022
2022 Annual Report	143

Notes to Financial Statements  (continued)
October 31, 2022

The receipt of Article 63 EU reclaims from these jurisdictions also results in a tax liability to the shareholders to offset the tax benefits that shareholders received in the past. Such amounts are based on a closing agreement template created by the IRS, that is applicable to all industry participants, in relation to the remittance by a fund of taxes due by its shareholders and paid on their behalf by the fund. The Funds accrue this tax liability which each intends to settle on behalf of its shareholders in accordance with U.S. GAAP. For tax accounting purposes, interest payments received on these payments (if any) are treated as income and are distributed in due course. Additionally, fluctuations in the value of foreign currencies may affect the Funds' tax liability, because the Internal Revenue Service may require a Fund to pay any taxes owed on interest payments on Article 63 EU Tax Reclaims amounts in U.S Dollars based on the foreign currency exchange rate with the applicable jurisdiction that was in effect at the time the Article 63 EU Tax Reclaims amounts were incurred by the Predecessor Fund.
In August 2022, the Funds executed a closing agreement with the Internal Revenue Service that determined the amount of taxes to be paid on behalf of shareholders related to the reclaims and interest received from Finland and Poland. The amounts paid in ISL and GEI were $11,609,280 and $3,337,794, respectively, which represented an increase of $1,990,404 and $815,677, respectively, related to previous estimates for such payments. This increase is reported on the Statement of Operations within foreign tax withholding.
Based on information available as of the date of this Annual report, an estimated tax amount has been accrued and is reflected (approx. 5.0% and 3.9% of net assets in GEI and ISL, respectively) related to the reclaims received from France and Sweden as well as the reclaims recorded associated with Spain and France. This amount is reflected as Payable to IRS on behalf of shareholders related to Article 63 EU Tax reclaims on the accompanying statements of asset and liabilities.
The Emerging Markets Sustainable Leaders Fund filed for Article 63 EU Tax Reclaims in France and Germany. As of October 31, 2022, the total amount of outstanding reclaims (before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims) filed with France and Germany represents 1.1% of net assets. These amounts net of estimated taxes represent 0.6% of net assets. Recognition by the Fund of these amounts would have a positive impact on the Fund's performance. Based upon evaluation of facts and circumstances related to the outstanding claims, the claims were deemed to not meet the recognition criteria under U.S. GAAP as of October 31, 2022, and have not been recorded in the Fund’s net asset value.
j.	Securities Lending
Through an agreement with Securities Finance Trust Company as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.
Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.
The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.
At October 31, 2022, the Funds did not have any securities on loan.
3.  Agreements and Transactions with Affiliates
a.	Investment Adviser
Under the Investment Advisory Agreement with the Trust, abrdn manages the Funds in accordance with the policies and procedures established by the Board.
144	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
China A Share Equity Fund	Up to $500 million	0.850%
	$500 million up to $2 billion	0.800%
	On $2 billion and more	0.750%
Dynamic Dividend Fund	Up to $250 million	1.000%
	On $250 million and more	0.950%
Emerging Markets ex-China Fund	Up to $500 million	0.900%
	$500 million up to $2 billion	0.850%
	On $2 billion and more	0.800%
Emerging Markets Fund	On all assets	0.900%
Emerging Markets Sustainable Leaders Fund	On all assets	0.800%
Global Equity Impact Fund	$0 up to $500 million	0.750%
	$500 million up to $2 billion	0.730%
	$2 billion and more	0.700%
Global Infrastructure Fund	Up to $250 million	0.850%
	$250 million up to $750 million	0.800%
	$750 million to $1 billion	0.750%
	On $1 billion and more	0.650%
International Small Cap Fund	Up to $100 million	0.850%
	On $100 million and more	0.750%
International Sustainable Leaders Fund	$0 up to $500 million	0.750%
	$500 million up to $2 billion	0.730%
	$2 billion and more	0.700%
Realty Income & Growth Fund	Up to $250 million	1.000%
	$250 million up to $750 million	0.950%
	$750 million up to $1 billion	0.900%
	On $1 billion and more	0.800%
U.S. Small Cap Equity Fund	Up to $100 million	0.950%
	On $100 million and more	0.800%
U.S. Sustainable Leaders Fund	Up to $500 million	0.750%
	$500 million up to $2 billion	0.700%
	On $2 billion and more	0.650%
U.S. Sustainable Leaders Smaller Companies Fund	Up to $500 million	0.750%
	$500 million up to $2 billion	0.700%
	On $2 billion and more	0.650%
The Adviser has engaged the services of affiliates abrdn Asia Limited (formerly, Aberdeen Standard Investments (Asia) Limited) and abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.
The Trust and abrdn have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund this contractual limitation may not be terminated before February 28, 2023 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For each Fund except the Dynamic Dividend Fund, Global Equity Impact Fund, Global Infrastructure Fund and International Sustainable Leaders Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to
2022 Annual Report	145

Notes to Financial Statements  (continued)
October 31, 2022

the Dynamic Dividend Fund and Global Infrastructure Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses. The Expense Limitation Agreement with respect to the Global Equity Impact Fund and International Sustainable Leaders Fund excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses and Rule 12b-1 fees for Class A shares and extraordinary expenses.
Fund	Limit
China A Share Equity Fund	0.99%
Emerging Markets ex-China Fund	1.10%
Emerging Markets Fund	1.10%
Emerging Markets Sustainable Leaders Fund	1.10%
Global Equity Impact Fund	0.90%
International Small Cap Fund	0.99%
International Sustainable Leaders Fund	0.90%
U.S. Small Cap Equity Fund	0.99%
U.S. Sustainable Leaders Fund	0.90%
U.S. Sustainable Leaders Smaller Companies Fund	0.90%

Fund	Class A Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	1.25%
Global Infrastructure Fund	1.24%	0.99%
Realty Income & Growth Fund	1.25%	1.00%
abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
As of October 31, 2022, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to abrdn for each Fund, based on expenses reimbursed by abrdn, including adjustments described above, would be:
Fund	Amount Fiscal Year 2020 (Expires 10/31/23)	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Total*
China A Share Equity Fund	$194,764	$244,894	$299,918	$739,576
Dynamic Dividend Fund	114,147	180,278	104,327	398,752
Emerging Markets ex-China Fund	173,186	191,740	183,875	548,801
Emerging Markets Fund	2,887,668	1,800,053	3,610,371	8,298,092
Emerging Markets Sustainable Leaders Fund	32,170	38,869	262,777	333,816
Global Equity Impact Fund	288,816	240,122	300,400	829,338
Global Infrastructure Fund	162,223	207,420	181,503	551,146
International Small Cap Fund	291,518	261,986	386,527	940,031
International Sustainable Leaders Fund	391,729	324,735	427,265	1,143,729
Realty Income & Growth Fund	254,885	245,459	214,703	715,047
U.S. Small Cap Equity Fund	327,286	604,829	573,835	1,505,950
U.S. Sustainable Leaders Fund	257,392	216,967	209,581	683,940
U.S. Sustainable Leaders Smaller Companies Fund	164,571	202,597	213,043	580,211

146	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.	Fund Administration
Under the terms of the Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays abrdn an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with abrdn, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. abrdn pays State Street for providing such services.
c.	Distributor and Shareholder Servicing
The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.
The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class C Shares(a)	Class R Shares(a)
China A Share Equity Fund	0.25%	1.00%	0.50%
Dynamic Dividend Fund	0.25%	–	–
Emerging Markets ex-China Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Emerging Markets Sustainable Leaders Fund	0.25%	1.00%	0.50%
Global Equity Impact Fund	0.25%	–	–
Global Infrastructure Fund	0.25%	–	–
International Small Cap Fund	0.25%	1.00%	0.50%
International Sustainable Leaders Fund	0.25%	–	–
Realty Income & Growth Fund	0.25%	–	–
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Sustainable Leaders Fund	0.25%	1.00%	–
U.S. Sustainable Leaders Smaller Companies Fund	0.25%	–	0.50%

(a)	0.25% of which is service fees.
The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.
In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2022 was as follows:
2022 Annual Report	147

Notes to Financial Statements  (continued)
October 31, 2022

Fund	Commissions Retained from Front-End Sales Charges of Class A and Class A1 Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A and Class A1) Shares
China A Share Equity Fund	$34,192	$876
Dynamic Dividend Fund	3,864	–
Emerging Markets ex-China Fund	3,195	–
Emerging Markets Fund	1,847	422
Emerging Markets Sustainable Leaders Fund	252	26
Global Equity Impact Fund	16,285	–
Global Infrastructure Fund	10,515	–
International Small Cap Fund	2,273	–
International Sustainable Leaders Fund	5,396	–
Realty Income & Growth Fund	–	–
U.S. Small Cap Equity Fund	60,624	2,986
U.S. Sustainable Leaders Fund	5,157	–
U.S. Sustainable Leaders Smaller Companies Fund	14,695	3,190
Total Retained	$158,295	$ 7,500
Amounts listed as “–” are $0 or round to $0.
d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2023, the administrative service fee for a Fund is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.
The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2022 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
China A Share Equity Fund	$12,961	$1,703	$4,110	$743	$23,667
Dynamic Dividend Fund	3,798	–	–	–	73,092
Emerging Markets ex-China Fund	21,234	355	1,777	270	875
Emerging Markets Fund	211,678	5,605	169,987	753,671	2,517,328
Emerging Markets Sustainable Leaders Fund	21,798	616	5,932	44,716	33,400
Global Equity Impact Fund	42,258	–	–	–	24,158
Global Infrastructure Fund	9,892	–	–	–	33,101
International Small Cap Fund	86,585	709	3,125	–	192,105
International Sustainable Leaders Fund	124,917	–	–	–	11,703
148	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Realty Income & Growth Fund	$571	$–	$–	$–	$34,940
U.S. Small Cap Equity Fund	162,749	30,101	7,378	46,271	679,339
U.S. Sustainable Leaders Fund	112,262	356	–	83,732	6,832
U.S. Sustainable Leaders Smaller Companies Fund	8,151	353	4,159	525	7,745
Amounts listed as “–” are $0 or round to $0.
e.	Purchase/Sale Transactions Between Affiliates
The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the fiscal year ended October 31, 2022, the Funds did not engage in any of these trades.
4.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2022, were as follows:
Fund	Purchase	Sales
China A Share Equity Fund	$13,843,941	$41,193,067
Dynamic Dividend Fund	88,737,657	89,030,360
Emerging Markets ex-China Fund	34,746,534	33,594,864
Emerging Markets Fund	1,267,607,288	2,395,284,766
Emerging Markets Sustainable Leaders Fund	44,490,933	75,905,188
Global Equity Impact Fund	21,445,303	30,825,223
Global Infrastructure Fund	12,382,232	15,545,427
International Small Cap Fund	141,310,632	118,261,527
International Sustainable Leaders Fund	42,958,765	62,916,783
Realty Income & Growth Fund	11,803,938	17,249,025
U.S. Small Cap Equity Fund	534,022,728	690,747,905
U.S. Sustainable Leaders Fund	178,613,313	227,375,026
U.S. Sustainable Leaders Smaller Companies Fund	12,658,285	10,102,719
5.  Portfolio Investment Risks
a.	Concentration Risk
The Global Infrastructure Fund and Realty Income & Growth Fund are subject to concentration risk. Each Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. Each Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on each Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
b.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
2022 Annual Report	149

Notes to Financial Statements  (continued)
October 31, 2022

c.	Dividend Strategy Risk
The Dynamic Dividend Fund and Realty Income & Growth Fund are subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.
d.	Emerging Markets Risk
The risks of investing in emerging markets countries are a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
e.	Equity Linked Notes
The China A Share Equity Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).
f.	Equity Securities Risk
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
g.	Exchange-Traded Fund Risk
To the extent that the China A Share Equity Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.
h.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
i.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. To the extent a Fund invests heavily in Asian issuers, the Fund may be more volatile than a fund which is broadly diversified geographically.
150	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

China Risk. Concentrating investments in China and Hong Kong subjects the China A Shares Equity Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund’s ability to trade in China A Shares will be impacted which may affect the Fund’s performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.
India Risk. The value of a Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund’s portfolio. Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect a Fund’s investments. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause a Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.
j.	Illiquid Securities Risk
Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
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Notes to Financial Statements  (continued)
October 31, 2022

k.	Impact of Large Redemptions and Purchases of Fund Shares
Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.
l.	Impact Investing Risk
In implementing the Global Equity Impact Fund’s ESG (Environmental, Social and Governance) investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund’s ESG strategy could cause it to perform differently compared to funds that do not have such strategy. ESG investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. In evaluating an issuer, the Adviser utilizes, in part, information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess an issuer’s business practices with respect to the environment, social responsibility and corporate governance. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.
m.	Infrastructure-Related Investment Risk
Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
n.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
o.	LIBOR Risk
The Funds are subject to the risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) could adversely affect financial instruments that reference LIBOR as a benchmark interest rate. While some instruments may contemplate a scenario when LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments provide for an alternative rate, and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions.
p.	Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
q.	Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual
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Notes to Financial Statements  (continued)
October 31, 2022

stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies and new monetary programs. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
In addition, as noted above, uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries.
Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that abrdn, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for abrdn and its subsidiaries, including those providing services to the Funds. abrdn has a detailed contingency plan in place to seek to manage the consequences of Brexit on the Funds and to avoid the effect of any disruption on the Funds and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Funds will not be adversely impacted by Brexit despite these preparations.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Funds’ investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, including the Funds, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. In addition, as described above under “Foreign Securities Risk,” the ongoing military conflict between Russia and Ukraine may continue to result in significant negative impacts on the markets for certain securities and commodities globally, in addition to fluctuating pricing and liquidity of investments. These factors could have a significant impact on Fund performance and the value of the Funds’ investments. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
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Notes to Financial Statements  (continued)
October 31, 2022

r.	Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
s.	Non-Diversified Fund Risk
The Realty Income & Growth Fund's performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.
t.	Non-U.S. Taxation Risk
Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
u.	Portfolio Turnover Risk
The Dynamic Dividend Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a Fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
v.	Qualified Dividend Income Tax Risk
With respect to the Dynamic Dividend Fund, no assurance can be given as to what percentage of the distributions paid on shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.
w.	REIT and Real Estate Risk
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.
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October 31, 2022

x.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Healthcare Sector Risk. To the extent that the healthcare sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Healthcare-related companies may be smaller and less seasoned than companies in other sectors, and performance of companies in the healthcare sector may be adversely impacted by many factors, including, among others, government regulation. restrictions on government reimbursement for medical expenses, changes to the costs of medical products and services, pricing pressure, increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies, and other market developments. Many healthcare-related companies are dependent on patent protection, and, therefore, the expiration of patents may adversely affect the profitability of healthcare-related companies.
Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
y.	Small-Cap Securities Risk
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
z.	Sustainable Investing Risk
A Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to a Fund’s Sustainable Leaders strategy ,including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.
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Notes to Financial Statements  (continued)
October 31, 2022

aa.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Please read the Funds' prospectus for more detailed information regarding these and other risks.
6.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
7.  Tax Information
As of October 31, 2022, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
China A Share Equity Fund	$50,509,722	$146,974	$(19,725,837)	$(19,578,863)
Dynamic Dividend Fund	93,145,274	21,344,022	(14,319,494)	7,024,528
Emerging Markets ex-China Fund	27,453,005	1,101,855	(3,985,309)	(2,883,454)
Emerging Markets Fund	2,665,272,117	201,992,293	(617,285,176)	(415,292,883)
Emerging Markets Sustainable Leaders Fund	162,157,910	5,372,256	(54,319,730)	(48,947,474)
Global Equity Impact Fund	45,728,335	6,684,237	(6,730,530)	(46,293)
Global Infrastructure Fund	43,296,788	7,338,377	(4,058,701)	3,279,676
International Small Cap Fund	222,205,517	7,821,962	(51,821,758)	(43,999,796)
International Sustainable Leaders Fund	107,914,582	2,210,541	(28,553,423)	(26,342,882)
Realty Income & Growth Fund	35,866,951	8,365,439	(2,075,366)	6,290,073
U.S. Small Cap Equity Fund	809,627,617	62,360,993	(145,180,634)	(82,819,641)
U.S. Sustainable Leaders Fund	355,776,258	38,050,007	(56,563,901)	(18,513,894)
U.S. Sustainable Leaders Smaller Companies Fund	18,058,640	1,114,026	(3,270,169)	(2,156,143)
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The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China A Share Equity Fund	$42,904	$2,210,774	$2,253,678	$–	$–	$2,253,678
Dynamic Dividend Fund	5,854,531	656,823	6,511,354	–	162,968	6,674,322
Emerging Markets ex-China Fund	–	3,260,752	3,260,752	–	–	3,260,752
Emerging Markets Fund	75,550,719	390,351,786	465,902,505	–	–	465,902,505
Emerging Markets Sustainable Leaders Fund	8,918,774	31,005,272	39,924,046	–	–	39,924,046
Global Equity Impact Fund	33,169	–	33,169	–	–	33,169
Global Infrastructure Fund	1,233,841	1,170,468	2,404,309	–	–	2,404,309
International Small Cap Fund	3,632,385	18,234,244	21,866,629	–	–	21,866,629
International Sustainable Leaders Fund	–	–	–	–	–	–
Realty Income & Growth Fund	1,665,695	6,716,910	8,382,605	–	–	8,382,605
U.S. Small Cap Equity Fund	92,274,229	130,736,310	223,010,539	–	–	223,010,539
U.S. Sustainable Leaders Fund	46,765,062	79,716,902	126,481,964	–	–	126,481,964
U.S. Sustainable Leaders Smaller Companies Fund	2,795,644	2,444,562	5,240,206	–	–	5,240,206
Amounts listed as “–” are $0 or round to $0.
The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
China A Share Equity Fund	$53,382	$463,245	$516,627	$–	$516,627
Dynamic Dividend Fund	6,553,325	–	6,553,325	–	6,553,325
Emerging Markets ex-China Fund	–	–	–	–	–
Emerging Markets Fund	8,787,598	33,395,606	42,183,204	–	42,183,204
Emerging Markets Sustainable Leaders Fund	454,746	–	454,746	–	454,746
Global Equity Impact Fund	354,407	–	354,407	–	354,407
Global Infrastructure Fund	1,653,806	39,441	1,693,247	–	1,693,247
International Small Cap Fund	–	–	–	–	–
International Sustainable Leaders Fund	931,262	–	931,262	–	931,262
Realty Income & Growth Fund	614,019	5,677,170	6,291,189	–	6,291,189
U.S. Small Cap Equity Fund	7,615,912	41,783,512	49,399,424	–	49,399,424
U.S. Sustainable Leaders Fund	11,862,382	36,364,159	48,226,541	–	48,226,541
U.S. Sustainable Leaders Smaller Companies Fund	169,299	1,648,863	1,818,162	–	1,818,162
Amounts listed as “–” are $0 or round to $0.
2022 Annual Report	157

Notes to Financial Statements  (continued)
October 31, 2022

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
China A Share Equity Fund	$–	$–	$–	$–	$–	$–	$–	$(19,578,864)	$(8,558,990)	$(28,137,854)
Dynamic Dividend Fund	$–	$–	$–	$–	$–	$–	$–	$7,076,503	$–	7,076,503
Emerging Markets ex-China Fund	–	145,461	5,716,302	–	–	–	–	(2,885,060)	(3,750,615)	(773,912)
Emerging Markets Fund	–	37,064,337	–	–	–	–	–	(425,070,895)	(33,371,243)	(421,377,801)
Emerging Markets Sustainable Leaders Fund	–	1,214,037	–	–	–	–	–	(49,235,175)	(9,278,411)	(57,299,549)
Global Equity Impact Fund	–	2,319,140	–	–	–	–	501,484	15,103	(13,244,102)	(10,408,375)
Global Infrastructure Fund	–	–	865,590	–	–	–	–	3,278,380	–	4,143,970
International Small Cap Fund	–	3,165,365	–	–	–	–	–	(44,095,948)	(24,510,835)	(65,441,418)
International Sustainable Leaders Fund	–	5,102,324	–	–	–	–	139,366	(26,237,572)	(401,754,636)	(422,750,518)
Realty Income & Growth Fund	–	68,156	2,476,600	–	–	–	–	6,290,074	–	8,834,830
U.S. Small Cap Equity Fund	–	–	34,980,497	–	–	(2,905,843)	–	(82,819,641)	–	(50,744,987)
U.S. Sustainable Leaders Fund	–	1,407,046	–	–	–	–	–	(18,513,895)	–	(17,106,849)
U.S. Sustainable Leaders Smaller Companies Fund	–	–	–	–	–	(72,917)	–	(2,156,104)	(309,339)	(2,538,360)
Amounts listed as “–” are $0 or round to $0.
*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to tax deferral of losses on wash sales.
**	As of October 31, 2022, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.
Fund	Amounts	Expires
China A Share Equity Fund	$1,712,837	Unlimited (Short-Term)
China A Share Equity Fund	6,846,153	Unlimited (Long-Term)
Emerging Markets ex-China Fund	3,750,615	Unlimited (Long-Term)
Emerging Markets Fund	33,371,243	Unlimited (Short-Term)
Emerging Markets Sustainable Leaders Fund	5,587,778	Unlimited (Short-Term)
Emerging Markets Sustainable Leaders Fund	3,690,633	Unlimited (Long-Term)
Global Equity Impact Fund	834,340	Unlimited (Short-Term)
Global Equity Impact Fund	12,409,762	Unlimited (Long-Term)
International Small Cap Fund	24,510,835	Unlimited (Short-Term)
International Sustainable Leaders Fund	8,796,709	Unlimited (Short-Term)
158	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

Fund	Amounts	Expires
International Sustainable Leaders Fund	$392,957,927	Unlimited (Long-Term)
U.S. Sustainable Leaders Smaller Companies Fund	132,648	Unlimited (Short-Term)
U.S. Sustainable Leaders Smaller Companies Fund	176,691	Unlimited (Long-Term)
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to equalization and net operating loss. These reclassifications have no effect on net assets or NAVs per share.
Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
China A Share Equity Fund	$(108,688)	$108,688
Emerging Markets ex-China Fund	149,952	(149,952)
Global Equity Impact Fund	(1,427,277)	1,427,277
Global Infrastructure Fund	20,663	(20,663)
International Sustainable Leaders Fund	(4,038,782)	4,038,782
Realty Income & Growth Fund	149,305	(149,305)
U.S. Small Cap Equity Fund	3,665,657	(3,665,657)
U.S. Sustainable Leaders Fund	60,887	(60,887)
U.S. Sustainable Leaders Smaller Companies Fund	(22,038)	22,038
8.  Significant Shareholders
As of October 31, 2022, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:
Fund	Record Ownership %	Number of Account Owners
China A Share Equity Fund	54.5%	4
Dynamic Dividend Fund	51.5	5
Emerging Markets ex-China Fund	33.3	2
Emerging Markets Fund	67.9	5
Emerging Markets Sustainable Leaders Fund	46.2	3
Global Equity Impact Fund	26.1	3
Global Infrastructure Fund	54.1	4
International Small Cap Fund	63.0	3
International Sustainable Leaders Fund	51.4	2
Realty Income & Growth Fund	53.4	3
U.S. Small Cap Equity Fund	42.3	5
U.S. Sustainable Leaders Fund	11.9	1
U.S. Sustainable Leaders Smaller Companies Fund	37.5	4
9.  Line of Credit
The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.
2022 Annual Report	159

Notes to Financial Statements  (concluded)
October 31, 2022

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month LIBOR as in effect on such day, or (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points, plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2022, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the  fiscal year ended October 31, 2022.
Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
China A Share Equity Fund	547,143	2.33%	16
Dynamic Dividend Fund	375,000	1.68%	3
Emerging Markets ex-China Fund	2,850,000	1.43%	1
Emerging Markets Fund	49,927,261	1.62%	16
Emerging Markets Sustainable Leaders Fund	2,992,690	1.43%	12
Global Equity Impact Fund	442,116	1.43%	8
Global Infrastructure Fund	200,000	1.68%	3
International Small Cap Fund	4,894,614	3.00%	17
International Sustainable Leaders Fund	575,000	2.55%	2
Realty Income & Growth Fund	187,399	2.88%	28
U.S. Small Cap Equity Fund	9,587,500	1.96%	8
U.S. Sustainable Leaders Fund	2,450,000	1.43%	4
10.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.
Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2022.
160	2022 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
abrdn Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the funds listed in Appendix A, thirteen of the funds comprising abrdn Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
December 29, 2022
2022 Annual Report	161

Report of Independent Registered Public Accounting Firm  (concluded)

                                                                                 Appendix A
abrdn China A Share Equity Fund (formerly, Aberdeen China A Share Equity Fund)
abrdn Dynamic Dividend Fund (formerly, Aberdeen Dynamic Dividend Fund)
abrdn Emerging Markets ex-China Fund (formerly, Aberdeen Emerging Markets ex-China Fund)
abrdn Emerging Markets Fund (formerly, Aberdeen Emerging Markets Fund)
abrdn Emerging Markets Sustainable Leaders Fund (formerly, Aberdeen International Equity Fund)
abrdn Global Equity Impact Fund (formerly, Aberdeen Global Equity Impact Fund)
abrdn Global Infrastructure Fund (formerly, Aberdeen Global Infrastructure Fund)
abrdn International Small Cap Fund (formerly, Aberdeen International Small Cap Fund)
abrdn International Sustainable Leaders Fund (formerly, Aberdeen International Sustainable Leaders Fund)
abrdn Realty Income & Growth Fund (formerly, Aberdeen Realty Income & Growth Fund)
abrdn U.S. Small Cap Equity Fund (formerly, Aberdeen U.S. Small Cap Equity Fund)
abrdn U.S. Sustainable Leaders Fund (formerly, Aberdeen U.S. Sustainable Leaders Fund)
abrdn U.S. Sustainable Leaders Smaller Companies Fund (formerly, Aberdeen U.S. Sustainable Leaders Smaller Companies Fund)
162	2022 Annual Report

Other Tax Information  (Unaudited)

For the year ended October 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% (depending upon income levels) as qualified dividend income. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2022 Form 1099-DIV.
Fund	Qualified Dividend Income
Dynamic Dividend Fund	66.61%
Emerging Markets ex-China Fund	30.41%
Emerging Markets Fund	100.00%
Emerging Markets Sustainable Leaders Fund	10.89%
Global Equity Impact Fund	100.00%
Global Infrastructure Fund	66.53%
International Small Cap Fund	18.11%
U.S. Small Cap Equity Fund	1.19%
U.S. Sustainable Leaders Fund	1.33%
U.S. Sustainable Leaders Smaller Companies Fund	0.98%
For the taxable year ended October 31, 2022, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:
Fund	Dividends Received Deduction
Dynamic Dividend Fund	19.88%
Emerging Markets ex-China Fund	18.79%
Global Equity Impact Fund	100.00%
Global Infrastructure Fund	32.15%
U.S. Sustainable Leaders Fund	32.45%
The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2022. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2022) were as follows:
Fund	Foreign Tax
Emerging Markets ex-China Fund	$0.0331
Emerging Markets Sustainable Leaders Fund	$0.0392
Global Equity Impact Fund	$0.0199
International Small Cap Fund	$0.0629
During the year ended October 31, 2022, the following Funds reported dividends as long-term capital gains:
Fund	Amount
China A Share Equity Fund	$2,210,774
Dynamic Dividend Fund	$656,823
Emerging Markets ex-China Fund	$3,405,360
Emerging Markets Fund	$390,351,786
Emerging Markets Sustainable Leaders Fund	$31,005,272
Global Infrastructure Fund	$1,181,706
International Small Cap Fund	$18,234,244
Realty Income & Growth Fund	$6,886,293
U.S. Small Cap Equity Fund	$135,246,704
U.S. Sustainable Leaders Fund	$79,716,902
U.S. Sustainable Leaders Smaller Companies Fund	$2,444,562

2022 Annual Report	163

Shareholder Expense Examples  (Unaudited)

As a shareholder of the abrdn Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the abrdn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2022 and continued to hold your shares at the end of the reporting period, October 31, 2022.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
		Beginning Account Value, May 1, 2022	Actual Ending Account Value, October 31, 2022	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[12]	Annualized Expense Ratio**
China A Share Equity Fund	Class A	$ 1,000.00	$ 837.90	$ 1,018.45	$ 6.21	$ 6.82	1.34%
	Class C	$ 1,000.00	$ 835.00	$ 1,015.12	$ 9.25	$ 10.16	2.00%
	Class R	$ 1,000.00	$ 836.70	$ 1,017.19	$ 7.36	$ 8.08	1.59%
	Institutional Service Class	$ 1,000.00	$ 838.60	$ 1,019.56	$ 5.19	$ 5.70	1.12%
	Institutional Class	$ 1,000.00	$ 839.10	$ 1,020.22	$ 4.59	$ 5.04	0.99%
Dynamic Dividend Fund3	Class A	$ 1,000.00	$ 913.00	$ 1,026.82	$ (1.54)	$ (1.63)	(0.32)%
	Institutional Class	$ 1,000.00	$ 914.20	$ 1,028.18	$ (2.85)	$ (3.02)	(0.59)%
Emerging Markets ex-China Fund	Class A	$ 1,000.00	$ 910.30	$ 1,017.90	$ 6.98	$ 7.38	1.45%
	Class C	$ 1,000.00	$ 907.20	$ 1,014.62	$ 10.10	$ 10.66	2.10%
	Class R	$ 1,000.00	$ 908.30	$ 1,015.88	$ 8.90	$ 9.40	1.85%
	Institutional Service Class	$ 1,000.00	$ 911.40	$ 1,019.21	$ 5.73	$ 6.06	1.19%
	Institutional Class	$ 1,000.00	$ 911.70	$ 1,019.71	$ 5.25	$ 5.55	1.09%
Emerging Markets Fund	Class A	$ 1,000.00	$ 835.60	$ 1,017.04	$ 7.50	$ 8.24	1.62%
	Class C	$ 1,000.00	$ 834.50	$ 1,014.57	$ 9.76	$ 10.71	2.11%
	Class R	$ 1,000.00	$ 835.30	$ 1,016.33	$ 8.14	$ 8.94	1.76%
	Institutional Service Class	$ 1,000.00	$ 837.50	$ 1,018.85	$ 5.84	$ 6.41	1.26%
	Institutional Class	$ 1,000.00	$ 838.20	$ 1,019.66	$ 5.10	$ 5.60	1.10%
Emerging Markets Sustainable Leaders Fund	Class A	$ 1,000.00	$ 846.20	$ 1,017.75	$ 6.89	$ 7.53	1.48%
	Class C	$ 1,000.00	$ 843.40	$ 1,014.57	$ 9.80	$ 10.71	2.11%
	Class R	$ 1,000.00	$ 845.10	$ 1,016.48	$ 8.05	$ 8.79	1.73%
	Institutional Service Class	$ 1,000.00	$ 847.10	$ 1,019.36	$ 5.40	$ 5.90	1.16%
	Institutional Class	$ 1,000.00	$ 847.20	$ 1,019.66	$ 5.12	$ 5.60	1.10%
Global Equity Impact Fund3	Class A	$ 1,000.00	$ 917.10	$ 1,077.58	$ (50.21)	$ (54.41)	(10.39)%
	Institutional Class	$ 1,000.00	$ 918.10	$ 1,078.84	$ (51.44)	$ (55.75)	(10.64)%
Global Infrastructure Fund	Class A	$ 1,000.00	$ 903.10	$ 1,018.96	$ 5.95	$ 6.31	1.24%
	Institutional Class	$ 1,000.00	$ 904.40	$ 1,020.22	$ 4.75	$ 5.04	0.99%
164	2022 Annual Report

Shareholder Expense Examples  (Unaudited)  (concluded)

		Beginning Account Value, May 1, 2022	Actual Ending Account Value, October 31, 2022	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[12]	Annualized Expense Ratio**
International Small Cap Fund	Class A	$ 1,000.00	$ 834.40	$ 1,018.40	$ 6.24	$ 6.87	1.35%
	Class C	$ 1,000.00	$ 831.60	$ 1,015.12	$ 9.23	$ 10.16	2.00%
	Class R	$ 1,000.00	$ 833.10	$ 1,016.89	$ 7.62	$ 8.39	1.65%
	Institutional Class	$ 1,000.00	$ 835.80	$ 1,020.16	$ 4.63	$ 5.09	1.00%
International Sustainable Leaders Fund3	Class A	$ 1,000.00	$ 881.70	$ 1,074.56	$ (46.43)	$ (51.19)	(9.79)%
	Institutional Class	$ 1,000.00	$ 882.90	$ 1,075.52	$ (47.36)	$ (52.21)	(9.98)%
Realty Income & Growth Fund	Class A	$ 1,000.00	$ 819.50	$ 1,018.85	$ 5.78	$ 6.41	1.26%
	Institutional Class	$ 1,000.00	$ 821.00	$ 1,020.16	$ 4.59	$ 5.09	1.00%
U.S. Small Cap Equity Fund	Class A	$ 1,000.00	$ 976.40	$ 1,018.35	$ 6.77	$ 6.92	1.36%
	Class C	$ 1,000.00	$ 973.70	$ 1,015.17	$ 9.90	$ 10.11	1.99%
	Class R	$ 1,000.00	$ 975.20	$ 1,016.79	$ 8.31	$ 8.49	1.67%
	Institutional Service Class	$ 1,000.00	$ 977.70	$ 1,019.61	$ 5.53	$ 5.65	1.11%
	Institutional Class	$ 1,000.00	$ 978.40	$ 1,020.22	$ 4.94	$ 5.04	0.99%
U.S. Sustainable Leaders Fund	Class A	$ 1,000.00	$ 888.30	$ 1,019.21	$ 5.66	$ 6.06	1.19%
	Class C	$ 1,000.00	$ 886.00	$ 1,015.63	$ 9.03	$ 9.65	1.90%
	Institutional Service Class	$ 1,000.00	$ 889.60	$ 1,020.37	$ 4.57	$ 4.89	0.96%
	Institutional Class	$ 1,000.00	$ 890.50	$ 1,020.67	$ 4.29	$ 4.58	0.90%
U.S. Sustainable Leaders Smaller Companies Fund	Class A	$ 1,000.00	$ 963.20	$ 1,018.90	$ 6.19	$ 6.36	1.25%
	Class R	$ 1,000.00	$ 962.40	$ 1,017.29	$ 7.77	$ 7.98	1.57%
	Institutional Service Class	$ 1,000.00	$ 965.10	$ 1,019.66	$ 5.45	$ 5.60	1.10%
	Institutional Class	$ 1,000.00	$ 965.40	$ 1,020.67	$ 4.46	$ 4.58	0.90%

**	The expense ratio presented represents a six-month, annualized ratio.
1	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
2	Represents the hypothetical 5% return before expenses.
3	Uncertain taxes and costs associated with Article 63 EU Tax Reclaims are not included in the expense table above for Dynamic Dividend Fund, Global Equity Impact Fund and International Sustainable Leaders Fund. In addition to the operating expenses shown in the table above and based on the information available as of the date of this Report, the Fund has accrued an estimated tax expense for the potential taxes and costs of the Article 63 EU Tax Reclaims, which is not included in the table above. If these taxes and costs were included in the table above, the annualized expense ratio and actual expenses paid would materially increase.

2022 Annual Report	165

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements
At a regularly scheduled quarterly meeting (the “Quarterly Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the abrdn Funds (the “Trust”) held on June 15, 2022, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with abrdn Inc. (“AI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) by and among: (i) the Trust, AI and abrdn Asia Limited (“AAL”) and (ii) the Trust, AI and abrdn Investments Limited (formerly, "Aberdeen Asset Managers Limited") ("AIL") (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the following series of the Trust: abrdn China A Share Equity Fund, abrdn Dynamic Dividend Fund, abrdn Emerging Markets Ex-China Fund (formerly Aberdeen Global Equity Fund), abrdn Emerging Markets Fund, abrdn Emerging Markets Sustainable Leaders Fund, abrdn Global Equity Impact Fund, abrdn Global Infrastructure Fund, abrdn International Small Cap Fund, abrdn International Sustainable Leaders Fund, abrdn Realty Income & Growth Fund, abrdn U.S. Small Cap Equity Fund, abrdn U.S. Sustainable Leaders Fund, and abrdn U.S. Sustainable Leaders Smaller Companies Fund (each a “Fund,” and collectively the “Funds”). In addition, the Independent Trustees held a separate telephonic meeting on June 8, 2022 (together with the Quarterly Meeting held on June 15, 2022, the “Meetings”) to review the materials provided and the relevant legal considerations. AAL and AIL are affiliates of AI. AI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”
In connection with their consideration of whether to approve the continuation of the Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; (iii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iv) information about the profitability of the Agreements to the Advisers; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.
The Board, including the Independent Trustees, also considered other matters such as: (i) each Fund’s investment objective and strategies; (ii) the procedures employed to determine the value of the Funds’ assets; (iii) the Advisers’ investment personnel and operations; (iv) the Advisers’ financial results and financial condition; (v) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by AI’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from AI and the Sub-Advisers.
The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the continuation of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.
In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information relating to the services provided by the Advisers, including detailed information about each Fund’s investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Advisers’ management of the Funds) comparing each Fund against its respective peer group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.
Investment performance of the Funds and the Advisers. The Trustees received and reviewed with management, among other performance data, information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AI and its affiliates to the extent available. The Trustees reviewed and considered the Funds that had changed their investment strategies during the year and that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund’s investment strategy. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics.
166	2022 Annual Report

Supplemental Information (Unaudited)  (continued)

The Trustees also considered, as applicable, the performance of the Advisers since they commenced management of the Funds. The Trustees also considered AI’s and the Sub-Advisers’ performance generally, the performance of the fund family generally, the historical responsiveness of AI to Trustee concerns about performance, and the willingness of AI and the Sub-Advisers to take steps intended to improve performance.
Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.
The Board noted that it would continue to monitor the Funds’ performance and any actions taken by AI and its affiliates relating to performance.
The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AI to any separately managed accounts with a similar strategy. In reviewing the comparison of each Fund’s net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds’ advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds.  In considering the fees charged by AI to any comparable accounts, the Trustees also considered, among other things, management’s discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.
The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by AI out of its advisory fee. The Board also considered that AI had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which AI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time. The Trustees also noted that AI had agreed to reduce the advisory fees payable by certain Funds during the year.
The Trustees also considered the compensation AI and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AI and its affiliates’ relationships with the Funds, including the engagement of affiliates of AI to provide administrative and distribution services to the Funds.  The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether AI had implemented breakpoints and expense limitations with respect to the Funds.  The Trustees also examined the profitability of AI and its affiliates on a Fund-by-Fund basis.
After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AI and its affiliates from their relationships with the Funds were reasonable and supported the continuation of the Agreements.
The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AI and its affiliates. The Board considered the Advisers’ risk management processes. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. AI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered the allocation of responsibilities among the Advisers. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees considered not only the advisory services provided by AI to the Funds, but also the administrative services provided by AI to the Funds under a separate administration agreement.  The Trustees also took into account the Advisers’ investment experience. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the continuation of the Agreements.
Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management’s discussion of the Funds’ advisory fee structure.  The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds were subject to breakpoints in their investment advisory fees. The Board also considered how the Funds’ potential future growth and increased size would have an effect on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses.  The Trustees also took note of the costs of the services provided and the profitability to AI and its affiliates from their relationships with the Funds, as discussed above.
2022 Annual Report	167

Supplemental Information (Unaudited)  (concluded)

After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the continuation of the Agreements.
The Trustees also considered other factors, which included but were not limited to the following:
•	whether the Funds have operated in accordance with their investment objectives as well as the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AI. The Trustees also considered the compliance-related resources AI and its affiliates were providing to the Funds.
•	the nature, quality, cost and extent of administrative services performed by AI under the Advisory Agreement and under a separate agreement covering administrative services.
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.
•	so-called “fallout benefits” to AI, such as the benefits of research made available to AI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
* * *
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.
168	2022 Annual Report

Management of the Funds  (Unaudited)
As of October 31, 2022

The names, years of birth and business addresses of the trustees and officers of the Funds as of October 31, 2022, their principal occupations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds or the Funds' Advisers are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Interested Trustees
Stephen Bird† c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Trustee since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	28	None.
Independent Trustees
Radhika Ajmera c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Trustee since 2020	Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent nonexecutive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Funds since 2020 and abrdn Global Income Fund Inc, abrdn Asia-Pacific Income Fund Inc and abrdn Australia Equity Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.	23	None.
P. Gerald Malone c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Trustee since 2007 Chairman of the Board	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as a non-executive director of U.S. healthcare company Bionik Laboratories Corp. (2018 - July 2022), as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	28	None.
Rahn K. Porter c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Trustee since 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	19	Director of CenturyLink Investment Management Company since 2006, Director of BlackRidge Financial Inc. from 2004 to 2019.
2022 Annual Report	169

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2022

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Steven N. Rappaport c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Trustee since 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	20	Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company) from 2006 to 2018; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005; and Director of Credit Suisse NEXT Fund since 2013; and Director of Credit Suisse Park View Fund until 2016.
Warren C. Smith c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Trustee since 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993	19	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	As of October 31, 2022, the Fund Complex consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Standard Global Infrastructure Income Fund, abrdn Funds (which consists of 19 portfolios) and abdrn ETFs (which consists of 3 portfolios). For the purposes of listing the number of funds in the Fund Complex overseen by each Board member, each portfolio of abrdn Funds and abrdn ETFs is counted individually.
***	Directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
†	Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with the Investment Manager.
170	2022 Annual Report

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2022

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held* with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer	Since 2017	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Chris Demetriou** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – UK, EMEA and Americas. Mr. Demetriou joined abrdn Inc. in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President	Since 2022	Currently, Senior Product Manager for abrdn Inc. Prior to that she was a Senior Fund Administration Manager for abrdn Inc. Ms. Ferrari joined the company in June 2008.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President and Chief Executive Officer	Since 2022	Currently, Executive Director, Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2022	Currently, Senior Product Solutions and Implementation Manager for abrdn Inc. Ms. Hasson joined the company in November 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2009	Currently, Director, Senior Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2017	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
2022 Annual Report	171

Management of the Funds  (Unaudited)  (concluded)
As of October 31, 2022

Name, Address and Year of Birth	Position(s) Held* with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Andrea Melia** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Office	Since 2009	Currently, Vice President and Senior Director, Product Management for abrdn Inc. Ms. Melia joined abrdn Inc. in September 2009.
Ben Moser** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President	Since 2018	Currently, Head of Commercial Operations, Americas for abrdn Inc. Mr. Moser joined abrdn Inc. in July 2008.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in July 2007.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Funds' Trustees and Officers is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
172	2022 Annual Report

Management Information

Trustees
Radhika Ajmera
Stephen Bird
P. Gerald Malone, Chairman
Rahn K. Porter
Steven N. Rappaport
Warren C. Smith
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Fund Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Transfer Agent
SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
Distributor
Aberdeen Fund Distributors LLC
1900 Market Street, Suite 200
Philadelphia, PA 19103
Sub-Administrator, Custodian & Fund Accountant
State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Fund Counsel
Dechert LLP
1900 K Street N.W.
Washington, DC 20006

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
abrdn.us
AOE-0140-AR

abrdn Funds
Fixed Income and Multi-Asset Series
Annual Report
October 31, 2022
abrdn Emerging Markets Debt Fund (formerly, Aberdeen Emerging Markets Debt Fund)
Class A - AKFAX ■	Class C - AKFCX■	Class R - AKFRX■	Institutional Class - AKFIX■	Institutional Service Class - AKFSX■

abrdn Global Absolute Return Strategies Fund (formerly, Aberdeen Global Absolute Return Strategies Fund)
Class A - CUGAX ■	Class C - CGBCX■	Institutional Class - AGCIX■	Institutional Service Class - CGFIX■

abrdn Global High Income Fund (formerly, Aberdeen Global High Income Fund)
Class A - BJBHX ■	Institutional Class - JHYIX■

abrdn Intermediate Municipal Income Fund (formerly, Aberdeen Intermediate Municipal Income Fund)
Class A - NTFAX ■	Class C - GTICX■	Institutional Class - ABEIX■	Institutional Service Class - ABESX■

abrdn Short Duration High Yield Municipal Fund (formerly, Aberdeen Short Duration High Yield Municipal Fund)
Class A - AAHMX ■	Class C - ACHMX■	Institutional Class - AHYMX■

abrdn Ultra Short Municipal Income Fund (formerly, Aberdeen Ultra Short Municipal Income Fund)
Class A - ATOAX ■	Class A1 - ATOBX■	Institutional Class - ATOIX■

Market Review	Page 1
abrdn Emerging Markets Debt Fund	Page 3
abrdn Global Absolute Return Strategies Fund	Page 12
abrdn Global High Income Fund	Page 23
abrdn Intermediate Municipal Income Fund	Page 34
abrdn Short Duration High Yield Municipal Fund	Page 41
abrdn Ultra Short Municipal Income Fund	Page 53
Financial Statements	Page 60
Notes to Financial Statements	Page 82
Report of Independent Registered Public Accounting Firm	Page 109
Other Tax Information	Page 110
Shareholder Expense Examples	Page 111
Supplemental Information	Page 113
Management of the Funds	Page 116

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature. Please read it carefully before investing any money.
Investing in mutual funds involves risk, including possible loss of principal.
abrdn Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.
abrdn Inc. (formerly known as Aberdeen Standard Investments Inc.) (AI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.
The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.
Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature and on the Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.
abrdn
abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. In addition, the fund names are anticipated to be re-branded over the next year.

Market Review

Global stock and bond markets fell heavily over the 12-month reporting period ended October 31, 2022 after an extremely challenging calendar year to date for financial markets and the global economy. The MSCI AC World Index1 returned -19.96% for the period.
Previous optimism surrounding the reopening of the global economy after the pandemic was soon replaced by worries over soaring prices around the world. These inflationary pressures were made far worse by Russia's invasion of Ukraine in February. The conflict and resulting sanctions against Russia caused energy and food prices to spiral even higher, leading to cost-of-living crises in many countries. Central banks responded to multi-decade-high inflation levels in Western economies by raising interest rates in an increasingly aggressive fashion.
Global financial markets lurched downwards from the start of 2022, with stocks and bonds both under acute pressure since the turn of the year. Prices of shares and bonds fell heavily in January on worries that interest rates in Western economies would have to rise faster and further than previously anticipated. The outbreak of the Ukraine war brought further volatility and fears for the global economic outlook after energy and other commodity prices surged.
There was a further major sell-off in stock markets in June. This was triggered by mounting gloom over the outlook for the global economy after the U.S. Federal Reserve (Fed) took a tougher stance in its battle against inflation. July was a much better month for stock and bond markets, amid hopes that a slowing global economy would enable central banks to reverse recent interest rate hikes in 2023. However, this optimism faded in August as central banks, led by the Fed, reiterated the need to tame inflation. September brought another major sell-off in global stock and bond markets, as central banks continued to battle high inflation with rate increases. Global bond and share prices staged a partial recovery in October on hopes that an end to U.S. interest rate hikes may be in sight.
Emerging market (EM) equities retreated over the reporting period. The MSCI Emerging Markets Index2 returned -31.03% for the period. Markets sold off towards the end of 2021 after the so-called “Powell Pivot”, where the Fed abruptly moved towards monetary policy3 tightening. That led to a rotation out of growth stocks4 into value, and the trend continued going into 2022, where value stocks held up and opened a big lead in relative terms over quality and growth plays. Further compounding the headwinds was Russia’s unexpected invasion of Ukraine in late-February, which accelerated the rise of energy and other commodity prices on fears of supply disruption. In turn, that exacerbated global inflationary pressures. Investor sentiment turned increasingly pessimistic as central banks, including the Fed, ramped up their monetary policy tightening trajectories, triggering fears of a global recession. Moreover, the Fed’s aggressive moves on interest rates boosted the U.S. dollar’s strength versus peers, which further dented sentiment towards EMs. Also keeping markets on edge was China, which became a focal point as rising COVID-19 cases prompted authorities to implement stringent lockdowns in major cities like Shanghai. When the rate of new infection cases declined, the restrictions were gradually eased and the market outperformed, driven by strong fiscal and monetary support to stabilise the economy. However, subsequent developments added to investor concerns, including geopolitical tensions with the U.S., an ongoing property crisis and the resurgence of COVID-19, which sparked fears of more stringent lockdowns. The outcome of China’s 20th party congress in October, where President Xi Jinping consolidated power and secured a third term as leader, failed to inspire investor confidence. Oil and other commodity prices took a breather after their outperformance earlier in the year as concerns mounted that a potential global slowdown could dent demand. Investors turned even more ‘risk-off’ from July onwards as a result of higher-than-expected U.S. inflation and a more hawkish Fed. Compounding investor concerns were worries over China’s growth outlook, a further deterioration of U.S.-China relations and an escalation in the Russia-Ukraine conflict.
After a turbulent calendar year to date, global government bonds recorded an unprecedented 12-month performance. The JPM Global Government Bond Index5 returned -21.22%. After years of record-low interest rates, many central banks hiked rates, often in an increasingly aggressive fashion, as they tried to contain soaring inflation. Coupled with an end to bond-buying stimulus programs this has caused a major sell-off in government bonds in the year to date. For perspective, U.S. government bonds suffered their worst first half of a calendar year since 17886.
As well as winding down its bond-buying program over the period, the Fed adopted an increasingly aggressive approach to its interest rate policy. Starting with a 0.25 percentage point increase in March 2022, its first rate hike since 2018, it soon followed with a 0.50 percentage point increase in May and (previously unusually large) 0.75 percentage point hikes in June, July and September.
The Bank of England (BoE) was the first major central bank to raise rates since the pandemic. It increased its base rate from 0.10% to 0.25% in December 2021 and followed with six more consecutive rate increases, as United Kingdom (U.K.) annual consumer price inflation continued to climb, hitting a 40-year high of 10.1%. In September, U.K. bond yields climbed rapidly in the immediate wake of an ill-fated mini-Budget from the new Truss government. In highly volatile market conditions, the BoE bought UK government bonds (gilts) in a bid to restore market stability. October's swift reversal of the mini-Budget and Rishi Sunak's appointment as prime minister settled nerves and caused gilt prices to recover some ground. The European Central Bank kept its main interest rate unchanged at emergency negative levels, before finally raising rates by 0.50 percentage points in July and following with back-to-back 0.75 percentage points hikes in September and October. In contrast, the Bank of Japan maintained its ultra-loose monetary policy, arguing that underlying demand in the Japanese economy remains too weak for it to begin raising rates.
After a mixed performance, by region, for corporate bonds in the final quarter of 2021, corporate bond prices have fallen substantially in the year to date in one of the worst periods in history for the bond markets. U.S. corporate bonds, as measured by the Barclays U.S. Corporate Investment Grade Index7, returned -19.57%. Meanwhile, the ICE BofA Global High Yield Constrained Index8, returned -13.84%.
U.K. and European investment-grade and riskier high-yield (HY) bonds have particularly struggled. A backdrop of rising interest rates and stubbornly high inflation across the region, accompanied by a worsening economic outlook, have created tough market conditions.

2022 Annual Report	1

Market Review  (concluded)

The European HY market experienced one of its worst months on record in June. In September, U.K. corporate bonds suffered a particularly difficult month amid unprecedented turbulence in U.K. financial markets. This was after a badly received mini-Budget from the new Truss cabinet. A program of tax cuts and the reversal of previously planned tax reductions added to existing investor fears about the UK’s public finances. In October, the speedy reversal of the mini-Budget and Rishi Sunak's subsequent appointment as prime minister created calmer bond market conditions and eased fears about the country's public finances. Prices of U.K. corporate bonds rose significantly as a result.
Global listed real estate fell over the reporting period, underperforming the broader equity markets. Underlying real estate fundamentals remained healthy throughout the reporting period with record occupancy levels and healthy demand for most property types driving strong market rent growth, supporting double-digit earnings and cash flow growth. That said, these positive results were more than offset by concerns about the future outlook for asset prices as the cost of capital rose due to rising interest rates, aimed at combating inflationary pressures globally. The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Index9 and the Morgan Stanley Capital International (MSCI) U.S. REIT Index10 returned -25.36% and -18.78%, respectively, over the period.
The U.S. real estate investment trust (REIT) market posted very strong gains at the beginning of the period, significantly outperforming both the broader equity market and the global real estate index. However, from the first quarter of 2022 onwards, markets were unable to avoid the downside volatility in the broader equity markets as a result of inflation and interest-rate hikes. This resulted in downward pressures in the market as investors began to price in a higher cost of capital and risks of slower-than-expected economic growth. Towards the end of the period, the U.S. REIT market dropped sharply due to less-supportive commentary from the Fed, higher-than-expected consumer price index readings and aggressive global rate increases.
Outlook
We believe equity markets are likely to remain volatile, given rising inflation, higher interest rates, the slowdown in China and geopolitical worries. The Russia-Ukraine conflict has added to the challenging global macroeconomic backdrop and exacerbated inflationary pressures via higher energy and other commodity prices. Concerns also remain about the U.K.’s stretched fiscal position given a slowing economy. On the plus side, the People’s Bank of China has, in contrast to other major central banks, maintained an accommodative policy stance.
Within fixed income, investor attention will likely focus on the effectiveness of central-bank measures to control inflation. Further less-supportive comments and interest-rate hikes from the U.S. Federal Reserve have led to expectations of additional, substantial rate increases in 2022. The European Central Bank has also begun raising rates. Meanwhile, the BoE is expected to further tighten monetary policy. However, the reduction in fiscal stimulus since Rishi Sunak succeeded Liz Truss as prime minister should help contain inflationary pressures.
abrdn

1	The MSCI AC World Index captures large- and mid-cap representation across 23 developed markets countries and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 832 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
3	Monetary policy – Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
4	Growth stock – A stock of a company that generates substantial and sustainable positive cash flow, and whose revenues and earnings are expected to increase at a faster rate than the average company in the same industry.
5	The JP Morgan Global Government Bond Index measures the performance of leading Government bond markets based on total return in U.S. currency. It is calculated by JP Morgan, and reflects reinvestment of all applicable dividends, capital gains and interest.
6	Kollmeyer, Barbara. “250 years of history is telling investors to bet on Treasury bonds in 2023, Bank of America says.” Market Watch, October 29, 2022. https://www.marketwatch.com/story/250-years-of-history-is-telling-investors-
to-bet-on-treasury-bonds-in-2023-bank-of-america-says-11666958942?mod=
livecoverage_web.
7	The Barclays U.S. Corporate Investment Grade Index is an unmanaged index considered representative of publicly issued, fixed‐rate, nonconvertible, investment‐grade debt securities.
8	The ICE BofA Global High Yield Constrained Index tracks the performance of U.S. dollar-, Canadian dollar-, British pound- and euro-denominated below-investment-grade corporate debt publicly issued in the major domestic or eurobond markets.
9	The FTSE EPRA/Nareit Global Real Estate Index is a free-float adjusted, market capitalization-weighted index designed to track the performance of listed real estate companies in both developed and emerging countries worldwide.
10	The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market.

2	2022 Annual Report

abrdn Emerging Markets Debt Fund  (Unaudited)

Market Review
Emerging market (EM) debt returns were negative over the 12-month period, but with considerable divergence by country.
Oil prices stayed flat at the beginning of the period, as fears over Omicron’s effects balanced against negative supply shocks and falling inventories. However, oil prices rallied over the first three months of 2022 due to expected disruptions caused by sanctions on Russia. Oil prices continued to rise in the second quarter of 2022, as European countries agreed to ban Russian oil arriving by sea. However, this upward trend reversed in the third quarter, as the Brent crude oil price declined due to weaker demand and the strong US dollar. In October 2022, the Organization of the Petroleum Exporting Countries cut production by two million barrels per day, which was more than was expected and helped to support oil prices. Oil prices rose over the period, as the Brent crude oil price rose from $84.71 to $92.81 per barrel at the end of the period.
Fund performance review
The abrdn Emerging Markets Debt Fund (Institutional Class shares, net of fees) returned -24.81% for the 12-month reporting period ended October 31, 2022, versus the -24.19% return of its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index, during the same period.
The Fund marginally underperformed over the period ended October 31, 2022. Overall, country allocation and sector allocation contributed to relative performance, while security selection and currency exposure detracted from returns.
On a country basis, the Fund’s underweight1 exposure in Russia aided relative returns, as did our overweight2 positioning in Brazil and security allocation in Uruguay. Our zero-weight position in Sri Lanka was also positive.
Conversely, our corporate bond exposure in China detracted from returns, along with our overweight allocations in Pakistan and Belarus. Our security selection in Ukraine was also negative.
In the first half of the period, we added to South African holdings based on positive valuations and took advantage of the risk sell-off to buy better-quality credits in Cameroon. We increased exposure to Croatia thanks to the country’s positive macroeconomic outlook and to Bahrain based on improving fundamentals driven by a positive fiscal balance. Meanwhile, we took part in new issues from the Dominican Republic and Nigeria, as both were attractively priced.
Over the period, we carried out several sales to cover outflows, including positions in Ukraine, Benin, Iraq and Kenya. Further sales included positions in Turkey, where the country’s monetary policy3 instability continued to have a negative impact on the outlook, and Russia, on the back of increased geopolitical issues surrounding Ukraine. We also sold our position in the Bahamas due to increased concerns over its current deficit.
In the second half of the period, we participated in a new sovereign issue from Hungary, which was attractively priced. Elsewhere, we performed a switch in Ghana, selling out of the bonds maturing in 2027 and purchasing those maturing in 2035 on a relative-value basis and due to the concerns regarding the country's debt levels. Towards the end of the period, we took advantage of the rally in Argentinian bonds by selling bonds maturing in 2030, given the deteriorating market backdrop, and purchased an Ecuadorian bond maturing in 2040 as spreads at the time overstated the political risks.
In the local-currency space, we switched from Brazilian bonds maturing in 2027 to those maturing in in 2023 and 2031, and added to South African risk. Later in the period, we carried out a policy switch of our Uruguayan positions and switched out of Chilean peso bonds and into Colombian bonds, where both the yield and currency have underperformed.
On the corporate side, we took part in a new issue from Nigeria’s Bank of Industry (BOI) Finance, as it was attractively priced. Elsewhere, we switched from Chinese property developer Agile Group bonds to Zhenro Properties bonds and from Ukraine’s ferrous metals company Metinvest bonds to agricultural provider MHP bonds on a relative-value basis. We also participated in a new issue from Heritage Petroleum, the dominant oil producer in Trinidad and Tobago, through a senior-secured bond that was attractively priced.
The Fund’s use of derivatives contributed approximately 1.11% to the performance of the Fund.
Market outlook
While the outlook remains challenging across risk assets, we are seeing pockets of value opening up in certain areas of EM debt. A trend of countries with large funding gaps increasingly looking to multilateral sources of financing continued this month, as market access for many issuers remained closed due to the uncertain macroeconomic environment. Egypt became the latest country to agree to a $3 billion International Monetary Fund (IMF) staff-level agreement, although this had been anticipated for a while and the size of the financing package was a negative surprise for investors. The downbeat tone of the IMF annual meetings in Washington highlights investors’ concerns about the risks facing a number of highly debt-burdened EM sovereign issuers, as global growth forecasts were downgraded and expectations of a recession increased.
Another frequent discussion at the meetings surrounded concerns of potential harsher treatment of private sector creditors in the ongoing restructurings. Since global food and energy prices have peaked, we believe that inflation should decelerate towards the end of the year, which should bring an end to rate tightening cycles in EMs. Brazil and Chile are leading the way in this regard. Clearly, with developed
{foots1}
1	Underweight – A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
2	Overweight – A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
{foots1}
3	Monetary policy – Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
2022 Annual Report	3

abrdn Emerging Markets Debt Fund  (Unaudited)  (continued)

markets seemingly relentlessly pursuing policy tightening, we expect the volatility4 of the first three quarters of the year in EM debt to persist.
We remain selectively cautious in adding risk as the macroeconomic environment continues to evolve, including in a handful of investment-grade5 names where spread widening has been more severe compared to their peers, in places such as Hungary.
Portfolio Management:
Global Emerging Markets Debt Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.
Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due.
Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
4	Volatility – If the price of a fund or asset moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
5	Investment-grade bonds – Companies whose bonds are rated as 'investment grade' have a lower chance of defaulting on their debt than those rated as 'non-investment grade'. Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB or above are known as Investment Grade Bonds.
4	2022 Annual Report

abrdn Emerging Markets Debt Fund  (Unaudited)

Average Annual Total Return (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(25.31%)	(4.50%)	(0.52%)
	w/SC1	(27.58%)	(5.08%)	(0.83%)
Class C	w/o SC	(25.64%)	(5.03%)	(1.14%)
	w/SC2	(26.33%)	(5.03%)	(1.14%)
Class R3	w/o SC	(25.44%)	(4.74%)	(0.76%)
Institutional Service Class[3]	w/o SC	(24.93%)	(4.15%)	(0.19%)
Institutional Class[3]	w/o SC	(24.81%)	(4.09%)	(0.18%)
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	A 3.00% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Emerging Markets Debt Fund, the J.P.
Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) over a 10 year period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	5

abrdn Emerging Markets Debt Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Government Bonds	68.5%
Corporate Bonds	26.5%
Warrants	–%
Other Assets in Excess of Liabilities	5.0%
100.0%
Amounts listed as “–” are 0% or round to 0%.
Top Ten Holdings
Brazil Notas do Tesouro Nacional, Series F 01/01/2025	3.0%
Brazil Notas do Tesouro Nacional, Series F 01/01/2031	2.6%
Dominican Republic International Bond 01/27/2045	2.2%
Saudi Government International Bond 04/17/2049	2.0%
Georgian Railway JSC 06/17/2028	1.6%
Tunisian Republic 02/17/2024	1.6%
Qatar Government International Bond 03/14/2049	1.6%
Qatar Government International Bond 04/23/2048	1.5%
Bahrain Government International Bond 01/26/2026	1.5%
Argentine Republic Government International Bond 01/09/2038	1.4%
Countries
Brazil	6.7%
Mexico	5.7%
South Africa	5.2%
Saudi Arabia	5.1%
Qatar	4.3%
Dominican Republic	3.8%
Nigeria	3.1%
Egypt	3.0%
Indonesia	3.0%
Ecuador	2.9%
Hungary	2.7%
United Arab Emirates	2.5%
Angola	2.1%
Iraq	2.1%
Bahrain	2.1%
Uzbekistan	2.0%
Other, less than 2% each	38.7%
Assets in Excess of Other Liabilities	5.0%
100.0%

6	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn Emerging Markets Debt Fund

	Shares or Principal Amount		Value
CORPORATE BONDS—26.5%
CHINA—0.0%
Real Estate—0.0%
Zhenro Properties Group Ltd., 7.10%, 09/10/2024(a)(b)(c)		$200,000	$ 4,008
COLOMBIA—0.7%
Commercial Banks—0.7%
Bancolombia SA, (fixed rate to 10/18/2022, variable rate thereafter), 7.14%, 10/18/2027		200,000	173,170
GEORGIA—1.6%
Transportation—1.6%
Georgian Railway JSC, 4.00%, 06/17/2028(a)		520,000	391,342
INDIA—1.6%
Commercial Banks—1.0%
HDFC Bank Ltd., 8.10%, 03/22/2025(a)	INR	20,000,000	237,458
Transportation—0.6%
Indian Railway Finance Corp. Ltd., 2.80%, 02/10/2031(a)		$200,000	149,399
Total India			386,857
INDONESIA—3.0%
Electric Utilities—1.3%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 6.25%, 01/25/2049(a)		387,000	308,149
Oil, Gas & Consumable Fuels—1.7%
Pertamina Persero PT
3.65%, 07/30/2029(a)		305,000	260,343
5.63%, 05/20/2043(a)		200,000	165,000
			425,343
Total Indonesia			733,492
KAZAKHSTAN—1.2%
Oil, Gas & Consumable Fuels—1.2%
KazMunayGas National Co. JSC, 5.38%, 04/24/2030(a)		200,000	164,066
Tengizchevroil Finance Co. International Ltd., 3.25%, 08/15/2030(a)		214,000	145,841
			309,907
KUWAIT—1.0%
Chemicals—1.0%
MEGlobal Canada ULC, 5.00%, 05/18/2025(a)		250,000	241,562
MEXICO—5.7%
Chemicals—0.6%
Braskem Idesa SAPI, 7.45%, 11/15/2029(a)		200,000	152,990
Commercial Banks—0.8%
BBVA Bancomer SA, (fixed rate to 09/13/2029, variable rate thereafter), 5.88%, 09/13/2034(a)		230,000	192,172
Oil, Gas & Consumable Fuels—3.7%
Petroleos Mexicanos
6.50%, 06/02/2041		330,000	207,900
	Shares or Principal Amount		Value

6.75%, 09/21/2047		$462,000	$ 278,254
6.35%, 02/12/2048		340,000	195,099
6.95%, 01/28/2060		420,000	252,053
			933,306
Real Estate Investment Trust (REIT) Funds—0.6%
Trust Fibra Uno, 6.39%, 01/15/2050(a)		220,000	145,750
Total Mexico			1,424,218
MOROCCO—0.6%
Chemicals—0.6%
OCP SA, 6.88%, 04/25/2044(a)		200,000	157,475
NIGERIA—1.2%
Commercial Banks—0.6%
BOI Finance BV, 7.50%, 02/16/2027(a)	EUR	194,000	145,708
Engineering & Construction—0.6%
IHS Netherlands Holdco BV, 8.00%, 09/18/2027(a)		$200,000	154,376
Total Nigeria			300,084
PANAMA—0.7%
Commercial Banks—0.7%
Global Bank Corp., (fixed rate to 04/16/2028, variable rate thereafter), 5.25%, 04/16/2029(a)		198,000	175,404
PERU—1.3%
Metals & Mining—0.8%
Nexa Resources SA, 5.38%, 05/04/2027(a)		200,000	182,560
Oil, Gas & Consumable Fuels—0.5%
Petroleos del Peru SA, 5.63%, 06/19/2047(a)		200,000	128,286
Total Peru			310,846
SAUDI ARABIA—2.3%
Oil, Gas & Consumable Fuels—2.3%
Saudi Arabian Oil Co.
2.25%, 11/24/2030(a)		400,000	315,454
4.38%, 04/16/2049(a)		330,000	256,575
			572,029
SOUTH AFRICA—2.2%
Diversified Telecommunication Services—1.0%
MTN Mauritius Investments Ltd., 6.50%, 10/13/2026(a)		250,000	238,225
Electric Utilities—1.2%
Eskom Holdings SOC Ltd., 7.13%, 02/11/2025(a)		330,000	308,154
Total South Africa			546,379
TRINIDAD—0.8%
Oil, Gas & Consumable Fuels—0.8%
Heritage Petroleum Co Ltd, 9.00%, 08/12/2029(a)		200,000	210,400
UKRAINE—0.5%
Agriculture—0.4%
MHP Lux SA, 6.95%, 04/03/2026(a)(b)(c)		200,000	89,400

See accompanying Notes to Financial Statements.
2022 Annual Report	7

Statement of Investments  (continued)
October 31, 2022
abrdn Emerging Markets Debt Fund

Shares or Principal Amount			Value
CORPORATE BONDS (continued)
UKRAINE (continued)
Electric Utilities—0.1%
NPC Ukrenergo, 6.88%, 11/09/2028(a)(b)(c)		$200,000	$ 28,808
Total Ukraine			118,208
UNITED ARAB EMIRATES—2.0%
Diversified Financial Services—1.2%
ICD Sukuk Co. Ltd., 5.00%, 02/01/2027(a)		300,000	288,750
Energy Equipment & Services—0.8%
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 03/31/2036(a)(d)		264,000	200,502
Total United Arab Emirates			489,252
VENEZUELA—0.1%
Oil, Gas & Consumable Fuels—0.1%
Petroleos de Venezuela SA
6.00%, 05/16/2024(a)(b)(c)(d)		1,140,000	25,650
6.00%, 11/15/2026(a)(b)(c)(d)		525,236	9,979
			35,629
Total Corporate Bonds			6,580,262
GOVERNMENT BONDS—68.5%
ANGOLA—2.1%
Angolan Government International Bond
8.00%, 11/26/2029(a)		200,000	162,340
9.38%, 05/08/2048(a)		475,000	360,430
Total Angola			522,770
ARGENTINA—1.4%
Argentine Republic Government International Bond
0.00%, 12/15/2035(b)(e)		533,627	2,668
3.88%, 01/09/2038(d)(f)		1,377,900	356,515
Total Argentina			359,183
ARMENIA—1.3%
Republic of Armenia International Bond
3.95%, 09/26/2029(a)		260,000	187,762
3.60%, 02/02/2031(a)		200,000	136,436
Total Armenia			324,198
BAHAMAS—1.3%
Bahamas Government International Bond, 6.00%, 11/21/2028(a)(d)		521,000	328,940
BAHRAIN—2.1%
Bahrain Government International Bond
7.00%, 01/26/2026(a)		357,000	356,129
5.63%, 05/18/2034(a)		200,000	156,516
Total Bahrain			512,645
BELARUS—0.5%
Republic of Belarus Ministry of Finance, 5.88%, 02/24/2026(a)(b)(c)		650,000	133,250
BENIN—0.9%
Benin Government International Bond, 4.88%, 01/19/2032(a)(d)	EUR	347,000	234,261
	Shares or Principal Amount		Value

BRAZIL—6.7%
Brazil Notas do Tesouro Nacional
Series F, 10.00%, 01/01/2025	BRL	4,000,000	$ 748,799
10.00%, 01/01/2027		700,000	128,687
10.00%, 01/01/2029		899,000	161,462
Series F, 10.00%, 01/01/2031		3,599,000	634,180
Total Brazil			1,673,128
BULGARIA—0.5%
Bulgaria Government International Bond, 4.13%, 09/23/2029(a)	EUR	139,000	128,113
CAMEROON—0.9%
Republic of Cameroon International Bond, 5.95%, 07/07/2032(a)(d)		349,000	226,723
CHILE—1.0%
Chile Government International Bond, 3.50%, 01/31/2034		$305,000	246,000
COLOMBIA—0.8%
Colombia Government International Bond, 4.13%, 05/15/2051		370,000	196,212
CROATIA—0.6%
Croatia Government International Bond, 1.50%, 06/17/2031(a)	EUR	179,000	143,021
DOMINICAN REPUBLIC—3.8%
Dominican Republic International Bond
5.50%, 02/22/2029(a)		$200,000	174,627
6.85%, 01/27/2045(a)		700,000	539,675
5.88%, 01/30/2060		360,000	236,433
Total Dominican Republic			950,735
ECUADOR—2.9%
Ecuador Government International Bond
5.50%, 07/31/2030(a)(d)(f)		1,114,240	591,614
2.50%, 07/31/2035(a)(d)(f)		126,400	46,198
1.50%, 07/31/2040(a)(d)(f)		281,900	93,076
Total Ecuador			730,888
EGYPT—3.0%
Egypt Government International Bond
5.63%, 04/16/2030(a)		100,000	59,621
7.90%, 02/21/2048(a)		425,000	239,822
8.70%, 03/01/2049(a)		400,000	238,000
8.88%, 05/29/2050(a)		340,000	201,476
Total Egypt			738,919
GABON—0.7%
Gabon Government International Bond, 6.95%, 06/16/2025(a)		200,000	180,172
GHANA—0.6%
Ghana Government International Bond
7.75%, 04/07/2029(a)(d)		336,000	96,751
7.88%, 02/11/2035(a)(d)		200,000	56,016
Total Ghana			152,767
GUATEMALA—0.9%
Guatemala Government Bond, 6.13%, 06/01/2050(a)(d)		270,000	231,682

See accompanying Notes to Financial Statements.
8	2022 Annual Report

Statement of Investments  (continued)
October 31, 2022
abrdn Emerging Markets Debt Fund

Shares or Principal Amount			Value
GOVERNMENT BONDS (continued)
HUNGARY—2.7%
Hungary Government International Bond
5.25%, 06/16/2029(a)		$200,000	$ 183,880
5.50%, 06/16/2034(a)		414,000	355,957
7.63%, 03/29/2041		122,000	121,859
Total Hungary			661,696
IRAQ—2.1%
Iraq International Bond
6.75%, 03/09/2023(a)		360,000	353,700
5.80%, 01/15/2028(a)(d)		190,437	161,783
Total Iraq			515,483
IVORY COAST—1.3%
Ivory Coast Government International Bond
5.88%, 10/17/2031(a)(d)	EUR	160,000	119,697
6.88%, 10/17/2040(a)(d)		100,000	65,966
6.63%, 03/22/2048(a)(d)		203,000	126,387
Total Ivory Coast			312,050
JORDAN—1.6%
Jordan Government International Bond
4.95%, 07/07/2025(a)		$210,000	195,966
7.38%, 10/10/2047(a)		270,000	201,825
Total Jordan			397,791
KENYA—0.7%
Republic of Kenya Government International Bond, 7.00%, 05/22/2027(a)(d)		210,000	166,467
MOROCCO—0.6%
Morocco Government International Bond, 3.00%, 12/15/2032(a)		213,000	153,626
NIGERIA—1.9%
Nigeria Government International Bond
6.13%, 09/28/2028(a)		200,000	131,612
8.38%, 03/24/2029(a)		454,000	328,015
Total Nigeria			459,627
PAKISTAN—1.3%
Pakistan Government International Bond
6.88%, 12/05/2027(a)		461,000	143,187
7.38%, 04/08/2031(a)		587,000	181,970
Total Pakistan			325,157
PHILIPPINES—1.6%
Philippines Government International Bonds
5.61%, 04/13/2033		200,000	200,032
5.95%, 10/13/2047		200,000	195,947
Total Philippines			395,979
QATAR—4.3%
Qatar Government International Bond
5.10%, 04/23/2048(a)		400,000	372,000
4.82%, 03/14/2049(a)		436,000	388,061
4.40%, 04/16/2050(a)		356,000	299,040
Total Qatar			1,059,101
	Shares or Principal Amount		Value

ROMANIA—1.8%
Romanian Government International Bond
5.00%, 09/27/2026(a)	EUR	127,000	$ 121,429
2.00%, 01/28/2032(a)		160,000	101,345
2.63%, 12/02/2040(a)		178,000	91,683
2.75%, 04/14/2041(a)		160,000	82,946
3.38%, 01/28/2050(a)		76,000	39,785
Total Romania			437,188
RWANDA—1.3%
Rwanda International Government Bond, 5.50%, 08/09/2031(a)		$440,000	324,192
SAUDI ARABIA—2.8%
Saudi Government International Bond
5.00%, 04/17/2049(a)		570,000	484,500
3.75%, 01/21/2055(a)		302,000	210,267
Total Saudi Arabia			694,767
SENEGAL—0.8%
Senegal Government International Bond, 6.25%, 05/23/2033(a)(d)		260,000	194,632
SERBIA—1.0%
Serbia International Bond
3.13%, 05/15/2027(a)	EUR	210,000	176,403
1.50%, 06/26/2029(a)		100,000	69,043
Total Serbia			245,446
SOUTH AFRICA—3.0%
Republic of South Africa Government Bond
2040, 9.00%, 01/31/2040	ZAR	6,151,100	263,574
6.50%, 02/28/2041		10,179,000	335,592
Republic of South Africa Government International Bond, 6.25%, 03/08/2041		$200,000	152,000
Total South Africa			751,166
TUNISIA—1.9%
Tunisian Republic
6.75%, 10/31/2023(a)	EUR	100,000	80,404
5.63%, 02/17/2024(a)		538,000	390,730
Total Tunisia			471,134
UKRAINE—0.2%
Ukraine Government International Bond, 6.75%, 06/20/2028(a)(b)(c)		340,000	48,371
UNITED ARAB EMIRATES—0.5%
Finance Department Government of Sharjah, 4.00%, 07/28/2050(a)		$233,000	134,371
URUGUAY—1.9%
Uruguay Government International Bond
8.50%, 03/15/2028(a)	UYU	8,402,000	182,507
4.38%, 12/15/2028(d)(g)		11,344,679	293,730
Total Uruguay			476,237
UZBEKISTAN—2.0%
Republic of Uzbekistan International Bond
3.70%, 11/25/2030(a)		$478,000	344,163
3.90%, 10/19/2031(a)		220,000	156,396
Total Uzbekistan			500,559

See accompanying Notes to Financial Statements.
2022 Annual Report	9

Statement of Investments  (continued)
October 31, 2022
abrdn Emerging Markets Debt Fund

Shares or Principal Amount		Value
GOVERNMENT BONDS (continued)
VENEZUELA—0.1%
Venezuela Government International Bond, 9.25%, 05/07/2028(a)(b)(c)	$165,000	$ 11,138
ZAMBIA—1.1%
Zambia Government International Bond
8.50%, 04/14/2024(a)(b)	200,000	79,500
8.97%, 07/30/2027(a)(d)	515,000	202,755
Total Zambia		282,255
Total Government Bonds		17,032,040
WARRANTS—0.0%
BRAZIL—0.0%
OAS S.A.(h)(i)(j)	29,232	–
UNITED STATES—0.0%
CANADACO, Series A(h)(i)(j)	92,840	–
Total Warrants		–
Total Investments (Cost $33,559,969)(k)—95.0%		23,612,302
Other Assets in Excess of Liabilities—5.0%		1,252,512
Net Assets—100.0%		$24,864,814
Amounts listed as “–” are $0 or round to $0.
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Illiquid security.
(d)	Sinkable security.
(e)	Variable or Floating Rate security. Rate disclosed is as of October 31, 2022.
(f)	Step bond. Rate disclosed is as of October 31, 2022.
(g)	Inflation linked security.
(h)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(i)	Non-income producing security.
(j)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2022.
(k)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

BRL	Brazilian Real
CLP	Chile Peso
COP	Colombian Peso
EUR	Euro Currency
INR	Indian Rupee
REIT	Real Estate Investment Trust
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

At October 31, 2022, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
11/22/2022	UBS AG	BRL	3,799,000	USD	699,529	$732,434	$32,905
Chilean Peso/United States Dollar
11/22/2022	Morgan Stanley & Co.	CLP	112,369,000	USD	121,591	118,746	(2,845)
11/22/2022	UBS AG	CLP	262,007,000	USD	280,813	276,876	(3,937)
Colombian Peso/United States Dollar
11/22/2022	Royal Bank of Canada	COP	1,245,498,000	USD	281,644	251,331	(30,313)
Euro/United States Dollar
01/19/2023	Morgan Stanley & Co.	EUR	19,000	USD	18,728	18,900	172
Indian Rupee/United States Dollar
11/22/2022	UBS AG	INR	3,510,000	USD	43,932	42,319	(1,613)
						$1,440,606	$(5,631)

Sale Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
11/22/2022	UBS AG	USD	2,200,336	BRL	11,412,000	$2,200,194	$142
United States Dollar/Chilean Peso
11/22/2022	UBS AG	USD	413,905	CLP	374,376,000	395,622	18,283
United States Dollar/Euro
01/19/2023	UBS AG	USD	2,450,057	EUR	2,499,354	2,486,184	(36,127)
See accompanying Notes to Financial Statements.
10	2022 Annual Report

Statement of Investments  (concluded)
October 31, 2022
abrdn Emerging Markets Debt Fund

Sale Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/South African Rand
01/19/2023	Deutsche Bank AG	USD	260,137	ZAR	4,832,000	$261,533	$(1,396)
01/19/2023	Morgan Stanley & Co.	USD	353,541	ZAR	6,446,371	348,911	4,630
						$5,692,444	$(14,468)
Unrealized appreciation on forward foreign currency exchange contracts							$56,132
Unrealized depreciation on forward foreign currency exchange contracts							$(76,231)

See accompanying Notes to Financial Statements.
2022 Annual Report	11

abrdn Global Absolute Return Strategies Fund  (Unaudited)

Market review
Global equity markets were mostly negative over the 12 month period ended October 31, 2022, with China, emerging markets and Asia-Pacific (excluding Japan) particularly weak. On the positive side, Latin America was the best-performing market while large-cap U.K. equities posted a small positive return. Over the period, the recovery from COVID-19-induced lockdown restrictions slowed, given supply-chain disruptions, persistently high inflation and tightening global monetary policy.1
Early in the period, investors grew worried that the spread of the Omicron variant of COVID-19, alongside global supply-chain issues, would hamper a global economic recovery. Markets recovered in December 2021 but fell again in 2022, as central banks tightened monetary policy and Russia invaded Ukraine. While the conflict continued throughout March, global markets generally bounced back. However, fears over high inflation and the risk of a global recession weighed on sentiment in the second half of the period. Global equities rebounded in October 2022, with the U.S. particularly strong, as investor hopes of a slower pace of monetary tightening rose.
In fixed income, most government bond prices fell over the 12-month reporting period ended October 31, 2022, as higher food prices and surging energy costs fueled sharp rises in inflation. Central banks acted to control inflation by reducing policy support and hiking interest rates for most of the period. As a result, investors sold government bonds, pushing yields higher. Corporate bond prices also fell, as investor fears over the withdrawal of central bank support increased. In the U.K., September’s mini-budget prompted a wave of selling in bond markets, driving government bond yields higher and prompting intervention from the Bank of England. However, UK government bond markets settled in October 2022, with government bond prices rising as Chancellor Kwarteng and then Prime Minister Truss both resigned, with former chancellor Rishi Sunak succeeding her.
Fund performance review
The abrdn Global Absolute Return Strategies Fund (Institutional Class shares, net of fees) returned -10.71% for the 12-month reporting period ended October 31, 2022, versus the 0.79% return of its benchmark, the ICE Bank of America 3-Month U.S. Treasury Bill Index, for the same period.
The Fund delivered a negative return (after fees) during the period in a year dominated by the Russia-Ukraine conflict, lockdowns in China and significantly tighter monetary policy and higher interest rates.
Central banks reacted to the worsening inflation picture globally, particularly in the U.S., U.K. and European economies, with a series of interest rate increases. This led to market fears over the outlook for economic growth and company earnings.
Our interest-rate strategies detracted from performance during the reporting period. Our U.S. duration2 exposure detracted the most, as the U.S. Federal Reserve tightened monetary policy from March onwards by hiking interest rates. This also meant the U.S. steepener3 position underperformed. The Australian duration exposure was also a marginal detractor. European real yields underperformed, as the European Central Bank became less supportive in the second half of the period, following persistently high inflation prints for the Eurozone. Our long European inflation and the European steepener positions delivered positive returns before we closed them early in the reporting period. Our short Japanese government bond position was negative for performance.
Corporate bond positions, including contingent convertible bonds, made a slightly negative return, as investors worried about the effect of rising funding costs weighing on valuations. High yield (HY) credit also made a small negative contribution, but within that, Asian HY was a large detractor. Our long investment-grade4 corporate-bond versus equity strategy underperformed because corporate-bond spreads widened, with default fears picking up.
Amid the difficult market environment for equities, the performance of our equity strategies was mixed. The positive contribution from our U.S. equity low volatility5 versus U.S. equity relative-value strategy was offset by the poor performance from the world quality equity versus world equity basket. Underperformance also came from the portfolio’s long U.S. equity volatility, global equity sustainable, Japanese equity and Chinese versus developed market equity strategies. However, our defensive positioning was positive, with the U.K. versus emerging-market equity relative-value strategy performing positively. Our outright short position in U.S. equity also performed well over the period. As nominal rates increased and global economic growth prospects worsened, equity valuations deteriorated and increasingly priced in a downturn in earnings, which we have yet to see.
Our foreign exchange (FX) strategies were generally positive. Our long U.S. dollar versus Chinese renminbi strategy benefited from dollar strength over the period. Recessionary fears grew over the period, meaning that ‘safe-haven’ currencies, such as the U.S. dollar,
{foots1}
1	Monetary policy – Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
2	Duration – A measure of the maturity of a bond or portfolio of bonds that takes into account the periodic coupon payments. It attempts to measure market risk, or volatility, in a bond by considering maturity and the time pattern of interest payments prior to repayment. Two bonds with the same term to maturity but different coupon rates will respond differently to changes in interest rates. So will bonds with the same coupon rate but different terms to maturity. The higher the duration, the greater a bond’s price-sensitivity to changes in yield.
{foots1}
3	Yield-curve steepener – A yield-curve steepener is a strategy that seeks to take advantage of an anticipated widening yield spread between short and long maturities.
{foots1}
4	Investment-grade bonds – Companies whose bonds are rated as 'investment grade' have a lower chance of defaulting on their debt than those rated as 'non-investment grade'. Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB or above are known as Investment Grade Bonds.
{foots1}
5	Volatility – If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
12	2022 Annual Report

abrdn Global Absolute Return Strategies Fund  (Unaudited)  (continued)

outperformed. The ASEAN (Association of Southeast Asian Nations) versus North Asian FX position was also positive for performance.
We employed derivatives in the Fund throughout the reporting period. We used currency forwards swaps6 to implement our investment views and hedge7 any unintended currency risk at the Fund level. Within the Fund’s fixed-income segment, we employed bond futures, credit default swaps8, interest-rate swaps9, interest-rate swaptions10, inflation swaps11 and currency forwards swaps to implement our investment views and to manage currency and interest-rate exposure. We used equity futures, options, and total return swaps12 to implement and manage the Fund’s equity exposure.
The Fund’s use of derivatives contributed approximately -5.57% to the performance of the Fund.
Outlook
We believe the Fund is positioned to perform well in a scenario where monetary tightening leads to a recession (with both growth and inflation declining) while also delivering positive returns under a continuation of the environment observed since the start of 2022 (with inflation elevated).
Against this backdrop, we have positioned the Fund to take advantage of tightening financial conditions into slower growth via defensive positions in relative-value strategies and a bias towards short corporate risk positions. In addition, we maintain long positions in the U.S. dollar and developed-market government bonds.
Portfolio Management:
Multi-Asset Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund’s objective will be achieved.
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
6	Currency swaps – the exchange of interest (and sometimes principal) in one currency for the same in another currency.
{foots1}
7	Currency hedging – The use of derivative transactions to protect the value of an investment against fluctuations in exchange rates.
{foots1}
8	Credit default swaps – a contract that transfers the credit exposure of fixed-income products between two or more parties.
{foots1}
9	Interest-rate swap – an agreement between two parties in which one stream of future interest payments is exchanged for another based on a specified principal amount.
{foots1}
10	Interest-rate swaption – refers to an option to enter into an interest rate swap or some other type of swap. In exchange for an options premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.
{foots1}
11	Inflation swap – a contract used to transfer inflation risk from one party to another through an exchange of fixed cash flows. In an inflation swap, one party pays a fixed-rate cash flow on a principal amount while the other party pays a floating rate linked to an inflation index.
{foots1}
12	Total return swap – comprises an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.
2022 Annual Report	13

abrdn Global Absolute Return Strategies Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(11.11%)	(0.38%)	(0.07%)
	w/SC2	(13.79%)	(0.99%)	(0.38%)
Class C	w/o SC	(11.59%)	(1.05%)	(0.77%)
	w/SC3	(12.44%)	(1.05%)	(0.77%)
Institutional Service Class[4]	w/o SC	(10.82%)	(0.17%)	0.09%
Institutional Class[4]	w/o SC	(10.71%)	(0.09%)	0.21%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment objective and principal investment strategies, including its 80% investment policy, effective November 15, 2019. The Fund also previously changed its investment objective and strategies effective August 15, 2016. Performance information for periods prior to November 15, 2019 does not reflect the current investment strategy. Please consult the Fund’s prospectus for more detail.
2	A 3.00% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Service Class shares of the abrdn Global Absolute Return Strategies Fund, the ICE BofA 3-Month U.S. Treasury Note Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The ICE BofA 3-Month U.S. Treasury Note Index is an unmanaged index tracking 3-month U.S. Treasury securities.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
14	2022 Annual Report

abrdn Global Absolute Return Strategies Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Government Bonds	35.9%
Certificates of Deposit	24.5%
Common Stocks	18.2%
U.S. Treasuries	10.7%
Money Market Funds	3.3%
Other Assets in Excess of Liabilities	7.4%
100.0%

Top Ten Holdings
Bundesrepublik Deutschland Bundesanleihe 02/15/2023	14.1%
French Republic Government Bond OAT 05/25/2023	4.5%
Netherlands Government Bond 01/15/2023	4.4%
Republic of Austria Government Bond 11/22/2022	4.4%
Japan Government Five Year Bond, Series 135 03/20/2023	4.3%
Brazil Notas do Tesouro Nacional 01/01/2027	4.2%
Bristol-Myers Squibb Co.	0.5%
Adobe, Inc.	0.5%
AT&T, Inc.	0.4%
Visa, Inc.	0.4%
Countries
Germany	14.1%
United States	13.5%
Japan	5.0%
France	4.8%
Netherlands	4.7%
Brazil	4.5%
Austria	4.4%
Other, less than 2% each	3.1%
Short-Term Investments	38.5%
Assets in Excess of Other Liabilities	7.4%
100.0%

2022 Annual Report	15

Statement of Investments
October 31, 2022
abrdn Global Absolute Return Strategies Fund

Shares or Principal Amount		Value
COMMON STOCKS—18.2%
BRAZIL—0.3%
Materials—0.3%
Yara International ASA	2,829	$ 126,262
CANADA—0.9%
Consumer Staples—0.3%
Saputo, Inc.	4,629	112,671
Industrials—0.4%
Canadian National Railway Co.	1,455	172,377
Materials—0.2%
Nutrien Ltd.	1,292	109,166
Total Canada		394,214
DENMARK—0.3%
Materials—0.3%
Chr Hansen Holding AS	2,043	113,470
FRANCE—0.3%
Consumer Staples—0.3%
Danone SA	2,278	113,215
HONG KONG—0.4%
Consumer Staples—0.4%
China Mengniu Dairy Co. Ltd.	27,000	86,431
WH Group, Ltd.(a)	177,500	89,639
		176,070
IRELAND—0.2%
Consumer Staples—0.2%
Kerry Group PLC, Class A	1,187	103,097
JAPAN—0.7%
Communication Services—0.4%
KDDI Corp.	5,700	168,475
Consumer Staples—0.3%
MEIJI Holdings Co. Ltd.	2,500	102,873
Total Japan		271,348
NETHERLANDS—0.3%
Consumer Staples—0.3%
Koninklijke Ahold Delhaize NV	4,326	120,645
NORWAY—0.2%
Consumer Staples—0.2%
Mowi ASA	5,832	87,047
SWITZERLAND—0.8%
Consumer Staples—0.4%
Nestle SA	1,541	167,751
Health Care—0.4%
Novartis AG	2,151	173,996
Total Switzerland		341,747
THAILAND—0.3%
Consumer Staples—0.3%
Charoen Pokphand Foods PCL	168,300	111,897
Shares or Principal Amount		Value

UNITED STATES—13.5%
Communication Services—0.8%
AT&T, Inc.	10,264	$ 187,113
Verizon Communications, Inc.	4,188	156,505
		343,618
Consumer Discretionary—0.4%
Dollar General Corp.	692	176,495
Consumer Staples—4.2%
Campbell Soup Co.	2,390	126,455
Coca-Cola Co. (The)	2,838	169,854
Darling Ingredients, Inc.(b)	1,567	122,978
Hormel Foods Corp.	2,511	116,636
Ingredion, Inc.	1,364	121,560
Kroger Co.	2,427	114,773
Lamb Weston Holdings, Inc.	1,476	127,261
Mondelez International, Inc., Class A	2,845	174,911
PepsiCo, Inc.	1,006	182,669
Procter & Gamble Co. (The)	1,236	166,452
Sysco Corp.	1,441	124,733
Tyson Foods, Inc., Class A	1,577	107,788
US Foods Holding Corp.(b)	3,900	116,064
		1,772,134
Financials—1.3%
BlackRock, Inc.	273	176,333
Intercontinental Exchange, Inc.	1,792	171,261
Marsh & McLennan Cos., Inc.	1,093	176,509
		524,103
Health Care—3.3%
Abbott Laboratories	1,661	164,339
Bristol-Myers Squibb Co.	2,438	188,872
CVS Health Corp.	1,677	158,812
Danaher Corp.	620	156,035
Johnson & Johnson	1,030	179,189
Medtronic PLC	1,921	167,780
Thermo Fisher Scientific, Inc.	319	163,957
UnitedHealth Group, Inc.	325	180,424
		1,359,408
Industrials—0.6%
AGCO Corp.	1,052	130,627
John Bean Technologies Corp.	1,176	107,251
		237,878
Information Technology—2.5%
Accenture PLC, Class A	629	178,573
Adobe, Inc.(b)	584	186,004
Cisco Systems, Inc.	3,992	181,356
Microsoft Corp.	701	162,723
PayPal Holdings, Inc.(b)	1,855	155,041
Visa, Inc., A Shares	885	183,337
		1,047,034
Utilities—0.4%
NextEra Energy, Inc.	1,984	153,760
Total United States		5,614,430
Total Common Stocks		7,573,442

See accompanying Notes to Financial Statements.
16	2022 Annual Report

Statement of Investments  (continued)
October 31, 2022
abrdn Global Absolute Return Strategies Fund

	Shares or Principal Amount		Value
GOVERNMENT BONDS—35.9%
AUSTRIA—4.4%
Republic of Austria Government Bond, 3.40%, 11/22/2022(a)	EUR	1,840,000	$ 1,819,907
BRAZIL—4.2%
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2027	BRL	9,614,000	1,767,426
FRANCE—4.5%
French Republic Government Bond OAT, 1.75%, 05/25/2023(a)	EUR	1,880,000	1,858,392
GERMANY—14.1%
Bundesrepublik Deutschland Bundesanleihe, 1.50%, 02/15/2023(a)		5,920,000	5,855,657
JAPAN—4.3%
Japan Government Five Year Bond, Series 135, 0.10%, 03/20/2023	JPY	267,000,000	1,797,382
NETHERLANDS—4.4%
Netherlands Government Bond, 3.75%, 01/15/2023(a)	EUR	1,840,000	1,828,599
Total Government Bonds			14,927,363
SHORT-TERM INVESTMENTS—38.5%
CERTIFICATES OF DEPOSIT—24.5%
NETHERLANDS—8.4%
ING Bank NV, 2.95%, 11/01/2022		$1,751,912	1,751,912
Rabobank Nederland, 3.00%, 11/01/2022		1,751,956	1,751,956
Total Netherlands			3,503,868
UNITED KINGDOM—12.2%
Bank of Montreal, 2.95%, 11/01/2022		1,563,201	1,563,201
BNP Paribas SA, 2.97%, 11/01/2022		1,758,550	1,758,550
Credit Agricole CIB, 3.03%, 11/01/2022		1,751,863	1,751,863
Total United Kingdom			5,073,614
UNITED STATES—3.9%
Societe Generale SA, 2.85%, 11/01/2022		1,636,043	1,636,043
Total Certificates of Deposit			10,213,525
MONEY MARKET FUNDS—3.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(c)		1,352,597	1,352,597
Total Money Market Funds			1,352,597
U.S. TREASURIES—10.7%
U.S. Treasury Bill
1.29%, 11/03/2022(d)		1,000,000	999,881
1.40%, 12/01/2022(d)		1,000,000	997,131
3.29%, 01/05/2023(d)		1,000,000	993,157
3.49%, 02/02/2023(d)(e)		1,000,000	989,563
4.02%, 03/02/2023(d)		500,000	493,144
Total U.S. Treasuries			4,472,876
Total Short-Term Investments			16,038,998
Total Investments (Cost $39,124,193)(f)—92.6%			38,539,803
Other Assets in Excess of Liabilities—7.4%			3,065,649
Net Assets—100.0%			$41,605,452

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(d)	The rate shown is the discount yield at the time of purchase.
(e)	All or a portion of the security has been designated as collateral for forward foreign currency exchange contracts and swap contracts.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Denmark Krone
EUR	Euro Currency
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
PLC	Public Limited Company
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

See accompanying Notes to Financial Statements.
2022 Annual Report	17

Statement of Investments  (continued)
October 31, 2022
abrdn Global Absolute Return Strategies Fund

At October 31, 2022, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contract Positions
United States Treasury Note 6%–10 year Ultra	38	12/20/2022	$4,767,317	$4,407,406	$(359,911)
Short Contract Positions
Euro STOXX 50	(41)	12/16/2022	$(1,461,992)	$(1,465,950)	$(3,958)
S&P 500 E-Mini	(40)	12/16/2022	(8,228,412)	(7,766,000)	462,412
					$458,454
					$98,543

At October 31, 2022, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
11/10/2022	Citibank N.A.	AUD	220,000	USD	144,921	$140,753	$(4,168)
Brazilian Real/United States Dollar
11/10/2022	Morgan Stanley & Co.	BRL	1,100,000	USD	203,394	212,601	9,207
British Pound/United States Dollar
11/09/2022	Morgan Stanley & Co.	GBP	2,714,000	USD	2,940,795	3,112,954	172,159
11/10/2022	Citibank N.A.	GBP	120,000	USD	128,642	137,643	9,001
11/10/2022	Citibank N.A.	GBP	140,000	USD	161,682	160,584	(1,098)
11/10/2022	Goldman Sachs & Co.	GBP	160,000	USD	185,135	183,525	(1,610)
11/10/2022	HSBC Bank plc	GBP	270,000	USD	302,502	309,698	7,196
11/10/2022	JPMorgan Chase Bank N.A.	GBP	190,000	USD	219,291	217,935	(1,356)
11/10/2022	Morgan Stanley & Co.	GBP	87,711	USD	100,774	100,607	(167)
Canadian Dollar/United States Dollar
11/10/2022	Citibank N.A.	CAD	181,551	USD	140,777	133,269	(7,508)
11/10/2022	JPMorgan Chase Bank N.A.	CAD	150,000	USD	110,626	110,108	(518)
11/10/2022	Morgan Stanley & Co.	CAD	43,770	USD	33,258	32,129	(1,129)
Chinese Renminbi/United States Dollar
11/09/2022	Morgan Stanley & Co.	CNY	4,800,000	USD	683,278	664,038	(19,240)
11/18/2022	HSBC Bank plc	CNY	14,701,000	USD	2,071,848	2,030,458	(41,390)
11/21/2022	HSBC Bank plc	CNY	8,780,000	USD	1,238,119	1,212,012	(26,107)
11/22/2022	HSBC Bank plc	CNY	3,498,000	USD	493,003	482,785	(10,218)
11/29/2022	HSBC Bank plc	CNY	14,701,000	USD	2,072,694	2,026,442	(46,252)
Danish Krone/United States Dollar
11/10/2022	HSBC Bank plc	DKK	1,300,000	USD	172,147	172,649	502
11/10/2022	Morgan Stanley & Co.	DKK	442,121	USD	59,207	58,717	(490)
Euro/United States Dollar
11/10/2022	Barclays Bank plc	EUR	170,000	USD	176,135	168,092	(8,043)
11/10/2022	HSBC Bank plc	EUR	350,000	USD	344,909	346,073	1,164
11/10/2022	HSBC Bank plc	EUR	330,000	USD	335,871	326,297	(9,574)
11/10/2022	JPMorgan Chase Bank N.A.	EUR	1,073,725	USD	1,081,479	1,061,677	(19,802)
11/10/2022	Morgan Stanley & Co.	EUR	1,546	USD	1,539	1,529	(10)
11/10/2022	UBS AG	EUR	4,441,190	USD	4,462,290	4,391,355	(70,935)
11/25/2022	HSBC Bank plc	EUR	1,710,000	USD	1,750,194	1,692,612	(57,582)
12/19/2022	JPMorgan Chase Bank N.A.	EUR	3,880,000	USD	3,878,245	3,849,153	(29,092)
Hong Kong Dollar/United States Dollar
11/10/2022	JPMorgan Chase Bank N.A.	HKD	8,200,000	USD	1,046,624	1,044,822	(1,802)
See accompanying Notes to Financial Statements.
18	2022 Annual Report

Statement of Investments  (continued)
October 31, 2022
abrdn Global Absolute Return Strategies Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Indian Rupee/United States Dollar
11/09/2022	Goldman Sachs & Co.	INR	46,000,000	USD	579,761	$555,596	$(24,165)
Japanese Yen/United States Dollar
11/10/2022	Citibank N.A.	JPY	24,000,000	USD	181,579	161,546	(20,033)
11/10/2022	HSBC Bank plc	JPY	23,000,000	USD	162,559	154,815	(7,744)
11/10/2022	JPMorgan Chase Bank N.A.	JPY	15,000,000	USD	104,716	100,966	(3,750)
01/11/2023	HSBC Bank plc	JPY	99,800,000	USD	697,863	677,454	(20,409)
01/11/2023	JPMorgan Chase Bank N.A.	JPY	343,800,000	USD	2,412,151	2,333,755	(78,396)
01/11/2023	Morgan Stanley & Co.	JPY	189,000,000	USD	1,317,234	1,282,955	(34,279)
New Taiwan Dollar/United States Dollar
11/10/2022	Barclays Bank plc	TWD	20,200,000	USD	676,558	626,673	(49,885)
Singapore Dollar/United States Dollar
11/21/2022	HSBC Bank plc	SGD	1,310,000	USD	913,918	925,522	11,604
11/21/2022	JPMorgan Chase Bank N.A.	SGD	5,490,000	USD	3,901,332	3,878,713	(22,619)
South African Rand/United States Dollar
11/10/2022	Morgan Stanley & Co.	ZAR	2,200,000	USD	130,626	119,698	(10,928)
South Korean Won/United States Dollar
11/09/2022	JPMorgan Chase Bank N.A.	KRW	690,000,000	USD	528,432	483,701	(44,731)
Swiss Franc/United States Dollar
11/10/2022	Goldman Sachs & Co.	CHF	100,287	USD	102,547	100,239	(2,308)
11/10/2022	HSBC Bank plc	CHF	270,000	USD	276,058	269,871	(6,187)
11/10/2022	JPMorgan Chase Bank N.A.	CHF	240,000	USD	245,142	239,885	(5,257)
12/23/2022	UBS AG	CHF	6,039,000	USD	6,268,888	6,069,813	(199,075)
Thai Baht/United States Dollar
11/21/2022	JPMorgan Chase Bank N.A.	THB	70,200,000	USD	1,909,158	1,847,263	(61,895)
11/21/2022	UBS AG	THB	18,600,000	USD	493,088	489,446	(3,642)
						$44,698,428	$(742,561)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
12/09/2022	Goldman Sachs & Co.	USD	2,378,073	AUD	3,660,000	$2,343,715	$34,358
12/09/2022	Morgan Stanley & Co.	USD	2,574,275	AUD	3,820,000	2,446,172	128,103
12/09/2022	Morgan Stanley & Co.	USD	1,322,803	AUD	2,070,000	1,325,544	(2,741)
United States Dollar/Brazilian Real
11/10/2022	Goldman Sachs & Co.	USD	211,555	BRL	1,100,000	212,601	(1,046)
11/10/2022	JPMorgan Chase Bank N.A.	USD	1,070,935	BRL	5,545,389	1,071,780	(845)
11/10/2022	UBS AG	USD	714,945	BRL	3,682,279	711,689	3,256
United States Dollar/British Pound
11/09/2022	HSBC Bank plc	USD	747,911	GBP	631,000	723,756	24,155
11/09/2022	Morgan Stanley & Co.	USD	993,791	GBP	813,000	932,510	61,281
11/09/2022	UBS AG	USD	1,389,329	GBP	1,270,000	1,456,688	(67,359)
11/10/2022	Barclays Bank plc	USD	126,276	GBP	103,254	118,436	7,840
11/10/2022	Citibank N.A.	USD	31,794	GBP	26,000	29,823	1,971
11/10/2022	HSBC Bank plc	USD	370,172	GBP	314,457	360,692	9,480
11/10/2022	HSBC Bank plc	USD	113,072	GBP	99,000	113,556	(484)
12/08/2022	Barclays Bank plc	USD	1,867,966	GBP	1,600,000	1,836,803	31,163
12/08/2022	UBS AG	USD	1,314,277	GBP	1,190,000	1,366,122	(51,845)
See accompanying Notes to Financial Statements.
2022 Annual Report	19

Statement of Investments  (continued)
October 31, 2022
abrdn Global Absolute Return Strategies Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Canadian Dollar
11/10/2022	Goldman Sachs & Co.	USD	165,321	CAD	223,408	$163,994	$1,327
11/10/2022	HSBC Bank plc	USD	21,937	CAD	28,611	21,002	935
11/10/2022	Morgan Stanley & Co.	USD	245,820	CAD	316,617	232,414	13,406
11/10/2022	UBS AG	USD	29,373	CAD	38,162	28,013	1,360
United States Dollar/Chinese Renminbi
11/09/2022	HSBC Bank plc	USD	710,690	CNY	4,800,000	664,038	46,652
11/18/2022	HSBC Bank plc	USD	2,166,340	CNY	14,701,000	2,030,458	135,882
11/21/2022	Citibank N.A.	USD	3,790,732	CNY	26,500,000	3,658,123	132,609
11/21/2022	HSBC Bank plc	USD	1,052,573	CNY	7,470,000	1,031,177	21,396
11/22/2022	Barclays Bank plc	USD	517,555	CNY	3,498,000	482,785	34,770
11/29/2022	HSBC Bank plc	USD	2,164,745	CNY	14,701,000	2,026,442	138,303
United States Dollar/Danish Krone
11/10/2022	Morgan Stanley & Co.	USD	341,626	DKK	2,470,519	328,102	13,524
United States Dollar/Euro
11/10/2022	JPMorgan Chase Bank N.A.	USD	487,440	EUR	490,000	484,502	2,938
11/10/2022	JPMorgan Chase Bank N.A.	USD	251,212	EUR	260,000	257,082	(5,870)
11/10/2022	Morgan Stanley & Co.	USD	17,231,904	EUR	16,708,825	16,521,332	710,572
11/10/2022	UBS AG	USD	407,846	EUR	420,000	415,287	(7,441)
11/25/2022	Barclays Bank plc	USD	1,718,413	EUR	1,710,000	1,692,612	25,801
12/19/2022	Morgan Stanley & Co.	USD	3,069,549	EUR	3,150,000	3,124,957	(55,408)
12/19/2022	UBS AG	USD	723,338	EUR	730,000	724,196	(858)
United States Dollar/Hong Kong Dollar
11/10/2022	Barclays Bank plc	USD	1,045,742	HKD	8,200,000	1,044,822	920
11/10/2022	Goldman Sachs & Co.	USD	109,821	HKD	860,269	109,613	208
11/10/2022	JPMorgan Chase Bank N.A.	USD	88,099	HKD	690,665	88,003	96
11/10/2022	UBS AG	USD	48,191	HKD	377,762	48,133	58
United States Dollar/Indian Rupee
11/09/2022	HSBC Bank plc	USD	573,197	INR	46,000,000	555,596	17,601
United States Dollar/Japanese Yen
11/10/2022	JPMorgan Chase Bank N.A.	USD	172,363	JPY	24,398,439	164,228	8,135
11/10/2022	Morgan Stanley & Co.	USD	59,660	JPY	8,458,841	56,937	2,723
11/10/2022	UBS AG	USD	2,113,164	JPY	275,370,344	1,853,539	259,625
United States Dollar/New Taiwan Dollar
11/10/2022	Goldman Sachs & Co.	USD	642,882	TWD	20,200,000	626,673	16,209
11/21/2022	Citibank N.A.	USD	1,878,372	TWD	58,800,000	1,823,745	54,627
11/21/2022	HSBC Bank plc	USD	1,194,488	TWD	38,000,000	1,178,611	15,877
11/21/2022	UBS AG	USD	500,354	TWD	15,900,000	493,156	7,198
11/29/2022	Barclays Bank plc	USD	1,591,530	TWD	49,948,550	1,548,941	42,589
12/23/2022	HSBC Bank plc	USD	2,015,368	TWD	64,091,450	1,990,147	25,221
12/23/2022	UBS AG	USD	1,371,071	TWD	43,500,000	1,350,748	20,323
United States Dollar/Norwegian krone
11/10/2022	Barclays Bank plc	USD	264,474	NOK	2,583,022	248,524	15,950
United States Dollar/South African Rand
11/10/2022	JPMorgan Chase Bank N.A.	USD	123,644	ZAR	2,200,000	119,698	3,946
United States Dollar/South Korean Won
11/09/2022	Goldman Sachs & Co.	USD	495,100	KRW	690,000,000	483,701	11,399
See accompanying Notes to Financial Statements.
20	2022 Annual Report

Statement of Investments  (continued)
October 31, 2022
abrdn Global Absolute Return Strategies Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Swedish Krona
12/23/2022	Citibank N.A.	USD	1,056,476	SEK	11,600,000	$1,055,288	$1,188
12/23/2022	Citibank N.A.	USD	1,400,572	SEK	15,700,000	1,428,277	(27,705)
12/23/2022	Goldman Sachs & Co.	USD	1,700,907	SEK	18,090,000	1,645,703	55,204
12/23/2022	Morgan Stanley & Co.	USD	760,889	SEK	8,370,000	761,445	(556)
United States Dollar/Swiss Franc
11/10/2022	Barclays Bank plc	USD	2,036	CHF	1,975	1,974	62
11/10/2022	Goldman Sachs & Co.	USD	335,175	CHF	326,938	326,782	8,393
11/10/2022	JPMorgan Chase Bank N.A.	USD	104,092	CHF	98,312	98,265	5,827
11/10/2022	Morgan Stanley & Co.	USD	147,385	CHF	140,000	139,933	7,452
United States Dollar/Thai Baht
11/10/2022	Goldman Sachs & Co.	USD	120,146	THB	4,344,732	114,224	5,922
						$68,293,109	$1,945,677

At October 31, 2022, Fund's open forward foreign cross currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Swiss Franc / British Pound
01/11/2023	Morgan Stanley & Co.	CHF	1,703,312	GBP	1,610,000	$1,716,615	$1,581,917	$(134,698)
01/11/2023	UBS AG	CHF	1,265,208	GBP	1,180,000	1,282,262	1,200,484	(81,778)
							$2,782,401	$(216,476)
Unrealized appreciation on forward foreign currency exchange contracts								$2,378,668
Unrealized depreciation on forward foreign currency exchange contracts								$(1,392,028)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2022, the Fund held the following centrally cleared credit default swaps:
Expiration Date	Notional Amount	Credit Index	Fixed Rate	Implied Credit Spread*	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
Buy Protection:
12/20/2027	1,890,000	CDX.NA.HY	Equal to (1.00%)	N/A	Quarterly	$(5,442)	$(16,342)	$(10,900)
12/20/2027	10,800,000	CDX.NA.HY	Equal to (1.00%)	N/A	Quarterly	(51,681)	(113,961)	(62,280)
12/20/2027	6,720,000	iTraxx Europe Crossover	Equal to (5.00%)	N/A	Quarterly	266,989	372,382	105,393
						$209,866	$242,079	$32,213
Sell Protection:
12/20/2027	23,260,000	CDX.NA.HY	Equal to 1.00%	0.90%	Quarterly	$24,845	$158,995	$134,150
12/20/2027	2,450,000	iTraxx Europe Crossover	Equal to 5.00%	5.56%	Quarterly	(85,839)	(124,158)	(38,319)
12/20/2027	2,030,000	iTraxx Europe Crossover	Equal to 5.00%	N/A	Quarterly	(38,232)	(69,989)	(31,757)
						$(99,226)	$(35,152)	$64,074

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swap with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.
2022 Annual Report	21

Statement of Investments  (concluded)
October 31, 2022
abrdn Global Absolute Return Strategies Fund

At October 31, 2022, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Frequency of Paid Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
USD	4,530,000	08/26/2052	Morgan Stanley & Co.	Receive	12-month SOFR	2.73%	Annually	$-	$599,260	$599,260
USD	4,820,000	08/01/2027	Morgan Stanley & Co.	Receive	12-month SOFR	2.44%	Annually	263,997	582,953	318,956
								$263,997	$1,182,213	$918,216
USD	10,100,000	08/01/2027	Morgan Stanley & Co.	Pay	12-month SOFR	2.44%	Annually	-	(702,472)	(702,472)
USD	3,350,000	08/26/2052	Morgan Stanley & Co.	Pay	12-month SOFR	2.73%	Annually	(139,014)	(576,168)	(437,154)
								$(139,014)	$(1,278,640)	$(1,139,626)
								$124,983	$(96,427)	$(221,410)

At October 31, 2022, the Fund held the following over-the-counter total return swaps:
Currency	Notional Amount	Expiration Date	Receive (Pay) Total Return of Equity Index	Equity Index	Floating Rate Index	Frequency of Payments Made	Value	Unrealized Appreciation/ (Depreciation)
USD	3,652,025	04/05/2023	Pay	S&P 500 Low Volatility Net Total Return Index	1-month SOFR	Monthly	$220,202	$220,202
USD	2,528,400	03/06/2023	Receive	MSCI World Consumer Staples Index	1-month SOFR	Monthly	(117,906)	(117,906)
USD	4,881,454	03/31/2023	Receive	MSCI World Quality Index	1-month SOFR	Monthly	11,471	11,471
								$113,767

See accompanying Notes to Financial Statements.
22	2022 Annual Report

abrdn Global High Income Fund  (Unaudited)

Market review
Global high yield bonds endured a difficult 12 months, with total returns negatively affected by the combination of rising government bond yields and wider corporate credit spreads. Sentiment weakened following the onset of the Russia-Ukraine war and repeated interest-rate increases by global central banks amid persistently high inflation. In the U.S., after surging to a high of 9.1% in June, the consumer price index (CPI)1 trended lower thereafter. However, core CPI, a measure that excludes more volatile items such as food and energy, concerned investors after reaching a new high of 6.6% in September. In response to inflationary pressures, the U.S. Federal Reserve continually hiked the federal funds rate, ending the reporting period at a range of 3.0-3.25%. Meanwhile, the 10-year U.S. Treasury yield rose over the 12 months, and breached 4% for the first time since 2010.
Elsewhere, European inflation continued to rise, as the Eurozone CPI hit a new high of 10.7% in October as the Ukrainian war entered its tenth month. Although a mild start to the winter did at least see power prices drop through the period, the energy component of Eurozone CPI is running at +40% year on year and it will take time for economies that had been reliant on Russian gas to establish a permanent alternative supply. Additionally, the European Central Bank hiked its deposit facility rate, moving back above zero after eight years of negative rates.
Towards the end of the 12 months, U.K. assets were particularly volatile during a calamitous period for the government and a remarkably short tenure for Prime Minister Liz Truss. Named as prime minister in early September, Truss and Chancellor Kwasi Kwarteng announced a range of largely unfunded, tax-cutting measures in a mini budget that was met with consternation and rejected by the markets. Five-year U.K. government bond yields widened by almost 1.0% to 4.5% in the two days following the announcement and sterling collapsed to an all-time low of $1.03. The scale of the move in longer-dated U.K. government bonds caused significant stress in the pension system, which ultimately required intervention by the Bank of England.
Performance Review
The abrdn Global High Income Fund (Institutional Class shares, net of fees) returned -14.20% for the 12-month reporting period ended October 31, 2022, compared with the ICE Bank of America Global High Yield Constrained Index (hedged to U.S. dollars) return of -13.84% during the same period.
The Fund hedges all currency risk2 back to U.S. dollars, which protected further downside for the Fund given the strong underperformance of the euro and sterling against the U.S. dollar over the reporting period.
In terms of Fund performance, our exposure to emerging markets detracted from performance over the period. The Russian invasion of Ukraine negatively affected some of the Fund’s Ukrainian holdings, including overweights3 to agricultural provider MHP and ferrous metals company Metinvest. The Fund’s holdings in Chinese property also detracted from performance as the Chinese real estate industry continued to struggle over the period. Our holdings in Zhenro Properties, China Evergrande and Kaisa and Sunac weighed on returns. Lastly, our overweight to pharmaceutical company Bausch Health also hurt performance.
On the other hand, our overweights to tire producer Goodyear Tire, Ford Motor Company (automobile manufacturer) and Six Flags (theme park operator) added to relative returns over the period. The Fund’s overweight exposure to First Quantum (producer of hard commodities), Teva Pharmaceuticals (generic drug producer) and Japanese technology investor SoftBank also helped performance over the period.
The Fund’s use of derivatives contributed approximately 3.17% to the performance of the Fund.
Outlook
Slowing economic data and leading inflation indicators are beginning to suggest that the majority of central bank tightening is priced in and we are starting to see signs of this as yields begin to stabilize. The U.S. purchasing managers’ index, for example, fell back below 50 in November 2022, signaling contraction in manufacturing for the first time since the COVID-19 lockdowns. Our expectation is that unemployment, which has remained stubbornly low, may begin to rise and take some further pressure off central banks. This has been one of the factors underpinning inflation, as demand destruction has taken longer to manifest than expected — the negative wealth effect of falling house prices and stock markets should also help in this regard. As a result, we expect the narrative to shift away from inflation risks and more towards the deleterious effects of higher interest rates and a weaker growth outlook.
As outlined above, we have looked to reduce exposure to companies that may become vulnerable as earnings come under pressure and have used market strength in November to continue to do so. We have also selectively introduced a handful of higher quality, longer duration4 holdings. Although we expect spreads to widen on a weaker earnings trajectory, we do not expect default losses to jump
{foots1}
1	Consumer Price Index – a measure of inflation. An index of the cost of all goods and services to a typical consumer.
{foots1}
2	Currency hedging – The use of derivative transactions to protect the value of an investment against fluctuations in exchange rates. (See also derivative.)
{foots1}
3	Overweight – A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
{foots1}
4	Duration – A measure of the maturity of a bond or portfolio of bonds that takes into account the periodic coupon payments. It attempts to measure market risk, or volatility, in a bond by considering maturity and the time pattern of interest payments prior to repayment. Two bonds with the same term to maturity but different coupon rates will respond differently to changes in interest rates. So will bonds with the same coupon rate but different terms to maturity. The higher the duration, the greater a bond’s price-sensitivity to changes in yield.
2022 Annual Report	23

abrdn Global High Income Fund  (Unaudited)  (continued)

dramatically and therefore believe that valuations still broadly compensate well for default risk.
Portfolio Management:
Global High Yield Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 3.00% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
The Fund is subject to the risk that the Adviser  may make poor security selections.
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.
Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. Fluctuations in currency exchange rates may impact a Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful.
The risks that apply to foreign investments are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
Please read the prospectus for more detailed information regarding these and other risks.

24	2022 Annual Report

abrdn Global High Income Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(14.49%)	0.33%	2.18%
	w/SC2	(17.02%)	(0.29%)	1.87%
Institutional Class[3]	w/o SC	(14.20%)	0.60%	2.46%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 3.00% front-end sales charge was deducted.
3	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Global High Income Fund, the ICE Bank of America Global High Yield Constrained Index (Hedged to USD) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.
The ICE Bank of America (BofA) Global High Yield Constrained Index (Hedged to USD) tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets but caps issuer exposure at 2%.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	25

abrdn Global High Income Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Corporate Bonds	89.5%
Short-Term Investment	14.7%
Exchange-Traded Funds	5.0%
Liabilities in Excess of Other Assets	(9.2%)
100.0%
The following chart summarizes the composition of the Fund’s portfolio. The industries listed below may include more than one industry group. The Fund did not have more than 25% of its assets invested in any industry group.
Industries
Diversified Telecommunication Services	7.1%
Oil, Gas & Consumable Fuels	6.5%
Pharmaceutical	5.2%
Packaging & Containers	5.1%
Exchange-Traded Fund	5.0%
Energy Equipment & Services	4.9%
Media	4.4%
Healthcare Providers & Services	4.4%
Entertainment	4.3%
Commercial Services & Supplies	3.5%
Real Estate Investment Trust (REIT) Funds	3.2%
Auto Parts & Equipment	3.1%
Chemicals	3.1%
Aerospace & Defense	2.6%
Diversified Financial Services	2.6%
Leisure Time	2.4%
Metals & Mining	2.1%
Electric Utilities	2.1%
Retail	2.0%
Other, less than 2% each	20.9%
Short-Term Investment	14.7%
Liabilities in Excess of Other Assets	(9.2%)
100.0%
Top Ten Holdings
iShares iBoxx High Yield Corporate Bond ETF	5.0%
Teva Pharmaceutical Finance Netherlands III BV 10/01/2026	1.9%
Iron Mountain, Inc. 07/15/2028	1.4%
Petroleos Mexicanos 02/12/2028	1.3%
Petrobras Global Finance BV 01/03/2031	1.1%
Ball Corp. 08/15/2030	1.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 03/01/2029	1.0%
Graphic Packaging International LLC 03/01/2029	1.0%
Affinity Gaming 12/15/2027	1.0%
Howmet Aerospace, Inc. 02/01/2037	0.9%

Countries
United States	60.7%
United Kingdom	5.1%
Luxembourg	3.2%
Israel	2.8%
Mexico	2.7%
Germany	2.7%
Canada	2.6%
Brazil	2.3%
Netherlands	2.3%
Other, less than 2% each	10.1%
Short-Term Investment	14.7%
Liabilities in Excess of Other Assets	(9.2%)
100.0%

26	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn Global High Income Fund

Shares or Principal Amount		Value
CORPORATE BONDS—89.5%
BRAZIL—2.3%
Chemicals—0.7%
Braskem Netherlands Finance BV, 4.50%, 01/10/2028(a)	$810,000	$ 703,291
Healthcare Providers & Services—0.5%
Rede D'or Finance Sarl
4.95%, 01/17/2028(a)	380,000	336,775
4.50%, 01/22/2030(a)	204,000	168,300
		505,075
Oil, Gas & Consumable Fuels—1.1%
Petrobras Global Finance BV, 5.60%, 01/03/2031	1,236,000	1,122,597
Total Brazil		2,330,963
CANADA—2.6%
Chemicals—0.5%
NOVA Chemicals Corp., 4.25%, 05/15/2029(a)	638,000	520,311
Diversified Telecommunication Services—0.5%
Rogers Communications, Inc., (fixed rate to 03/15/2027, variable rate thereafter), 5.25%, 03/15/2082(a)	589,000	515,680
Environmental Control—0.8%
GFL Environmental, Inc.
5.13%, 12/15/2026(a)	562,000	534,956
4.75%, 06/15/2029(a)	367,000	319,869
		854,825
Machinery-Diversified—0.6%
Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 04/15/2026(a)	720,000	588,600
Oil & Gas Services—0.2%
Enerflex Ltd., 9.00%, 10/15/2027(a)	194,000	188,723
Total Canada		2,668,139
CHINA—0.1%
Real Estate—0.1%
China Evergrande Group, 9.50%, 04/11/2022(a)(b)(c)	465,000	16,268
Kaisa Group Holdings Ltd.
9.75%, 09/28/2023(a)(b)(c)	230,000	14,334
9.38%, 06/30/2024(a)(b)	495,000	33,412
Zhenro Properties Group Ltd.
7.88%, 04/14/2024(a)(b)(c)	200,000	3,862
7.10%, 09/10/2024(a)(b)(c)	429,000	8,598
		76,474
FRANCE—1.5%
Diversified Telecommunication Services—0.5%
Iliad Holding SASU, 6.50%, 10/15/2026(a)	532,000	492,696
Electric Utilities—0.4%
Electricite de France SA
	Shares or Principal Amount		Value

(fixed rate to 01/29/2025, variable rate thereafter), 5.38%, 01/29/2025(a)(d)	EUR	200,000	$ 181,280
(fixed rate to 01/22/2026, variable rate thereafter), 5.00%, 01/22/2026(a)(d)		300,000	252,004
			433,284
Healthcare Providers & Services—0.6%
Chrome Bidco SASU, 3.50%, 05/31/2028(a)		800,000	638,495
Total France			1,564,475
GERMANY—2.7%
Apparel—0.4%
CT Investment GmbH, 5.50%, 04/15/2026(a)		490,000	397,534
Auto Parts & Equipment—0.9%
Schaeffler AG
2.88%, 03/26/2027(a)		350,000	303,832
3.38%, 10/12/2028(a)		200,000	166,998
ZF Europe Finance BV
2.00%, 02/23/2026(a)		200,000	171,660
2.50%, 10/23/2027(a)		300,000	238,565
			881,055
Building Materials—0.3%
HT Troplast GmbH, 9.25%, 07/15/2025(a)		400,000	343,871
Commercial Banks—0.3%
Deutsche Bank AG, (fixed rate to 04/30/2026, variable rate thereafter), 7.13%, 04/30/2026(a)(d)	GBP	300,000	287,273
Commercial Services & Supplies—0.4%
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/2026(a)	EUR	395,639	365,154
Machinery-Diversified—0.1%
TK Elevator Midco GmbH, 4.38%, 07/15/2027(a)		176,000	147,042
Pharmaceutical—0.3%
Gruenenthal GmbH
3.63%, 11/15/2026(a)		199,000	174,386
4.13%, 05/15/2028(a)		230,000	187,630
			362,016
Total Germany			2,783,945
ISRAEL—2.8%
Pharmaceutical—2.8%
Teva Pharmaceutical Finance Netherlands III BV
7.13%, 01/31/2025		$573,000	567,769
3.15%, 10/01/2026		2,280,000	1,926,600
4.75%, 05/09/2027		407,000	359,177
			2,853,546
ITALY—1.5%
Commercial Banks—0.3%
UniCredit SpA, (fixed rate to 06/03/2023, variable rate thereafter), 6.63%, 06/03/2023(a)(d)	EUR	330,000	320,415
Commercial Services & Supplies—0.6%
Autostrade per l'Italia SpA, 2.00%, 12/04/2028(a)		750,000	612,628

See accompanying Notes to Financial Statements.
2022 Annual Report	27

Statement of Investments  (continued)
October 31, 2022
abrdn Global High Income Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
ITALY (continued)
Entertainment—0.4%
Lottomatica SpA/Roma, 6.25%, 07/15/2025(a)	EUR	400,000	$ 373,962
Hand/Machine Tools—0.2%
IMA Industria Macchine Automatiche SpA, 3.75%, 01/15/2028(a)		231,000	186,982
Total Italy			1,493,987
JERSEY—0.4%
Commercial Banks—0.4%
HSBC Bank Capital Funding Sterling 1 LP, FRN, 5.84%, 11/05/2031(a)(d)	GBP	320,000	380,914
LUXEMBOURG—3.2%
Biotechnology—0.4%
Cidron Aida Finco Sarl
5.00%, 04/01/2028(a)	EUR	291,000	225,163
6.25%, 04/01/2028(a)	GBP	253,000	220,652
			445,815
Commercial Services & Supplies—0.6%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 5.25%, 10/15/2026(a)	EUR	246,000	207,544
Albion Financing 2Sarl, 8.75%, 04/15/2027(a)		$519,000	435,960
			643,504
Diversified Financial Services—0.4%
Garfunkelux Holdco 3 SA
6.75%, 11/01/2025(a)	EUR	231,000	162,676
7.75%, 11/01/2025(a)	GBP	240,000	195,861
			358,537
Diversified Telecommunication Services—1.0%
Altice France Holding SA, 8.00%, 05/15/2027(a)	EUR	533,000	383,201
Matterhorn Telecom SA, 3.13%, 09/15/2026(a)		712,000	616,665
			999,866
Energy-Alternate Sources—0.4%
Cullinan Holdco Scsp, 4.63%, 10/15/2026(a)		462,000	378,224
Entertainment—0.0%
LHMC Finco 2 Sarl, PIK, 7.25%, 10/02/2025(a)(e)		11,698	9,867
Machinery-Diversified—0.0%
Galapagos SA, 5.38%, 06/15/2021(a)(b)(f)(g)		60,500	–
Media—0.3%
Altice Financing SA, 5.75%, 08/15/2029(a)		$449,000	352,357
Packaging & Containers—0.1%
Kleopatra Finco Sarl, 4.25%, 03/01/2026(a)	EUR	113,000	91,705
Total Luxembourg			3,279,875
MEXICO—2.7%
Chemicals—0.1%
Braskem Idesa SAPI, 6.99%, 02/20/2032(a)		$200,000	133,776
	Shares or Principal Amount		Value

Diversified Telecommunication Services—0.6%
Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2025(a)		$750,000	$ 621,099
Oil, Gas & Consumable Fuels—2.0%
Petroleos Mexicanos
6.49%, 01/23/2027		300,000	261,300
5.35%, 02/12/2028		1,648,000	1,313,426
6.70%, 02/16/2032(h)		610,000	461,313
			2,036,039
Total Mexico			2,790,914
NETHERLANDS—2.3%
Chemicals—0.5%
OCI NV, 3.63%, 10/15/2025(a)	EUR	517,500	499,887
Commercial Banks—0.3%
Stichting AK Rabobank Certificaten, 6.50%, 12/29/2049(a)(d)(i)		355,750	331,720
Home Furnishings—0.2%
Nobel Bidco BV, 3.13%, 06/15/2028(a)		340,000	198,243
Internet—0.1%
United Group BV, 5.25%, 02/01/2030(a)		123,000	86,304
Media—0.6%
Summer BidCo BV, PIK, 9.00%, 11/15/2025(a)(e)		367,062	267,985
VZ Vendor Financing II BV, 2.88%, 01/15/2029(a)		382,000	278,415
			546,400
Packaging & Containers—0.6%
Trivium Packaging Finance BV, 5.50%, 08/15/2026(a)		$690,000	634,593
Total Netherlands			2,297,147
NIGERIA—0.6%
Engineering & Construction—0.6%
IHS Netherlands Holdco BV, 8.00%, 09/18/2027(a)		760,000	586,629
PANAMA—0.4%
Diversified Telecommunication Services—0.4%
C&W Senior Financing DAC, 6.88%, 09/15/2027(a)		436,000	378,091
REPUBLIC OF IRELAND—0.1%
Media—0.1%
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/2028(a)	GBP	100,000	91,601
SOUTH AFRICA—0.4%
Diversified Telecommunication Services—0.4%
Liquid Telecommunications Financing PLC, 5.50%, 09/04/2026(a)		$584,000	402,960

See accompanying Notes to Financial Statements.
28	2022 Annual Report

Statement of Investments  (continued)
October 31, 2022
abrdn Global High Income Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
SPAIN—1.4%
Commercial Banks—0.2%
Banco Bilbao Vizcaya Argentaria SA, (fixed rate to 03/05/2025, variable rate thereafter), Series 9, 6.50%, 03/05/2025(d)		$200,000	$ 178,652
Diversified Telecommunication Services—0.9%
Lorca Telecom Bondco SA, 4.00%, 09/18/2027(a)	EUR	500,000	433,456
Telefonica Europe BV, (fixed rate to 06/22/2026, variable rate thereafter), Series ., 3.88%, 06/22/2026(a)(d)		500,000	442,588
			876,044
Entertainment—0.2%
Cirsa Finance International Sarl, 6.25%, 12/20/2023(a)		254,751	251,096
Pharmaceutical—0.1%
Grifols SA, 2.25%, 11/15/2027(a)		200,000	162,817
Total Spain			1,468,609
SWEDEN—1.1%
Commercial Services & Supplies—0.5%
Verisure Holding AB, 3.25%, 02/15/2027(a)		333,000	279,510
Verisure Midholding AB, 5.25%, 02/15/2029(a)		275,000	208,254
			487,764
Diversified Financial Services—0.6%
Intrum AB, 4.88%, 08/15/2025(a)		700,000	623,477
Total Sweden			1,111,241
SWITZERLAND—0.8%
Chemicals—0.6%
Consolidated Energy Finance SA, 5.63%, 10/15/2028(a)		$652,000	547,478
Retail—0.2%
Dufry One BV, 2.50%, 10/15/2024(a)	EUR	250,000	235,945
Total Switzerland			783,423
TURKEY—0.4%
Diversified Telecommunication Services—0.4%
Turk Telekomunikasyon AS, 4.88%, 06/19/2024(a)		$410,000	360,800
UNITED KINGDOM—5.1%
Aerospace & Defense—0.6%
Rolls-Royce PLC, 4.63%, 02/16/2026(a)	EUR	680,000	640,943
Diversified Financial Services—0.4%
Jerrold Finco PLC
4.88%, 01/15/2026(a)	GBP	134,000	126,394
5.25%, 01/15/2027(a)		306,000	274,771
			401,165
	Shares or Principal Amount		Value

Diversified Telecommunication Services—0.4%
TalkTalk Telecom Group Ltd., 3.88%, 02/20/2025(a)	GBP	500,000	$ 452,986
Entertainment—0.5%
Pinewood Finance Co. Ltd., 3.25%, 09/30/2025(a)		500,000	498,858
Food & Staples—0.8%
eG Global Finance PLC, 4.38%, 02/07/2025(a)	EUR	600,000	508,370
Very Group Funding PLC, 6.50%, 08/01/2026(a)	GBP	439,000	341,084
			849,454
Food Products—0.4%
Bellis Acquisition Co. PLC
3.25%, 02/16/2026(a)		278,000	259,006
4.50%, 02/16/2026(a)		106,000	102,268
			361,274
Media—0.5%
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/2028(a)		544,000	498,307
Oil, Gas & Consumable Fuels—0.6%
Ithaca Energy North Sea PLC, 9.00%, 07/15/2026(a)		$581,000	573,552
Pharmaceutical—0.6%
180 Medical, Inc., 3.88%, 10/15/2029(a)		769,000	649,805
Water Utility—0.3%
Thames Water Kemble Finance PLC, 4.63%, 05/19/2026(a)	GBP	300,000	282,493
Total United Kingdom			5,208,837
UNITED STATES—55.7%
Advertising—0.6%
Summer BC Bidco B LLC, 5.50%, 10/31/2026(a)		$721,000	573,780
Aerospace & Defense—2.1%
Boeing Co., 5.15%, 05/01/2030		817,000	754,895
Howmet Aerospace, Inc.
6.88%, 05/01/2025		43,000	43,955
3.00%, 01/15/2029		455,000	378,733
5.95%, 02/01/2037		1,052,000	963,694
			2,141,277
Agriculture—1.0%
Darling Ingredients, Inc., 6.00%, 06/15/2030(a)		642,000	617,925
Turning Point Brands, Inc., 5.63%, 02/15/2026(a)		503,000	439,710
			1,057,635
Apparel—0.6%
Wolverine World Wide, Inc., 4.00%, 08/15/2029(a)		818,000	646,220
Auto Manufacturers—1.7%
Ford Motor Co.
9.63%, 04/22/2030		422,000	471,078
6.10%, 08/19/2032		558,000	510,740

See accompanying Notes to Financial Statements.
2022 Annual Report	29

Statement of Investments  (continued)
October 31, 2022
abrdn Global High Income Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Ford Motor Credit Co. LLC
4.54%, 03/06/2025	GBP	162,000	$ 171,233
4.95%, 05/28/2027		$364,000	333,227
General Motors Financial Co., Inc., 5.00%, 04/09/2027		319,000	301,481
			1,787,759
Auto Parts & Equipment—2.1%
Adient Global Holdings Ltd.
3.50%, 08/15/2024(a)	EUR	503,000	469,750
4.88%, 08/15/2026(a)		$398,000	356,210
Goodyear Europe BV, 2.75%, 08/15/2028(a)	EUR	352,000	278,538
Goodyear Tire & Rubber Co. (The)
9.50%, 05/31/2025		$604,000	627,697
5.00%, 07/15/2029		115,000	99,722
5.25%, 07/15/2031		358,000	303,298
			2,135,215
Building Materials—1.1%
Builders FirstSource, Inc., 4.25%, 02/01/2032(a)		273,000	218,454
MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 02/01/2030(a)		396,000	305,447
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(a)		672,000	584,640
			1,108,541
Chemicals—0.7%
ASP Unifrax Holdings, Inc., 5.25%, 09/30/2028(a)		272,000	216,172
Celanese US Holdings LLC
6.17%, 07/15/2027		386,000	364,187
6.38%, 07/15/2032		162,000	147,401
			727,760
Coal—0.9%
SunCoke Energy, Inc., 4.88%, 06/30/2029(a)		1,153,000	945,460
Commercial Services & Supplies—1.4%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.38%, 03/01/2029(a)(j)		1,125,000	974,559
Cimpress PLC, 7.00%, 06/15/2026(a)		779,000	465,452
			1,440,011
Computers & Peripherals—1.0%
Banff Merger Sub, Inc., 8.38%, 09/01/2026(a)	EUR	325,000	295,138
Condor Merger Sub, Inc., 7.38%, 02/15/2030(a)		$465,000	384,589
Virtusa Corp., 7.13%, 12/15/2028(a)		517,000	370,856
			1,050,583
Diversified Financial Services—1.2%
Coinbase Global, Inc.
3.38%, 10/01/2028(a)		519,000	339,225
	Shares or Principal Amount		Value

3.63%, 10/01/2031(a)		$459,000	$ 271,792
Encore Capital Group, Inc., 4.88%, 10/15/2025(a)	EUR	700,000	633,631
			1,244,648
Diversified Telecommunication Services—2.1%
Frontier Communications Holdings LLC
6.00%, 01/15/2030(a)		$745,000	582,590
8.75%, 05/15/2030(a)		256,000	261,440
GoTo Group, Inc., 5.50%, 09/01/2027(a)		638,000	369,874
Lumen Technologies, Inc., 4.50%, 01/15/2029(a)		500,000	352,476
T-Mobile USA, Inc., 3.50%, 04/15/2031		633,000	532,231
			2,098,611
Electric Utilities—1.7%
NRG Energy, Inc.
3.38%, 02/15/2029(a)		1,035,000	862,125
3.63%, 02/15/2031(a)		241,000	191,780
Vistra Operations Co. LLC
5.63%, 02/15/2027(a)		504,000	480,453
4.38%, 05/01/2029(a)		221,000	189,016
			1,723,374
Energy Equipment & Services—5.1%
Cheniere Energy Partners LP
4.50%, 10/01/2029		831,000	733,731
4.00%, 03/01/2031		177,000	149,226
EnLink Midstream LLC, 6.50%, 09/01/2030(a)		597,000	586,553
Hess Midstream Operations LP
5.63%, 02/15/2026(a)		398,000	390,346
4.25%, 02/15/2030(a)		547,000	467,767
5.50%, 10/15/2030(a)		102,000	92,024
ITT Holdings LLC, 6.50%, 08/01/2029(a)		688,000	552,811
Rattler Midstream LP, 5.63%, 07/15/2025(a)		716,000	736,141
Venture Global Calcasieu Pass LLC
3.88%, 08/15/2029(a)		255,000	218,663
4.13%, 08/15/2031(a)		643,000	548,177
3.88%, 11/01/2033(a)		410,000	329,025
Western Midstream Operating LP
3.95%, 06/01/2025		263,000	249,398
4.65%, 07/01/2026		156,000	147,810
			5,201,672
Engineering & Construction—0.5%
VM Consolidated, Inc., 5.50%, 04/15/2029(a)		551,000	480,998
Entertainment—3.0%
Affinity Gaming, 6.88%, 12/15/2027(a)		1,155,000	964,139
CCM Merger, Inc., 6.38%, 05/01/2026(a)		511,000	466,104
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/01/2028		499,000	467,566

See accompanying Notes to Financial Statements.
30	2022 Annual Report

Statement of Investments  (continued)
October 31, 2022
abrdn Global High Income Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
International Game Technology PLC, 3.50%, 06/15/2026(a)	EUR	847,000	$ 789,796
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025(a)		$372,000	375,638
			3,063,243
Environmental Control—0.5%
Clean Harbors, Inc., 4.88%, 07/15/2027(a)		560,000	526,982
Food & Staples—0.3%
Michaels Cos., Inc., 5.25%, 05/01/2028(a)		491,000	348,679
Food Products—0.6%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.13%, 02/01/2028(a)		245,000	227,771
5.75%, 04/01/2033(a)		391,000	352,346
			580,117
Healthcare Providers & Services—3.3%
Centene Corp., 4.25%, 12/15/2027		646,000	595,935
Encompass Health Corp., 4.63%, 04/01/2031		581,000	479,325
HCA, Inc., 5.63%, 09/01/2028		932,000	895,347
IQVIA, Inc., 1.75%, 03/15/2026(a)	EUR	615,000	556,105
Tenet Healthcare Corp.
4.63%, 07/15/2024		$520,000	507,000
6.13%, 06/15/2030(a)		328,000	302,790
			3,336,502
Home Builders—0.3%
Adams Homes, Inc., 7.50%, 02/15/2025(a)		443,000	358,407
Home Furnishings—0.6%
Tempur Sealy International, Inc., 3.88%, 10/15/2031(a)		785,000	589,425
Housewares—0.4%
Newell Brands, Inc., 4.45%, 04/01/2026		452,000	420,609
Internet—1.2%
Netflix, Inc., 4.88%, 04/15/2028		941,000	893,018
Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(a)		221,000	145,434
Shutterfly, Inc., 2021 Term Loan, 8.80%, 09/25/2026(k)		247,500	150,203
			1,188,655
Leisure Time—2.4%
Carnival Corp.
10.50%, 02/01/2026(a)		288,000	282,228
6.00%, 05/01/2029(a)		525,000	348,215
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(a)		557,000	392,518
NCL Corp. Ltd.
5.88%, 02/15/2027(a)		310,000	276,675
7.75%, 02/15/2029(a)		117,000	93,206
NCL Finance Ltd., 6.13%, 03/15/2028(a)		131,000	101,853
Royal Caribbean Cruises Ltd.
11.50%, 06/01/2025(a)		209,000	225,087
	Shares or Principal Amount	Value

5.50%, 04/01/2028(a)	$271,000	$ 208,670
Viking Cruises Ltd., 13.00%, 05/15/2025(a)	465,000	499,875
		2,428,327
Lodging—0.5%
Travel & Leisure Co., 4.63%, 03/01/2030(a)	590,000	476,257
Media—3.0%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25%, 02/01/2031(a)	1,206,000	952,740
4.25%, 01/15/2034(a)	1,126,000	827,610
CSC Holdings LLC, 5.75%, 01/15/2030(a)	1,113,000	851,445
Univision Communications, Inc., 7.38%, 06/30/2030(a)	424,000	410,220
		3,042,015
Metal Fabricate/Hardware—0.3%
Advanced Drainage Systems, Inc., 6.38%, 06/15/2030(a)	297,000	287,018
Metals & Mining—0.7%
Novelis Corp., 3.25%, 11/15/2026(a)	769,000	673,057
Oil & Gas Services—0.6%
Weatherford International Ltd., 8.63%, 04/30/2030(a)	656,000	618,280
Oil, Gas & Consumable Fuels—2.7%
Chesapeake Energy Corp., 6.75%, 04/15/2029(a)	490,000	479,942
CNX Resources Corp., 7.38%, 01/15/2031(a)	416,000	412,951
Hilcorp Energy I LP / Hilcorp Finance Co.
5.75%, 02/01/2029(a)	539,000	493,185
6.00%, 02/01/2031(a)	194,000	176,041
Occidental Petroleum Corp., 6.63%, 09/01/2030	298,000	309,936
Southwestern Energy Co., 4.75%, 02/01/2032	788,000	680,202
Viper Energy Partners LP, 5.38%, 11/01/2027(a)	179,000	168,363
		2,720,620
Packaging & Containers—4.4%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/2027(a)	620,000	594,933
Ball Corp.
2.88%, 08/15/2030	1,336,000	1,037,538
3.13%, 09/15/2031	316,000	241,961
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029(a)	85,000	80,699
8.75%, 04/15/2030(a)	111,000	97,541
Graphic Packaging International LLC
3.50%, 03/01/2029(a)	1,148,000	969,608
3.75%, 02/01/2030(a)	1,113,000	956,913
Sealed Air Corp., 5.00%, 04/15/2029(a)	533,000	486,176
		4,465,369

See accompanying Notes to Financial Statements.
2022 Annual Report	31

Statement of Investments  (continued)
October 31, 2022
abrdn Global High Income Fund

Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Pharmaceutical—1.3%
Perrigo Finance Unlimited Co., 4.40%, 06/15/2030	$545,000	$ 455,424
Viatris, Inc., 2.70%, 06/22/2030	1,132,000	846,683
		1,302,107
Real Estate Investment Trust (REIT) Funds—3.2%
GLP Capital, LP/GLP Financing II, Inc. REIT, 5.75%, 06/01/2028	951,000	882,198
Iron Mountain, Inc., 5.00%, 07/15/2028(a)	1,537,000	1,375,000
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
7.50%, 06/01/2025(a)	137,000	137,343
4.88%, 05/15/2029(a)	491,000	418,673
Starwood Property Trust, Inc., 3.63%, 07/15/2026(a)	471,000	409,770
		3,222,984
Retail—1.9%
Academy Ltd., 6.00%, 11/15/2027(a)	899,000	843,936
Macy's Retail Holdings LLC
5.88%, 04/01/2029(a)	472,000	407,640
5.88%, 03/15/2030(a)	16,000	13,433
6.13%, 03/15/2032(a)	49,000	40,713
Staples, Inc., 7.50%, 04/15/2026(a)	737,000	640,143
		1,945,865
Software—0.7%
Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026(a)	215,000	193,661
6.50%, 10/15/2028(a)	607,000	535,788
		729,449
Total United States		56,687,511
ZAMBIA—1.4%
Metals & Mining—1.4%
First Quantum Minerals Ltd.
6.50%, 03/01/2024(a)	539,000	528,585
6.88%, 03/01/2026(a)	977,000	916,817
		1,445,402
Total Corporate Bonds		91,045,483
EXCHANGE-TRADED FUNDS—5.0%
iShares iBoxx High Yield Corporate Bond ETF(j)	68,890	5,058,593
Total Exchange-Traded Funds		5,058,593
Shares or Principal Amount		Value
SHORT-TERM INVESTMENT—14.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.01%(l)	14,966,734	$ 14,966,734
Total Short-Term Investment		14,966,734
Total Investments (Cost $128,084,916)(m)—109.2%		111,070,810
Liabilities in Excess of Other Assets—(9.2%)		(9,362,730)
Net Assets—100.0%		$101,708,080
Amounts listed as “–” are $0 or round to $0.
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Illiquid security.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(g)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2022.
(h)	Sinkable security.
(i)	Step bond. Rate disclosed is as of October 31, 2022.
(j)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,282,069. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales. See Note 2(i) of the accompanying Notes to Financial Statements.
(k)	Variable or Floating Rate security. Rate disclosed is as of October 31, 2022.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2022.
(m)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	British Pound Sterling
PIK	Payment-In-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

See accompanying Notes to Financial Statements.
32	2022 Annual Report

Statement of Investments  (concluded)
October 31, 2022
abrdn Global High Income Fund

At October 31, 2022, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Euro/United States Dollar
01/19/2023	JPMorgan Chase Bank N.A.	EUR	60,000	USD	59,504	$59,687	$183
01/19/2023	UBS AG	EUR	129,624	USD	131,198	128,947	(2,251)
						$188,634	$(2,068)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
01/19/2023	Morgan Stanley & Co.	USD	3,919,628	GBP	3,526,000	$4,054,703	$(135,075)
01/19/2023	Royal Bank of Canada	USD	171,586	GBP	151,000	173,642	(2,056)
United States Dollar/Euro
01/19/2023	Morgan Stanley & Co.	USD	882,436	EUR	880,934	876,332	6,104
01/19/2023	Morgan Stanley & Co.	USD	187,614	EUR	189,185	188,197	(583)
01/19/2023	UBS AG	USD	13,246,945	EUR	13,513,000	13,442,408	(195,463)
						$18,735,282	$(327,073)
Unrealized appreciation on forward foreign currency exchange contracts							$6,287
Unrealized depreciation on forward foreign currency exchange contracts							$(335,428)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.
2022 Annual Report	33

abrdn Intermediate Municipal Income Fund  (Unaudited)

Market review
The overall U.S. municipal (muni) bond market generated a negative return during the reporting period. The Bloomberg Municipal Bond Index1, a broad municipal bond market benchmark, returned -11.98%, while the taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index2, returned -15.68%. Both the muni and taxable bond markets faced headwinds from rising interest rates. Government bond yields moved higher as the economy rebounded from the pandemic-induced downturn, inflation increased, and the U.S. Federal Reserve (Fed) removed its accommodative monetary policy3.
The muni market generated positive returns during the first two months of the reporting period. This was followed by negative returns for every subsequent month up to the end of the period.
Fund performance review
The abrdn Intermediate Municipal Income Fund (Institutional Class shares net of fees) returned -10.99% for the 12-month reporting period ended October 31, 2022 versus the -9.80% return of its benchmark, the ICE BofA Merrill Lynch 1-22 U.S. Municipal Securities Index, during the same period.
During the reporting period, the Fund’s positioning in several sectors, including care retirement centers, charter schools, and higher education, weighed on its performance relative to its benchmark. This was partially offset by allocations to both state and local general obligation bonds, water and sewer bonds, and dedicated tax bonds, which outperformed. From a quality perspective, the Fund’s allocation to non-rated4 and lower-grade municipal bonds detracted from its relative performance, as high-grade municipal debt outperformed over the period. The Fund’s allocation to lower-coupon5 bonds hampered its performance versus the benchmark, as the market sell-off was more apparent in these issues. Conversely, as most of these instruments are short-dated, we anticipate that these bonds will be positive contributors to Fund performance as they get closer to maturity.
Outlook
Following a tumultuous 2022 year in fixed income markets, we view 2023 with some optimism. The rise in yields has provided a strong relative-value case for the asset class and we expect the fundamental backdrop for municipal bonds to be favorable. We believe that prudent investors should still exercise caution with a broad-based approach, as inflation could become entrenched in the economy and result in headwinds to municipal performance as the Fed attempts to bring inflation back closer to its 2% target.
The threat of more persistent inflation and a change to Fed policy remains a risk to fixed income markets, particularly at the longer end of the yield curve. We maintain our expectation for little supply in the fourth quarter of 2022, which could continue into 2023. This could also provide a tailwind to municipal markets.
We expect municipal demand to turn positive in 2023, as outflows from the asset class have started to slow. It is our view that the asset class, as a whole, presents a strong relative-value case given historical performance during recessionary periods.
Despite strong municipal fundamentals and positive near-term technicals, we expect some continued volatility6 as the Fed continues its tightening path. This may continue to put pressure on the municipal curve to shift, which would hamper total returns. Nonetheless, we believe short-term muni rates will remain anchored at the front end of the yield curve.
For these reasons, while we expect the fundamental backdrop for municipalities to remain largely favorable and near-term technicals to remain slightly bullish, we believe overall muni market performance could be pressured should inflation persist. We still see opportunities in select issuers that we believe will be able to better manage costs in an inflationary environment, particularly in sectors such as general obligations, toll roads, and utilities. In terms of yield-curve positioning, we still believe that retaining the Fund’s conservative weighting maintains a more stable net asset value (NAV)7 headed into what could be a higher interest-rate environment. With a relatively shorter duration8 than that of the benchmark, we feel the Fund should be insulated from sharp movements in its NAV.
Against this backdrop, we think that shorter-duration bonds have the potential to outperform at the front end of the curve. In terms of yield-curve positioning, as we get closer to mid-2023 and have more clarity around the persistence of inflation, we would expect to remain
{foots1}
1	The Bloomberg Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
{foots1}
2	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
{foots1}
3	Monetary policy – Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
4	S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
{foots1}
5	Coupon – The interest rate stated on a bond when it’s issued. Typically coupons are paid semi-annually
{foots1}
6	Volatility – If the price of a fund or asset moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
7	Net asset value (NAV) – A key measure of the value of a company, fund or trust – the total value of assets less liabilities, divided by the number of shares.
{foots1}
8	Duration – A measure of the maturity of a bond or portfolio of bonds that takes into account the periodic coupon payments. It attempts to measure market risk, or volatility, in a bond by considering maturity and the time pattern of interest payments prior to repayment. Two bonds with the same term to maturity but different coupon rates will respond differently to changes in interest rates. So will bonds with the same coupon rate but different terms to maturity. The higher the duration, the greater a bond’s price-sensitivity to changes in yield.
34	2022 Annual Report

abrdn Intermediate Municipal Income Fund  (Unaudited)  (continued)

underweight9 duration. We believe retaining the Fund’s conservative positioning relative to its benchmark and keeping duration short helps to maintain a more stable NAV, while also maximizing the Fund’s yield. With a relatively shorter duration, we feel that the Fund should be insulated from sharp movements in its NAV.
Portfolio Management:
U.S. Municipal Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
The Fund is subject to the risk that the Adviser may make poor security selections.
Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
9	Underweight – A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
2022 Annual Report	35

abrdn Intermediate Municipal Income Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(11.24%)	(0.27%)	0.71%
	w/SC2	(13.44%)	(0.77%)	0.45%
Class C	w/o SC	(11.82%)	(0.99%)	(0.03%)
	w/SC3	(12.68%)	(0.99%)	(0.03%)
Institutional Service Class[4]	w/o SC	(10.98%)	0.01%	0.96%
Institutional Class[4],[5]	w/o SC	(10.99%)	(0.01%)	0.97%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect such investment policy.
2	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge. Returns before the first offering of the Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.
Performance of a $10,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Intermediate Municipal Income Fund, the ICE BofA Merrill
Lynch 1-22 Year U.S. Municipal Securities Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The ICE BofA U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
36	2022 Annual Report

abrdn Intermediate Municipal Income Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Municipal Bonds	98.3%
Short-Term Investment	0.3%
Other Assets in Excess of Liabilities	1.4%
100.0%

Top Ten Holdings
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	10.1%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	6.4%
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A 12/15/2034	4.3%
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A 05/15/2023	2.5%
Metropolitan Transportation Authority Revenue Bonds, Series C-1 11/15/2027	2.5%
Connecticut State Health & Educational Facilities Authority Revenue Bonds (Masonicare Corp Obligated Group), Series F 07/01/2027	2.4%
Ohio Higher Educational Facility Commission Revenue Bonds 07/01/2030	2.3%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D 12/15/2026	2.2%
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services) 07/01/2030	2.2%
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A 02/15/2042	2.1%
States
Texas	19.8%
New York	15.9%
Florida	8.2%
Maryland	6.4%
New Jersey	5.5%
Wisconsin	4.6%
Pennsylvania	4.5%
California	3.9%
Michigan	3.6%
Tennessee	2.9%
Ohio	2.7%
Connecticut	2.4%
South Carolina	2.2%
Louisiana	2.1%
Other, less than 2% each	13.6%
Short-Term Investment	0.3%
Assets in Excess of Other Liabilities	1.4%
100.0%

2022 Annual Report	37

Statement of Investments
October 31, 2022
abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS —98.3%
CALIFORNIA—3.9%
Bay Area Toll Authority Revenue Bonds, Series A, 2.95%, 04/01/2047(a)	$345,000	$ 332,474
Los Angeles Community College District General Obligation Unlimited Bonds, Series I, 4.00%, 08/01/2029	400,000	409,634
M-S-R Energy Authority Gas Revenue Bonds
Series A, 6.50%, 11/01/2039	500,000	569,432
Series B, 6.13%, 11/01/2029	470,000	506,623
Total California		1,818,163
COLORADO—0.3%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Aspen View Academy), 4.00%, 05/01/2041	170,000	134,537
CONNECTICUT—2.4%
Connecticut State Health & Educational Facilities Authority Revenue Bonds (Masonicare Corp Obligated Group), Series F, 5.00%, 07/01/2027	1,135,000	1,135,675
DISTRICT OF COLUMBIA—1.1%
Washington Convention & Sports Authority Revenue Bonds, Series A, 5.00%, 10/01/2030	500,000	529,283
FLORIDA—8.2%
City of Lakeland Revenue Bonds, Series B, AMT, 5.00%, 10/01/2028	565,000	605,072
Florida Development Finance Corp. Revenue Bonds (Glenridge On Palmer Ranch), 5.00%, 06/01/2035	225,000	195,759
Florida Development Finance Corp. Revenue Bonds (Global Outreach Charter AC), Series A, 4.00%, 06/30/2041(b)	765,000	567,967
Florida Development Finance Corp. Revenue Bonds (Imagine School at Broward), Series A, 5.00%, 12/15/2039(b)	500,000	483,524
Palm Beach County Educational Facilities Authority Revenue Bonds (Palm Beach Atlantic University, Inc.)
4.00%, 10/01/2027	260,000	253,585
4.00%, 10/01/2028	270,000	261,619
Palm Beach County Revenue Bonds (Provident Group - LU Properties LLC - LYNN University Housing Project), Series A, 5.00%, 06/01/2057(b)	600,000	499,369
Polk County Industrial Development Authority Revenue Bonds (Carpenter's Home Estates, Inc. Project), Series A, 5.00%, 01/01/2039	160,000	143,882
Saint Johns County Industrial Development Authority Revenue Bonds (Life Care Ponte Vedra Obligated Group), Series A, 4.00%, 12/15/2041	750,000	558,427
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	253,556
Total Florida		3,822,760
Shares or Principal Amount		Value

GEORGIA—1.1%
Main Street Natural Gas, Inc. Revenue Bonds
Series A, 5.00%, 05/15/2035	$250,000	$ 246,357
Series B, 5.00%, 06/01/2026	250,000	250,536
Total Georgia		496,893
HAWAII—1.2%
City & County Honolulu HI Wastewater System Revenue Bonds, Series A, 5.00%, 07/01/2047	560,000	575,415
ILLINOIS—0.4%
Illinois Finance Authority Revenue Bonds (Plymouth Place Obligated Group), 5.00%, 05/15/2041	200,000	170,240
INDIANA—1.6%
Indiana Finance Authority Revenue Bonds (Earlham College, Inc.), 5.00%, 10/01/2032	750,000	751,560
KENTUCKY—1.0%
Kentucky Public Energy Authority Revenue Bonds, Series A, 4.00%, 04/01/2048(a)	500,000	493,918
LOUISIANA—2.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Glen Retirement System), Series A, 5.00%, 01/01/2023	170,000	169,506
Louisiana Public Facilities Authority Revenue Bonds, (Pre-refunded @ $100.000000, 05/15/2026), 3.00%, 05/15/2031	10,000	9,796
New Orleans Aviation Board Revenue Bonds (Louis Armstrong International Airport), 5.00%, 01/01/2028	500,000	523,801
New Orleans Aviation Board Revenue Bonds (Parking Facilities Corp.), Series B, 5.00%, 10/01/2027	250,000	266,027
Total Louisiana		969,130
MARYLAND—6.4%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 3.91%, 03/01/2030(a)	3,000,000	3,000,000
MASSACHUSETTS—1.6%
Massachusetts Development Finance Agency Revenue Bonds (Massachusetts Seven Hills Foundation & Affiliates Issue), 5.00%, 09/01/2031	270,000	266,571
Massachusetts Development Finance Agency Revenue Bonds (Wellforce Obligated Group), Series A, 5.00%, 07/01/2036	500,000	483,593
Total Massachusetts		750,164

See accompanying Notes to Financial Statements.
38	2022 Annual Report

Statement of Investments  (continued)
October 31, 2022
abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
MICHIGAN—3.6%
Flint Hospital Building Authority Revenue Bonds
4.00%, 07/01/2035	$1,000,000	$ 857,842
4.00%, 07/01/2038	750,000	618,777
Michigan Finance Authority Revenue Bonds (Cesar Chavez Academy), 3.25%, 02/01/2024	195,000	190,638
Total Michigan		1,667,257
MISSOURI—0.3%
State Health & Educational Facilities Authority Revenue Bond (Bethesda Health Group, Inc.), 4.00%, 08/01/2036	165,000	139,626
NEW HAMPSHIRE—1.1%
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College)
5.00%, 08/01/2035	250,000	251,410
5.00%, 08/01/2036	245,000	245,509
Total New Hampshire		496,919
NEW JERSEY—5.5%
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey)
(Pre-refunded @ $100, 07/01/2026), Series F, 4.00%, 07/01/2033	70,000	71,423
Series F, 4.00%, 07/01/2033	30,000	28,353
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.00%, 12/15/2034	2,000,000	2,014,887
Newark Housing Authority Revenue Bonds (Newark Redevelopment Project), 4.00%, 01/01/2037	500,000	466,993
Total New Jersey		2,581,656
NEW YORK—15.9%
City of Elmira General Obligation Limited Bonds
5.00%, 07/01/2025(b)	85,000	87,563
5.00%, 07/01/2033(b)	625,000	648,800
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	145,000	147,602
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A, 5.00%, 02/15/2042	1,000,000	1,010,882
Metropolitan Transportation Authority Revenue Bonds
Series A-1, 5.00%, 11/15/2027	695,000	703,513
Series A-2, VRN, 5.00%, 11/15/2045(a)	400,000	409,575
Series C-1, 5.00%, 11/15/2027	1,150,000	1,164,695
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,014,371
New York City Water & Sewer System Revenue Bonds, Series EE, 5.00%, 06/15/2037	295,000	305,099
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,174,206
Shares or Principal Amount		Value

New York Transportation Development Corp. Revenue Bonds, AMT, 4.00%, 10/31/2034	$250,000	$ 222,786
Port Authority of New York & New Jersey Revenue Bonds, 5.00%, 10/15/2042	560,000	569,933
Total New York		7,459,025
OHIO—2.7%
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, 5.00%, 06/01/2055	110,000	92,580
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project), Series A, 3.25%, 09/01/2029	135,000	120,081
Ohio Higher Educational Facility Commission Revenue Bonds, 4.00%, 07/01/2030	1,095,000	1,058,115
Total Ohio		1,270,776
PENNSYLVANIA—4.5%
Montgomery County Industrial Development Authority Revenue Bonds (Imagine School at Broward), 4.00%, 12/01/2037	300,000	280,063
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	850,000	939,783
School Dist. of the City of Erie, General Obligation Limited Bonds, Series A (AGM ST AID WITHHLDG), 5.00%, 04/01/2034	825,000	872,136
Total Pennsylvania		2,091,982
PUERTO RICO—0.8%
Electric Power Authority Revenue Bonds, Series V, 5.25%, 07/01/2026	100,000	99,568
Highway & Transportation Authority Revenue Bonds, (AGC), 5.50%, 07/01/2031	300,000	300,251
Total Puerto Rico		399,819
RHODE ISLAND—1.3%
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	650,000	600,491
SOUTH CAROLINA—2.2%
City of Rock Hill SC Combined Utility System Revenue Bonds
5.00%, 01/01/2025	500,000	514,749
5.00%, 01/01/2026	500,000	520,953
Total South Carolina		1,035,702
TENNESSEE—2.9%
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System, Inc.), 5.00%, 09/01/2036	500,000	500,221
Metropolitan Government Nashville & Davidson Health & Educational Facilities Revenue Bonds (Trevecca Nazarene University Project), 5.00%, 10/01/2034	360,000	347,004
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	502,170
Total Tennessee		1,349,395
TEXAS—19.8%
Arlington Higher Education Finance Corp. Revenue Bonds (Wayside Schools), 4.00%, 08/15/2036	100,000	81,824

See accompanying Notes to Financial Statements.
2022 Annual Report	39

Statement of Investments  (concluded)
October 31, 2022
abrdn Intermediate Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
TEXAS (continued)
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	$4,490,000	$ 4,740,558
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	952,043
Port of Beaumont Navigation District of Jefferson County Dock & Wharf Facilities Revenue Bonds (Jefferson Railport Terminal II LLC), 4.00%, 01/01/2050(b)	1,000,000	682,029
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), Series A, 5.00%, 11/15/2029	800,000	829,689
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	1,000,000	935,067
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	990,000	1,025,454
Total Texas		9,246,664
UTAH—1.4%
Salt Lake City Corp. Airport Revenue Bonds, Series B, 5.00%, 07/01/2042	100,000	98,947
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), Series A, 4.50%, 04/15/2048(a)(b)	570,000	560,074
Total Utah		659,021
WASHINGTON—0.4%
State Housing Finance Commission Revenue Bonds (Transforming Age Project), Series A, 5.00%, 01/01/2024(b)	180,000	177,931
WISCONSIN—4.6%
Public Finance Authority Revenue Bonds
5.00%, 06/15/2029	530,000	533,298
5.00%, 06/15/2034	425,000	417,869
Series A, 5.00%, 07/01/2038	1,000,000	932,055
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Froedtert Health, Inc. Obligated Group), Series 2017 A, 5.00%, 04/01/2035	250,000	257,917
Total Wisconsin		2,141,139
Total Municipal Bonds		45,965,141
SHORT-TERM INVESTMENT—0.3%
BlackRock Liquidity Funds MuniCash, Institutional Shares	128,392	128,379
Total Short-Term Investment		128,379
Total Investments (Cost $49,385,967)(c)—98.6%		46,093,520
Other Assets in Excess of Liabilities—1.4%		647,120
Net Assets—100.0%		$46,740,640

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
VRN	Variable Rate Note

See accompanying Notes to Financial Statements.
40	2022 Annual Report

abrdn Short Duration High Yield Municipal Fund  (Unaudited)

Market review
The overall U.S. municipal (muni) bond market generated a negative return during the reporting period. The Bloomberg Municipal Bond Index1, a broad municipal bond market benchmark, returned -11.98%, while the taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index2, returned -15.68%. Both the muni and taxable bond markets faced headwinds from rising interest rates. Government bond yields moved higher as the economy rebounded from its the pandemic-induced downturn, inflation increased, and the US Federal Reserve (Fed) removed its accommodative monetary policy3.
The muni market generated positive returns during the first two months of the reporting period. This was followed by negative returns for every subsequent month up to the end of the period.
Fund performance review
The abrdn Short Duration High Yield Municipal Fund (Institutional Class shares net of fees) returned -9.48% for the 12-month reporting period ended October 31, 2022 versus the -6.25% return of its benchmark, the S&P Municipal Bond Short Intermediate Index, and the -7.34% return of its blended secondary benchmark, comprising 30% Bloomberg 1-10 Year Municipal Bond Index/70% Bloomberg 1-10 Year Municipal High Yield Index, during the same period.
During the reporting period, the Fund’s positioning in several sectors, including care retirement centers, charter schools, and higher education, weighed on its performance relative to its benchmark. This was partially offset by allocations to both state and local general obligation bonds, water and sewer bonds, and dedicated tax bonds, which outperformed. From a quality perspective, the Fund’s allocation to non-rated4 and lower-grade municipal bonds detracted from its relative performance, as high-grade municipal debt outperformed over the period. The Fund’s allocation to lower-coupon5 bonds hampered its performance versus the benchmark, as the market sell-off was more apparent in these issues. Conversely, as most of these instruments are short-dated, we anticipate that these bonds will be positive contributors to Fund performance as they get closer to maturity.
Market outlook
Following a tumultuous 2022 for fixed income markets, we view 2023 with some optimism. The rise in yields has provided a strong relative-value case for the asset class and we expect the fundamental backdrop for municipal bonds to be favorable. We believe that prudent investors should still exercise caution with a broad-based approach, as inflation could become entrenched in the economy and result in headwinds to municipal performance as the Fed attempts to bring inflation back closer to its 2% target.
The threat of more persistent inflation and a change to Fed policy remains a risk to fixed income markets, particularly at the longer end of the yield curve. We maintain our expectation for little bond supply in the fourth quarter of 2022, which could continue into 2023. This could also provide a tailwind to municipal markets.
We expect municipal demand to turn positive in 2023, as outflows from the asset class have started to slow. It is our view that the asset class as a whole presents a strong relative-value case given historical performance during recessionary periods.
Despite strong municipal fundamentals and positive near-term technicals, we expect some continued volatility6 as the Fed continues its tightening path. This may continue to put pressure on the municipal curve to shift, which would hamper total returns. Nonetheless, we believe short-term muni rates will remain anchored at the front end of the yield curve.
For these reasons, while we expect the fundamental backdrop for municipalities to remain largely favorable and near-term technicals to remain slightly bullish, we believe overall muni market performance could be pressured should inflation persist. We still see opportunities in select issuers that we believe will be able to better manage costs in an inflationary environment, particularly in sectors such as general obligations, toll roads, and utilities. In terms of yield-curve positioning, we still believe that retaining the Fund’s conservative weighting maintains a more stable net asset value (NAV)7 headed into what could be a higher interest-rate environment. With a relatively shorter duration8 than that of the benchmark, we feel the Fund should be insulated from sharp movements in its NAV.
Against this backdrop, we think that shorter-duration bonds have the potential to outperform at the front end of the curve. In terms of yield-curve positioning, as we get closer to mid-2023 and have more clarity around the persistence of inflation, we would expect to remain
{foots1}
1	The Bloomberg Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
{foots1}
2	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
{foots1}
3	Monetary policy – Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
4	S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
{foots1}
5	Coupon – The interest rate stated on a bond when it’s issued. Typically coupons are paid semi-annually.
{foots1}
6	Volatility – If the price of a fund or asset moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
7	Net asset value (NAV) – A key measure of the value of a company, fund or trust – the total value of assets less liabilities, divided by the number of shares.
{foots1}
8	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2022 Annual Report	41

abrdn Short Duration High Yield Municipal Fund  (Unaudited)  (continued)

underweight9 duration. We believe retaining the Fund’s conservative positioning relative to its benchmark and keeping duration short helps to maintain a more stable NAV, while also maximizing the Fund’s yield. With a relatively shorter duration, we feel that the Fund should be insulated from sharp movements in its NAV.
Portfolio Management:
U.S. Municipal Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 2.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
The Fund is subject to the risk that the Adviser or Subadviser(s) may make poor security selections.
Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.
Please read the prospectus for more detailed information regarding these and other risks.

{foots1}
9	Underweight – A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
42	2022 Annual Report

abrdn Short Duration High Yield Municipal Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	(9.71%)	0.19%	1.76%
	w/SC3	(11.94%)	(0.32%)	1.49%
Class C4	w/o SC	(10.37%)	(0.08%)	(4.44%)
	w/SC5	(11.25%)	(0.08%)	(4.44%)
Institutional Class[6]	w/o SC	(9.48%)	0.44%	2.01%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect the Fund’s current investment strategy. Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019. Please consult the Fund’s prospectus for more detail.
2	Predecessor Fund commenced operations on May 31, 2013.
3	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
4	Class C returns prior to the commencement of operations of Class C (inception date: 12/18/2020) are based on the previous performance of the Fund’s Class A shares (inception date: 5/31/2013). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Short Duration High Yield Municipal Fund, The S&P Municipal Bond Short Intermediate Index, a blended benchmark of 30% Bloomberg 1-10 Year Municipal Bond Index/70% Bloomberg 1-10 Year Municipal High Yield Index (the “Blended Index”)
and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.
The Bloomberg 1-10 Year Municipal Bond Index is an unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years.
The Bloomberg 1-10 Year Municipal High Yield Index is a sub-index of the Bloomberg Municipal High Yield Bond Index composed of issues with effective maturity dates of 1-10 years and excludes purpose class of Other. The Bloomberg Municipal High Yield Bond Index is a flagship measure of the non-investment grade and non-rated USD-denominated tax exempt bond market.
The Bloomberg Municipal Bond: High Yield (Non-Investment Grade) Index is an unmanaged index consisting of non-investment-grade, unrated or below Ba1 bonds.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and
2022 Annual Report	43

abrdn Short Duration High Yield Municipal Fund  (Unaudited)  (continued)

reimbursements in effect, without which returns would have been lower.
44	2022 Annual Report

abrdn Short Duration High Yield Municipal Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Municipal Bonds	98.7%
Other Assets in Excess of Liabilities	1.3%
100.0%

Top Ten Holdings
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	5.9%
Colorado Health Facilities Authority Revenue Bonds (Aberdeen Ridge), Series B-1 05/15/2030	3.1%
Madison Country Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A 09/01/2022	3.0%
Iowa Finance Authority Revenue Bonds, FRN, Series B 05/15/2056	2.6%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	2.6%
Shakopee Minnesota Senior Housing Revenue Bonds (Benedictine Living Community of Shakopee LLC Project) 11/01/2058	2.2%
Utah Charter School Finance Authority Revenue Bonds (Wasatch Waldorf Charter School, Inc.), Series A 05/15/2048	2.2%
Public Finance Authority Revenue Bonds, Series A-1 01/01/2027	2.0%
Washington State Housing Finance Commission Revenue Bonds(Eliseo Project), Series B-1 07/01/2028	1.9%
Public Finance Authority Revenue Bonds (Masonic & Eastern Star Home of NC, Inc.), Series B-1 03/01/2027	1.9%
States
New York	12.7%
Wisconsin	8.3%
Maryland	7.8%
Florida	7.2%
Illinois	6.1%
Texas	5.9%
Utah	4.7%
Colorado	4.2%
Mississippi	4.2%
Washington	3.9%
Arizona	3.2%
Connecticut	2.9%
California	2.8%
Iowa	2.6%
Louisiana	2.3%
Minnesota	2.2%
Massachusetts	2.1%
Oregon	2.1%
Other, less than 2% each	13.5%
Assets in Excess of Other Liabilities	1.3%
100.0%

2022 Annual Report	45

Statement of Investments
October 31, 2022
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS —98.7%
ALABAMA—0.1%
Jemison Water & Sewer Revenue Bonds, Series A, 3.50%, 03/01/2026	$235,000	$ 222,582
ARIZONA—3.2%
Arizona Industrial Development Authority Revenue Bonds (Great Lakes Senior Living Communities LLC Project Third Tier)
Series C, 5.13%, 01/01/2034(a)	775,000	522,594
Series C, 5.13%, 01/01/2035(a)	815,000	537,095
Arizona Industrial Development Authority Revenue Bonds (Kaizen Education Foundation), 5.00%, 07/01/2023(a)	405,000	406,812
Arizona Industrial Development Authority Revenue Bonds (Somerset Academy of Las Vegas), Series A, 3.00%, 12/15/2031(a)	655,000	531,366
Arizona Industrial Development Authority Revenue Refunding Bonds (Doral Academy of Northern Nevada Project)
Series A, 4.00%, 07/15/2026(a)	125,000	119,674
Series A, 4.00%, 07/15/2027(a)	125,000	117,958
Series A, 4.00%, 07/15/2028(a)	185,000	171,904
Series A, 4.00%, 07/15/2029(a)	200,000	183,041
Series A, 4.00%, 07/15/2030(a)	215,000	193,700
Series A, 4.00%, 07/15/2031(a)	215,000	190,181
Series A, 4.00%, 07/15/2032(a)	225,000	195,253
Series A, 4.00%, 07/15/2033(a)	185,000	157,517
Series A, 4.00%, 07/15/2034(a)	185,000	154,884
Series A, 4.00%, 07/15/2035(a)	255,000	210,095
Series A, 4.00%, 07/15/2036(a)	250,000	203,108
Series A, 4.00%, 07/15/2037(a)	275,000	220,130
La Paz County Industrial Development Authority Revenue Bonds (Charter School Solutions), Series A, 5.00%, 02/15/2026(a)	410,000	410,993
Maricopa County Industrial Development Authority Revenue Bonds (Ottawa University)
5.00%, 10/01/2026(a)	245,000	243,787
5.13%, 10/01/2030(a)	425,000	416,997
Maricopa County Industrial Development Authority Revenue Bonds (Paragon Management, Inc.), 4.00%, 07/01/2026(a)	1,010,000	972,912
Total Arizona		6,160,001
ARKANSAS—0.8%
County of Baxter Hospital Revenue Bonds (Baxter Regional Medical Center), Series A, 5.00%, 09/01/2026	1,490,000	1,522,322
CALIFORNIA—2.8%
California Municipal Finance Authority Revenue Bonds (Simpson University)
Series A, 5.00%, 10/01/2026(a)	40,000	39,440
Series A, 5.13%, 10/01/2030(a)	1,020,000	984,263
Principal Amount		Value

California Public Finance Authority Revenue Bonds (Kendal at Sonoma Obligated Group), Series B-1, 3.13%, 05/15/2029(a)	$3,075,000	$ 2,622,180
California Statewide Communities Development Authority Revenue Bonds (Provident Group-Ponoma Properties LLC), Series A, 5.60%, 01/15/2036(a)	1,800,000	1,799,957
Total California		5,445,840
COLORADO—4.2%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Aspen View Academy, Inc.)
4.00%, 05/01/2024	150,000	147,981
4.00%, 05/01/2027	65,000	62,037
4.00%, 05/01/2029	145,000	135,239
4.00%, 05/01/2030	120,000	110,473
4.00%, 05/01/2036	175,000	147,748
Colorado Health Facilities Authority Revenue Bonds, Series B, 5.00%, 05/15/2028	100,000	100,852
Colorado Health Facilities Authority Revenue Bonds (Aberdeen Ridge)
Series B-1, 3.50%, 05/15/2030	6,950,000	6,023,681
Series B-2, 2.63%, 05/15/2029	1,705,000	1,499,913
Total Colorado		8,227,924
CONNECTICUT—2.9%
City of West Haven General Obligation Unlimited Bonds
Series A, 5.00%, 11/01/2025	325,000	337,981
Series A, 5.00%, 11/01/2026	325,000	340,936
Series A, 5.00%, 11/01/2027	635,000	670,957
Series B, 5.00%, 11/01/2025	240,000	249,586
Series B, 5.00%, 11/01/2026	200,000	209,807
Series B, 5.00%, 11/01/2027	200,000	211,325
State Health & Educational Facilities Authority Revenue Bond (McLean Affiliates Obligated Group)
Series A, 5.00%, 01/01/2030(a)	500,000	492,873
Series B-1, 3.25%, 01/01/2027(a)	750,000	722,179
Series B-2, 2.75%, 01/01/2026(a)	650,000	631,137
State Health & Educational Facilities Authority Revenue Bond (University of Hartford)
Series N, 5.00%, 07/01/2025	400,000	399,508
Series N, 5.00%, 07/01/2026	575,000	573,361
Series N, 5.00%, 07/01/2027	430,000	427,656
Series N, 5.00%, 07/01/2029	300,000	296,493
Total Connecticut		5,563,799
FLORIDA—7.2%
Alachua County Health Facilities Authority Revenue Bonds (Oak Hammock at The University Of Florida, Inc.)
4.00%, 10/01/2027	145,000	138,139
4.00%, 10/01/2028	155,000	145,629
4.00%, 10/01/2029	265,000	245,554
4.00%, 10/01/2030	100,000	91,378
4.00%, 10/01/2031	140,000	126,271

See accompanying Notes to Financial Statements.
46	2022 Annual Report

Statement of Investments  (continued)
October 31, 2022
abrdn Short Duration High Yield Municipal Fund

	Principal Amount	Value
MUNICIPAL BONDS (continued)
FLORIDA (continued)
Capital Trust Agency, Inc., 6.50%, 01/01/2024(b)(c)(d)	$248,055	$ –
Capital Trust Agency, Inc. Revenue Bonds (Wonderful Foundations Charter School Holdings LLC), Series A-1, 4.50%, 01/01/2035(a)	300,000	234,648
Celebration Pointe Community Development District No.1 Special Assessment Revenue Bonds, 4.75%, 05/01/2024	25,000	25,075
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Imagine School At Broward Project)
Series A, 4.00%, 12/15/2029(a)	530,000	502,203
Series A, 5.00%, 12/15/2034(a)	530,000	523,954
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Miami Arts Charter School Project), Series A, 5.00%, 06/15/2024(a)	100,000	97,142
Florida Development Finance Corp. Revenue Bonds (Glenridge on Palmer Ranch Obligated Group)
3.00%, 06/01/2023	115,000	113,299
4.00%, 06/01/2024	105,000	102,226
Florida Development Finance Corp. Revenue Bonds (Global Outreach Charter Academy Obligated Group)
Series A, 4.00%, 06/30/2027(a)	150,000	140,264
Series A, 4.00%, 06/30/2028(a)	195,000	179,228
Series A, 4.00%, 06/30/2029(a)	205,000	185,154
Series A, 4.00%, 06/30/2030(a)	215,000	190,952
Series A, 4.00%, 06/30/2031(a)	225,000	196,596
Series A, 4.00%, 06/30/2036(a)	625,000	496,036
Florida Development Finance Corp. Revenue Bonds (Mayflower Retirement Center, Inc. Obligated Group)
Series B-1, 2.38%, 06/01/2027(a)	835,000	731,510
Series B-2, 1.75%, 06/01/2026(a)	3,065,000	2,707,866
Lee County Industrial Development Authority Refunding Revenue Bonds (Shell Point Obligated Group), 4.00%, 11/15/2030	5,000	4,666
Palm Beach County Educational Facilities Authority Revenue Bonds (Palm Beach Atlantic University, Inc.)
4.00%, 10/01/2023	220,000	219,575
4.00%, 10/01/2024	230,000	228,436
4.00%, 10/01/2025	240,000	237,128
4.00%, 10/01/2026	245,000	240,568
Palm Beach County Revenue Bonds (Provident Group - LU Properties LLC - LYNN University Housing Project)
Series A, 4.25%, 06/01/2031(a)	1,200,000	1,065,889
Series A, 5.00%, 06/01/2057(a)	400,000	332,913
Principal Amount		Value

Palm Beach County Revenue Bonds (Provident Group - PBAU Properties LLC - Palm Beach Atlantic University Housing Project), Series A, 5.00%, 04/01/2029(a)	$1,440,000	$ 1,375,243
Polk County Industrial Development Authority Revenue Bonds (Carpenter's Home Estates, Inc. Project)
Series A, 5.00%, 01/01/2029	360,000	349,025
Series A, 5.00%, 01/01/2039	240,000	215,823
Saint Johns County Industrial Development Authority Revenue Bonds (Life Care Ponte Vedra Obligated Group)
Series A, 4.00%, 12/15/2022	110,000	109,854
Series A, 4.00%, 12/15/2027	215,000	199,046
Series A, 4.00%, 12/15/2028	205,000	186,306
Series A, 4.00%, 12/15/2029	225,000	200,789
Series A, 4.00%, 12/15/2030	200,000	175,280
Series A, 4.00%, 12/15/2031	210,000	180,950
Seminole County Industrial Development Authority Revenue Bonds (Galileo School Foundation, Inc.)
Series A, 4.00%, 06/15/2024(a)	130,000	127,739
Series A, 4.00%, 06/15/2025(a)	105,000	101,822
Series A, 4.00%, 06/15/2026(a)	155,000	147,993
Series A, 4.00%, 06/15/2027(a)	235,000	221,145
Series A, 4.00%, 06/15/2028(a)	250,000	231,841
Series A, 4.00%, 06/15/2029(a)	255,000	232,942
Series A, 4.00%, 06/15/2031(a)	275,000	243,840
Series A, 4.00%, 06/15/2036(a)	315,000	257,945
Total Florida		14,059,882
GEORGIA—0.1%
Main Street Natural Gas, Inc. Revenue Bonds, Series A, 5.00%, 05/15/2030	200,000	203,242
IDAHO—0.4%
Idaho Housing & Finance Association Revenue Bonds (Idaho Arts Charter School, Inc.), Series A, 4.00%, 12/01/2026(a)	700,000	678,406
Idaho Housing & Finance Association Revenue Bonds (Victory Charter School), Series A, 4.00%, 07/01/2026(a)	80,000	77,937
Total Idaho		756,343
ILLINOIS—6.1%
Cook County School District No. 144 Prairie Hills General Obligation Unlimited Bonds, Series A, 4.00%, 12/01/2033	600,000	600,277
Governors State University Certificates of Participation (Capital Improvement Project), 5.00%, 07/01/2026	400,000	419,826
Illinois Finance Authority Educational Facility Revenue Bonds (Rogers Park Montessori School), 5.00%, 02/01/2024	110,000	109,755

See accompanying Notes to Financial Statements.
2022 Annual Report	47

Statement of Investments  (continued)
October 31, 2022
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
ILLINOIS (continued)
Illinois Finance Authority Revenue Bonds (Acero Charter Schools, Inc. Obligated Group)
4.00%, 10/01/2027(a)	$405,000	$ 381,966
4.00%, 10/01/2028(a)	580,000	540,169
4.00%, 10/01/2029(a)	910,000	835,287
4.00%, 10/01/2030(a)	630,000	569,619
4.00%, 10/01/2032(a)	685,000	596,755
4.00%, 10/01/2033(a)	1,060,000	905,707
4.00%, 10/01/2034(a)	445,000	373,696
Illinois Finance Authority Revenue Bonds (Benedictine University)
5.00%, 10/01/2025	1,035,000	1,033,534
5.00%, 10/01/2028	120,000	118,756
5.00%, 10/01/2029	200,000	197,429
5.00%, 10/01/2030	100,000	97,917
Illinois Finance Authority Revenue Bonds (CHF-Chicago LLC)
Series A, 5.00%, 02/15/2027	420,000	410,947
Series A, 5.00%, 02/15/2028	400,000	388,581
Series A, 5.00%, 02/15/2029	520,000	500,683
Series A, 5.00%, 02/15/2030	335,000	320,186
Series A, 5.00%, 02/15/2031	370,000	351,411
Series A, 5.00%, 02/15/2032	225,000	210,966
Illinois Finance Authority Revenue Bonds (Chicago Charter School Foundation)
5.00%, 12/01/2028	250,000	253,818
5.00%, 12/01/2029	315,000	319,664
Illinois Finance Authority Revenue Bonds (Plymouth Place Obligated Group)
5.00%, 05/15/2032	275,000	257,519
5.00%, 05/15/2033	290,000	266,310
5.00%, 05/15/2034	300,000	271,786
5.00%, 05/15/2035	315,000	282,129
5.00%, 05/15/2036	330,000	292,959
Metropolitan Pier & Exposition Authority Revenue Bonds
Series B, 5.00%, 12/15/2025	295,000	297,230
Series B, 5.00%, 12/15/2027	100,000	100,191
Village of Matteson Revenue Bonds
5.00%, 12/01/2026	150,000	158,475
5.00%, 12/01/2027	150,000	159,534
5.00%, 12/01/2028	350,000	373,868
Total Illinois		11,996,950
INDIANA—1.2%
City of Valparaiso Exempt Facilities Revenue Bonds (Pratt Paper LLC), 5.88%, 01/01/2024	100,000	101,090
Hammond Local Public Improvement Bond Bank Revenue Bonds, Series B, 4.63%, 07/15/2023(a)	445,000	441,848
Indiana Finance Authority Revenue Bonds (Ohio Valley Electric Corp.), Series A, 4.25%, 11/01/2030	2,000,000	1,856,013
Total Indiana		2,398,951
Principal Amount		Value

IOWA—2.6%
Iowa Finance Authority Revenue Bonds, FRN, Series B, 3.21%, 05/15/2056(e)	$5,500,000	$ 5,129,710
KANSAS—0.4%
City of Manhattan Revenue Bonds (Meadowlark Hills Retirement Community Obligated Group)
Series B-1, 2.88%, 06/01/2028	375,000	324,954
Series B-2, 2.38%, 06/01/2027	430,000	379,911
Total Kansas		704,865
KENTUCKY—0.6%
Kentucky Economic Development Finance Authority Revenue Bonds (Christian Care Communities Obligated Group), 4.25%, 07/01/2031	1,315,000	1,130,668
LOUISIANA—2.3%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Provident Group - ULM Properties LLC - University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2029(a)	1,000,000	914,253
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (St. James Place of Baton Rouge), Series A, 5.50%, 11/15/2025	250,000	246,978
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (The Glen System Retirement Project)
Series A, 5.00%, 01/01/2024	180,000	176,455
Series A, 5.00%, 01/01/2025	370,000	356,199
Series A, 5.00%, 01/01/2026	390,000	368,481
Series A, 5.00%, 01/01/2027	410,000	379,109
Series A, 5.00%, 01/01/2028	430,000	389,410
Series A, 5.00%, 01/01/2029	450,000	399,309
Louisiana Local Government Environmental Facilities & Community Development Authority Student Housing Revenue Bonds (Provident Group - ULM Properties LLC - University Of Louisiana At Manroe Project), Series A, 5.00%, 07/01/2039(a)	1,000,000	794,121
Louisiana Public Facilities Authority Revenue Bonds (Young Audiences Charter School Project), Series A, 5.00%, 04/01/2030(a)	400,000	375,865
Total Louisiana		4,400,180
MARYLAND—7.8%
Anne Arundel County Consolidated Special Taxing District Bonds (Villages at Two Rivers Project), 4.20%, 07/01/2024	50,000	49,460
Frederick County Educational Facilities Revenue Bonds (Mount St. Marys University)
Series A, 5.00%, 09/01/2027(a)	1,495,000	1,482,264
Series A, 5.00%, 09/01/2032(a)	740,000	709,965

See accompanying Notes to Financial Statements.
48	2022 Annual Report

Statement of Investments  (continued)
October 31, 2022
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
MARYLAND (continued)
Maryland Economic Development Corp. Revenue Bonds (CONSOL Marine Terminal, Inc.), 5.75%, 09/01/2025	$1,445,000	$ 1,443,378
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 3.91%, 03/01/2030(e)	11,510,000	11,510,000
Total Maryland		15,195,067
MASSACHUSETTS—2.1%
Massachusetts Development Finance Agency Revenue Bonds (Linden Ponds, Inc.), 4.00%, 11/15/2023(a)	430,000	427,486
Massachusetts Development Finance Agency Revenue Bonds (NewBridge on The Charles, Inc.)
4.00%, 10/01/2025(a)	500,000	500,531
4.00%, 10/01/2026(a)	500,000	499,807
4.00%, 10/01/2027(a)	450,000	447,805
Massachusetts Development Finance Agency Revenue Bonds (Provident Commonwealth Education Resource, Inc.), 5.00%, 10/01/2024	1,500,000	1,499,934
Massachusetts Development Finance Agency Revenue Bonds (Wellforce Issue)
Series A, 5.00%, 07/01/2033	500,000	498,190
Series A, 5.00%, 07/01/2034	300,000	295,607
Total Massachusetts		4,169,360
MICHIGAN—1.4%
Calhoun County Hospital Finance Authority Revenue Bonds (Ella E.M. Brown Charitable Circle), 5.00%, 02/15/2024	500,000	504,588
Charyl Stockwell Academy Revenue Bonds, 4.88%, 10/01/2023	20,000	19,772
Kalamazoo Economic Development Corp. Revenue Bonds (Heritage Community of Kalamazoo Obligated Group), Series B-2, 2.63%, 05/15/2025	1,130,000	1,060,658
Michigan Finance Authority Public School Academy Limited Revenue Bond (Cesar Chavez Academy Project), 4.00%, 02/01/2029	700,000	644,371
Michigan Strategic Fund, 4.00%, 10/01/2061(e)	500,000	476,258
Total Michigan		2,705,647
MINNESOTA—2.2%
Shakopee Minnesota Senior Housing Revenue Bonds (Benedictine Living Community of Shakopee LLC Project), 5.85%, 11/01/2058(a)(e)	4,500,000	4,384,628
MISSISSIPPI—4.2%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 3.67%, 11/01/2032(e)	5,000,000	5,000,000
Principal Amount		Value

Mississippi Development Bank Obligation Bonds (Mangolia Regional Health Centre)
5.00%, 10/01/2023(a)	$415,000	$ 416,952
5.00%, 10/01/2024(a)	440,000	443,713
5.00%, 10/01/2025(a)	660,000	666,000
Mississippi Development Bank Revenue Bonds (Hancock County Gomesa Project), 4.55%, 11/01/2039(a)	2,000,000	1,693,614
Total Mississippi		8,220,279
MISSOURI—1.1%
Platte County Industrial Development Authority Transportation Revenue Bonds, 5.00%, 12/01/2025(b)(f)	675,000	303,750
Plaza at Noah's Ark Community Improvement District Revenue Bonds
3.00%, 05/01/2023	100,000	99,049
3.00%, 05/01/2024	100,000	97,009
3.00%, 05/01/2025	100,000	94,961
3.00%, 05/01/2026	100,000	92,987
Saint Louis County Missouri Industrial Development Authority Revenue Bonds (Ranken-Jordan Pediatric Specialty Hospital), 5.00%, 11/15/2022	625,000	625,029
State Health & Educational Facilities Authority Revenue Bond (Bethesda Health Group, Inc.)
4.00%, 08/01/2029	385,000	356,685
4.00%, 08/01/2031	310,000	279,434
4.00%, 08/01/2036	275,000	232,711
Total Missouri		2,181,615
NEVADA—0.6%
City of Carson Hospital Revenue Bonds (Carson Tahoe Regional Healthcare)
Series A, 5.00%, 09/01/2027	605,000	624,218
Series A, 5.00%, 09/01/2029	620,000	636,492
Total Nevada		1,260,710
NEW JERSEY—0.4%
New Jersey Economic Development Authority Revenue Bonds (Greater Brunswick Charter School Project), Series A, 4.75%, 08/01/2024(a)	50,000	49,527
South Jersey Port Corp. Revenue Bonds
Series B, 5.00%, 01/01/2026	300,000	304,223
Series B, 5.00%, 01/01/2027	250,000	253,614
Series B, 5.00%, 01/01/2028	255,000	259,154
Total New Jersey		866,518
NEW YORK—12.7%
Albany Capital Resource Corp. (College of St Rose/The), 4.00%, 07/01/2028	1,150,000	1,020,002
Amherst Development Corp. Revenue Bonds (Daemen College)
5.00%, 10/01/2025	600,000	602,373
5.00%, 10/01/2026	630,000	631,560
4.00%, 10/01/2037	500,000	409,369
Brookhaven Local Development Corp. Revenue Bonds (Active Retirement Community, Inc.), 5.00%, 11/01/2022	250,000	250,000

See accompanying Notes to Financial Statements.
2022 Annual Report	49

Statement of Investments  (continued)
October 31, 2022
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
NEW YORK (continued)
Build NYC Resource Corp. Revenue Bonds (Metropolitan Lighthouse Charter School Project)
Series A, 5.00%, 06/01/2023(a)	$370,000	$ 370,971
Series A, 5.00%, 06/01/2024(a)	390,000	391,158
Series A, 5.00%, 06/01/2025(a)	410,000	410,572
Series A, 5.00%, 06/01/2026(a)	430,000	428,730
Series A, 5.00%, 06/01/2027(a)	450,000	447,257
Series A, 5.00%, 06/01/2032(a)	500,000	481,912
Build NYC Resource Corp. Revenue Bonds (Richmond Preparatory Charter School Project), Series A, 4.00%, 06/01/2031(a)	650,000	580,290
City of Elmira General Obligation Limited Bonds
5.00%, 07/01/2025(a)	845,000	870,479
5.00%, 07/01/2033(a)	2,635,000	2,735,341
City of Poughkeepsie General Obligation Limited Bonds, 5.00%, 06/01/2031	455,000	463,163
Madison Country Capital Resource Corp. Revenue Bonds (Cazenovia College Project), Series A, 5.50%, 09/01/2022(f)(g)	6,500,000	5,850,000
New York State Dormitory Authority Revenue Bonds (Touro College And University System Obligated Group), Series A, 4.00%, 01/01/2023	445,000	445,554
New York State Environmental Facilities Corp. Revenue Bonds (Casella Waste Systems, Inc.), Series R-1, 2.75%, 09/01/2050(e)	1,000,000	929,703
Suffolk County Economic Development Corp. Revenue Bonds (St Johnland Assisted Living, Inc.), 4.63%, 11/01/2031(a)	1,020,000	854,837
Westchester County Local Development Corp.
Series B, 3.60%, 07/01/2029(a)	2,000,000	1,721,860
Series C, 3.20%, 07/01/2028(a)	1,675,000	1,553,859
Series D, 2.88%, 07/01/2026(a)	1,000,000	950,612
Western Regional Off-Track Betting Corp. Revenue Bonds
3.00%, 12/01/2026(a)	1,175,000	1,049,825
4.13%, 12/01/2041(a)	1,900,000	1,361,149
Total New York		24,810,576
NORTH CAROLINA—0.4%
North Carolina Capital Facilities Finance Agency Revenue Bonds (Johnson & Wales University), Series A, 5.00%, 04/01/2028	795,000	800,733
OHIO—0.8%
Cleveland-Cuyahoga County Port Authority Revenue Bonds, 5.00%, 12/01/2028	205,000	206,587
Principal Amount		Value

Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp. Project)
Series A, 2.88%, 02/01/2026	$1,000,000	$ 927,717
Series A, 3.25%, 09/01/2029	140,000	124,528
State Of Ohio Hospital (University Hospitals Health System, Inc.) Revenue Bonds, VRDN, 2.65%, 01/15/2045(e)	200,000	200,000
Total Ohio		1,458,832
OREGON—2.1%
Hospital Facilities Authority of Multnomah County Oregon Revenue Bonds
0.95%, 06/01/2027	1,000,000	856,016
Series B, 1.20%, 06/01/2028	1,800,000	1,497,021
Yamhill County Hospital Authority Revenue Bonds (Friendsview Manor Obligated Group)
Series B-1, 2.50%, 11/15/2028	500,000	431,761
Series B-2, 2.13%, 11/15/2027	1,500,000	1,308,238
Total Oregon		4,093,036
PENNSYLVANIA—1.9%
City of Scranton PA General Obligation Bonds, 5.00%, 09/01/2023(a)	1,000,000	1,001,765
Delaware County Industrial Development Authority Revenue Bonds (CCSA Foundation), Series A, 4.38%, 06/01/2026(a)	2,135,000	2,073,212
Indiana County Hospital Authority Revenue Bonds (Indiana Regional Medical Center), Series A, 5.00%, 06/01/2023	100,000	100,916
Lehigh County Industrial Development Authority Revenue Bonds (Seven Generations Charter School), Series A, 4.00%, 05/01/2031	680,000	602,148
Total Pennsylvania		3,778,041
PUERTO RICO—1.0%
Puerto Rico Highway & Transportation Authority Revenue Bonds
(AGM-CR), 5.50%, 07/01/2030	1,000,000	1,006,750
Series D, 5.00%, 07/01/2027	145,000	146,008
Series E, 5.50%, 07/01/2023	200,000	202,022
Series L, 5.25%, 07/01/2023	520,000	520,431
Total Puerto Rico		1,875,211
RHODE ISLAND—0.3%
Rhode Island Health & Educational Building Corp. Revenue Bonds (Care New England Health System Obligated Group), Series B, 5.00%, 09/01/2023	500,000	502,989

See accompanying Notes to Financial Statements.
50	2022 Annual Report

Statement of Investments  (continued)
October 31, 2022
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
SOUTH CAROLINA—0.7%
South Carolina Jobs-Economic Development Authority Revenue Bonds (Lowcountry Leadership Charter School), Series A, 4.00%, 12/01/2029(a)	$1,030,000	$ 944,423
South Carolina Jobs-Economic Development Authority Revenue Bonds (RePower South Berkeley LLC), Series A, 5.25%, 02/01/2027(a)(b)(f)(g)	1,060,000	424,000
Total South Carolina		1,368,423
TEXAS—5.9%
Arlington Higher Education Finance Corp. Revenue Bonds (Wayside Schools)
4.00%, 08/15/2036	230,000	188,195
Series A, 5.00%, 08/15/2023	155,000	155,462
Series A, 5.00%, 08/15/2024	195,000	195,679
Series A, 5.00%, 08/15/2025	205,000	205,196
Series A, 5.00%, 08/15/2026	190,000	189,403
Series A, 5.00%, 08/15/2027	200,000	198,475
Series A, 5.00%, 08/15/2028	80,000	78,811
Series A, 4.00%, 08/15/2029	75,000	68,495
Series A, 4.00%, 08/15/2030	80,000	72,053
Series A, 4.00%, 08/15/2031	90,000	79,820
Bexar County Health Facilities Development Corp. Revenue Bonds (Army Retirement Residence Obligation Group), 5.00%, 07/15/2023	300,000	299,834
Calhoun County Navigation Industrial Development Authority Revenue Bonds (Max Midstream Texas LLC), AMT, Series A, 3.63%, 07/01/2026(a)	4,000,000	3,540,384
Change Desertexpress Enterprises LLC to Brightline West Passenger Rail Project, VRN, 2.00%, 11/15/2061(e)	701,368	309,597
Decatur Hospital Authority Revenue Bonds (Wise Regional Health System), Series A, 5.00%, 09/01/2023	275,000	277,698
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Brazos Presbyterian Homes, Inc.), 5.00%, 01/01/2027	895,000	870,385
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (Cardinal Bay, Inc.)
Series C, 5.00%, 07/01/2023	300,000	150,000
Series D, 6.00%, 07/01/2026	95,000	42,750
New Hope Cultural Education Facilities Finance Corp.(Outlook at Windhaven Forefront Living Obligated Group), Series B-3, 4.25%, 10/01/2026	2,000,000	1,940,292
Principal Amount		Value

New Hope Cultural Education Facilities Finance Corporation Education Revenue And Refunding Bonds (Jubilee Academic Center)
4.00%, 08/15/2023(a)	$360,000	$ 357,482
4.00%, 08/15/2024(a)	370,000	362,866
4.00%, 08/15/2029(a)	445,000	406,642
4.00%, 08/15/2030(a)	465,000	419,353
4.00%, 08/15/2031(a)	485,000	431,692
SA Energy Acquisition Public Facility Corp. Revenue Bonds, 5.50%, 08/01/2023	50,000	50,381
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds
5.00%, 12/15/2029	250,000	253,120
5.00%, 12/15/2030	375,000	378,767
Total Texas		11,522,832
U. S. VIRGIN ISLANDS—1.0%
Matching Fund Special Purpose Securitization Corp. Revenue Bonds
Series A, 5.00%, 10/01/2025	1,000,000	1,020,425
Series A, 5.00%, 10/01/2026	1,000,000	1,019,734
Total U. S. Virgin Islands		2,040,159
UTAH—4.7%
Utah Charter School Finance Authority Revenue Bonds (Esperanza Elementary School)
Series A, 4.50%, 10/15/2028(a)	500,000	471,018
Series A, 4.63%, 10/15/2048(a)(e)	1,000,000	975,848
Utah Charter School Finance Authority Revenue Bonds (Freedom Academy Foundation), Series A, 3.25%, 06/15/2031(a)	535,000	444,744
Utah Charter School Finance Authority Revenue Bonds (Scholar Academy), Series A, 4.50%, 04/15/2048(a)(e)	3,000,000	2,947,755
Utah Charter School Finance Authority Revenue Bonds (Wasatch Waldorf Charter School, Inc.), Series A, 4.75%, 05/15/2048(a)(e)	4,310,000	4,270,106
Total Utah		9,109,471
WASHINGTON—3.9%
Washington State Housing Finance Commission Revenue Bonds (Spokane International Academy)
Series A, 4.00%, 07/01/2025(a)	355,000	344,423
Series A, 4.00%, 07/01/2026(a)	285,000	272,883
Series A, 4.00%, 07/01/2027(a)	295,000	278,735
Series A, 4.00%, 07/01/2028(a)	305,000	283,818
Series A, 4.00%, 07/01/2029(a)	320,000	293,501
Washington State Housing Finance Commission Revenue Bonds(Eliseo Project)
Series B-1, 2.50%, 07/01/2028(a)	4,375,000	3,771,665
Series B-2, 2.13%, 07/01/2027(a)	2,750,000	2,424,767
Total Washington		7,669,792

See accompanying Notes to Financial Statements.
2022 Annual Report	51

Statement of Investments  (concluded)
October 31, 2022
abrdn Short Duration High Yield Municipal Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
WEST VIRGINIA—0.3%
Glenville State College Board of Governors Revenue Bonds, 4.00%, 06/01/2027	$250,000	$ 226,398
Ohio County Development Authority Revenue Bonds (Ohio County Sport Complex Project), 4.00%, 09/01/2023	425,000	415,580
Total West Virginia		641,978
WISCONSIN—8.3%
Public Finance Authority Educational Facilities Revenue Refunding Bonds (The Methodist University)
4.00%, 03/01/2027(a)	795,000	750,271
4.00%, 03/01/2028(a)	840,000	779,474
4.00%, 03/01/2029(a)	890,000	810,919
4.00%, 03/01/2030(a)	950,000	852,154
Public Finance Authority Revenue Bonds
Series A, 5.00%, 10/01/2029(a)	500,000	481,926
Series A-1, 6.00%, 01/01/2027	4,100,000	3,802,564
Public Finance Authority Revenue Bonds (Masonic & Eastern Star Home of NC, Inc.)
Series B-1, 3.50%, 03/01/2027(a)	4,000,000	3,683,592
Series B-2, 3.00%, 03/01/2026(a)	790,000	732,188
Public Finance Authority Revenue Bonds (Washoe Barton Medical Clinic)
Series A, 3.00%, 12/01/2026	250,000	229,379
Series A, 4.00%, 12/01/2031	700,000	630,972
Public Finance Authority Revenue Bonds (Wonderful Foundations Charter School Holdings LLC), Series A-1, 4.50%, 01/01/2035(a)	1,000,000	782,161
Wisconsin Health & Educational Facilities Authority Revenue Bond
Series A, 5.00%, 11/01/2022	120,000	120,000
Series A, 5.00%, 11/01/2023	360,000	358,035
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Guilford College)
5.00%, 01/01/2026	685,000	674,046
5.00%, 01/01/2027	830,000	812,788
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Piedmont Community Charter School)
5.00%, 06/15/2024	210,000	211,093
5.00%, 06/15/2026	230,000	231,474
5.00%, 06/15/2027	160,000	161,102
Total Wisconsin		16,104,138
Total Municipal Bonds		192,683,294
Total Investments (Cost $213,679,226)(h)—98.7%		192,683,294
Other Assets in Excess of Liabilities—1.3%		2,547,300
Net Assets—100.0%		$195,230,594
Amounts listed as “–” are $0 or round to $0.
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.00% of net assets as of October 31, 2022.
(e)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(f)	Illiquid security.
(g)	Security is in forbearance as of October 31, 2022
(h)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
FRN	Floating Rate Note
VRDN	Variable Rate Demand Note
VRN	Variable Rate Note

See accompanying Notes to Financial Statements.
52	2022 Annual Report

abrdn Ultra Short Municipal Income Fund  (Unaudited)

Market review
The overall U.S. municipal (muni) bond market generated a negative return during the reporting period. The Bloomberg Municipal Bond Index1, a broad municipal bond market benchmark, returned -11.98%, while the taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index2, returned -15.68%. Both the muni and taxable bond markets faced headwinds from rising interest rates. Government bond yields moved higher as the economy rebounded from the pandemic-induced downturn, inflation increased, and the US Federal Reserve (Fed) removed its accommodative monetary policy3.
The muni market generated positive returns during the first two months of the reporting period. This was followed by negative returns for every subsequent month up to the end of the period.
Fund performance review
The abrdn Ultra Short Municipal Income Fund (Institutional Class shares net of fees) returned 0.37% for the 12-month reporting period ended October 31, 2022 versus the -2.19% return for its benchmark, the Bloomberg Municipal Bond: 1 Year (1-2) Index, during the same period.
Over the reporting period, the Fund’s effective average duration4 decreased substantially from 106 days at the beginning of the period to 47.5 days at the end of the period, compared to an average maturity of more than one year for its benchmark, the Bloomberg Municipal Bond: 1 Year (1-2) Index. This enabled the Fund to maintain a relatively stable net asset value (NAV)5.
The municipal bond curve saw yields increase dramatically. Yields rose more than 200 basis points (bps) across the curve during the reporting period, as the Fed tightened monetary policy. During that time, the Fund experienced relative outperformance and low movement in NAV versus that of the benchmark index. Major contributors to the stability of the Fund’s NAV were positions in floating-rate securities6 and variable rate demand notes (VRDNs), which comprised more than 70% of its net assets as of the end of the reporting period. VRDNs trade at par value and do not fluctuate during periods of interest-rate volatility7, although their rates reset daily or weekly, which allows the Fund to capture increased yields when interest rates move up. The Fund’s performance relative to the benchmark was mainly hampered by positioning in low-coupon fixed-rate bonds.
Contributors to the Fund’s performance included positions in industrials, local general obligation bonds, and healthcare. Conversely, the Fund’s performance was hampered by underweight8 positions in dedicated tax and prepaid gas bonds.
Outlook
Following a tumultuous 2022 for fixed income markets, we view 2023 with some optimism. The rise in yields has provided a strong relative-value case for the asset class and we expect the fundamental backdrop for municipal bonds to be favorable. We believe that prudent investors should still exercise caution with a broad-based approach, as inflation could become entrenched in the economy and result in headwinds to municipal performance as the Fed attempts to bring inflation back closer to its 2% target. The threat of more persistent inflation and a change to Fed policy remains a risk to fixed income markets, particularly at the longer end of the yield curve. We maintain our expectation for little bond supply in the fourth quarter of 2022, which could continue into 2023. This could also provide a tailwind to the municipal markets.
We expect municipal demand to turn positive in 2023, as outflows from the asset class have started to slow. It is our view that the asset class as a whole presents a strong relative-value case given historical performance during recessionary periods.
Despite strong municipal fundamentals and positive near-term technicals, we expect some continued volatility as the Fed continues its tightening path. This may continue to put pressure on the municipal curve to shift, which would hamper total returns. Nonetheless, we believe short-term muni rates will remain anchored at the front end of the yield curve.
For these reasons, while we expect the fundamental backdrop for municipalities to remain largely favorable and near-term technicals to remain slightly bullish, we believe overall muni market performance could be pressured should inflation persist. We still see opportunities in select issuers that we believe will be able to better manage costs in an inflationary environment, particularly in sectors such as general obligations, toll roads, and utilities. In terms of yield-curve positioning, we still believe that retaining the Fund’s conservative weighting maintains a more stable NAV headed into what could be a higher interest-rate environment. With a relatively shorter duration
{foots1}
1	The Bloomberg Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
{foots1}
2	The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
{foots1}
3	Monetary policy – Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
{foots1}
4	Duration – A measure of the maturity of a bond or portfolio of bonds that takes into account the periodic coupon payments. It attempts to measure market risk, or volatility, in a bond by considering maturity and the time pattern of interest payments prior to repayment. Two bonds with the same term to maturity but different coupon rates will respond differently to changes in interest rates. So will bonds with the same coupon rate but different terms to maturity. The higher the duration, the greater a bond’s price-sensitivity to changes in yield.
{foots1}
5	Net asset value (NAV) – A key measure of the value of a company, fund or trust – the total value of assets less liabilities, divided by the number of shares.
{foots1}
6	Floating rate securities – Bond with a variable interest rate. Also known as a “floater” or “FRN," Floating Rate Notes are mainly issued by financial institutions and governments, and they typically have a two- to five-year term to maturity.
{foots1}
7	Volatility – If the price of a fund or asset moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
8	Underweight – A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
2022 Annual Report	53

abrdn Ultra Short Municipal Income Fund  (Unaudited)  (continued)

than that of the benchmark, we feel the Fund should be insulated from sharp movements in its NAV.
Against this backdrop, we think that shorter-duration bonds have the potential to outperform at the front end of the curve. In terms of yield-curve positioning, as we get closer to mid-2023 and have more clarity around the persistence of inflation, we would expect to remain underweight duration. We believe retaining the Fund’s conservative positioning relative to its benchmark and keeping duration short helps to maintain a more stable NAV, while also maximizing the Fund’s yield.
With a relatively shorter duration, we feel that the Fund should be insulated from sharp movements in its NAV.
Portfolio Management:
U.S. Municipal Team
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.
The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares are not subject to a front-end sales charge and are subject to a 0.25% 12b-1 fee. Class A1 Shares have up to a 0.50% sales charge and have a 0.25% 12b-1 fee. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to https://www.abrdn.com/en-us/us/investor/fund-centre.
Investing in mutual funds involves risk, including the possible loss of principal.
Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
Risk Considerations
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
The Fund is subject to the risk that the Adviser  may make poor security selections.
Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.
The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income.
Please read the prospectus for more detailed information regarding these and other risks.

54	2022 Annual Report

abrdn Ultra Short Municipal Income Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended October 31, 2022)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	0.30%	0.69%	0.52%
Class A1[2]	w/o SC	0.20%	0.69%	0.52%
	w/SC3	(0.29%)	0.59%	0.47%
Institutional Class[4]	w/o SC	0.37%	0.87%	0.74%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns before the first offering of Class A1 (February 28, 2019) are based on the previous performance of Class A. Returns of the class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A would have produced because all classes invest in the same portfolio of securities. Returns for Class A shares would only differ to the extent of the difference in expenses of the classes.
3	A 0.50% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of October 31, 2022)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Ultra Short Municipal Income Fund, the Bloomberg Municipal Bond: 1 Year (1-2) Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2022. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Bloomberg Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2022 Annual Report	55

abrdn Ultra Short Municipal Income Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
October 31, 2022 (Unaudited)

Asset Allocation
Municipal Bonds	102.1%
Certificates of Deposit	2.9%
Money Market Funds	–%
Liabilities in Excess of Other Assets	(5.0%)
100.0%
Amounts listed as “–” are 0% or round to 0%.
Top Ten Holdings
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	9.0%
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds (PPL Energy Supply, LLC Project), VRDN 12/01/2037	7.3%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.) 03/01/2030	6.2%
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Waste Management PA Obligated Group) 08/01/2045	3.7%
City of New York General Obligation Limited Bonds, VRDN 04/01/2042	3.2%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series C 02/15/2053	2.9%
Rib Floater Trust Various States Revenue Bonds, VRDN 11/01/2041	2.9%
Black Belt Energy Gas District Revenue Bonds, FRN, Series B-1 12/01/2048	2.9%
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), AMT, VRDN 01/01/2032	2.8%
South Carolina Jobs-Economic Development Authority Revenue Bonds (Prisma Health Obligated Group), VRDN, Series C 05/01/2048	2.7%
States
Pennsylvania	13.7%
New York	11.0%
Mississippi	10.6%
Texas	10.6%
California	8.7%
Alabama	6.5%
Maryland	6.3%
Kentucky	4.3%
Wisconsin	4.2%
Louisiana	4.1%
Arizona	3.2%
Indiana	3.1%
South Carolina	3.0%
Ohio	2.7%
Arkansas	2.3%
Other, less than 2% each	7.8%
Short-Term Investments	2.9%
Liabilities in Excess of Other Assets	(5.0%)
100.0%

56	2022 Annual Report

Statement of Investments
October 31, 2022
abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS —102.1%
ALABAMA—6.5%
Black Belt Energy Gas District Revenue Bonds, FRN, Series B-1, 3.42%, 12/01/2048(a)	$20,000,000	$ 19,775,876
Health Care Authority for Baptist Health Revenue Bonds
Series B, 3.50%, 11/15/2037(a)	8,925,000	8,925,000
Series B, 3.05%, 11/01/2042(a)	15,925,000	15,925,000
Total Alabama		44,625,876
ARIZONA—3.2%
Cochise County Pollution Control Corp. Revenue Bonds (Arizona Electric Power Cooperative, Inc.), 3.30%, 09/01/2024(a)	4,200,000	4,187,709
Industrial Development Authority of the City of Phoenix (The) Revenue Bonds (Republic Services, Inc.), AMT, FRN, Series D, 2.25%, 12/01/2035(a)	15,000,000	15,000,000
Tender Option Bond Trust Receipts/Certificates Revenue Bonds, VRDN, 2.78%, 06/15/2050(a)(b)	3,055,000	3,055,000
Total Arizona		22,242,709
ARKANSAS—2.3%
Arkansas Development Finance Authority Revenue Bonds (Baptist Memorial Health Care Obligated Group), VRDN, Series B-4, 3.05%, 09/01/2044(a)	15,762,000	15,762,000
CALIFORNIA—8.7%
California Infrastructure & Economic Development Bank Revenue Bonds (Brightline West Passenger Rail Project), AMT, FRN, 0.85%, 01/01/2050(a)(b)	15,000,000	14,864,460
California Pollution Control Financing Authority Revenue Bonds (Republic Services, Inc.), Series A, 2.25%, 08/01/2023(a)(b)	15,000,000	14,999,378
California Statewide Communities Development Authority Revenue Bonds (CommonSpirit Health Obligated Group), Series E, 2.94%, 07/01/2040(a)	3,000,000	3,000,000
Change Commonspirit Health to Dignity Health
AGM, 2.80%, 07/01/2040(a)	2,000,000	2,000,000
AGM, 2.80%, 07/01/2041(a)	3,000,000	3,000,000
Palomar Pomerado Health Care Certificates of Participation
Series A, 3.15%, 11/01/2036(a)	5,425,000	5,425,000
Series B, 2.95%, 11/01/2036(a)	2,175,000	2,175,000
Series C, 3.15%, 11/01/2036(a)	14,000,000	14,000,000
Total California		59,463,838
COLORADO—0.2%
E-470 Public Highway Authority Revenue Bonds, FRN, Series B, 2.90%, 09/01/2039(a)	1,500,000	1,477,219
Shares or Principal Amount		Value

CONNECTICUT—0.8%
City of West Haven General Obligation Unlimited Bonds, 5.00%, 03/28/2023	$5,680,000	$ 5,699,884
FLORIDA—1.2%
Miami-Dade County Industrial Development Authority Revenue Bonds (Waste Management, Inc.)
AMT, FRN, Series A, 2.76%, 11/01/2033(a)	3,000,000	2,873,408
AMT, FRN, Series B, 2.76%, 11/01/2048(a)	2,000,000	1,915,605
Miami-Dade County Industrial Development Authority Solid Waste Disposal Revenue Bonds, (Waste Management Inc. Of Florida Project), 4.40%, 11/01/2041(a)	3,075,000	3,074,974
Total Florida		7,863,987
ILLINOIS—1.4%
State of Illinois General Obligation Unlimited Bonds, Series A, 5.00%, 10/01/2023	1,030,000	1,037,790
Tender Option Bond Trust Receipts/Certificates Revenue Bonds, VRDN, 2.78%, 11/01/2048(a)(b)	8,380,000	8,380,000
Total Illinois		9,417,790
INDIANA—3.1%
City of Whiting Environmental Facilities Revenue Bonds (BP Products North America, Inc. Project), AMT, VRN, 5.00%, 11/01/2045(a)	10,000,000	10,000,000
Indiana Finance Authority Economic Development Revenue Bonds (Republic Services, Inc.), Series A, 2.95%, 05/01/2034(a)	1,000,000	999,549
Indiana Finance Authority RevenueBonds (ArcelorMittal SA), 2.95%, 08/01/2030(a)	10,000,000	10,000,000
Total Indiana		20,999,549
KENTUCKY—4.3%
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2020A-1 Industrial Building Revenue Bonds, AMT, VRDN, 1.99%, 07/01/2060(a)	3,460,000	3,460,000
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2020B-1 Industrial Building Revenue Bonds, AMT, VRDN, Series A-2, 1.99%, 07/01/2060(a)	7,900,000	7,900,000
County of Meade, Kentucky (Nucor Steel Brandenburg Project) Series 2021A-1 Industrial Building Revenue Bonds, AMT, VRDN, 1.99%, 08/01/2061(a)	6,895,000	6,895,000
Kentucky Economic Development Finance Authority Solid Waste Revenue Bonds (Republic Services, Inc. Project), Series A, AMT, FRN, 2.95%, 04/01/2031(a)	5,670,000	5,667,445
Kentucky Public Energy Authority Revenue Bonds, Series A, 4.00%, 04/01/2048(a)	5,000,000	4,939,179
Pulaski County Solid Waste Disposal Revenue Bonds (East Kentucky Power Cooperative, Inc.), Series B, 2.88%, 08/15/2023(a)	700,000	699,483
Total Kentucky		29,561,107

See accompanying Notes to Financial Statements.
2022 Annual Report	57

Statement of Investments  (continued)
October 31, 2022
abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
LOUISIANA—4.1%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (American BioCarbon CT LLC), AMT, VRN, 2.13%, 12/01/2046(a)	$18,000,000	$ 17,972,534
Louisiana Public Facilities Authority Revenue Bonds (St Mary's Dominican High School Corp.), Series B, 2.90%, 07/01/2033(a)	70,000	70,000
Louisiana Stadium And Exposition District Bond Anticipation Notes, 5.00%, 07/03/2023	10,175,000	10,188,229
Total Louisiana		28,230,763
MARYLAND—6.3%
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 3.91%, 03/01/2030(a)	42,405,000	42,405,000
Washington County Revenue Bonds (Conservit, Inc.), 2.73%, 02/01/2023(a)	425,000	425,000
Total Maryland		42,830,000
MICHIGAN—0.1%
Michigan Strategic Fund Tax-Exempt Adjustable Mode Exempt Facilities Revenue Bonds (Waste Management, Inc.), AMT, VRN, 0.58%, 08/01/2027(a)	500,000	466,539
MISSISSIPPI—10.6%
Jackson County Water System General Obligation Bonds, VRN, 2.00%, 11/01/2024(a)	1,000,000	1,000,000
Mississippi Business Finance Corp. Gulf Opportunity Zone Revenue Bonds, Series C, 2.00%, 05/01/2037(a)	10,000,000	10,000,000
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 3.67%, 11/01/2032(a)	62,000,000	62,000,000
Total Mississippi		73,000,000
NEVADA—1.1%
Director Of The State Of Nevada Department Of Business And Industry Revenue Bonds Brightline West Passenger Rail Project, AMT, VRN, Series A, 0.85%, 01/01/2050(a)(b)	7,500,000	7,432,230
NEW JERSEY—0.5%
Township of Mendham NJ Notes, 4.00%, 05/04/2023	3,273,000	3,271,441
NEW YORK—11.0%
City of Elmira General Obligation Limited Bonds
2.00%, 05/01/2023	455,000	449,997
4.00%, 05/01/2024	675,000	678,670
City of New York General Obligation Limited Bonds, VRDN, 2.51%, 04/01/2042(a)	22,200,000	22,200,000
City of Newburgh General Obligation Limited Bonds, Series B, 4.00%, 12/29/2022	9,500,000	9,496,815
Shares or Principal Amount		Value

Metropolitan Transportation Authority Revenue Bonds
FRN, Series D-1, 2.88%, 11/01/2035(a)	$4,750,000	$ 4,610,311
Series F, 5.00%, 11/15/2022	1,125,000	1,125,672
Series F, 5.00%, 11/15/2022	1,530,000	1,530,894
Metropolitan Transportation Authority Transportation Revenue Refunding Green Bonds, Series B, 5.00%, 11/15/2022	600,000	600,350
New York City General Obligation Unlimited Bonds
Series C-4, 2.84%, 10/01/2027(a)	2,525,000	2,525,000
Series J-2, 2.80%, 06/01/2036(a)	2,575,000	2,575,000
Series J-3, 2.94%, 06/01/2036(a)	4,375,000	4,375,000
New York Transportation Development Corp. Revenue Bonds (Delta Air Lines, Inc.), AMT, Series A, 5.00%, 01/01/2024	1,500,000	1,499,381
Rib Floater Trust Various States Revenue Bonds, VRDN, 2.78%, 11/01/2041(a)(b)	20,000,000	20,000,000
Triborough Bridge & Tunnel Authority Revenue Bonds, Series B, 2.93%, 01/01/2032(a)	3,955,000	3,884,966
Total New York		75,552,056
NORTH CAROLINA—0.2%
Fayetteville State University Revenue Bonds
(AGM), 5.00%, 04/01/2023	405,000	407,803
(AGM), 5.00%, 04/01/2024	425,000	433,296
(AGM), 5.00%, 04/01/2026	470,000	487,734
Total North Carolina		1,328,833
OHIO—2.7%
State Of Ohio Hospital (University Hospitals Health System, Inc.) Revenue Bonds, VRDN, 2.65%, 01/15/2045(a)	18,000,000	18,000,000
State of Ohio Hospital Revenue Bonds (University Hospitals Health System, Inc.), VRDN, 2.70%, 01/15/2051(a)	735,000	735,000
Total Ohio		18,735,000
OKLAHOMA—1.8%
Oklahoma Development Finance Authority Revenue Bonds (Gilcrease Developers LLC), AMT, Series A, 1.63%, 07/06/2023	2,000,000	1,951,737
Oklahoma Development Finance Authority Revenue Bonds (INTEGRIS Health Obligated Group ), VRDN, Series B, 2.93%, 08/15/2031(a)	10,680,000	10,680,000
Total Oklahoma		12,631,737
OREGON—0.0%
Gilliam County, Solid Waste Disposal Revenue Bonds, (Waste Management Project), VRN, 3.00%, 08/01/2025(a)	100,000	99,497
PENNSYLVANIA—13.7%
Central Bradford Progress Authority Revenue Bonds (The Guthrie Clinic Issue), VRDN, Series D, 2.95%, 12/01/2041(a)	16,500,000	16,500,000

See accompanying Notes to Financial Statements.
58	2022 Annual Report

Statement of Investments  (concluded)
October 31, 2022
abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
PENNSYLVANIA (continued)
Montgomery County Higher Education & Health Authority, VRDN, Series D, 2.89%, 09/01/2050(a)	$2,100,000	$ 2,100,000
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue Bonds (PPL Energy Supply, LLC Project), VRDN, 3.40%, 12/01/2037(a)	50,000,000	50,000,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Waste Management PA Obligated Group), 2.25%, 08/01/2045(a)	25,000,000	25,000,188
Total Pennsylvania		93,600,188
SOUTH CAROLINA—3.0%
Richland country Revenue Bond (International Paper Co.), AMT, Series A, 3.88%, 04/01/2023	1,715,000	1,710,466
South Carolina Jobs-Economic Development Authority Revenue Bonds (Prisma Health Obligated Group), VRDN, Series C, 2.92%, 05/01/2048(a)	18,825,000	18,825,000
Total South Carolina		20,535,466
TENNESSEE—0.2%
Metropolitan Government Nashville & Davidson County Industrial Development Board, 0.58%, 08/01/2031(a)	350,000	326,577
Wilson County Industrial Development Board Revenue Bonds (Kenwal Steel Tennessee LLC), 2.73%, 06/01/2037(a)	890,000	890,000
Total Tennessee		1,216,577
TEXAS—10.6%
City of Houston TX Hotel Occupancy Tax & Revenue Bonds
4.00%, 09/01/2023	180,000	180,793
4.00%, 09/01/2025	425,000	427,652
Mission Economic Development Corp. Revenue Bonds (Waste Management, Inc.), Series A, 2.95%, 05/01/2046(a)	18,400,000	18,384,660
Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (Republic Services, Inc.), AMT, FRN, Series A, 2.25%, 05/01/2050(a)	5,000,000	4,999,793
Port of Corpus Christi Authority of Nueces County Revenue Bonds (Flint Hills Resources LP), AMT, VRDN, Series A, 2.45%, 07/01/2029(a)(b)	9,800,000	9,800,000
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP)
AMT, VRDN, 2.75%, 01/01/2030(a)	700,000	700,000
AMT, VRDN, 2.75%, 01/01/2032(a)	19,200,000	19,200,000
Port of Port Arthur Navigation District Revenue Bonds, 2.15%, 04/01/2040(a)	1,700,000	1,700,000
Port of Port Arthur Navigation District Revenue Bonds (Motiva Enterprises Class C), VRDN, 2.17%, 04/01/2040(a)	1,600,000	1,600,000
Shares or Principal Amount		Value

Port of Port Arthur Navigation District Revenue Bonds (Motiva Enterprises LLC)
VRDN, 3.16%, 12/01/2027(a)	$6,000,000	$ 6,000,000
VRDN, 2.15%, 04/01/2040(a)	4,100,000	4,100,000
Texas Municipal Gas Acquisition & Supply Corp III Revenue Bonds
5.00%, 12/15/2022	1,150,000	1,151,017
5.00%, 12/15/2024	3,100,000	3,135,954
5.00%, 12/15/2025	1,500,000	1,521,320
Total Texas		72,901,189
WEST VIRGINIA—0.3%
West Virginia Hospital Finance Authority Revenue Bonds (West Virginia United Health System Obligated Group), Series E, 2.90%, 06/01/2033(a)	2,150,000	2,150,000
WISCONSIN—4.2%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series C, 2.95%, 02/15/2053(a)	20,000,000	20,000,000
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Marshfield Clinic Health System), VRDN, 2.95%, 02/15/2053(a)	8,800,000	8,800,000
Total Wisconsin		28,800,000
Total Municipal Bonds		699,895,475
SHORT-TERM INVESTMENTS—2.9%
CERTIFICATES OF DEPOSIT—2.9%
UNITED STATES—2.9%
Mercer County Pollution Control Revenue, 3.00%, 11/16/2022	20,000,000	20,000,000
Total Certificates of Deposit		20,000,000
MONEY MARKET FUNDS—0.0%
BlackRock Liquidity Funds MuniCash, Institutional Shares	95,532	95,523
Total Money Market Funds		95,523
Total Short-Term Investments		20,095,523
Total Investments (Cost $721,501,439)(c)—105.0%		719,990,998
Liabilities in Excess of Other Assets—(5.0%)		(34,030,333)
Net Assets—100.0%		$685,960,665

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of October 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
FRN	Floating Rate Note
VRDN	Variable Rate Demand Note
VRN	Variable Rate Note

See accompanying Notes to Financial Statements.
2022 Annual Report	59

Statement of Assets and Liabilities
October 31, 2022

	abrdn Emerging Markets Debt Fund	abrdn Global Absolute Return Strategies Fund	abrdn Global High Income Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Assets:
Investments, at value	$23,612,302	$22,500,805	$96,104,076	$45,965,141	$192,683,294	$699,895,475
Short-term investments, at value	–	16,038,998	14,966,734	128,379	–	20,095,523
Foreign Currency, at value	657,230	522,686	–	–	–	–
Cash	101,065	347,598	16,645	–	61,776	64,389
Cash collateral pledged for futures	–	664,650	–	–	–	–
Cash at broker	50,000	–	–	–	–	–
Receivable for investments sold	11,446	834,211	–	–	1,056,000	–
Interest and dividends receivable	534,431	266,255	1,519,794	678,282	2,285,153	2,790,640
Receivable for capital shares issued	–	995	1,971	–	382,374	1,272,696
Unrealized appreciation on forward foreign currency exchange contracts	56,132	2,378,668	6,287	–	–	–
Receivable from Adviser	16,785	34,134	–	7,807	49,411	159,921
Unrealized appreciation on total return swap contracts	–	231,673	–	–	–	–
Variation margin receivable for future contracts	–	104,743	–	–	–	–
Prepaid expenses	35,324	27,752	1,127	18,104	34,314	–
Total Assets	25,074,715	43,953,168	112,616,634	46,797,713	196,552,322	724,278,644
Liabilities:
Due to Custodian	–	–	12	–	–	–
Payable for investments purchased	14,848	–	8,647,364	–	–	35,000,000
Unrealized depreciation on forward foreign currency exchange contracts	76,231	1,392,028	335,428	–	–	–
Unrealized depreciation on total return swap contracts	–	117,906	–	–	–	–
Distributions payable	–	–	117	4,063	15,458	42,876
Payable for capital shares redeemed	79	22,423	1,672,210	–	1,086,338	2,932,920
Cash collateral due to broker	–	250,000	–	–	–	–
Cash due to broker for forward foreign currency contracts	60,000	–	–	–	–	–
Payable for interest rate swaps closed	–	236,256	–	–	–	–
Variation margin payable for centrally cleared swap contracts	–	70,362	–	–	–	–
Accrued expenses and other payables:
Administration fees	1,671	2,891	6,348	3,209	17,580	43,081
Audit fees	5,111	16,069	8,110	5,111	4,991	5,110
Custodian fees	18,252	170,816	52,350	5,418	18,716	14,274
Distribution fees	981	3,020	13,018	1,243	5,522	–
Fund accounting fees	764	1,308	2,799	1,357	7,866	20,618
Interest expense on line of credit	–	–	–	–	10,832	4,442
Investment advisory fees	12,534	21,680	121,484	17,046	109,940	157,570
Legal fees	200	307	617	346	831	4,204
Printing fees	1,728	7,646	–	2,528	–	–
Sub-transfer agent and administrative services fees	419	5,072	16,593	415	11,572	49,520
Transfer agent fees	807	2,451	5,870	3,145	3,145	4,851
Other accrued expenses	16,276	27,481	26,234	13,192	28,937	38,513
Total liabilities	209,901	2,347,716	10,908,554	57,073	1,321,728	38,317,979
Net assets	$24,864,814	$41,605,452	$101,708,080	$46,740,640	$195,230,594	$685,960,665
Cost:
Investments	33,559,969	23,081,030	113,118,182	49,257,588	213,679,226	701,405,916
Short-Term Investments	–	16,043,163	14,966,734	128,379	–	20,095,523
Foreign currency	629,495	552,573	184	–	–	–
Cash at broker for future contracts, at cost	–	664,650	–	–	–	– Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
60	2022 Annual Report

Statement of Assets and Liabilities  (concluded)
October 31, 2022

	abrdn Emerging Markets Debt Fund	abrdn Global Absolute Return Strategies Fund	abrdn Global High Income Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Represented by:
Paid in capital in excess of par value	$42,577,203	$47,873,716	$357,962,559	$50,615,795	$239,149,298	$689,223,533
Distributable earnings (accumulated loss)	(17,712,389)	(6,268,264)	(256,254,479)	(3,875,155)	(43,918,704)	(3,262,868)
Net Assets	$24,864,814	$41,605,452	$101,708,080	$46,740,640	$195,230,594	$685,960,665
Net Assets:
Class A	$102,180	$13,568,884	$61,409,652	$4,919,024	$14,399,225	$123,919,832
Class A1	–	–	–	–	–	260,893
Class C	9,979	40,965	–	216,753	26,798	–
Class R	2,239,433	–	–	–	–	–
Institutional Service Class	62,010	5,152,767	–	18,023	–	–
Institutional Class	22,451,212	22,842,836	40,298,428	41,586,840	180,804,571	561,779,940
Total	$24,864,814	$41,605,452	$101,708,080	$46,740,640	$195,230,594	$685,960,665
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,964	1,537,496	8,548,960	578,690	1,591,474	12,319,701
Class A1 Shares	–	–	–	–	–	25,921
Class C Shares	1,551	4,781	–	25,543	2,960	–
Class R Shares	351,805	–	–	–	–	–
Institutional Service Class Shares	9,673	577,634	–	2,118	–	–
Institutional Class Shares	3,498,433	2,539,192	6,136,355	4,888,277	19,981,121	56,166,834
Total Shares Outstanding per Class	3,877,426	4,659,103	14,685,315	5,494,628	21,575,555	68,512,456
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.40	$8.83(a)	$7.18	$8.50	$9.05	$10.06
Class A1 Shares	–	–	–	–	–	10.06
Class C Shares (b)	6.43	8.57(a)	–	8.49	9.05(a)	–
Class R Shares	6.37(a)	–	–	–	–	–
Institutional Service Class Shares	6.41	8.92(a)	–	8.51	–	–
Institutional Class Shares	6.42	9.00(a)	6.57	8.51	9.05	10.00
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.60	$9.10	$7.40	$8.72	$9.28	$10.06
Class A1 Shares	–	–	–	–	–	10.11
Maximum Sales Charge:
Class A Shares	3.00(c)%	3.00(c)%	3.00(c)%	2.50(d)%	2.50(d)%	–%
Class A1 Shares	–%	–%	–%	–%	–%	0.50(e)%

(a)	The NAV shown above differs from the traded NAV on October 31, 2022 due to financial statement rounding and/or financial statement adjustments.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.
(c)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(d)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(e)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2022 Annual Report	61

Statements of Operations
For the Year Ended October 31, 2022

	abrdn Emerging Markets Debt Fund	abrdn Global Absolute Return Strategies Fund	abrdn Global High Income Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Investment Income:
Dividend income	$—	$142,957	$108,995	$495	$490	$13,951
Interest income	2,424,194	400,952	6,350,687	1,801,635	10,890,339	9,284,525
Securities lending income, net	—	—	13,885	—	—	—
Foreign tax withholding	(2,308)	(1,924)	—	—	—	—
Total Income	2,421,886	541,985	6,473,567	1,802,130	10,890,829	9,298,476
Expenses
Investment advisory fees	188,648	343,462	736,148	229,083	2,183,044	4,045,200
Trustee fees	2,791	6,334	30,001	5,166	30,942	77,447
Administration fees	25,153	45,795	80,984	43,122	274,940	647,232
Legal fees	3,934	6,891	4,322	6,691	49,266	101,711
Audit fees	44,691	73,130	54,060	40,820	42,981	50,950
Printing fees	7,786	19,915	54,318	10,459	9,850	8,130
Custodian fees	23,954	218,624	68,691	4,591	26,311	28,086
Transfer agent fees	9,603	33,559	78,375	45,223	44,553	50,633
Distribution fees Class A	407	40,757	177,077	13,545	45,612	337,271
Distribution fees Class A1	—	—	—	—	—	1,194
Distribution fees Class C	211	4,281	—	2,547	263	—
Distribution fees Class R	14,302	—	—	—	—	—
Sub-transfer agent and administrative service fees Institutional Class	2,325	39,677	31,128	4,424	168,886	487,352
Sub-transfer agent and administrative service fees Class A	173	23,372	88,611	737	11,225	89,176
Sub-transfer agent and administrative service fees Class A1	—	—	—	—	—	22
Sub-transfer agent and administrative service fees Class C	51	529	—	92	5	—
Sub-transfer agent and administrative service fees Class R	4,440	—	—	—	—	—
Sub-transfer agent and administrative service fees Institutional Service Class	80	7,531	—	—	—	—
Fund accounting fees	1,258	2,290	4,042	2,156	13,747	32,362
Registration and filing fees	64,742	54,397	14,397	53,112	75,433	68,740
Other	31,500	34,906	45,933	30,891	63,119	108,740
Total expenses before reimbursed/waived expenses	426,049	955,450	1,468,087	492,659	3,040,177	6,134,246
Interest expense (Note 9)	772	—	—	271	89,169	6,763
Total operating expenses before reimbursed/waived expenses	426,821	955,450	1,468,087	492,930	3,129,346	6,141,009
Expenses reimbursed	(201,245)	(507,424)	(439,426)	(206,321)	(760,410)	(2,289,342)
Net expenses	225,576	448,026	1,028,661	286,609	2,368,936	3,851,667
Net Investment Income	2,196,310	93,959	5,444,906	1,515,521	8,521,893	5,446,809
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(4,548,223)	(3,418,697)	(7,779,414)	(277,553)	(14,412,641)	(1,209,824)
Realized gain/(loss) on futures contracts	—	454,639	—	—	—	—
Realized gain/(loss) on written options	—	527,748	—	—	—	—
Realized gain/(loss) on swap contracts	—	(5,935,528)	—	—	—	—
Realized gain/(loss) on forward foreign currency exchange contracts	481,202	1,623,731	3,840,593	—	—	—
Realized gain/(loss) on foreign currency transactions	(31,189)	(144,615)	(31,657)	—	—	—
Net realized gain/(loss) from investments, futures contracts, written options, swap contracts, forward foreign currency exchange contracts and foreign currency transactions	(4,098,210)	(6,892,722)	(3,970,478)	(277,553)	(14,412,641)	(1,209,824) Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.
62	2022 Annual Report

Statements of Operations  (concluded)
For the Year Ended October 31, 2022

	abrdn Emerging Markets Debt Fund	abrdn Global Absolute Return Strategies Fund	abrdn Global High Income Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Net change in unrealized appreciation/(depreciation) on investment transactions	$(7,091,113)	$(305,108)	$(19,036,762)	$(7,458,428)	$(27,251,780)	$(1,666,737)
Net change in unrealized appreciation/(depreciation) on swap contracts	—	1,063,273	—	—	—	—
Net change in unrealized appreciation/(depreciation) on futures contracts	—	(504,866)	—	—	—	—
Net change in unrealized appreciation/(depreciation) on written options	—	(40,287)	—	—	—	—
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	(131,810)	851,249	(248,330)	—	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	33,484	(19,721)	1,135	—	—	—
Net change in unrealized appreciation/(depreciation) from investments, swap contracts, futures contracts, written options, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(7,189,439)	1,044,540	(19,283,957)	(7,458,428)	(27,251,780)	(1,666,737)
Net realized/unrealized gain/(loss) from investments, written options, swaps, futures contracts, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(11,287,649)	(5,848,182)	(23,254,435)	(7,735,981)	(41,664,421)	(2,876,561)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,091,339)	$(5,754,223)	$(17,809,529)	$(6,220,460)	$(33,142,528)	$2,570,248

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2022 Annual Report	63

Statements of Changes in Net Assets

	abrdn Emerging Markets Debt Fund		abrdn Global Absolute Return Strategies Fund		abrdn Global High Income Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
From Investment Activities:
Operations:
Net investment income (loss)	$2,196,310	$2,603,837	$93,959	$(36,994)	$5,444,906	$6,840,306
Net realized gain/(loss) from investments, written options, swap contracts, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	(4,098,210)	529,611	(6,892,722)	2,155,545	(3,970,478)	4,386,995
Net change in unrealized appreciation/(depreciation) from investments, written options, swap contracts, futures contracts, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(7,189,439)	(710,792)	1,044,540	(2,313,338)	(19,283,957)	2,796,725
Changes in net assets resulting from operations	(9,091,339)	2,422,656	(5,754,223)	(194,787)	(17,809,529)	14,024,026
Distributions to Shareholders From:
Distributable earnings
Class A	(9,069)	(11,387)	(754,555)	(2,060)	(3,663,466)	(3,908,060)
Class C	(1,603)	(3,466)	(17,763)	(401)	—	—
Class R	(226,156)	(139,135)	—	—	—	—
Institutional Service Class	(5,979)	(3,507)	(253,944)	(17,552)	—	—
Institutional Class	(2,465,471)	(1,744,572)	(1,692,167)	(47,938)	(2,564,748)	(3,324,472)
Change in net assets from shareholder distributions	(2,708,278)	(1,902,067)	(2,718,429)	(67,951)	(6,228,214)	(7,232,532)
Change in net assets from capital transactions	(4,019,156)	(12,242,793)	(41,858,918)	70,424,619	(11,569,430)	(15,070,803)
Change in net assets	(15,818,773)	(11,722,204)	(50,331,570)	70,161,881	(35,607,173)	(8,279,309)
Net Assets:
Beginning of year	40,683,587	52,405,791	91,937,022	21,775,141	137,315,253	145,594,562
End of year	$24,864,814	$40,683,587	$41,605,452	$91,937,022	$101,708,080	$137,315,253
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
64	2022 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Debt Fund		abrdn Global Absolute Return Strategies Fund		abrdn Global High Income Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Capital Transactions:
Class A Shares
Proceeds from shares issued	$5,956,556	$102,231	$526,551	$1,202,597	$12,776,028	$7,208,240
Dividends reinvested	8,688	8,606	663,592	1,986	3,297,835	3,748,272
Cost of shares redeemed	(5,982,547)	(188,170)	(7,625,011)	(1,936,020)	(22,032,899)	(20,448,290)
Total Class A	(17,303)	(77,333)	(6,434,868)	21,541,229	(5,959,036)	(9,491,778)
Class C Shares
Proceeds from shares issued	—	10,000	—	150,000	—	—
Dividends reinvested	1,603	3,466	17,763	401	—	—
Cost of shares redeemed	(10,462)	(128,689)	(386,089)	(338,551)	—	—
Total Class C	(8,859)	(115,223)	(368,326)	(188,150)	—	—
Class R Shares
Proceeds from shares issued	246,597	925,269	—	—	—	—
Dividends reinvested	226,156	139,135	—	—	—	—
Cost of shares redeemed	(830,139)	(963,082)	—	—	—	—
Total Class R	(357,386)	101,322	—	—	—	—
Institutional Service Class Shares
Proceeds from shares issued	—	417	434,256	437,987	—	—
Dividends reinvested	5,979	3,507	250,598	17,235	—	—
Cost of shares redeemed	(126)	(179)	(1,550,394)	(1,699,571)	—	—
Total Institutional Service Class	5,853	3,745	(865,540)	(1,244,349)	—	—
Institutional Class Shares
Proceeds from shares issued	1,225,528	5,782,692	977,914	1,954,089	63,863,945	44,607,948
Dividends reinvested	2,441,748	1,728,471	1,658,375	47,855	2,507,170	3,165,788
Cost of shares redeemed	(7,308,737)	(19,666,467)	(36,826,473)	(8,224,961)	(71,981,509)	(53,352,761)
Total Institutional Class	(3,641,461)	(12,155,304)	(34,190,184)	50,315,889	(5,610,394)	(5,579,025)
Change in net assets from capital transactions:	$(4,019,156)	$(12,242,793)	$(41,858,918)	$70,424,619	$(11,569,430)	$(15,070,803)
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2022 Annual Report	65

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Debt Fund		abrdn Global Absolute Return Strategies Fund		abrdn Global High Income Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Share Transactions:
Class A Shares
Issued	838,964	10,842	55,689	114,890	1,561,497	811,602
Reinvested	1,078	895	66,293	188	412,682	420,325
Redeemed	(848,607)	(19,884)	(773,840)	(186,840)	(2,698,533)	(2,293,954)
Total Class A Shares	(8,565)	(8,147)	(651,858)	2,084,624	(724,354)	(1,062,027)
Class C Shares
Issued	–	1,072	–	14,515	–	–
Reinvested	194	361	1,818	39	–	–
Redeemed	(1,549)	(13,912)	(44,685)	(32,701)	–	–
Total Class C Shares	(1,355)	(12,479)	(42,867)	(18,147)	–	–
Class R Shares
Issued	32,090	98,091	–	–	–	–
Reinvested	28,051	14,545	–	–	–	–
Redeemed	(106,996)	(102,497)	–	–	–	–
Total Class R Shares	(46,855)	10,139	–	–	–	–
Institutional Service Class Shares
Issued	–	44	45,858	40,843	–	–
Reinvested	744	364	24,836	1,623	–	–
Redeemed	(17)	(19)	(162,173)	(160,987)	–	–
Total Institutional Service Class Shares	727	389	(91,479)	(118,521)	–	–
Institutional Class Shares
Issued	137,718	599,695	100,971	183,879	8,717,393	5,454,864
Reinvested	303,404	179,454	163,065	4,472	342,010	385,270
Redeemed	(903,586)	(2,035,218)	(3,663,228)	(783,300)	(9,729,545)	(6,488,189)
Total Institutional Class Shares	(462,464)	(1,256,069)	(3,399,192)	4,798,955	(670,142)	(648,055)
Total change in shares:	(518,512)	(1,266,167)	(4,185,396)	6,746,911	(1,394,496)	(1,710,082)
Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
66	2022 Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Intermediate Municipal Income Fund		abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
From Investment Activities:
Operations:
Net investment income	$1,515,521	$1,667,110	$8,521,893	$8,317,891	$5,446,809	$986,158
Net realized gain/(loss) from investments	(277,553)	(298,789)	(14,412,641)	(1,101,812)	(1,209,824)	(195,697)
Net change in unrealized appreciation/(depreciation) from investments	(7,458,428)	1,114,396	(27,251,780)	8,143,949	(1,666,737)	700,888
Changes in net assets resulting from operations	(6,220,460)	2,482,717	(33,142,528)	15,360,028	2,570,248	1,491,349
Distributions to Shareholders From:
Distributable earnings
Class A	(140,410)	(165,909)	(416,033)	(464,084)	(691,462)	(47,583)
Class A1	—	—	—	—	(2,430)	(123)
Class C	(4,679)	(4,873)	(414)	(118)	—	—
Institutional Service Class	(551)	(564)	—	—	—	—
Institutional Class	(1,372,129)	(1,602,524)	(8,124,949)	(7,826,608)	(4,742,311)	(945,195)
Change in net assets from shareholder distributions	(1,517,769)	(1,773,870)	(8,541,396)	(8,290,810)	(5,436,203)	(992,901)
Change in net assets from capital transactions	(6,590,631)	(4,613,579)	(209,708,294)	146,984,308	(266,309,347)	(237,411,963)
Change in net assets	(14,328,860)	(3,904,732)	(251,392,218)	154,053,526	(269,175,302)	(236,913,515)
Net Assets:
Beginning of year	61,069,500	64,974,232	446,622,812	292,569,286	955,135,967	1,192,049,482
End of year	$46,740,640	$61,069,500	$195,230,594	$446,622,812	$685,960,665	$955,135,967
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2022 Annual Report	67

Statements of Changes in Net Assets  (continued)

	abrdn Intermediate Municipal Income Fund		abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Capital Transactions:
Class A Shares
Proceeds from shares issued	$18,422	$110,423	$1,322,146	$7,657,773	$37,177,427	$50,785,379
Dividends reinvested	99,019	118,556	405,175	447,869	671,735	47,225
Cost of shares redeemed	(450,934)	(946,959)	(7,030,507)	(9,184,933)	(74,784,580)	(152,699,342)
Total Class A	(333,493)	(717,980)	(5,303,186)	(1,079,291)	(36,935,418)	(101,866,738)
Class A1 Shares
Proceeds from shares issued	—	—	—	—	—	—
Dividends reinvested	—	—	—	—	2,416	124
Cost of shares redeemed	—	—	—	—	(250,283)	(47,641)
Total Class A1	—	—	—	—	(247,867)	(47,517)
Class C Shares
Proceeds from shares issued	2,528	67,854	2,492	26,994	—	—
Dividends reinvested	4,679	4,858	414	109	—	—
Cost of shares redeemed	(68,323)	(31,260)	—	—	—	—
Total Class C	(61,116)	41,452	2,906	27,103	—	—
Institutional Service Class Shares
Proceeds from shares issued	—	—	—	—	—	—
Dividends reinvested	551	563	—	—	—	—
Cost of shares redeemed	(12)	(15)	—	—	—	—
Total Institutional Service Class	539	548	—	—	—	—
Institutional Class Shares
Proceeds from shares issued	446,936	884,579	107,043,551	268,144,226	442,073,742	657,065,229
Dividends reinvested	1,141,100	1,288,406	5,360,263	5,859,757	3,773,158	811,146
Cost of shares redeemed	(7,784,597)	(6,110,584)	(316,811,828)	(125,967,487)	(674,972,962)	(793,374,083)
Total Institutional Class	(6,196,561)	(3,937,599)	(204,408,014)	148,036,496	(229,126,062)	(135,497,708)
Change in net assets from capital transactions:	$(6,590,631)	$(4,613,579)	$(209,708,294)	$146,984,308	$(266,309,347)	$(237,411,963)
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
68	2022 Annual Report

Statements of Changes in Net Assets  (concluded)

	abrdn Intermediate Municipal Income Fund		abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021
Share Transactions:
Class A Shares
Issued	2,023	11,090	132,314	747,277	3,693,629	5,029,554
Reinvested	10,853	11,975	41,925	43,706	66,770	4,677
Redeemed	(47,334)	(95,424)	(718,079)	(898,694)	(7,427,627)	(15,121,758)
Total Class A Shares	(34,458)	(72,359)	(543,840)	(107,711)	(3,667,228)	(10,087,527)
Class A1 Shares
Issued	–	–	–	–	–	–
Reinvested	–	–	–	–	240	12
Redeemed	–	–	–	–	(24,854)	(4,717)
Total Class A1 Shares	–	–	–	–	(24,614)	(4,705)
Class C Shares
Issued	257	6,862	268	2,638	–	–
Reinvested	514	492	43	11	–	–
Redeemed	(7,189)	(3,155)	–	–	–	–
Total Class C Shares	(6,418)	4,199	311	2,649	–	–
Institutional Service Class Shares
Issued	–	–	–	–	–	–
Reinvested	61	57	–	–	–	–
Redeemed	(2)	(2)	–	–	–	–
Total Institutional Service Class Shares	59	55	–	–	–	–
Institutional Class Shares
Issued	49,533	89,355	10,858,475	26,088,301	44,161,941	65,442,952
Reinvested	124,513	130,040	550,123	571,244	377,171	80,792
Redeemed	(845,859)	(616,659)	(32,819,086)	(12,297,198)	(67,415,367)	(79,028,435)
Total Institutional Class Shares	(671,813)	(397,264)	(21,410,488)	14,362,347	(22,876,255)	(13,504,691)
Total change in shares:	(712,630)	(465,369)	(21,954,017)	14,257,285	(26,568,097)	(23,596,923)

Amounts listed as “–” are 0 or round to 0.
See Notes to Financial Statements.
2022 Annual Report	69

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Debt Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$9.24	$0.58	$(2.80)	$ (2.22)	$ (0.62)	$ (0.62)	$ 6.40
Year Ended October 31, 2021	9.24	0.51	(0.13)	0.38	(0.38)	(0.38)	9.24
Year Ended October 31, 2020	9.72	0.43	(0.58)	(0.15)	(0.33)	(0.33)	9.24
Year Ended October 31, 2019	8.97	0.50	0.62	1.12	(0.37)	(0.37)	9.72
Year Ended October 31, 2018	10.27	0.47	(1.26)	(0.79)	(0.51)	(0.51)	8.97
Class C Shares
Year Ended October 31, 2022	9.25	0.46	(2.71)	(2.25)	(0.57)	(0.57)	6.43
Year Ended October 31, 2021	9.19	0.42	(0.08)	0.34	(0.28)	(0.28)	9.25
Year Ended October 31, 2020	9.69	0.36	(0.58)	(0.22)	(0.28)	(0.28)	9.19
Year Ended October 31, 2019	8.90	0.44	0.64	1.08	(0.29)	(0.29)	9.69
Year Ended October 31, 2018	10.22	0.43	(1.28)	(0.85)	(0.47)	(0.47)	8.90
Class R Shares
Year Ended October 31, 2022	9.19	0.48	(2.69)	(2.21)	(0.61)	(0.61)	6.37
Year Ended October 31, 2021	9.19	0.49	(0.13)	0.36	(0.36)	(0.36)	9.19
Year Ended October 31, 2020	9.69	0.39	(0.57)	(0.18)	(0.32)	(0.32)	9.19
Year Ended October 31, 2019	8.93	0.47	0.64	1.11	(0.35)	(0.35)	9.69
Year Ended October 31, 2018	10.25	0.46	(1.28)	(0.82)	(0.50)	(0.50)	8.93
Institutional Service Class Shares
Year Ended October 31, 2022	9.25	0.53	(2.71)	(2.18)	(0.66)	(0.66)	6.41
Year Ended October 31, 2021	9.25	0.55	(0.14)	0.41	(0.41)	(0.41)	9.25
Year Ended October 31, 2020	9.76	0.46	(0.59)	(0.13)	(0.38)	(0.38)	9.25
Year Ended October 31, 2019	8.99	0.53	0.65	1.18	(0.41)	(0.41)	9.76
Year Ended October 31, 2018	10.30	0.52	(1.28)	(0.76)	(0.55)	(0.55)	8.99
Institutional Class Shares
Year Ended October 31, 2022	9.26	0.54	(2.71)	(2.17)	(0.67)	(0.67)	6.42
Year Ended October 31, 2021	9.26	0.55	(0.14)	0.41	(0.41)	(0.41)	9.26
Year Ended October 31, 2020	9.76	0.46	(0.58)	(0.12)	(0.38)	(0.38)	9.26
Year Ended October 31, 2019	8.99	0.51	0.67	1.18	(0.41)	(0.41)	9.76
Year Ended October 31, 2018	10.29	0.52	(1.28)	(0.76)	(0.54)	(0.54)	8.99

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
See Notes to Financial Statements.
70	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Debt Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(25.31%)	$ 102	1.01%(e)	1.64%(e)	7.80%	63.97%
3.96%	227	1.02%(e)	1.51%(e)	5.34%	71.56%
(1.53%)	302	1.02%(e)	1.44%(e)	4.57%	63.45%
12.81%	852	1.07%	1.61%	5.37%	71.06%
(7.91%)	1,050	1.31%	1.93%	4.78%	56.02%

(25.64%)	10	1.66%(e)	2.53%(e)	5.98%	63.97%
3.54%	27	1.65%(e)	2.25%(e)	4.39%	71.56%
(2.34%)	141	1.65%(e)	2.16%(e)	3.90%	63.45%
12.36%	110	1.70%	2.31%	4.75%	71.06%
(8.58%)	304	1.90%	2.58%	4.52%	56.02%

(25.33%)(f)	2,239	1.32%(e)	1.95%(e)	6.35%	63.97%
3.74%	3,662	1.30%(e)	1.79%(e)	5.22%	71.56%
(1.94%)	3,572	1.30%(e)	1.72%(e)	4.28%	63.45%
12.69%	4,318	1.31%	1.85%	5.05%	71.06%
(8.25%)	3,826	1.55%	2.17%	4.79%	56.02%

(24.93%)	62	0.77%(e)	1.40%(e)	6.92%	63.97%
4.25%	83	0.77%(e)	1.26%(e)	5.75%	71.56%
(1.36%)	79	0.65%	1.07%	4.96%	63.45%
13.43%	24	0.68%	1.22%	5.66%	71.06%
(7.63%)	20	0.89%	1.52%	5.38%	56.02%

(24.81%)	22,451	0.66%(e)	1.30%(e)	7.05%	63.97%
4.32%	36,685	0.65%(e)	1.17%(e)	5.77%	71.56%
(1.29%)	48,312	0.65%(e)	1.10%(e)	4.95%	63.45%
13.40%	46,573	0.67%	1.25%	5.43%	71.06%
(7.58%)	18,720	0.90%	1.58%	5.41%	56.02%
2022 Annual Report	71

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Absolute Return Strategies Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$10.29	$(–)(e)	$(1.07)	$ (1.07)	$ (0.02)	$ (0.37)	$ (0.39)	$ 8.83
Year Ended October 31, 2021	10.29	(0.03)	0.05	0.02	(0.02)	–	(0.02)	10.29
Year Ended October 31, 2020	10.13	0.04	0.29	0.33	(0.17)	–	(0.17)	10.29
Year Ended October 31, 2019	10.41	0.17	0.25	0.42	(0.60)	(0.10)	(0.70)	10.13
Year Ended October 31, 2018	10.22	0.17	0.05	0.22	–	(0.03)	(0.03)	10.41
Class C Shares
Year Ended October 31, 2022	10.04	(0.06)	(1.04)	(1.10)	–	(0.37)	(0.37)	8.57
Year Ended October 31, 2021	10.10	(0.11)	0.06	(0.05)	(0.01)	–	(0.01)	10.04
Year Ended October 31, 2020	9.87	(0.07)	0.32	0.25	(0.02)	–	(0.02)	10.10
Year Ended October 31, 2019	10.09	0.10	0.24	0.34	(0.46)	(0.10)	(0.56)	9.87
Year Ended October 31, 2018	9.97	0.09	0.06	0.15	–	(0.03)	(0.03)	10.09
Institutional Service Class Shares
Year Ended October 31, 2022	10.36	0.02	(1.08)	(1.06)	(0.01)	(0.37)	(0.38)	8.92
Year Ended October 31, 2021	10.35	(0.02)	0.06	0.04	(0.03)	–	(0.03)	10.36
Year Ended October 31, 2020	10.20	0.06	0.29	0.35	(0.20)	–	(0.20)	10.35
Year Ended October 31, 2019	10.47	0.19	0.27	0.46	(0.63)	(0.10)	(0.73)	10.20
Year Ended October 31, 2018	10.26	0.18	0.06	0.24	–	(0.03)	(0.03)	10.47
Institutional Class Shares
Year Ended October 31, 2022	10.44	0.03	(1.07)	(1.04)	(0.03)	(0.37)	(0.40)	9.00
Year Ended October 31, 2021	10.43	(–)	0.05	0.05	(0.04)	–	(0.04)	10.44
Year Ended October 31, 2020	10.30	0.08	0.26	0.34	(0.21)	–	(0.21)	10.43
Year Ended October 31, 2019	10.55	0.20	0.27	0.47	(0.62)	(0.10)	(0.72)	10.30
Year Ended October 31, 2018	10.33	0.20	0.05	0.25	–	(0.03)	(0.03)	10.55

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Less than $0.005 per share.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Interest expense is less than 0.001%.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
72	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Absolute Return Strategies Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(10.81%)(f)	$ 13,569	1.04%	1.86%	(0.05%)	180.82%
0.18%	22,522	0.96%	2.93%	(0.31%)	424.59%
3.26%	1,078	0.97%(g)	2.52%(g)	0.35%	238.35%
4.41%	802	1.18%(g)	3.04%(g)	1.69%	53.05%
2.10%	1,119	1.12%(g)	2.79%(g)	1.60%	62.39%

(11.38%)(f)	41	1.65%	2.58%	(0.66%)	180.82%
(0.54%)	478	1.65%	3.73%	(1.07%)	424.59%
2.54%	664	1.66%(g)	3.30%(g)	(0.69%)	238.35%
3.68%	141	1.86%(g)	3.83%(g)	1.02%	53.05%
1.45%	277	1.85%(g)	3.65%(g)	0.86%	62.39%

(10.62%)(f)	5,153	0.78%	1.60%	0.23%	180.82%
0.33%(f)	6,929	0.78%	2.75%	(0.20%)	424.59%
3.45%(f)	8,148	0.80%(g)	2.35%(g)	0.62%	238.35%
4.72%	8,934	1.00%(g)	2.86%(g)	1.86%	53.05%
2.29%	9,768	0.96%(g)	2.63%(g)	1.75%	62.39%

(10.42%)(f)	22,843	0.65%	1.58%	0.26%	180.82%
0.46%	62,007	0.65%	2.65%	(0.04%)	424.59%
3.34%(f)	11,885	0.66%(g)	2.24%(g)	0.74%	238.35%
4.82%(f)	2,876	0.86%(g)	2.84%(g)	1.98%	53.05%
2.47%	5,521	0.85%(g)	2.70%(g)	1.94%	62.39%
2022 Annual Report	73

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global High Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$8.84	$0.38	$(1.63)	$ (1.25)	$ (0.41)	$ –	$ (0.41)	$ 7.18
Year Ended October 31, 2021	8.45	0.39	0.40	0.79	(0.40)	–	(0.40)	8.84
Year Ended October 31, 2020	8.71	0.40	(0.28)	0.12	(0.38)	–	(0.38)	8.45
Year Ended October 31, 2019	8.74	0.44	0.19	0.63	(0.58)	(0.08)	(0.66)	8.71
Year Ended October 31, 2018	9.23	0.50	(0.56)	(0.06)	(0.43)	–	(0.43)	8.74
Institutional Class Shares
Year Ended October 31, 2022	8.13	0.36	(1.48)	(1.12)	(0.44)	–	(0.44)	6.57
Year Ended October 31, 2021	7.81	0.38	0.37	0.75	(0.43)	–	(0.43)	8.13
Year Ended October 31, 2020	8.08	0.39	(0.25)	0.14	(0.41)	–	(0.41)	7.81
Year Ended October 31, 2019	8.16	0.43	0.17	0.60	(0.61)	(0.07)	(0.68)	8.08
Year Ended October 31, 2018	8.65	0.49	(0.53)	(0.04)	(0.45)	–	(0.45)	8.16

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
74	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global High Income Fund  (concluded)
	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (c)

(14.49%)	$ 61,410	1.00%	1.41%	4.73%	96.73%
9.46%	81,980	1.00%	1.40%	4.41%	98.16%
1.55%	87,358	1.00%(d)	1.45%(d)	4.76%	99.46%
7.65%	116,126	1.00%(d)	1.33%(d)	5.14%	98.17%
(0.66%)	131,219	1.00%(d)	1.22%(d)	5.56%	36.77%

(14.20%)	40,298	0.75%	1.11%	4.94%	96.73%
9.73%	55,335	0.75%	1.09%	4.65%	98.16%
1.86%	58,237	0.75%(d)	1.10%(d)	5.01%	99.46%
7.91%	101,888	0.75%(d)	1.05%(d)	5.39%	98.17%
(0.43%)	89,839	0.75%(d)	0.95%(d)	5.80%	36.77%
2022 Annual Report	75

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Intermediate Municipal Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$9.83	$0.24	$(1.33)	$ (1.09)	$ (0.24)	$ –	$ (0.24)	$ 8.50
Year Ended October 31, 2021	9.73	0.24	0.12	0.36	(0.24)	(0.02)	(0.26)	9.83
Year Ended October 31, 2020	9.92	0.26	(0.18)	0.08	(0.26)	(0.01)	(0.27)	9.73
Year Ended October 31, 2019	9.54	0.28	0.38	0.66	(0.28)	–(f)	(0.28)	9.92
Year Ended October 31, 2018	9.89	0.29	(0.35)	(0.06)	(0.29)	–	(0.29)	9.54
Class C Shares
Year Ended October 31, 2022	9.81	0.17	(1.32)	(1.15)	(0.17)	–	(0.17)	8.49
Year Ended October 31, 2021	9.71	0.16	0.12	0.28	(0.16)	(0.02)	(0.18)	9.81
Year Ended October 31, 2020	9.91	0.18	(0.19)	(0.01)	(0.18)	(0.01)	(0.19)	9.71
Year Ended October 31, 2019	9.52	0.21	0.39	0.60	(0.21)	–(f)	(0.21)	9.91
Year Ended October 31, 2018	9.87	0.21	(0.35)	(0.14)	(0.21)	–	(0.21)	9.52
Institutional Service Class Shares
Year Ended October 31, 2022	9.84	0.27	(1.34)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Year Ended October 31, 2019	9.54	0.30	0.40	0.70	(0.31)	–(f)	(0.31)	9.93
Year Ended October 31, 2018	9.89	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.54
Institutional Class Shares
Year Ended October 31, 2022	9.84	0.26	(1.33)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Year Ended October 31, 2019	9.55	0.30	0.39	0.69	(0.31)	–(f)	(0.31)	9.93
Year Ended October 31, 2018	9.90	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.55

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Interest expense is less than 0.001%.
(f)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
76	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Intermediate Municipal Income Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(11.24%)	$ 4,919	0.76%(e)	1.13%(e)	2.59%	20.98%
3.62%	6,028	0.76%	1.12%	2.38%	53.74%
0.83%	6,670	0.76%(e)	1.09%(e)	2.63%	55.63%
7.05%	7,526	0.76%(e)	1.16%(e)	2.84%	58.33%
(0.65%)	7,141	0.80%	1.08%	2.95%	14.38%

(11.82%)	217	1.50%(e)	1.91%(e)	1.83%	20.98%
2.87%	314	1.50%	1.88%	1.64%	53.74%
(0.01%)	270	1.50%(e)	1.87%(e)	1.89%	55.63%
6.39%	252	1.50%(e)	1.93%(e)	2.12%	58.33%
(1.39%)	279	1.55%	1.87%	2.20%	14.38%

(10.98%)	18	0.50%(e)	0.87%(e)	2.87%	20.98%
3.90%	20	0.50%	0.86%	2.64%	53.74%
1.09%	20	0.50%(e)	0.83%(e)	2.87%	55.63%
7.43%	19	0.50%(e)	0.90%(e)	3.10%	58.33%
(0.40%)	18	0.54%	0.82%	3.21%	14.38%

(10.99%)	41,587	0.50%(e)	0.88%(e)	2.84%	20.98%
3.90%	54,707	0.50%	0.87%	2.64%	53.74%
1.10%	58,015	0.50%(e)	0.84%(e)	2.89%	55.63%
7.32%	63,256	0.50%(e)	0.90%(e)	3.11%	58.33%
(0.39%)	65,428	0.54%	0.83%	3.21%	14.38%
2022 Annual Report	77

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$10.26	$0.22	$(1.20)	$ (0.98)	$ (0.23)	$ –	$ (0.23)	$ –	$ 9.05
Year Ended October 31, 2021	9.99	0.22	0.27	0.49	(0.22)	–	(0.22)	–	10.26
Year Ended October 31, 2020	10.25	0.29	(0.27)	0.02	(0.28)	–	(0.28)	–	9.99
Year Ended October 31, 2019	10.07	0.30	0.18	0.48	(0.30)	–	(0.30)	–	10.25
Year Ended October 31, 2018	10.24	0.31	(0.17)	0.14	(0.31)	–(f)	(0.31)	–(f)	10.07
Class C Shares
Year Ended October 31, 2022	10.27	0.15	(1.22)	(1.07)	(0.15)	–	(0.15)	–	9.05
Year Ended October 31, 2021(h)	10.13	0.12	0.14	0.26	(0.12)	–	(0.12)	–	10.27
Institutional Class Shares
Year Ended October 31, 2022	10.26	0.24	(1.20)	(0.96)	(0.25)	–	(0.25)	–	9.05
Year Ended October 31, 2021	9.99	0.24	0.27	0.51	(0.24)	–	(0.24)	–	10.26
Year Ended October 31, 2020	10.25	0.31	(0.26)	0.05	(0.31)	–	(0.31)	–	9.99
Year Ended October 31, 2019	10.07	0.32	0.18	0.50	(0.32)	–	(0.32)	–	10.25
Year Ended October 31, 2018	10.24	0.33	(0.16)	0.17	(0.34)	–(f)	(0.34)	–(f)	10.07

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to 0.03% for the year ended October 31, 2022. Includes interest expense that amounts to less than 0.01% for the year ended October 31, 2020. Includes interest expense that amounts to 0.01% for the year ended October 31, 2018.
(f)	Less than $0.005 per share.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from December 21, 2020 (commencement of operations) through October 31, 2021.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
78	2022 Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(9.71%)	$ 14,399	0.93%(e)	1.17%(e)	2.27%	57.98%
4.92%	21,907	0.90%	1.14%	2.14%	95.56%
0.25%	22,417	0.90%(e)	1.12%(e)	2.84%	149.01%
4.78%	27,577	0.90%	1.13%	2.96%	104.52%
1.42%	29,433	0.91%(e)	1.11%(e)	3.03%	86.19%

(10.47%)(g)	27	1.68%(e)	1.87%(e)	1.57%	57.98%
2.52%	27	1.65%	1.86%	1.33%	95.56%

(9.48%)	180,805	0.68%(e)	0.90%(e)	2.49%	57.98%
5.18%	424,689	0.65%	0.88%	2.37%	95.56%
0.51%	270,153	0.65%(e)	0.87%(e)	3.07%	149.01%
5.05%	229,716	0.65%	0.90%	3.19%	104.52%
1.67%	177,810	0.66%(e)	0.87%(e)	3.27%	86.19%
2022 Annual Report	79

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2022	$10.09	$0.05(d)	$(0.02)	$ 0.03	$ (0.06)	$ (0.06)	$ –	$ 10.06
Year Ended October 31, 2021	10.09	–(d)(f)	(–)(f)	(–)(f)	–(f)	–(f)	–	10.09
Year Ended October 31, 2020	10.10	0.07(d)	–(f)	0.07	(0.08)	(0.08)	–	10.09
Year Ended October 31, 2019	10.09	0.13(d)	0.01	0.14	(0.13)	(0.13)	–	10.10
Year Ended October 31, 2018	10.09	0.11(d)	–	0.11	(0.11)	(0.11)	–(f)	10.09
Class A1 Shares
Year Ended October 31, 2022	10.10	0.05(d)	(0.03)	0.02	(0.06)	(0.06)	–	10.06
Year Ended October 31, 2021	10.10	–(d)(f)	(–)(f)	(–)(f)	–(f)	–(f)	–	10.10
Year Ended October 31, 2020	10.10	0.03(d)	0.05	0.08	(0.08)	(0.08)	–	10.10
Year Ended October 31, 2019(g)	10.10	0.08	–(f)	0.08	(0.08)	(0.08)	–	10.10
Institutional Class Shares
Year Ended October 31, 2022	10.04	0.07(d)	(0.03)	0.04	(0.08)	(0.08)	–	10.00
Year Ended October 31, 2021	10.03	0.01(d)	0.01	0.02	(0.01)	(0.01)	–	10.04
Year Ended October 31, 2020	10.04	0.10(d)	(0.01)	0.09	(0.10)	(0.10)	–	10.03
Year Ended October 31, 2019	10.04	0.15(d)	–	0.15	(0.15)	(0.15)	–	10.04
Year Ended October 31, 2018	10.04	0.130(d)	–	0.13	(0.13)	(0.13)	–(f)	10.04

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income/(loss) is based on average shares outstanding during the period.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	For the period from February 28, 2019 (commencement of operations) through October 31, 2019.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
80	2022 Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund  (concluded)
	Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (c)

0.30%	$ 123,920	0.60%(e)	0.95%(e)	0.52%	320.87%
0.02%	161,362	0.54%(e)	0.96%(e)	0.02%	261.23%
0.69%	263,068	0.70%(e)	0.94%(e)	0.72%	299.40%
1.36%	204,501	0.70%	0.95%	1.25%	231.49%
1.09%	223,255	0.70%	0.92%	1.08%	177.63%

0.20%	261	0.60%(e)	0.89%(e)	0.52%	320.87%
0.02%	510	0.54%(e)	0.89%(e)	0.02%	261.23%
0.79%	558	0.70%(e)	0.90%(e)	0.34%	299.40%
0.81%	35	0.70%	0.94%	1.13%	231.49%

0.37%	561,780	0.44%(e)	0.71%(e)	0.71%	320.87%
0.21%	793,264	0.45%(e)	0.71%(e)	0.11%	261.23%
0.94%	928,424	0.45%(e)	0.71%(e)	0.98%	299.40%
1.51%	680,881	0.45%	0.72%	1.50%	231.49%
1.34%	802,312	0.45%	0.67%	1.32%	177.63%

2022 Annual Report	81

Notes to Financial Statements
October 31, 2022

1.  Organization
abrdn Funds (formerly, Aberdeen Funds) (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2022, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2022, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the six (6) funds listed below (each a “Fund”; collectively, the “Funds”):
•	abrdn Emerging Markets Debt Fund (formerly, Aberdeen Emerging Markets Debt Fund) (“Emerging Markets Debt Fund”)
•	abrdn Global Absolute Return Strategies Fund (formerly, Aberdeen Global Absolute Return Strategies Fund) (“Global Absolute Return Strategies Fund”)
•	abrdn Global High Income Fund (formerly, Aberdeen Global High Income Fund) ("Global High Income Fund")
•	abrdn Intermediate Municipal Income Fund (formerly, Aberdeen Intermediate Municipal Income Fund) ("Intermediate Municipal Income Fund")
•	abrdn Short Duration High Yield Municipal Fund (formerly, Aberdeen Short Duration High Yield Municipal Fund) ("Short Duration High Yield Municipal Fund")
•	abrdn Ultra Short Municipal Income Fund (formerly, Aberdeen Ultra Short Municipal Income Fund) ("Ultra Short Municipal Income Fund")
2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") designated abrdn Inc. ("abrdn" or the "Adviser") as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
82	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Registered investment companies are valued at their NAV as reported by such company. Generally, these investment types are categorized as Level 1 investments.
Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
2022 Annual Report	83

Notes to Financial Statements  (continued)
October 31, 2022

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.
The following is a summary of the inputs used as of October 31, 2022 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Emerging Markets Debt Fund
Assets
Investments in Securities
Corporate Bonds	$–	$6,580,262	$–	$6,580,262
Government Bonds	–	17,032,040	–	17,032,040
Warrants	–	–	–	–
Total Investments	$–	$23,612,302	$–	$23,612,302
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$56,132	$–	$56,132
Total Assets	$–	$23,668,434	$–	$23,668,434
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(76,231)	$–	$(76,231)
Total Liabilities	$–	$(76,231)	$–	$(76,231)
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Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Global Absolute Return Strategies Fund
Assets
Investments in Securities
Common Stocks	$6,008,644	$1,564,798	$–	$7,573,442
Government Bonds	–	14,927,363	–	14,927,363
Short-Term Investments	1,352,597	14,686,401	–	16,038,998
Total Investments	$7,361,241	$31,178,562	$–	$38,539,803
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts	$–	$64,074	$–	$64,074
Centrally Cleared Interest Rate Swap Agreements	–	918,216	–	918,216
Foreign Currency Exchange Contracts	–	2,378,668	–	2,378,668
Futures Contracts	462,412	–	–	462,412
Over the Counter Total Return Swaps	–	231,673	–	231,673
Total Other Financial Instruments	$462,412	$3,592,631	$–	$4,055,043
Total Assets	$7,823,653	$34,771,193	$–	$42,594,846
Liabilities
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts	$–	$32,213	$–	$32,213
Centrally Cleared Interest Rate Swap Agreements	–	(1,139,626)	–	(1,139,626)
Foreign Currency Exchange Contracts	–	(1,392,028)	–	(1,392,028)
Futures Contracts	(363,869)	–	–	(363,869)
Over the Counter Total Return Swaps	–	(117,906)	–	(117,906)
Total Liabilities	$(363,869)	$(2,617,347)	$–	$(2,981,216)
Global High Income Fund
Assets
Investments in Securities
Corporate Bonds	$–	$91,045,483	$–	$91,045,483
Exchange-Traded Funds	5,058,593	–	–	5,058,593
Short-Term Investment	14,966,734	–	–	14,966,734
Total Investments	$20,025,327	$91,045,483	$–	$111,070,810
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$6,287	$–	$6,287
Total Assets	$20,025,327	$91,051,770	$–	$111,077,097
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(335,428)	$–	$(335,428)
Total Liabilities	$–	$(335,428)	$–	$(335,428)
2022 Annual Report	85

Notes to Financial Statements  (continued)
October 31, 2022

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Intermediate Municipal Income Fund
Assets
Investments in Securities
Municipal Bonds	$–	$45,965,141	$–	$45,965,141
Short-Term Investment	128,379	–	–	128,379
Total Investments	$128,379	$45,965,141	$–	$46,093,520
Total Assets	$128,379	$45,965,141	$–	$46,093,520
Short Duration High Yield Municipal Fund
Assets
Investments in Securities
Municipal Bonds	$–	$192,683,294	$–	$192,683,294
Total Investments	$–	$192,683,294	$–	$192,683,294
Total Assets	$–	$192,683,294	$–	$192,683,294
Ultra Short Municipal Income Fund
Assets
Investments in Securities
Municipal Bonds	$–	$699,895,475	$–	$699,895,475
Short-Term Investments	95,523	20,000,000	–	20,095,523
Total Investments	$95,523	$719,895,475	$–	$719,990,998
Total Assets	$95,523	$719,895,475	$–	$719,990,998
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended October 31, 2022, there were no significant changes to the fair valuation methodologies. Level 3 investments held by each of the Emerging Markets Debt Fund, Global High Income Fund and Short Duration High Yield Municipal Fund at the beginning, during and at the end of the fiscal year in relation to net assets were not significant (0.00% of total net assets) and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2022 is not presented.
b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments within the Statements of Operations.
d.	Derivative Financial Instruments:
Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under
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October 31, 2022

the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Funds' currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year ended October 31, 2022, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Futures Contracts
Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as "initial margin". Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.
A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.
There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund's investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price
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Notes to Financial Statements  (continued)
October 31, 2022

of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.
For the fiscal year ended October 31, 2022, the Global Absolute Return Strategies Fund invested in futures for both investment and hedging purposes.
Options
Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.
For the fiscal year ended October 31, 2022, the Global Absolute Return Strategies Fund invested in options for both investment and hedging purposes.
Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.
Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.
Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.
Interest Rate Swaps
A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of
88	2022 Annual Report

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October 31, 2022

interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.
During the fiscal year ended October 31, 2022, the Global Absolute Return Strategies Fund held interest rate swaps to implement investment views and hedge interest rate risk.
Credit Default Swaps
A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.
During the fiscal year ended October 31, 2022, the Global Absolute Return Strategies Fund held credit default swaps to implement investment views and hedge the Fund’s exposure to the credit market.
Summary of Derivative Instruments
Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2022:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Emerging Markets Debt Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$56,132	$–	$–	$–	$56,132
Total	$–	$56,132	$–	$–	$–	$56,132
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$76,231	$–	$–	$–	$76,231
Total	$–	$76,231	$–	$–	$–	$76,231
Global Absolute Return Strategies Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$2,378,668	$–	$–	$–	$2,378,668
Futures Contracts	–	–	–	462,412*	–	462,412
Swap Contracts	654,219*	–	163,300*	231,673	–	1,049,192
Total	$654,219	$2,378,668	$163,300	$694,085	$–	$3,890,272
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$1,392,028	$–	$–	$–	$1,392,028
Futures Contracts	359,911*	–	–	3,958*	–	363,869
Swap Contracts	1,000,612*	–	177,653*	117,906	–	1,296,171
Total	$1,360,523	$1,392,028	$177,653	$121,864	$–	$3,052,068
2022 Annual Report	89

Notes to Financial Statements  (continued)
October 31, 2022

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Global High Income Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$6,287	$–	$–	$–	$6,287
Total	$–	$6,287	$–	$–	$–	$6,287
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$335,428	$–	$–	$–	$335,428
Total	$–	$335,428	$–	$–	$–	$335,428
Amounts listed as “–” are $0 or round to $0.
*	The values shown reflect unrealized appreciation/(depreciation) and the values shown on the Statement of Assets and Liabilities reflect variation margin.
Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2022 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Emerging Markets Debt Fund
Foreign Currency Exchange Contracts(3)
Deutsche Bank AG	$–	$–	$–	$–	$1,396	$–	$–	$1,396
Morgan Stanley & Co.	4,802	(2,845)	–	1,957	2,845	(2,845)	–	–
Royal Bank of Canada	–	–	–	–	30,313	–	–	30,313
UBS AG	51,330	(41,677)	(9,653)	–	41,677	(41,677)	–	–
Amounts listed as “–” are $0 or round to $0.
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October 31, 2022

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Global Absolute Return Strategies Fund
Foreign Currency Exchange Contracts(3)
Barclays Bank plc	$159,095	$(57,928)	$–	$101,167	$57,928	$(57,928)	$–	$–
Citibank N.A.	199,396	(60,512)	–	138,884	60,512	(60,512)	–	–
Goldman Sachs & Co.	133,020	(29,129)	–	103,891	29,129	(29,129)	–	–
HSBC Bank plc	455,968	(225,947)	–	230,021	225,947	(225,947)	–	–
JPMorgan Chase Bank N.A.	20,942	(20,942)	–	–	275,933	(20,942)	–	254,991
Morgan Stanley & Co.	1,118,427	(259,646)	–	858,781	259,646	(259,646)	–	–
UBS AG	291,820	(291,820)	–	–	482,933	(291,820)	–	191,113
Over the Counter Total Return Swaps(3)
Citibank N.A.	11,471	–	–	11,471	–	–	–	–
Goldman Sachs & Co.	220,202	(117,906)	–	102,296	117,906	(117,906)	–	–
Amounts listed as “–” are $0 or round to $0.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Global High Income Fund
Foreign Currency Exchange Contracts(3)
JPMorgan Chase Bank N.A.	$183	$–	$–	$183	$–	$–	$–	$–
Morgan Stanley & Co.	6,104	(6,104)	–	–	135,658	(6,104)	–	129,554
Royal Bank of Canada	–	–	–	–	2,056	–	–	2,056
UBS AG	–	–	–	–	197,714	–	–	197,714
Amounts listed as “–” are $0 or round to $0.
(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
(3)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
2022 Annual Report	91

Notes to Financial Statements  (continued)
October 31, 2022

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended October 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Emerging Markets Debt Fund
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Forward Currency Contracts	$–	$481,202	$–	$–	$–	$481,202
Total	$–	$481,202	$–	$–	$–	$481,202
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Forward Currency Contracts	$–	$(131,810)	$–	$–	$–	$(131,810)
Total	$–	$(131,810)	$–	$–	$–	$(131,810)
Global Absolute Return Strategies Fund
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Purchased Options	$–	$–	$–	$(1,226,808)	$–	$(1,226,808)
Futures Contracts	(990,400)	–	–	1,445,039	–	454,639
Forward Currency Contracts	–	1,623,731	–	–	–	1,623,731
Swap Contracts	(3,294,912)	–	(498,724)	(2,141,892)	–	(5,935,528)
Written Options	–	–	–	1,214,188	–	1,214,188
Written Swaption Contracts	(686,440)	–	–	–	–	(686,440)
Total	$(4,971,752)	$1,623,731	$(498,724)	$(709,473)	$–	$(4,556,218)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Futures Contracts	$(359,911)	$–	$–	$(144,955)	$–	$(504,866)
Forward Currency Contracts	–	851,249	–	–	–	851,249
Swap Contracts	1,068,059	–	(150,215)	145,429	–	1,063,273
Written Options	–	–	–	(40,287)	–	(40,287)
Total	$708,148	$851,249	$(150,215)	$(39,813)	$–	$1,369,369
Global High Income Fund
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on:
Forward Currency Contracts	$–	$3,840,593	$–	$–	$–	$3,840,593
Total	$–	$3,840,593	$–	$–	$–	$3,840,593
92	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of:
Forward Currency Contracts	$–	$(248,330)	$–	$–	$–	$(248,330)
Total	$–	$(248,330)	$–	$–	$–	$(248,330)
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2022. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2022.
Derivative	Average Notional Value
Emerging Markets Debt Fund
Foreign Currency Contracts Purchased	$1,765,876
Foreign Currency Contracts Sold	$7,408,539
Global Absolute Return Strategies Fund
Purchased Options Contracts	$327,791
Long Futures Contracts	$16,378,682
Short Futures Contracts	$17,475,005
Written Options Contracts	$588,319
Swap Contracts at Notional Amount	$213,872,869
Foreign Cross Currency Contracts	$9,926,193
Foreign Currency Contracts Purchased	$43,128,228
Foreign Currency Contracts Sold	$66,638,998
Global High Income Fund
Foreign Currency Contracts Purchased	$2,326,111
Foreign Currency Contracts Sold	$22,912,343
e.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
f.	Distributions:
Distributions from net investment income, if any, are declared and paid quarterly for the Emerging Markets Debt Fund. Distributions from net investment income, if any, are declared daily and paid monthly for the Short Duration High Yield Municipal Fund, the Intermediate Municipal Income Fund and the Ultra Short Municipal Income Fund. Distributions from net investment income, if any, are declared and paid monthly for the Global High Income Fund and annually for the Global Absolute Return Strategies Fund. The Funds will also declare and pay distributions at
2022 Annual Report	93

Notes to Financial Statements  (continued)
October 31, 2022

least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.
g.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.
Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.
h.	Foreign Withholding Tax:
Interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, the Funds may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
i.	Securities Lending
Through an agreement with Securities Finance Trust Company as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.
Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.
The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.
94	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

At October 31, 2022, the market value of loaned securities and collateral received were as follows:

	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Global High Income Fund	$2,282,069	$ 2,349,816	$–
Amounts listed as “–” are $0 or round to $0.
3.  Agreements and Transactions with Affiliates
a.	Investment Adviser
Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.
For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Emerging Markets Debt Fund	Up to $500 million	0.600%
	On $500 million and more	0.550%
Global Absolute Return Strategies Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Global High Income Fund	Up to $5 billion	0.650%
	$5 billion up to $7.5 billion	0.630%
	$7.5 billion up to $10 billion	0.600%
	$10 billion and more	0.590%
Intermediate Municipal Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Short Duration High Yield Municipal Fund	Up to $250 million	0.650%
	On $250 million and more	0.600%
Ultra Short Municipal Income Fund	Up to $2.5 billion	0.500%
	On $2.5 billion and more	0.450%
The Adviser has engaged the services of affiliate abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) (on behalf of Emerging Markets Debt Fund and Global Absolute Return Strategies Fund) as subadviser (the “Subadviser”) pursuant to subadvisory agreements. The Subadviser manages a portion of the applicable Fund’s investments and have the responsibility for making all investment decisions for the portion of such Fund’s assets they manage. Pursuant to the subadvisory agreement, the Adviser pays fees to the Subadviser, if any.
The Trust and abrdn have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund this contractual limitation may not be terminated before February 28, 2023 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For each Fund except the Global High Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Global High Income Fund excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses and Rule 12b-1 fees for Class A shares and extraordinary expenses. The Expense Limitation Agreements with respect to the
2022 Annual Report	95

Notes to Financial Statements  (continued)
October 31, 2022

Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund exclude certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.
Fund	Limit
Emerging Markets Debt Fund	0.65%
Global Absolute Return Strategies Fund	0.65%
Global High Income Fund	0.75%
Intermediate Municipal Income Fund	0.50%

Fund	Class A Limit	Class A1 Limit	Class C Limit	Institutional Class Limit
Short Duration High Yield Municipal Fund	0.90%	–	1.65%	0.65%
Ultra Short Municipal Income Fund	0.70%	0.70%	–	0.45%
Amounts listed as “–” are $0 or round to $0.
abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
As of October 31, 2022, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to abrdn for each Fund, based on expenses reimbursed by abrdn would be:
Fund	Amount Fiscal Year 2020 (Expires 10/31/23)	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Total*
Emerging Markets Debt Fund	$229,300	$233,540	$201,245	$664,085
Global Absolute Return Strategies Fund	347,710	540,814	507,424	1,395,948
Global High Income Fund	698,958	562,810	439,426	1,701,194
Intermediate Municipal Income Fund	233,940	233,143	206,321	673,404
Short Duration High Yield Municipal Fund	582,868	812,551	760,410	2,155,829
Ultra Short Municipal Income Fund	2,517,221	2,920,672	2,289,342	7,727,235

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
In accordance with the Funds’ Expense Limitation Agreements and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2022, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.
In addition, the Trust and abrdn have entered into a Voluntary Expense Limitation and Reimbursement Agreement (“Voluntary Expense Limitation”) pursuant to which abrdn has agreed to pay, waive or absorb the ordinary operating expenses of any class of the Ultra Short Municipal Income Fund (including 12b-1 fees, administrative services fees and other class-specific expenses, but excluding advisory fees, custody fees, interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all other fund-level expenses), on each day for which a distribution is to be declared to the extent possible and necessary to ensure that the amount declared and ultimately distributed is not less than an annualized rate of 2 basis points, calculated on a daily basis for that class on that day. This Voluntary Expense Limitation may be terminated at any time upon notice by abrdn. The Voluntary Expense Limitation is not subject to recoupment and the Ultra Short Municipal Income Fund shall not reimburse any fees waived under the Voluntary Expense Limitation.
96	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

b.	Fund Administration
Under the terms of the Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays abrdn an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with abrdn, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. abrdn pays State Street for providing such services.
c.	Distributor and Shareholder Servicing
The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.
The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class A1 Shares	Class C Shares(a)	Class R Shares(a)
Emerging Markets Debt Fund	0.25%	–	1.00%	0.50%
Global Absolute Return Strategies Fund	0.25%	–	1.00%	–
Global High Income Fund	0.25%	–	–	–
Intermediate Municipal Income Fund	0.25%	–	1.00%	–
Short Duration High Yield Municipal Fund	0.25%	–	1.00%	–
Ultra Short Municipal Income Fund	0.25%	0.25%	–	–
Amounts listed as “–” are 0% or round to 0%.
(a)	0.25% of which is service fees.
The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.
The Distributor re-allows to dealer 2.50% of sales charges on Class A shares of the Emerging Markets Debt Fund, Global Absolute Return Strategies Fund and Global High Income Fund; 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; and 0.50% of sales charges on Class A1 of the Ultra Short Municipal Income Fund. In addition, the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the fiscal year ended October 31, 2022 was as follows:
Fund	Commissions Retained from Front-End Sales Charges of Class A and Class A1 Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A and Class A1) Shares
Emerging Markets Debt Fund	$–	$–
Global Absolute Return Strategies Fund	131	–
Global High Income Fund	21,970	–
Intermediate Municipal Income Fund	36	261
2022 Annual Report	97

Notes to Financial Statements  (continued)
October 31, 2022

Fund	Commissions Retained from Front-End Sales Charges of Class A and Class A1 Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A and Class A1) Shares
Short Duration High Yield Municipal Fund	$–	$8,280
Ultra Short Municipal Income Fund	–	–
Total Retained	$22,137	$ 8,541
Amounts listed as “–” are $0 or round to $0.
d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual sub-transfer agent and administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2023, the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly and not pursuant to an Administrative Services Plan.
The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2022 was as follows:

Fund	Class A	Class A1	Class C	Class R	Institutional Service	Institutional
Emerging Markets Debt Fund	$173	$–	$51	$4,440	$80	$2,325
Global Absolute Return Strategies Fund	23,372	–	529	–	7,531	39,677
Global High Income Fund	88,611	–	–	–	–	31,128
Intermediate Municipal Income Fund	737	–	92	–	–	4,424
Short Duration High Yield Municipal Fund	11,225	–	5	–	–	168,886
Ultra Short Municipal Income Fund	89,176	22	–	–	–	487,352
Amounts listed as “–” are $0 or round to $0.
e.	Purchase/Sale Transactions Between Affiliates
The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2022, the Intermediate Municipal Income Fund engaged in purchases of securities pursuant to Rule 17a-7 for the amount of $1,000,978. During the year ended October 31, 2022, the Short Duration High Yield Municipal Fund engaged in sales of securities pursuant to Rule 17a-7 for the amount of $1,000,978. No other Funds engaged in these trades.
98	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

4.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2022, were as follows:
Fund	Purchase	Sales
Emerging Markets Debt Fund	$18,867,645	$22,721,188
Global Absolute Return Strategies Fund	16,818,303	10,752,847
Global High Income Fund	105,432,198	114,178,155
Intermediate Municipal Income Fund	11,183,996	16,141,677
Short Duration High Yield Municipal Fund	197,037,665	406,936,743
Ultra Short Municipal Income Fund	2,387,435,799	2,564,973,944
5.  Portfolio Investment Risks
a.	Absolute Return Strategy Risk
The Global Absolute Return Strategies Fund is subject to risks related to its absolute return strategy. Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund’s objective will be achieved.
b.	Asset-Backed Securities Risk
The Global High Income Fund may buy or sell asset-backed securities. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.
c.	Bank Loan Risk
The Global High Income Fund may buy or sell bank loans. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns.
d.	Credit Default Swap Risk
The Global Absolute Return Strategies Fund and Global High Income Fund may buy or sell credit default swaps. Credit default swap contracts, a type of derivative instrument, particularly selling credit default swaps, involve special risks and may result in losses to the Funds.
e.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
f.	Derivatives Risk (including Options, Futures and Swaps)
Certain Funds are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
2022 Annual Report	99

Notes to Financial Statements  (continued)
October 31, 2022

Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.
Other Derivatives Risks. Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
g.	Emerging Markets Risk
The risks of investing in emerging markets countries are a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
h.	Equity Securities Risk
The Global Absolute Return Strategies Fund and Global High Income Fund may invest in equity securities. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
i.	Fixed Income Securities Risk
Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
j.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
k.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.
100	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

l.	High-Yield Bonds and Other Lower-Rated Securities Risk
A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
m.	Illiquid Securities Risk
Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
n.	Impact of Large Redemptions and Purchases of Fund Shares
Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.
o.	Interest Rate Risk
Each Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in each Fund’s net assets. Each Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
p.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
q.	LIBOR Risk
The Funds are subject to the risk that potential changes related to the use of the London Interbank Offered Rate (“LIBOR”) could adversely affect financial instruments that reference LIBOR as a benchmark interest rate. While some instruments may contemplate a scenario when LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments provide for an alternative rate, and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR, especially those that do not have fallback provisions.
r.	Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
2022 Annual Report	101

Notes to Financial Statements  (continued)
October 31, 2022

s.	Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies and new monetary programs. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
In addition, as noted above, uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries.
Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that abrdn, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for abrdn and its subsidiaries, including those providing services to the Funds. abrdn has a detailed contingency plan in place to seek to manage the consequences of Brexit on the Funds and to avoid the effect of any disruption on the Funds and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Funds will not be adversely impacted by Brexit despite these preparations.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. The illness caused by a novel coronavirus (COVID-19) has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Funds’ investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries
102	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

and individual issuers, including the Funds, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. In addition, as described above under “Foreign Securities Risk,” the ongoing military conflict between Russia and Ukraine may continue to result in significant negative impacts on the markets for certain securities and commodities globally, in addition to fluctuating pricing and liquidity of investments. These factors could have a significant impact on Fund performance and the value of the Funds’ investments. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time.
t.	Municipal Securities Risk
The Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund (the “Municipal Funds”) are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.
Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk. From time to time a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
New York State-Specific Risk. To the extent the Short Duration High Yield Municipal Fund invests a substantial amount of its assets in New York municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.
u.	Non-Diversified Fund Risk
The Emerging Market Debt Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.
v.	Non-Hedging Foreign Currency Trading Risk
Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to certain Funds.
w.	Portfolio Turnover Risk
Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
x.	Private Placements and Other Restricted Securities Risk
The Emerging Markets Debt Fund, Global High Income Fund and Short Duration High Yield Municipal Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
2022 Annual Report	103

Notes to Financial Statements  (continued)
October 31, 2022

y.	Puerto Rico and U.S. Territories Risk
The Short Duration High Yield Municipal Fund is subject to Puerto Rico and U.S. territories risk to the extent that it invests in municipal obligations of such territories. Certain municipal issuers in Puerto Rico have experienced financial difficulties over recent years, leading certain issuers, including the Commonwealth, to default on debt obligations. These financial difficulties have been exacerbated by the impact of geological and severe weather events, as well as public health emergencies. Puerto Rico’s ongoing financial difficulties could potentially lead to worsening liquidity for its bonds and wider spreads, and consequently may affect the Fund’s performance to the extent it invests in Puerto Rican municipal securities. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund’s investments and its performance.
z.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of a Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets as well as cyber-attacks.
aa.	Sovereign Debt Risk
The Emerging Markets Debt Fund, Global Absolute Return Strategies Fund and Global High Income Fund are subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.
bb.	Tender Option Bonds Risk
The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
cc.	Tobacco Related Bonds Risk
The Short Duration High Yield Municipal Fund is subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
dd.	U.S. Government Securities Risk
Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of a Fund’s shares.
ee.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed
104	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
ff.	Variable and Floating Rate Securities Risk
Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
gg.	Yield Risk
The Ultra Short Municipal Income Fund is subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
Please read the Funds' prospectus for more detailed information regarding these and other risks.
6.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
7.  Tax Information
As of October 31, 2022, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Debt Fund	$34,079,412	$35,457	$(10,502,567)	$(10,467,110)
Global Absolute Return Strategies Fund	39,616,832	2,980,348	(4,642,600)	(1,662,252)
Global High Income Fund	127,879,938	231,016	(17,040,144)	(16,809,128)
Intermediate Municipal Income Fund	49,385,994	381,150	(3,673,624)	(3,292,474)
Short Duration High Yield Municipal Fund	213,625,484	36,028	(20,978,218)	(20,942,190)
Ultra Short Municipal Income Fund	721,516,243	70,187	(1,595,432)	(1,525,245)
2022 Annual Report	105

Notes to Financial Statements  (continued)
October 31, 2022

The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Emerging Markets Debt Fund	$2,708,278	$–	$2,708,278	$–	$2,708,278
Global Absolute Return Strategies Fund	2,028,333	690,096	2,718,429	–	2,718,429
Global High Income Fund	6,228,214	–	6,228,214	–	6,228,214
Intermediate Municipal Income Fund	6,021	–	6,021	1,511,748	1,517,769
Short Duration High Yield Municipal Fund	39,887	–	39,887	8,501,509	8,541,396
Ultra Short Municipal Income Fund	2,830	–	2,830	5,433,373	5,436,203
Amounts listed as “–” are $0 or round to $0.
The tax character of distributions paid during the fiscal year ended October 31, 2021 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Emerging Markets Debt Fund	$1,902,067	$–	$1,902,067	$–	$1,902,067
Global Absolute Return Strategies Fund	67,951	–	67,951	–	67,951
Global High Income Fund	7,232,532	–	7,232,532	–	7,232,532
Intermediate Municipal Income Fund	5,646	111,156	116,802	1,657,068	1,773,870
Short Duration High Yield Municipal Fund	45,798	–	45,798	8,245,012	8,290,810
Ultra Short Municipal Income Fund	3,774	–	3,774	989,127	992,901
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2022, the components of accumulated earnings on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Emerging Markets Debt Fund	$–	$1,501,064	$–	$–	$–	$–	$(579,427)	$(10,443,892)	$(8,190,134)	$(17,712,389)
Global Absolute Return Strategies Fund	$–	$–	$–	$–	$–	$–	$–	$(1,125,254)	$(5,143,117)	(6,268,371)
Global High Income Fund	–	2,816,485	–	–	–	–	(89,177)	(17,188,771)	(241,793,016)	(256,254,479)
Intermediate Municipal Income Fund	–	–	–	–	–	–	(4,063)	(3,292,472)	(578,620)	(3,875,155)
Short Duration High Yield Municipal Fund	248,290	–	–	–	–	–	(140,671)	(20,942,190)	(23,084,133)	(43,918,704)
Ultra Short Municipal Income Fund	57,234	–	–	–	–	–	(42,876)	(1,525,243)	(1,751,983)	(3,262,868)
Amounts listed as “–” are $0 or round to $0.
106	2022 Annual Report

Notes to Financial Statements  (continued)
October 31, 2022

*	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to tax deferral of losses on wash sales.
**	As of October 31, 2022, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.
As of October 31, 2022, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.
Fund	Amounts	Expires
Emerging Markets Debt Fund	$3,066,215	Unlimited (Short-Term)
Emerging Markets Debt Fund	5,123,919	Unlimited (Long-Term)
Global Absolute Return Strategies Fund	5,143,117	Unlimited (Short-Term)
Global High Income Fund	56,034,813	Unlimited (Short-Term)
Global High Income Fund	185,758,203	Unlimited (Long-Term)
Intermediate Municipal Income Fund	272,610	Unlimited (Short-Term)
Intermediate Municipal Income Fund	306,010	Unlimited (Long-Term)
Short Duration High Yield Municipal Fund	12,689,468	Unlimited (Short-Term)
Short Duration High Yield Municipal Fund	10,394,665	Unlimited (Long-Term)
Ultra Short Municipal Income Fund	1,751,983	Unlimited (Short-Term)
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses, distributions in excess of income, net operating loss and swap transactions.  These reclassifications have no effect on net assets or net asset values per share.
Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Global Absolute Return Strategies Fund	$(1,203,747)	$1,203,747
Intermediate Municipal Income Fund	(1,055)	1,055
8.  Significant Shareholders
As of October 31, 2022, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:
Fund	Record Ownership %	Number of Account Owners
Emerging Markets Debt Fund	93.1%	2
Global Absolute Return Strategies Fund	45.0	5
Global High Income Fund	46.0	5
Intermediate Municipal Income Fund	54.4	1
Short Duration High Yield Municipal Fund	43.6	4
Ultra Short Municipal Income Fund	75.8	5
9.  Line of Credit
The Trust, on behalf of each of the funds of the Trust ( including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.
Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month LIBOR as in effect on such day, or (b) the Overnight Bank
2022 Annual Report	107

Notes to Financial Statements  (concluded)
October 31, 2022

Funding Rate on such date, plus, in each case, 10 basis points, plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2022, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the  fiscal year ended October 31, 2022
Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Emerging Markets Debt Fund	712,174	3.19%	26
Global High Income Fund	1,931,272	2.00%	9
Intermediate Municipal Income Fund	552,789	2.09%	10
Short Duration High Yield Municipal Fund	7,600,897	3.04%	139
Ultra Short Municipal Income Fund	1,828,272	4.38%	30
10.  Subsequent Events
On December 14, 2022, the Board of Trustees approved a plan of liquidation for the abrdn Emerging Markets Debt Fund. The liquidation is expected to occur on or around February 17, 2023.
On December 14, 2022, the Board of Trustees approved the adoption of a conversion feature for Class C of the abrdn Global Absolute Return Strategies Fund (the “Original Share Class”). Under the relevant conversion feature, effective after the close of business on February 27, 2023 (the “Conversion Date”), all of the issued and outstanding shares of the Original Share Class will be converted into shares of Class A of the Fund (the “New Share Class”). The share class conversion will be effected on the basis of the relative net asset values of the share class without the imposition of a sales charge. Based on the Fund's fiscal year ended October 31, 2022, the New Share Class has lower gross and net total expense ratios than the Original Share Class.
108	2022 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
abrdn Funds:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of abrdn Emerging Markets Debt Fund (formerly, Aberdeen Emerging Markets Debt Fund), abrdn Global Absolute Return Strategies Fund (formerly, Aberdeen Global Absolute Return Strategies Fund), abrdn Global High Income Fund (formerly, Aberdeen Global High Income Fund), abrdn Intermediate Municipal Income Fund (formerly, Aberdeen Intermediate Municipal Income Fund), abrdn Short Duration High Yield Municipal Fund (formerly, Aberdeen Short Duration High Yield Municipal Fund), and abrdn Ultra Short Municipal Income Fund (formerly, Aberdeen Ultra Short Municipal Income Fund), six of the funds comprising abrdn Funds (each, a Fund and collectively, the Funds), including the statements of investments, as of October 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Fund Liquidation
As discussed in Note 10, in December 2022, the Board of Trustees approved a plan of liquidation for the abrdn Emerging Markets Debt Fund, which is expected to occur in February 2023.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
December 29, 2022
2022 Annual Report	109

Other Tax Information  (Unaudited)

For the year ended October 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% or 20% (depending upon income levels) as qualified dividend income. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2022 Form 1099-DIV.
Fund	Qualified Dividend Income
Global Absolute Return Strategies Fund	2.62%
During the year ended October 31, 2022, the following Funds reported dividends as long-term capital gains:
Fund	Amount
Global Absolute Return Strategies Fund	$690,096

110	2022 Annual Report

Shareholder Expense Examples  (Unaudited)

As a shareholder of the abrdn Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the abrdn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2022 and continued to hold your shares at the end of the reporting period, October 31, 2022.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
		Beginning Account Value, May 1, 2022	Actual Ending Account Value, October 31, 2022	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[12]	Annualized Expense Ratio**
Emerging Markets Debt Fund	Class A	$ 1,000.00	$ 874.10	$ 1,020.22	$ 4.68	$ 5.04	0.99%
	Class C	$ 1,000.00	$ 872.00	$ 1,016.84	$ 7.83	$ 8.44	1.66%
	Class R	$ 1,000.00	$ 874.00	$ 1,018.65	$ 6.14	$ 6.61	1.30%
	Institutional Service Class	$ 1,000.00	$ 876.40	$ 1,021.27	$ 3.69	$ 3.97	0.78%
	Institutional Class	$ 1,000.00	$ 877.30	$ 1,021.88	$ 3.12	$ 3.36	0.66%
Global Absolute Return Strategies Fund	Class A	$ 1,000.00	$ 944.20	$ 1,020.06	$ 5.00	$ 5.19	1.02%
	Class C	$ 1,000.00	$ 941.60	$ 1,016.84	$ 8.12	$ 8.44	1.66%
	Institutional Service Class	$ 1,000.00	$ 945.80	$ 1,021.32	$ 3.78	$ 3.92	0.77%
	Institutional Class	$ 1,000.00	$ 945.20	$ 1,021.93	$ 3.19	$ 3.31	0.65%
Global High Income Fund	Class A	$ 1,000.00	$ 930.50	$ 1,020.16	$ 4.87	$ 5.09	1.00%
	Institutional Class	$ 1,000.00	$ 932.80	$ 1,021.37	$ 3.70	$ 3.87	0.76%
Intermediate Municipal Income Fund	Class A	$ 1,000.00	$ 955.70	$ 1,021.32	$ 3.80	$ 3.92	0.77%
	Class C	$ 1,000.00	$ 953.20	$ 1,017.64	$ 7.38	$ 7.63	1.50%
	Institutional Service Class	$ 1,000.00	$ 957.10	$ 1,022.84	$ 2.32	$ 2.40	0.47%
	Institutional Class	$ 1,000.00	$ 958.10	$ 1,022.69	$ 2.47	$ 2.55	0.50%
Short Duration High Yield Municipal Fund	Class A	$ 1,000.00	$ 960.20	$ 1,020.27	$ 4.84	$ 4.99	0.98%
	Class C	$ 1,000.00	$ 957.60	$ 1,016.48	$ 8.54	$ 8.79	1.73%
	Institutional Class	$ 1,000.00	$ 961.40	$ 1,021.58	$ 3.56	$ 3.67	0.72%
2022 Annual Report	111

Shareholder Expense Examples  (Unaudited)  (concluded)

		Beginning Account Value, May 1, 2022	Actual Ending Account Value, October 31, 2022	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[12]	Annualized Expense Ratio**
Ultra Short Municipal Income Fund	Class A	$ 1,000.00	$ 1,005.80	$ 1,021.78	$ 3.44	$ 3.47	0.68%
	Class A1	$ 1,000.00	$ 1,004.80	$ 1,021.78	$ 3.44	$ 3.47	0.68%
	Institutional Class	$ 1,000.00	$ 1,007.00	$ 1,023.04	$ 2.18	$ 2.19	0.43%

**	The expense ratio presented represents a six-month, annualized ratio.
1	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
2	Represents the hypothetical 5% return before expenses.

112	2022 Annual Report

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements
At a regularly scheduled quarterly meeting (the “Quarterly Meeting”) of the Board of Trustees (the “Board” or the “Trustees”) of the abrdn Funds (the “Trust”) held on June 15, 2022, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with abrdn Inc. (“AI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) by and among the Trust, AI and abrdn Investments Limited (formerly, “Aberdeen Asset Managers Limited”) (“AIL” or the “Sub-Adviser”) for each of the following series of the Trust: abrdn Emerging Markets Debt Fund, abrdn Global High Income Fund, abrdn Intermediate Municipal Income Fund,  abrdn Short Duration High Yield Municipal Fund, abrdn Ultra Short Municipal Income Fund and abrdn Global Absolute Return Strategies Fund (each a “Fund,” and collectively the “Funds”). In addition, the Independent Trustees held a separate telephonic meeting on June 8, 2022 (together with the Quarterly Meeting held on June 15, 2022, the “Meetings”) to review the materials provided and the relevant legal considerations. AIL is an affiliate of AI. AI and the Sub-Adviser are sometimes referred to collectively as the “Advisers."
In connection with their consideration of whether to approve the continuation of the Agreements, the Board members received and reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; (iii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iv) information about the profitability of the Agreements to the Advisers; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law.
The Board, including the Independent Trustees, also considered other matters such as: (i) each Fund’s investment objective and strategies; (ii) the procedures employed to determine the value of the Funds’ assets; (iii) the Advisers’ investment personnel and operations; (iv) the Advisers’ financial results and financial condition; (v) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers; and (vii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by AI’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from AI and the Sub-Adviser.
The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with their independent legal counsel regarding consideration of the continuation of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.
In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information relating to the services provided by the Advisers, including detailed information about each Fund’s investment performance. This information generally included, among other things, third-party performance rankings for various periods (including, as applicable, periods prior to the Advisers’ management of the Funds) comparing each Fund against its respective peer group, total return information for the Funds for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.
Investment performance of the Funds and the Advisers. The Trustees received and reviewed with management, among other performance data, information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AI and its affiliates to the extent available. The Trustees reviewed and considered the Funds that had changed their investment strategies during the year and that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund’s investment strategy. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics.
The Trustees also considered, as applicable, the performance of the Advisers since they commenced management of the Funds. The Trustees also considered AI’s and the Sub-Adviser’s performance generally, the performance of the fund family generally, the historical responsiveness of AI to Trustee concerns about performance, and the willingness of AI and the Sub-Adviser to take steps intended to improve performance.
Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.
2022 Annual Report	113

Supplemental Information (Unaudited)  (continued)

The Board noted that it would continue to monitor the Funds’ performance and any actions taken by AI and its affiliates relating to performance.
The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AI to any separately managed accounts with a similar strategy. In reviewing the comparison of each Fund’s net management fee to that of comparable funds, the Board noted that the fee for the Funds includes both advisory and administrative fees. In evaluating the Funds’ advisory fees, the Trustees considered the demands, complexity and quality of the investment management of the Funds.  In considering the fees charged by AI to any comparable accounts, the Trustees also considered, among other things, management’s discussion of the different investment restrictions, objectives or policies that may be involved in managing accounts of different types.
The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would not be paid by the Funds, but would be paid by AI out of its advisory fee. The Board also considered that AI had entered into or renewed expense limitation agreements with each of the Funds, pursuant to which AI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time. The Trustees also noted that AI had agreed to reduce the advisory fees payable by certain Funds during the year.
The Trustees also considered the compensation AI and its affiliates received, directly and indirectly, from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AI and its affiliates’ relationships with the Funds, including the engagement of affiliates of AI to provide administrative and distribution services to the Funds.  The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Funds, the performance of the Funds, court cases regarding adviser profitability, and whether AI had implemented breakpoints and expense limitations with respect to the Funds.  The Trustees also examined the profitability of AI and its affiliates on a Fund-by-Fund basis.
After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AI and its affiliates from their relationships with the Funds were reasonable and supported the continuation of the Agreements.
The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AI and the Sub-Adviser, as applicable, to the Funds and the resources dedicated to the Funds by AI and its affiliates. The Board considered the Advisers’ risk management processes. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. AI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered the allocation of responsibilities among the Advisers. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees considered not only the advisory services provided by AI to the Funds, but also the administrative services provided by AI to the Funds under a separate administration agreement.  The Trustees also took into account the Advisers’ investment experience. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the continuation of the Agreements.
Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AI and the Sub-Adviser and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Board noted management’s discussion of the Funds’ advisory fee structure.  The Trustees noted that each of the Funds was subject to a contractual expense limitation agreement and considered that certain Funds were subject to breakpoints in their investment advisory fees. The Board also considered how the Funds’ potential future growth and increased size would have an effect on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase at a proportionally higher rate than the increase in certain expenses.   The Trustees also took note of the costs of the services provided and the profitability to AI and its affiliates from their relationships with the Funds, as discussed above.
After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the continuation of the Agreements.
The Trustees also considered other factors, which included but were not limited to the following:
•	whether the Funds have operated in accordance with their investment objectives as well as the Funds’ record of compliance with their
114	2022 Annual Report

Supplemental Information (Unaudited)  (concluded)

investment restrictions, and the compliance programs of the Trust and AI. The Trustees also considered the compliance-related resources AI and its affiliates were providing to the Funds.
•	the nature, quality, cost and extent of administrative services performed by AI under the Advisory Agreement and under a separate agreement covering administrative services.
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.
•	so-called “fallout benefits” to AI, such as the benefits of research made available to AI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
* * *
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.
2022 Annual Report	115

Management of the Funds  (Unaudited)
As of October 31, 2022

The names, years of birth and business addresses of the trustees and officers of the Funds as of October 31, 2022, their principal occupations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds or the Funds' Advisers are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons, as described above, are referred to in the table below under the heading “Independent Trustees.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Interested Trustees
Stephen Bird† c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Trustee since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	28	None.
Independent Trustees
Radhika Ajmera**** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Trustee since 2020	Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent nonexecutive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Funds since 2020 and abrdn Global Income Fund Inc, abrdn Asia-Pacific Income Fund Inc and abrdn Australia Equity Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.	23	None.
P. Gerald Malone c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Trustee since 2007 Chairman of the Board	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as a non-executive director of U.S. healthcare company Bionik Laboratories Corp. (2018 - July 2022), as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	28	None.
Rahn K. Porter c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Trustee since 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	19	Director of CenturyLink Investment Management Company since 2006, Director of BlackRidge Financial Inc. from 2004 to 2019.
116	2022 Annual Report

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2022

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Steven N. Rappaport c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Trustee since 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	20	Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company) from 2006 to 2018; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005; and Director of Credit Suisse NEXT Fund since 2013; and Director of Credit Suisse Park View Fund until 2016.
Warren C. Smith c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Trustee since 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993	19	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	As of October 31, 2022, the Fund Complex consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 19 portfolios) and abrdn ETFs (which consists of 3 portfolios). For the purposes of listing the number of funds in the Fund Complex overseen by each Board member, each portfolio of abrdn Funds and abrdn ETFs is counted individually.
***	Directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with the Investment Manager.
2022 Annual Report	117

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2022

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held* with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer	Since 2017	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Chris Demetriou** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2020	Currently, Chief Executive Officer – UK, EMEA and Americas. Mr. Demetriou joined abrdn Inc. in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President and Chief Executive Officer	Since 2022	Currently, Executive Director, Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2022	Currently, Senior Product Solutions and Implementation Manager for abrdn Inc. Ms. Hasson joined the company in November 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since 2009	Currently, Director, Senior Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2017	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
118	2022 Annual Report

Management of the Funds  (Unaudited)  (concluded)
As of October 31, 2022

Name, Address and Year of Birth	Position(s) Held* with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Andrea Melia** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Office	Since 2009	Currently, Vice President and Senior Director, Product Management for abrdn Inc. Ms. Melia joined abrdn Inc. in September 2009.
Ben Moser** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President	Since 2018	Currently, Head of Commercial Operations, Americas for abrdn Inc. Mr. Moser joined abrdn Inc. in July 2008.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in July 2007.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Funds' Trustees and Officers is available in the Trust's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
2022 Annual Report	119

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Management Information

Trustees
Radhika Ajmera
Stephen Bird
P. Gerald Malone, Chairman
Rahn K. Porter
Steven N. Rappaport
Warren C. Smith
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Fund Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Transfer Agent
SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
Distributor
Aberdeen Fund Distributors LLC
1900 Market Street, Suite 200
Philadelphia, PA 19103
Sub-Administrator, Custodian & Fund Accountant
State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Fund Counsel
Dechert LLP
1900 K Street N.W.
Washington, DC 20006

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
abrdn.us
AOE-0143-AR

Item 2. Code of Ethics.

(a) As of October 31, 2022, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) There have been no amendments during the period covered by this report to a provision of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Rahn K. Porter is the “audit committee financial expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2022	$690,310	$0	$0	$7,929
October 31, 2021	$580,015	$0	$101,130	$13,745

[1] The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”) or a sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with PCAOB 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in its letter that, in its professional judgment, it is independent of the Trust within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the Committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2022 and October 31, 2021 and were $1,108,929 and $1,547,556, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2022, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, subsequent to the Registrant’s last fiscal year, a control enhancement has been implemented so that, for abrdn Global Equity Impact Fund and abrdn International Sustainable Leaders Fund, the liability to the Internal Revenue Service on behalf of shareholders related to Article 63 EU Tax Reclaims is measured consistent with the terms of the agreement governing such liability.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Funds

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer
abrdn Funds

Date: January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson
Principal Executive Officer
abrdn Funds

Date: January 9, 2023

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer
abrdn Funds

Date: January 9, 2023